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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                       Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2012 through December 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                                                          [LOGO]  PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2012




Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       26

  Notes to Financial Statements                                              31

  Report of Independent Registered Public Accounting Firm                    36

  Approval of Investment Advisory Agreement                                  37

  Trustees, Officers and Service Providers                                   40

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Corporate Bonds                                                       27.7%
Collateralized Mortgage Obligations                                        20.3%
U.S. Government Securities                                                 16.2%
Senior Secured Loans                                                        9.9%
Municipal Bonds                                                             7.6%
International Corporate Bonds                                               6.5%
Asset Backed Securities                                                     5.8%
Temporary Cash Investment                                                   2.3%
Convertible Corporate Bonds                                                 1.0%
U.S. Preferred Stocks                                                       0.9%
U.S. Common Stocks                                                          0.7%
Foreign Government Bonds                                                    0.6%
Convertible Preferred Stocks                                                0.5%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Quality Distribution
(As a percentage of total investment portfolio)

AAA                                                                        31.2%
AA                                                                          7.3%
A                                                                          13.9%
BBB                                                                        27.1%
BB                                                                          9.9%
B                                                                           4.7%
CCC                                                                         2.2%
Cash Equivalent                                                             2.3%
Not Rated                                                                   1.4%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Holdings
(As a percentage of total long-term holdings)*

1. U.S. Treasury Bonds, 4.375%, 5/15/41                                    1.80%
2. U.S. Treasury Bonds, 4.5%, 2/15/36                                      1.45
3. The Hanover Insurance Group, Inc., 7.625%, 10/15/25                     1.25
4. Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41               1.18
5. SLM Corp., Floating Rate Note, 7/25/14                                  1.16

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                       12/31/12                12/31/11
    Class I                                      $11.49                  $11.89
    Class II                                     $11.50                  $11.90

                                Net
 Distributions per Share        Investment      Short-Term         Long-Term
 (1/1/12 - 12/31/12)            Income          Capital Gains      Capital Gains
    Class I                     $0.5451         $-                 $0.8355
    Class II                    $0.5116         $-                 $0.8355
--------------------------------------------------------------------------------

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Pioneer Bond VCT     Pioneer Bond VCT     Barclays Capital
                 Portfolio, Class I   Portfolio, Class II  Aggregate Bond Index
12/31/2002       $10,000              $10,000              $10,000
12/31/2003       $10,328              $10,302              $10,410
12/31/2004       $10,691              $10,638              $10,862
12/31/2005       $10,972              $10,890              $11,126
12/31/2006       $11,486              $11,372              $11,608
12/31/2007       $12,238              $12,087              $12,417
12/31/2008       $12,161              $11,981              $13,067
12/31/2009       $14,299              $14,053              $13,842
12/31/2010       $15,616              $15,309              $14,748
12/31/2011       $16,481              $16,131              $15,904
12/31/2012       $17,922              $17,491              $16,575

The Barclays Capital Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
                                                Class I                Class II*
--------------------------------------------------------------------------------
10 Years                                         6.01%                  5.75%
5 Years                                          7.93%                  7.67%
1 Year                                           8.75%                  8.43%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on November 9, 2007. Performance shown for periods prior to the inception of Class II shares on November 9, 2007, is based on the performance of Class I shares reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (division) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2012, through December 31, 2012.

Share Class                                           I                 II
------------------------------------------------------------------------------
Beginning Account Value on 7/1/12                $1,000.00          $1,000.00
Ending Account Value on 12/31/12                 $1,044.27          $1,041.69
Expenses Paid During Period*                     $    3.19          $    4.67

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.91% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012 through December 31, 2012.

Share Class                                          I                 II
----------------------------------------------------------------------------
Beginning Account Value on 7/1/12               $1,000.00         $ 1,000.00
Ending Account Value on 12/31/12                $1,022.02         $ 1,020.56
Expenses Paid During Period*                    $    3.15         $     4.62

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.62% and 0.91% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The fixed-income market delivered generally healthy returns during the 12 months ended December 31, 2012, with credit-sensitive securities such as corporate bonds outperforming higher-quality government bonds. While the performance results for the bond market were good, the year did feature some periods of high volatility caused by investors' concerns about the strength of the U.S. economy. In the following discussion, Kenneth J. Taubes reviews the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12-month period. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio, along with Charles Melchreit, vice president and portfolio manager at Pioneer.


Q: What was the investment environment like during the 12 months ended December 31, 2012?

A: Credit sectors generally fared well during the period, even after enduring periodic declines occasioned by worries that the economic recoveries both at home and abroad might be in jeopardy. Interest rates ended the Portfolio's fiscal year at levels close to where they began, but interim market volatility caused rates to move higher and lower at various times as investor sentiment shifted within the 12-month period. The fiscal year began with corporate bonds and other credit-sensitive securities continuing the rally that had begun in late 2011, amid rising investor confidence about the sustainability of the economic recovery. That confidence faded in the second calendar quarter (April through June) of 2012, however, as concerns re-emerged about sovereign-debt problems in some European nations, which triggered worries of a "contagion" effect that possibly could undermine growth in the global economy. In addition, worries about the durability of the economic recovery in the United States began to creep into investors' minds, as new-job creation lagged and some corporations began reporting disappointing earnings.

     As the performance of credit-sensitive corporate bonds and other asset classes such as stocks deteriorated, the central banks of some of the world's major economies began intervening in the summer and fall 2012 with new and enhanced policies intended to stimulate growth and rebuild confidence. First, the European Central Bank (ECB) announced that it would become more active in buying the short-term debt of peripheral European nations, including Greece and Spain, in an effort to keep borrowing rates low for national governments on the Continent. Shortly after that, the U.S. Federal Reserve Board (the Fed) announced its third round of quantitative easing ("QE3"), which entailed the purchase of mortgage-backed securities in the open market. Additionally, monetary authorities in China announced that they also were lowering short-term interest rates and easing credit conditions. The actions by the Chinese authorities renewed investors' confidence not only in the economy of China, but also in the growth prospects for the emerging markets in general.

     The combination of announcements by the three central banks helped to trigger a sharp rally in the financial markets, and high-yield and other credit-sensitive securities rallied through the end of the period in December, outperforming higher-quality securities.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST


     In the United States meanwhile, November's elections appeared to confirm the status quo of a divided government in Washington. While the election results removed some uncertainty regarding future tax and regulatory policies in the U.S., they also signaled a potential continuance of political gridlock. Indeed, as 2012 ended and a deal to avoid the so-called "fiscal cliff" was reached, some investors began to worry that the next budget battle between Congress and the White House over raising the U.S. debt ceiling could reprise the bitterness and posturing that characterized the 2011 debt-ceiling debate--a debate that greatly unsettled the markets. The fallout from the 2011 debt-ceiling drama has been cited as one reason why Standard & Poor's eventually lowered the long-term sovereign-credit rating of the U.S. from AAA to AA+ in August of 2011.

Q:   How did the Portfolio perform during the 12 months ended December 31, 2012?

A: Pioneer Bond VCT Portfolio's Class I shares returned 8.75% at net asset value during the 12 months ended December 31, 2012, and Class II shares returned 8.43%. During the same period, the Portfolio's benchmark, the Barclays Capital Aggregate Bond Index (the Barclays Index), returned 4.22%, while the average return of the 31 variable portfolios in Lipper's Corporate Debt A-rated Portfolios category was 6.91%.

Q: What investment strategies did you employ during the 12 months ended December 31, 2012, and what effects, if any, did they have on the Portfolio's performance?

A: Throughout the 12-month period, we overweighted the Portfolio to credit while underweighting Treasuries and government-agency bonds. The positioning helped the Portfolio to produce better returns than its benchmark, the Barclays Index, and its Lipper peers during the period. We maintained the Portfolio's credit-overweight positioning because we believed that, in spite of periodic worries, the nation's economic recovery would continue, albeit at a slow pace. We also believed that government debt, including U.S. Treasuries, was expensive and did not offer attractive relative value. At the same time, U.S. corporations, for the most part, had built up solid balance sheets with manageable debt loads, leading us to believe that credit risk was contained.

     As a consequence, we consistently emphasized corporate bonds and other credit-sensitive securities in the Portfolio during the period, including non-agency mortgage-backed securities and floating-rate bank loans, while maintaining less exposure to Treasuries and other government-related securities.

     We also maintained a shorter duration in the Portfolio during the 12-month period because we felt that with interest rates at such low levels, further rate declines were unlikely; therefore, we thought it made more sense to keep the Portfolio's interest-rate risk low by maintaining a shorter duration (duration is a measure of a portfolio's price sensitivity to changes in interest rates). As of December 31, 2012, the Portfolio's effective duration was 4.31 years.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12                             (continued)
--------------------------------------------------------------------------------

     At the end of the period on December 31, 2012, more than a quarter of the Portfolio's net assets were invested in domestic investment-grade corporate bonds. Collateralized mortgage obligations (including commercial mortgages) and asset-backed securities, combined, accounted for roughly another quarter of the Portfolio's assets. The Portfolio also had an overweight exposure to municipal bonds (nearly 8%) as of year-end. Exposure to international investments (comprised of investment-grade and high-yield corporates as well as emerging markets debt) represented roughly 7% of assets as of year-end, while U.S. high-yield corporates was one of the smaller Portfolio allocations. U.S. government-related securities (Treasuries, government-agency bonds and agency mortgage-backed issues) represented roughly 16% of the Portfolio's assets at year-end, while exposure to bank loans also represented a good-sized portion of the Portfolio's assets as of December 31, 2012.

Q: What Portfolio allocations and/or individual holdings contributed the most to performance during the 12 months ended December 31, 2012, and which detracted the most from performance?

A: The Portfolio's overweighted positions and security selection within corporates, including securities in the lower-quality tiers of the investment-grade corporate universe, helped drive benchmark-relative performance during the 12-month period. Relative results also were helped by the Portfolio's overweighting of bonds in the financials sector. Banks, insurance companies and other financial institutions have been rebuilding the quality of their assets and have become more stable in our opinion.

     Underweighting the Portfolio to government-agency mortgage-backed securities also proved advantageous for relative returns, despite the asset classes' good performance in August and September after the Fed announced its QE3 program. Instead of focusing on agency mortgages, we overweighted the Portfolio in commercial mortgages, which performed very well. The Portfolio's floating-rate bank loans fared better than the Barclays Index during the period, but they did not perform as well as corporate bonds. We also invested the Portfolio in municipal bonds--which were not part of the Barclays Index--as a high-quality alternative to Treasuries. Municipals outperformed Treasuries during the 12-month period, despite a December sell-off that was spurred by concerns over the possibility that muni's tax-exempt status could be affected by potential changes in tax policy resulting from the "fiscal cliff" negotiations (the tax-exempt status of municipals, eventually, was reaffirmed).

     One of the best performers among the Portfolio's corporate bond holdings during the period was investment banking firm Jefferies Group, whose bonds appreciated partly on the news of its merger agreement with another financial institution. Other corporate bonds in the financials sector that contributed to the Portfolio's results included securities issued by investment bank Morgan Stanley, diversified financials firm Bank of America, and student loan specialist SLM, better known as Sallie Mae.

     The Portfolio did own some disappointing corporate-related investments during the 12-month period. In particular, positions in the convertible securities of Intel, and in a loan to Texas-based utility TXU, underperformed the general portfolio despite producing positive absolute returns during the period.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Q:   What is your investment outlook?

A: We believe the domestic economy will continue to grow, but at a modest pace of 2% or slightly better in 2013. A late-2012 agreement in Washington avoided the so-called "fiscal cliff," which would have entailed automatic spending cuts and widespread tax increases. While some features of the agreement, such as the higher payroll tax, will not help economic growth, other features, such as making permanent most (but not all) of the lower overall tax rates enacted under President Bush in 2001/2003, may help. The housing sector continues to show evidence that it has stabilized and is beginning to improve, which is good for both consumers and banking institutions. We think corporate profits should continue to increase, although company earnings growth rates may decelerate.

     Political feuding and stalemate in Washington continues to be one of the major concerns dogging the market. With that said, conditions in Europe may stabilize and China's economy appears to be back on track after the country's growth rate had decelerated earlier in 2012. China's recovery should help U.S. manufacturers as well as trade-dependent companies, and should provide a boost to the emerging markets region in general.

Please refer to the Schedule of Investments on pages 8 to 25 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            CONVERTIBLE CORPORATE BONDS - 1.0%
                                            Health Care Equipment & Services - 0.5%
                                            Managed Health Care - 0.5%
   180,000                  A-/NR           WellPoint, Inc., 2.75%, 10/15/42 (144A)                                  $   193,612
                                                                                                                     -----------
                                            Total Health Care Equipment & Services                                   $   193,612
                                                                                                                     -----------
                                            Semiconductors & Semiconductor Equipment - 0.5%
                                            Semiconductors - 0.5%
   175,000                  A-/NR           Intel Corp., 2.95%, 12/15/35                                             $   181,453
                                                                                                                     -----------
                                            Total Semiconductors & Semiconductor Equipment                           $   181,453
                                                                                                                     -----------
                                            TOTAL CONVERTIBLE CORPORATE BONDS
                                            (Cost $358,305)                                                          $   375,065
                                                                                                                     -----------
    Shares
                                            PREFERRED STOCKS - 1.0%
                                            Banks - 0.7%
                                            Diversified Banks - 0.4%
     1,800       6.50       A-/Baa1         US Bancorp (Perpetual)                                                   $    51,552
     3,000       6.00       A-/Baa1         US Bancorp (Perpetual)                                                        83,220
                                                                                                                     -----------
                                                                                                                     $   134,772
                                                                                                                     -----------
                                            Regional Banks - 0.3%
     1,000       6.25       A-/NR           CoBank ACB (Perpetual) (144A)                                            $   104,656
                                                                                                                     -----------
                                            Total Banks                                                              $   239,428
                                                                                                                     -----------
                                            Insurance - 0.3%
                                            Life & Health Insurance - 0.3%
     4,800       7.38       BB+/Baa3        Delphi Financial Group, Inc., 5/15/37                                    $   120,000
                                                                                                                     -----------
                                            Total Insurance                                                          $   120,000
                                                                                                                     -----------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $340,288)                                                          $   359,428
                                                                                                                     -----------
                                            CONVERTIBLE PREFERRED STOCK - 0.5%
                                            Banks - 0.5%
                                            Diversified Banks - 0.5%
       155                  BBB+/Ba1        Wells Fargo & Co., 7.5% (Perpetual)                                      $   189,875
                                                                                                                     -----------
                                            Total Banks                                                              $   189,875
                                                                                                                     -----------
                                            TOTAL CONVERTIBLE PREFERRED STOCK
                                            (Cost $152,770)                                                          $   189,875
                                                                                                                     -----------
                                            COMMON STOCK - 0.3%
                                            Real Estate - 0.3%
                                            Real Estate Operating Companies - 0.3%
     5,953                                  Forest City Enterprises, Inc.*                                           $    96,141
                                                                                                                     -----------
                                            TOTAL COMMON STOCK
                                            (Cost $94,950)                                                           $    96,141
                                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            ASSET BACKED SECURITIES - 5.8%
                                            Materials - 0.8%
                                            Diversified Metals & Mining - 0.1%
    22,133                  BBB+/Baa1       Lehman ABS Manufactured Housing Contract Trust 2001-B,
                                            5.873%, 4/15/40                                                          $    24,255
                                                                                                                     -----------
                                            Precious Metals & Minerals - 0.2%
    70,974       0.91       AA+/Aa2         Credit-Based Asset Servicing and Securitization LLC,
                                            Floating Rate Note, 5/25/50 (144A)                                       $    69,297
                                                                                                                     -----------
                                            Steel - 0.5%
    44,308                  AAA/Aaa         HSBC Home Equity Loan Trust USA 2006-3, 5.63%, 3/20/36 (Step)            $    44,753
    63,724       0.56       AAA/Aaa         New Century Home Equity Loan Trust Series 2005-1,
                                            Floating Rate Note, 3/25/35                                                   61,804
    88,443                  AA-/Aa3         Terwin Mortgage Trust Series TMTS 2005-16HE, 4.5%, 9/25/36 (Step)             90,900
                                                                                                                     -----------
                                                                                                                     $   197,457
                                                                                                                     -----------
                                            Total Materials                                                          $   291,009
                                                                                                                     -----------
                                            Automobiles & Components - 0.3%
                                            Automobile Manufacturers - 0.3%
    41,024                  A+/NR           Santander Drive Auto Receivables Trust 2011-S2,
                                            3.35%, 6/15/17 (144A)                                                    $    41,244
    40,000                  A/A1            Santander Drive Auto Receivables Trust 2012-1, 3.78%, 11/15/17                41,822
    25,000                  A/A1            Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18                  25,833
                                                                                                                     -----------
                                                                                                                     $   108,899
                                                                                                                     -----------
                                            Total Automobiles & Components                                           $   108,899
                                                                                                                     -----------
                                            Banks - 2.9%
                                            Diversified Banks - 0.1%
    31,473       0.30       NR/Aa1          Wells Fargo Home Equity Trust, Floating Rate Note, 4/25/37               $    30,880
                                                                                                                     -----------
                                            Thrifts & Mortgage Finance - 2.8%
    20,777       0.39       BB+/B3          ACE Securities Corp., Floating Rate Note, 3/25/36                        $    19,737
    25,451       6.50       BB+/Baa2        ACE Securities Corp., Floating Rate Note, 8/15/30 (144A)                      25,689
    53,723       0.51       AA+/Aa1         Ameriquest Mortgage Securities, Inc., Floating Rate Note, 11/25/34            53,397
    33,651                  NR/A1           Bombardier Capital Mortgage Securitization Corp., 6.65%, 4/15/28              35,142
    15,753       0.61       AA+/Baa1        Carrington Mortgage Loan Trust, Floating Rate Note, 9/25/35                   15,432
    75,770                  B-/B1           Citicorp Residential Mortgage Securities, Inc.,
                                            5.703%, 11/25/36 (Step)                                                       75,580
     2,730       0.31       BBB/A3          Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 1/25/37               2,726
   121,971       5.07       BB+/B2          Countrywide Asset-Backed Certificates, Floating Rate Note, 2/25/36           123,478
    16,553       0.75       AAA/NR          First Franklin Mortgage Loan Trust 2004-FF10,
                                            Floating Rate Note, 9/25/34                                                   16,181
    35,000                  AAA/NR          First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)                35,066
       458       0.32       AAA/Baa3        Fremont Home Loan Trust, Floating Rate Note, 2/25/36                             458
    44,172       0.67       AA+/Aa1         Fremont Home Loan Trust, Floating Rate Note, 6/25/35                          43,400
    22,871       0.85       A/A2            GSAMP Trust 2005-HE2, Floating Rate Note, 3/25/35                             22,386
    77,626                  AA/NR           Leaf II Receivables Funding LLC, 4.9%, 2/20/22 (144A)                         77,533
    20,927       0.27       CCC/Ca          Morgan Stanley ABS Capital I, Floating Rate Note, 12/25/36                     9,899
   140,642       0.47       AA+/Aa3         Option One Mortgage Loan Trust, Floating Rate Note, 11/25/35                 138,271
     7,039       0.33       A+/Aa3          Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                    7,006

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Diversified Banks - (continued)
    25,000       5.46       AAA/Aa3         Origen Manufactured Housing Contract Trust 2004-B,
                                            Floating Rate Note, 11/15/35                                             $    26,380
    13,534       0.91       AAA/Aaa         PFS Financing Corp., Floating Rate Note, 10/17/16 (144A)                      13,536
    19,945       1.71       A/NR            PFS Financing Corp., Floating Rate Note, 10/17/16 (144A)                      19,951
    41,077       0.46       B/Ba3           RAAC Series, Floating Rate Note, 2/25/37 (144A)                               39,531
    71,832       0.65       AA+/A1          RASC Trust, Floating Rate Note, 8/25/35                                       69,270
    50,000                  A/NR            SNAAC Auto Receivables Trust, 3.11%, 6/15/17 (144A)                           50,249
    54,404       0.61       AA+/Aa1         Structured Asset Investment Loan Trust 2005-4,
                                            Floating Rate Note, 5/25/35                                                   53,990
    34,543                  AA+/Baa2        Structured Asset Securities Corp., 4.77%, 10/25/34 (Step)                     34,481
    56,937       0.43       B-/Baa3         Structured Asset Securities Corp., Floating Rate Note,
                                            10/25/36 (144A)                                                               53,996
                                                                                                                     -----------
                                                                                                                     $ 1,062,765
                                                                                                                     -----------
                                            Total Banks                                                              $ 1,093,645
                                                                                                                     -----------
                                            Diversified Financials - 1.8%
                                            Other Diversified Financial Services - 0.1%
     6,456       0.65       AA+/Aa2         Asset Backed Securities Corp. Home Equity,
                                            Floating Rate Note, 4/25/35                                              $     6,436
     7,711                  A/NR            DT Auto Owner Trust 2010-1, 3.46%, 1/15/14 (144A)                              7,713
    25,000                  AA/NR           DT Auto Owner Trust 2012-1, 2.26%, 10/16/17 (144A)                            25,047
    12,950       0.45       AA+/A1          JP Morgan Mortgage Acquisition Corp., Floating Rate Note,
                                            12/25/35                                                                      12,894
                                                                                                                     -----------
                                                                                                                     $    52,090
                                                                                                                     -----------
                                            Specialized Finance - 0.9%
    61,786                  NR/Aaa          321 Henderson Receivables I LLC, 3.82%, 12/15/48 (144A)                  $    65,165
   118,650                  BBB+/Baa1       Domino's Pizza Master Issuer LLC, 5.216%, 1/25/42 (144A)                     133,336
   100,000       0.65       NR/Aaa          GE Dealer Floorplan Master Note Trust, Floating Rate Note, 10/20/17          100,225
    43,951       0.91       A/A2            Irwin Home Equity Corp., Floating Rate Note, 3/25/25                          37,576
     1,063       0.64       AA+/Aa1         MASTR Asset Backed Securities Trust, Floating Rate Note, 5/25/35               1,062
                                                                                                                     -----------
                                                                                                                     $   337,364
                                                                                                                     -----------
                                            Consumer Finance - 0.5%
    11,000                  BBB/NR          American Credit Acceptance Receivables Trust 2012-2,
                                            4.05%, 2/15/18 (144A)                                                    $    11,015
    50,000                  A+/NR           American Credit Acceptance Receivables Trust, 1.64%,
                                            11/15/16 (144A)                                                               50,011
    35,000                  NR/Aaa          Santander Drive Auto Receivables Trust 2011-2, 2.66%, 1/15/16                 35,765
    70,000       1.07       AAA/Aaa         SLM Student Loan Trust, Floating Rate Note, 4/27/26 (144A)                    69,714
                                                                                                                     -----------
                                                                                                                     $   166,505
                                                                                                                     -----------
                                            Asset Management & Custody Banks - 0.3%
   117,708                  A/NR            Triton Container Finance LLC, 4.21%, 5/14/27 (144A)                      $   122,405
                                                                                                                     -----------
                                            Total Diversified Financials                                             $   678,364
                                                                                                                     -----------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $2,106,353)                                                        $ 2,171,917
                                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.
10

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            COLLATERALIZED MORTGAGE OBLIGATIONS - 20.1%
                                            Banks - 13.2%
                                            Thrifts & Mortgage Finance - 13.2%
    70,640                  NR/B2           Banc of America Alternative Loan Trust, 5.25%, 5/25/34                   $    71,850
    30,210                  NR/B3           Banc of America Alternative Loan Trust, 5.5%, 3/25/19                         31,089
   113,284                  NR/Baa2         Banc of America Alternative Loan Trust, 5.5%, 9/25/33                        115,297
    58,992                  A+/Baa2         Banc of America Alternative Loan Trust, 5.75%, 4/25/33                        64,022
    34,041                  NR/Ba2          Banc of America Alternative Loan Trust, 6.0%, 3/25/34                         35,114
    37,743                  BBB+/NR         Banc of America Funding Corp., 5.5%, 10/25/33                                 39,695
    11,171       0.31       AAA/NR          Banc of America Funding Corp., Floating Rate Note, 9/26/46 (144A)             10,994
   513,530                  NR/Caa2         Bayview Commercial Asset Trust, 3.89%, 9/25/37 (Step) (144A) (c)              48,426
   752,827       3.57       NR/Caa2         Bayview Commercial Asset Trust, Floating Rate Note,
                                            7/25/37 (144A) (c)                                                            44,793
    35,609       2.34       AA+/Baa2        Bear Sterns ARM Trust 2003-5, Floating Rate Note, 8/25/33                     35,410
    50,000       0.38       BBB+/Aaa        Citigroup Commercial Mortgage Trust, Floating Rate Note,
                                            4/15/22 (144A)                                                                48,394
    62,738                  NR/Baa1         Citigroup Mortgage Loan Trust, Inc., 6.75%, 8/25/34                           66,822
    75,380       2.64       CCC/NR          Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 9/25/35              74,863
    41,763       0.55       AAA/Aaa         COMM 2005-FL11 Mortgage Trust, Floating Rate Note,
                                            11/15/17 (144A)                                                               38,825
    69,988       0.31       AAA/Aaa         COMM 2006-FL12 Mortgage Trust, Floating Rate Note,
                                            12/15/20 (144A)                                                               69,365
   130,000       0.34       AA-/A1          COMM 2006-FL12 Mortgage Trust, Floating Rate Note,
                                            12/15/20 (144A)                                                              121,042
    83,115       0.39       A+/A1           COMM 2007-FL14 Mortgage Trust, Floating Rate Note,
                                            6/15/22 (144A)                                                                81,699
    25,000                  NR/Aaa          COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                               26,382
    25,000                  NR/Aaa          COMM 2012-CCRE2 Mortgage Trust, 3.791%, 8/15/45                               26,912
    23,000                  AAA/Aaa         COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/15/45                              23,633
   100,000                  NR/Aaa          COMM 2012-LC4 Mortgage Trust, 4.063%, 12/10/44                               109,418
   100,000       2.15       AAA/NR          Commercial Mortgage Pass Through Certificates, Floating
                                            Rate Note, 11/17/26 (144A)                                                   101,488
    32,314                  AA/Ba2          Countrywide Alternative Loan Trust, 4.25%, 4/25/34                            32,544
    41,291                  BB-/B2          Countrywide Alternative Loan Trust, 4.75%, 10/25/33                           42,017
    57,812                  CCC/B2          Countrywide Alternative Loan Trust, 5.5%, 1/25/35                             58,895
    72,419                  B-/NR           Countrywide Alternative Loan Trust, 5.5%, 8/25/34                             71,638
    91,137                  BBB+/NR         Countrywide Alternative Loan Trust, 5.75%, 12/25/33                           93,889
    72,783       4.81       A+/Ba1          Countrywide Home Loan Mortgage Pass Through Trust, Floating
                                            Rate Note, 12/25/33                                                           72,818
    35,428       1.46       AAA/NR          Deutsche Mortgage Securities, Inc., Floating Rate Note,
                                            6/28/47 (144A)                                                                35,442
    17,260                  CCC/NR          First Horizon Mortgage Pass-Through Trust 2006-1, 6.0%, 5/25/36               17,400
    76,331                  NR/Aaa          GE Capital Commercial Mortgage Corp., 5.145%, 7/10/37                         77,120
    50,000       5.31       A/A1            GMAC Commercial Mortgage Securities, Inc., Series 2003-C3
                                            Trust, Floating Rate Note, 4/10/40                                            51,095
    50,000                  NR/Aaa          GS Mortgage Securities Corp., II, 3.377%, 5/10/45                             54,130
   100,000                  NR/NR           GS Mortgage Securities Corp., II, 4.209%, 2/10/21 (144A)                     101,120
   150,000       1.26       AAA/Aaa         GS Mortgage Securities Corp., II, Floating Rate Note, 3/6/20 (144A)          150,202
    41,282       0.93       AAA/Baa2        Impac CMB Trust Series 2004-5, Floating Rate Note, 10/25/34                   39,390
    57,022       0.95       BBB+/A3         Impac CMB Trust Series 2004-7, Floating Rate Note, 11/25/34                   54,292
    58,345       1.01       AAA/Aaa         Impac Secured Assets CMN Owner Trust, Floating Rate Note, 11/25/34            56,142


   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Thrifts & Mortgage Finance - (continued)
    72,353       0.56       AAA/Aaa         Impac Secured Assets Trust 2006-1, Floating Rate Note, 5/25/36           $    71,458
    28,556                  NR/Aaa          JP Morgan Chase Commercial Mortgage Securities Corp.,
                                            4.767%, 3/12/39                                                               28,567
   100,000       2.58       A/A2            JP Morgan Chase Commercial Mortgage Securities Corp.,
                                            Floating Rate Note, 10/15/25 (144A)                                          101,219
    14,593       5.15       AA+/Aa3         JP Morgan Chase Commercial Mortgage Securities Corp.,
                                            Floating Rate Note, 7/12/35                                                   14,590
   153,124                  B-/Ba2          JP Morgan Mortgage Trust, 6.0%, 9/25/34                                      157,143
    13,344       2.37       AAA/Baa1        JP Morgan Mortgage Trust, Floating Rate Note, 10/25/33                        13,541
    45,250       4.44       AAA/Baa1        JP Morgan Mortgage Trust, Floating Rate Note, 10/25/33                        46,392
    70,447       2.52       AA+/Baa3        JP Morgan Mortgage Trust, Floating Rate Note, 2/25/34                         72,204
    54,432       4.89       AA+/Baa1        JP Morgan Mortgage Trust, Floating Rate Note, 2/25/34                         55,369
    50,000                  AAA/Aaa         LB-UBS Commercial Mortgage Trust, 4.568%, 1/15/31                             51,882
    35,371                  AAA/Aaa         LB-UBS Commercial Mortgage Trust, 4.664%, 7/15/30                             36,120
    23,037       0.91       BB/Aaa          Lehman Brothers Floating Rate Commercial Mortgage
                                            Trust 2007-LLF C5, Floating Rate Note, 6/15/22 (144A)                         22,703
    15,000       1.11       B+/A1           Lehman Brothers Floating Rate Commercial Mortgage
                                            Trust 2007-LLF C5, Floating Rate Note, 6/15/22 (144A)                         14,407
    11,338       5.41       AAA/Aaa         Lehman Brothers Small Balance Commercial Mortgage
                                            Trust 2006-3, Floating Rate Note, 12/25/36 (144A)                             11,223
    11,514       1.16       A+/Aa1          Lehman Brothers Small Balance Commercial Mortgage
                                            Trust 2007-3 Class 1A4, Floating Rate Note, 10/25/37 (144A)                   11,443
    66,089       2.41       AAA/Baa2        MASTR Adjustable Rate Mortgages Trust 2003-3, Floating Rate Note,
                                            9/25/33                                                                       63,698
    45,425                  B+/NR           MASTR Alternative Loans Trust, 5.5%, 10/25/19                                 46,725
   129,028                  A+/NR           MASTR Alternative Loans Trust, 5.5%, 2/25/35                                 128,799
   181,374                  B/NR            MASTR Alternative Loans Trust, 6.0%, 7/25/34                                 185,033
    70,142       6.72       A-/NR           Mastr Seasoned Securities Trust, Floating Rate Note, 9/25/32                  73,601
    18,430       0.67       AA+/Baa2        Merrill Lynch Mortgage Investors Trust Series MLCC 2005-A,
                                            Floating Rate Note, 3/25/30                                                   18,050
    96,893       1.41       AAA/Aaa         NorthStar 2012-1 Mortgage Trust, Floating Rate Note,
                                            8/25/29 (144A)                                                                96,719
    54,959                  NR/Aa3          PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step) (144A)                        53,707
    71,503                  CCC/NR          Residential Asset Securitization Trust, 5.5%, 7/25/35                         70,945
    91,100                  BB/NR           RFMSI Trust, 5.25%, 8/25/35                                                   94,333
    70,739       0.53       A+/Baa3         Sequoia Mortgage Trust 2004-10, Floating Rate Note, 11/20/34                  68,249
    89,447       0.43       BBB+/Ba3        Sequoia Mortgage Trust 2005-2, Floating Rate Note, 3/20/35                    81,547
    91,184       2.22       AAA/NR          Springleaf Mortgage Loan Trust, Floating Rate Note, 10/25/57 (144A)           93,928
     7,770       0.95       A+/Ba1          Structured Asset Mortgage Investments, Inc., Floating
                                            Rate Note, 12/19/33                                                            7,156
   100,000       5.53       NR/C            Structured Asset Securities Corp., Floating Rate Note,
                                            12/18/49 (144A)                                                               17,156
    32,744       4.10       AAA/Ba1         Thornburg Mortgage Securities Trust Class II4A, Floating Rate Note,
                                            3/25/44                                                                       32,846
    40,000                  AA/Aa3          Timberstar Trust, 5.747%, 10/15/36 (144A)                                     44,035
   400,000                  AAA/Aaa         Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41                    426,556
43,886,338       0.01       AAA/Aaa         Wachovia Bank Commercial Mortgage Trust, Floating Rate Note,
                                            6/15/45 (c)                                                                   11,279
    75,000       5.30       BBB/NR          WAMU Commercial Mortgage Securities Trust, Floating Rate Note,
                                            5/25/36 (144A)                                                                77,333

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Thrifts & Mortgage Finance - (continued)
    36,051       2.45       BBB+/NR         WaMu Mortgage Pass Through Certificates, Floating Rate Note,
                                            1/25/35                                                                  $    36,171
     5,608       2.26       NR/Ba3          WaMu Mortgage Pass Through Certificates, Floating Rate Note,
                                            2/27/34                                                                        4,568
    43,536                  AA+/A1          Wells Fargo Mortgage Backed Securities Trust, 5.0%, 11/25/36                  45,171
   120,524                  NR/Caa1         Wells Fargo Mortgage Backed Securities Trust, 5.75%, 3/25/36                 120,952
    33,545       2.66       AA+/A2          Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                            10/25/34                                                                      34,500
    24,519       4.49       AA+/Aa2         Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                            11/25/33                                                                      24,559
                                                                                                                     -----------
                                                                                                                     $ 4,959,544
                                                                                                                     -----------
                                            Total Banks                                                              $ 4,959,544
                                                                                                                     -----------
                                            Diversified Financials - 4.6%
                                            Other Diversified Financial Services - 3.9%
    90,552       3.13       AA+/NR          Banc of America Mortgage 2003-F Trust, Floating Rate Note, 7/25/33       $    91,324
    87,911       3.00       AA+/NR          Banc of America Mortgage 2004-E Trust, Floating Rate Note, 6/25/34            87,849
    37,412                  A+/NR           Banc of America Mortgage Trust 2004-11, 5.75%, 1/25/35                        38,357
     5,240                  BB+/NR          Banc of America Mortgage Trust 2004-7, 4.5%, 8/25/19                           5,323
    81,586                  A+/NR           Banc of America Mortgage Trust 2004-9, 5.5%, 11/25/34                         85,211
    32,100                  AAA/Baa1        Banc of America Mortgage Trust 2005-9, 4.75%, 10/25/20                        32,509
    44,435                  NR/B1           Citicorp Mortgage Securities, Inc., 5.0%, 2/25/36                             47,076
    50,792       0.33       BBB+/Aaa        Commercial Mortgage Pass-Through Certificates Series 2007-TFL1,
                                            Floating Rate Note, 2/15/22 (144A)                                            49,595
    15,925                  AAA/Aaa         Greenwich Capital Commercial Funding Corp., 4.111%, 7/5/35                    15,997
    12,705       5.95       B-/Caa1         JP Morgan Alternative Loan Trust, Floating Rate Note, 9/25/36                 12,766
    85,878       3.00       NR/NR           La Hipotecaria SA de CV, Floating Rate Note, 9/8/39 (144A)                    89,528
    50,000                  A+/NR           Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                    56,490
    45,717       0.31       AA+/Aaa         Morgan Stanley Capital I, Inc., Floating Rate Note, 10/15/20 (144A)           45,519
    74,022                  NR/Baa3         ORES NPL LLC, 4.0%, 9/25/44 (144A)                                            74,289
   250,000                  AAA/Baa3        RALI Trust, 4.0%, 7/25/33                                                    248,688
    66,108                  AAA/Ba3         RALI Trust, 4.75%, 4/25/34                                                    66,298
   209,225                  NR/B1           RALI Trust, 5.0%, 9/25/19                                                    215,296
    50,000                  BB+/Ba3         RALI Trust, 5.5%, 8/25/33                                                     51,728
    75,000                  BBB/Baa3        RALI Trust, 5.5%, 9/25/33                                                     77,168
    57,393                  AAA/NR          RALI Trust, 6.0%, 10/25/34                                                    58,487
                                                                                                                     -----------
                                                                                                                     $ 1,449,498
                                                                                                                     -----------
                                            Specialized Finance - 0.0%+
     3,185                  AAA/NR          COBALT CMBS Commercial Mortgage Trust 2006-C1, 5.174%,
                                            8/15/48                                                                  $     3,194
                                                                                                                     -----------
                                            Consumer Finance - 0.1%
    43,026       4.62       AA+/A2          GMAC Mortgage Corp., Loan Trust, Floating Rate Note, 10/19/33            $    44,486
                                                                                                                     -----------
                                            Asset Management & Custody Banks - 0.1%
    42,314       2.86       NR/NR           Jefferies & Co., Inc., Floating Rate Note, 5/26/37 (144A)                $    42,403
                                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Investment Banking & Brokerage - 0.5%
   160,000       4.88       AAA/NR          Banc of America Merrill Lynch Commercial Mortgage, Inc.,
                                            Floating Rate Note, 7/10/42                                              $   168,168
                                                                                                                     -----------
                                            Total Diversified Financials                                             $ 1,709,749
                                                                                                                     -----------
                                            Real Estate - 1.1%
                                            Mortgage REIT - 0.8%
    20,465       2.88       AAA/Ba1         Credit Suisse First Boston Mortgage Securities Corp., Floating
                                            Rate Note, 11/25/33                                                      $    19,909
   200,000       6.45       D/Caa2          Credit Suisse First Boston Mortgage Securities Corp., Floating
                                            Rate Note, 9/15/34 (144A)                                                     97,244
    25,000       3.61       NR/A2           FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)             25,934
    15,000       3.95       NR/NR           FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)              15,615
    35,000       3.89       NR/NR           FREMF Mortgage Trust, Floating Rate Note, 2/25/45 (144A)                      33,673
    50,000       4.94       NR/A3           FREMF Mortgage Trust, Floating Rate Note, 4/25/44 (144A)                      54,716
    50,000       5.05       NR/A3           FREMF Mortgage Trust, Floating Rate Note, 7/25/44 (144A)                      55,006
                                                                                                                     -----------
                                                                                                                     $   302,097
                                                                                                                     -----------
                                            Real Estate Services - 0.3%
   100,000       0.96       AA+/Aa1         Banc of America Large Loan Trust 2007-BMB1, Floating Rate Note,
                                            8/15/29 (144A)                                                           $    98,389
                                                                                                                     -----------
                                            Total Real Estate                                                        $   400,486
                                                                                                                     -----------
                                            Government - 1.2%
    25,000                  NR/NR           Fannie Mae REMICS, 4.5%, 6/25/29                                         $    27,831
     9,899                  NR/NR           Fannie Mae REMICS, 5.0%, 9/25/39                                              10,348
    96,502                  NR/NR           Freddie Mac REMICS, 4.0%, 6/15/22                                            101,995
    49,511                  NR/NR           Freddie Mac REMICS, 5.0%, 6/15/34                                             51,103
     1,089                  NR/NR           Freddie Mac REMICS, 5.0%, 8/15/35                                              1,088
    49,861                  NR/NR           Government National Mortgage Association, 3.0%, 4/20/41                       52,583
    22,026                  NR/NR           Government National Mortgage Association, 5.25%, 8/16/35                      26,063
 2,424,206       0.65       NR/NR           Government National Mortgage Association, Floating Rate Note,
                                            11/16/51 (c)                                                                  97,400
   346,907       1.03       NR/NR           Government National Mortgage Association, Floating Rate Note,
                                            2/16/53 (c)                                                                   29,520
   395,508       1.10       NR/NR           Government National Mortgage Association, Floating Rate Note,
                                            8/16/52 (c)                                                                   30,675
   347,119       1.07       NR/NR           Government National Mortgage Association, Floating Rate Note,
                                            9/16/52 (c)                                                                   30,186
                                                                                                                     -----------
                                                                                                                     $   458,792
                                                                                                                     -----------
                                            Total Government                                                         $   458,792
                                                                                                                     -----------
                                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                            (Cost $7,622,851)                                                        $ 7,526,571
                                                                                                                     -----------

                                            CORPORATE BONDS - 34.0%
                                            Energy - 3.8%
                                            Oil & Gas Drilling - 0.2%
    50,000                  BBB+/Baa1       Pride International, Inc., 6.875%, 8/15/20                               $    63,236
                                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Oil & Gas Equipment & Services - 0.1%
    50,000                  BBB-/Baa2       Weatherford International, Ltd., Bermuda, 5.95%, 4/15/42                 $    54,268
                                                                                                                     -----------
                                            Oil & Gas Exploration & Production - 1.0%
    59,178                  BBB+/NR         Gazprom OAO Via Gazprom International SA, 7.201%, 2/1/20                 $    66,303
   100,000                  BBB-/Ba1        Newfield Exploration Co., 5.625%, 7/1/24                                     108,000
   100,000                  BBB-/Baa2       TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                                    113,750
    65,000                  BBB-/Baa2       TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                                       75,238
                                                                                                                     -----------
                                                                                                                     $   363,291
                                                                                                                     -----------
                                            Oil & Gas Refining & Marketing - 0.6%
   200,000                  BBB/Baa2        Spectra Energy Capital LLC, 6.2%, 4/15/18                                $   243,524
                                                                                                                     -----------
                                            Oil & Gas Storage & Transportation - 1.9%
    50,000                  BBB-/Baa2       Boardwalk Pipelines LP, 5.5%, 2/1/17                                     $    55,236
    90,000                  BBB/Baa3        Buckeye Partners LP, 6.05%, 1/15/18                                          101,319
   265,000                  A/A3            Questar Pipeline Co., 5.83%, 2/1/18                                          311,453
    50,000                  BBB/Baa2        Spectra Energy Capital LLC, 6.75%, 7/15/18                                    59,169
    70,000                  BBB-/Baa3       Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                        80,506
    69,000                  BBB-/Baa3       The Williams Companies, Inc., 7.75%, 6/15/31                                  88,036
                                                                                                                     -----------
                                                                                                                     $   695,719
                                                                                                                     -----------
                                            Total Energy                                                             $ 1,420,038
                                                                                                                     -----------
                                            Materials - 2.4%
                                            Diversified Chemicals - 0.1%
    30,000                  BBB/Baa2        Eastman Chemical Co., 4.8%, 9/1/42                                       $    32,090
                                                                                                                     -----------
                                            Specialty Chemicals - 0.5%
   155,000                  BBB/Baa2        Cytec Industries, Inc., 8.95%, 7/1/17                                    $   194,353
                                                                                                                     -----------
                                            Construction Materials - 0.5%
   166,000                  B-/NR           Cemex Espana Luxembourg SA, 9.875%, 4/30/19 (144A)                       $   185,090
                                                                                                                     -----------
                                            Aluminum - 0.5%
   150,000                  BBB-/Baa3       Alcoa, Inc., 6.15%, 8/15/20                                              $   163,822
                                                                                                                     -----------
                                            Diversified Metals & Mining - 0.5%
   185,000                  BBB-/Baa2       AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20                          $   190,931
                                                                                                                     -----------
                                            Steel - 0.3%
   115,000                  BB+/Ba1         ArcelorMittal SA, 6.0%, 3/1/21                                           $   114,670
                                                                                                                     -----------
                                            Total Materials                                                          $   880,956
                                                                                                                     -----------
                                            Capital Goods - 1.1%
                                            Building Products - 0.4%
    25,000                  BBB-/Ba3        Masco Corp., 5.95%, 3/15/22                                              $    27,712
   110,000                  BBB-/Ba3        Masco Corp., 7.125%, 3/15/20                                                 127,977
                                                                                                                     -----------
                                                                                                                     $   155,689
                                                                                                                     -----------
                                            Construction & Farm Machinery & Heavy Trucks - 0.2%
    65,000                  A/Baa1          Cummins, Inc., 6.75%, 2/15/27                                            $    80,744
                                                                                                                     -----------
                                            Trading Companies & Distributors - 0.5%
   170,000                  BB+/NR          Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                       $   175,729
                                                                                                                     -----------
                                            Total Capital Goods                                                      $   412,162
                                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Consumer Services - 0.9%
                                            Education Services - 0.9%
    10,000                  NR/Aaa          Amherst College, 3.794%, 11/1/42                                         $     9,525
    25,000                  AAA/Aaa         Massachusetts Institute of Technology, 5.6%, 7/1/11                           36,278
   105,000                  AAA/Aaa         President and Fellows of Harvard College, 6.3%, 10/1/37                      121,879
    50,000                  A+/A1           The George Washington University, 1.827%, 9/15/17                             50,922
   100,000                  AA-/Aa2         Tufts University, 5.017%, 4/15/12                                            111,101
                                                                                                                     -----------
                                                                                                                     $   329,705
                                                                                                                     -----------
                                            Total Consumer Services                                                  $   329,705
                                                                                                                     -----------
                                            Media - 0.3%
                                            Cable & Satellite - 0.3%
   100,000                  BBB+/Baa1       British Sky Broadcasting Group Plc, 6.1%, 2/15/18 (144A)                 $   119,489
                                                                                                                     -----------
                                            Total Media                                                              $   119,489
                                                                                                                     -----------
                                            Food & Staples Retailing - 0.4%
                                            Drug Retail - 0.4%
    46,644                  BBB+/Baa2       CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                           $    51,894
    85,881                  BBB+/Baa2       CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                               101,263
                                                                                                                     -----------
                                                                                                                     $   153,157
                                                                                                                     -----------
                                            Total Food & Staples Retailing                                           $   153,157
                                                                                                                     -----------
                                            Food, Beverage & Tobacco - 0.7%
                                            Packaged Foods & Meats - 0.7%
    85,000                  BBB/Baa2        Kraft Foods Group, Inc., 3.5%, 6/6/22 (144A)                             $    90,726
   120,000                  BBB-/Baa2       Mondelez International, Inc., 6.5%, 2/9/40                                   161,202
                                                                                                                     -----------
                                                                                                                     $   251,928
                                                                                                                     -----------
                                            Total Food, Beverage & Tobacco                                           $   251,928
                                                                                                                     -----------
                                            Health Care Equipment & Services - 0.2%
                                            Health Care Services - 0.2%
    75,000                  AA-/Aa3         Catholic Health Initiatives, 4.35%, 11/1/42                              $    76,487
                                                                                                                     -----------
                                            Total Health Care Equipment & Services                                   $    76,487
                                                                                                                     -----------
                                            Pharmaceuticals, Biotechnology & Life Sciences - 0.4%
                                            Life Sciences Tools & Services - 0.4%
   135,000                  BBB+/Baa2       Agilent Technologies, Inc., 6.5%, 11/1/17                                $   163,194
                                                                                                                     -----------
                                            Total Pharmaceuticals, Biotechnology & Life Sciences                     $   163,194
                                                                                                                     -----------
                                            Banks - 4.7%
                                            Diversified Banks - 1.9%
   220,000                  BBB+/Baa3       Barclays Bank Plc, 6.05%, 12/4/17 (144A)                                 $   243,405
    90,000                  AA-/Aa2         Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Netherlands,
                                            3.875%, 2/8/22                                                                96,851
   150,000                  A/A2            HSBC Bank Plc, 7.65%, 5/1/25                                                 194,554
   100,000                  BBB+/Baa2       Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                                 105,370
    60,000       4.50       NR/Baa2         Scotiabank Peru SA, Floating Rate Note, 12/13/27 (144A)                       59,850
                                                                                                                     -----------
                                                                                                                     $   700,030
                                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Regional Banks - 2.6%
    85,000                  BB+/Baa3        Capital One Capital VI, 8.875%, 5/15/40                                  $    85,000
   145,000                  A/A1            Mellon Funding Corp., 5.5%, 11/15/18                                         170,272
   250,000       8.25       BBB/Baa3        PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)           254,375
    75,000       6.75       BBB/Baa3        PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)            85,180
   125,000                  BBB/Baa1        SunTrust Banks, Inc., 3.5%, 1/20/17                                          134,240
   210,000                  A+/A1           Wachovia Bank NA, 6.0%, 11/15/17                                             251,827
                                                                                                                     -----------
                                                                                                                     $   980,894
                                                                                                                     -----------
                                            Thrifts & Mortgage Finance - 0.2%
    75,000                  BBB-/Baa2       Astoria Financial Corp., 5.0%, 6/19/17                                   $    79,699
                                                                                                                     -----------
                                            Total Banks                                                              $ 1,760,623
                                                                                                                     -----------
                                            Diversified Financials - 5.7%
                                            Other Diversified Financial Services - 1.8%
   125,000                  BBB+/Baa2       Alterra Finance LLC, 6.25%, 9/30/20                                      $   144,430
    50,000       5.95       BB/NR           Citigroup, Inc., Floating Rate Note (Perpetual)                               50,625
   140,000                  AA/A2           General Electric Capital Corp., 5.3%, 2/11/21                                162,509
   100,000       7.12       AA-/Baa1        General Electric Capital Corp., Floating Rate Note (Perpetual)               113,029
   165,000       7.90       BBB/Ba1         JPMorgan Chase & Co., Floating Rate Note (Perpetual)                         186,947
                                                                                                                     -----------
                                                                                                                     $   657,540
                                                                                                                     -----------
                                            Consumer Finance - 1.1%
   415,000       4.00       BBB-/Ba1        SLM Corp., Floating Rate Note, 7/25/14                                   $   419,258
                                                                                                                     -----------
                                            Asset Management & Custody Banks - 0.4%
   150,000                  A/NR            Blackstone Holdings Finance Co., LLC, 6.25%, 8/15/42 (144A)              $   169,356
                                                                                                                     -----------
                                            Investment Banking & Brokerage - 2.4%
   300,000       4.00       BB+/Ba2         Goldman Sachs Capital II, Floating Rate Note, 6/1/43                     $   234,324
   125,000                  BBB/Baa3        Jefferies Group, Inc., 6.875%, 4/15/21                                       140,000
   190,000                  BBB/A3          Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                  205,597
   185,000                  A-/Baa1         Morgan Stanley, Inc., 5.5%, 1/26/20                                          207,532
   115,000                  NR/Baa3         Scottrade Financial Services, Inc., 6.125%, 7/11/21 (144A)                   118,292
                                                                                                                     -----------
                                                                                                                     $   905,745
                                                                                                                     -----------
                                            Total Diversified Financials                                             $ 2,151,899
                                                                                                                     -----------
                                            Insurance - 5.1%
                                            Life & Health Insurance - 2.2%
    75,000                  BBB/Baa2        Delphi Financial Group, Inc., 7.875%, 1/31/20                            $    91,736
   210,000       6.05       BBB/Ba1         Lincoln National Corp., Floating Rate Note, 4/20/67                          209,212
   160,000                  BBB/Baa2        MetLife, Inc., 10.75%, 8/1/39                                                241,600
   145,000                  A-/Baa2         Protective Life Corp., 7.375%, 10/15/19                                      176,252
   100,000       5.88       BBB+/Baa3       Prudential Financial, Inc., Floating Rate Note, 9/15/42                      105,000
                                                                                                                     -----------
                                                                                                                     $   823,800
                                                                                                                     -----------
                                            Multi-line Insurance - 0.3%
   100,000                  BBB-/Baa2       Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                         $   107,370
                                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Property & Casualty Insurance - 2.3%
   100,000                  BBB/Baa3        Sirius International Group, Ltd., 6.375%, 3/20/17 (144A)                 $   109,216
   100,000       7.51       BB+/Ba2         Sirius International Group, Ltd., Floating Rate Note
                                            (Perpetual) (144A)                                                           103,198
   145,000       6.50       BBB/Baa1        The Allstate Corp., Floating Rate Note, 5/15/57                              154,244
    50,000                  BBB-/Baa3       The Hanover Insurance Group, Inc., 7.5%, 3/1/20                               59,273
   365,000                  BBB-/Baa3       The Hanover Insurance Group, Inc., 7.625%, 10/15/25                          452,850
                                                                                                                     -----------
                                                                                                                     $   878,781
                                                                                                                     -----------
                                            Reinsurance - 0.3%
    65,000                  BBB/NR          Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                             $    66,500
    45,000       6.75       BBB-/Baa3       Reinsurance Group of America, Inc., Floating Rate Note, 12/15/65              44,944
                                                                                                                     -----------
                                                                                                                     $   111,444
                                                                                                                     -----------
                                            Total Insurance                                                          $ 1,921,395
                                                                                                                     -----------
                                            Real Estate - 2.0%
                                            Diversified REIT - 0.3%
    60,000                  BBB/Baa2        Digital Realty Trust LP, 4.5%, 7/15/15                                   $    63,840
    45,000                  BBB/Baa2        Digital Realty Trust LP, 5.875%, 2/1/20                                       51,417
                                                                                                                     -----------
                                                                                                                     $   115,257
                                                                                                                     -----------
                                            Office REIT - 0.3%
    45,000                  BBB-/Baa2       Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                      $    48,302
    25,000                  BBB-/Baa3       BioMed Realty LP, 4.25%, 7/15/22                                              26,081
    30,000                  BBB/Baa2        Mack-Cali Realty LP 4.5%, 4/18/22                                             31,996
                                                                                                                     -----------
                                                                                                                     $   106,379
                                                                                                                     -----------
                                            Retail REIT - 0.0%+
    15,000                  BBB-/Baa3       DDR Corp., 4.625%, 7/15/22                                               $    16,370
                                                                                                                     -----------
                                            Specialized REIT - 0.7%
    20,000                  BBB-/Baa3       CubeSmart LP, 4.8%, 7/15/22                                              $    21,722
   150,000                  BBB-/Baa3       Healthcare Realty Trust, Inc., 6.5%, 1/17/17                                 171,510
    55,000                  BBB-/Baa2       Hospitality Properties Trust, 5.0%, 8/15/22                                   58,191
                                                                                                                     -----------
                                                                                                                     $   251,423
                                                                                                                     -----------
                                            Diversified Real Estate Activities - 0.7%
   200,000                  A-/A2           WEA Finance LLC, 7.125%, 4/15/18 (144A)                                  $   246,441
                                                                                                                     -----------
                                            Total Real Estate                                                        $   735,870
                                                                                                                     -----------
                                            Software & Services - 0.1%
                                            Data Processing & Outsourced Services - 0.1%
    22,000                  B-/Caa1         First Data Corp., 8.25%, 1/15/21 (144A)                                  $    22,000
                                                                                                                     -----------
                                            Total Software & Services                                                $    22,000
                                                                                                                     -----------
                                            Telecommunication Services - 1.3%
                                            Integrated Telecommunication Services - 0.6%
   100,000                  NR/A2           GTP Acquisition Partners I LLC, 4.347%, 6/15/16 (144A)                   $   105,976
    25,000                  NR/NR           GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)                                25,596
    75,000                  BBB/Baa2        Telefonica Emisiones SAU, 6.221%, 7/3/17                                      83,438
                                                                                                                     -----------
                                                                                                                     $   215,010
                                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Wireless Telecommunication Services - 0.7%
   180,000                  NR/A2           Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                          $   203,105
    75,000                  NR/NR           WCP Wireless Site Funding, 6.829%, 11/15/15 (144A)                            81,192
                                                                                                                     -----------
                                                                                                                     $   284,297
                                                                                                                     -----------
                                            Total Telecommunication Services                                         $   499,307
                                                                                                                     -----------
                                            Utilities - 4.9%
                                            Electric Utilities - 2.3%
    30,000                  A-/A3           Commonwealth Edison Co., 6.15%, 9/15/17                                  $    36,374
    75,985                  BBB-/Baa3       Crockett Cogeneration LP, 5.869%, 3/30/25 (144A)                              78,298
    52,299                  B/Ba2           FPL Energy National Wind Portfolio LLC, 6.125%, 3/25/19 (144A)                44,582
   200,000                  BB+/Baa3        Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                           217,300
    30,155                  NR/WR           Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                30,457
   100,000                  BBB-/Baa3       Public Service Co. of New Mexico, 7.95%, 5/15/18                             121,508
    75,000       6.25       BBB-/Baa2       Southern California Edison Co., Floating Rate Note (Perpetual)                81,428
   225,000                  BBB+/A3         West Penn Power Co., 5.95%, 12/15/17 (144A)                                  267,082
                                                                                                                     -----------
                                                                                                                     $   877,029
                                                                                                                     -----------
                                            Gas Utilities - 0.8%
   241,939                  A+/A1           Nakilat, Inc., 6.267%, 12/31/33 (144A)                                   $   297,340
                                                                                                                     -----------
                                            Multi-Utilities - 0.7%
   215,000                  BBB+/Baa1       New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)              $   242,078
                                                                                                                     -----------
                                            Independent Power Producers & Energy Traders - 1.1%
    89,665                  BBB-/NR         Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                             $    96,489
   140,000                  BBB-/Baa3       Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                             147,881
   148,461                  BBB-/Baa3       Panoche Energy Center LLC, 6.885%, 7/31/29 (144A)                            159,772
                                                                                                                     -----------
                                                                                                                     $   404,142
                                                                                                                     -----------
                                            Total Utilities                                                          $ 1,820,589
                                                                                                                     -----------
                                            TOTAL CORPORATE BONDS
                                            (Cost $11,078,015)                                                       $12,718,799
                                                                                                                     -----------
                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.1%
    72,102                  AAA/Aaa         Fannie Mae, 4.0%, 11/1/41-12/1/41                                        $    77,392
    67,771                  AAA/Aaa         Fannie Mae, 4.5%, 4/1/41-12/1/41                                              73,532
    92,132                  AAA/Aaa         Fannie Mae, 5.0%, 7/1/19-7/1/40                                              100,426
   145,544                  AAA/Aaa         Fannie Mae, 5.5%, 3/1/18-12/1/34                                             158,883
   101,407                  AAA/Aaa         Fannie Mae, 5.9%, 7/1/28                                                     113,795
   331,311                  AAA/Aaa         Fannie Mae, 6.0%, 6/1/15-7/1/38                                              370,263
   176,460                  AAA/Aaa         Fannie Mae, 6.5%, 1/1/15-7/1/34                                              203,326
    43,077                  AAA/Aaa         Fannie Mae, 7.0%, 9/1/18-1/1/32                                               50,421
     3,776                  AAA/Aaa         Fannie Mae, 7.5%, 2/1/31                                                       4,607
    93,576                  AAA/Aaa         Fannie Mae, 8.0%, 2/1/29-5/1/31                                              113,746
     6,873                  AAA/Aaa         Fannie Mae, 9.5%, 2/1/21                                                       6,998
    94,587                  AAA/Aaa         Federal Home Loan Mortgage Corp., 5.0%, 12/1/21-/10/1/38                     101,787
    55,172                  AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                60,032
   122,627                  AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 10/1/32-12/1/36                      136,174
   116,973                  AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 1/1/29-7/1/32                        134,941

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                              Value
                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
    72,176                  AAA/Aaa         Federal Home Loan Mortgage Corp., 7.0%, 8/1/22-10/1/46                   $    81,438
     6,344                  AAA/Aaa         Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                 7,781
   196,482                  AAA/Aaa         Government National Mortgage Association I, 4.5%,
                                            12/15/18-8/15/41                                                             215,317
   160,569                  AAA/Aaa         Government National Mortgage Association I, 5.0%,
                                            7/15/17-9/15/33                                                              174,903
   249,280                  AAA/Aaa         Government National Mortgage Association I, 5.5%,
                                            3/15/33-10/15/34                                                             275,346
    79,437                  AAA/Aaa         Government National Mortgage Association I, 5.72%, 10/15/29                   87,545
   563,026                  AAA/Aaa         Government National Mortgage Association I, 6.0%,
                                            8/15/13-8/15/34                                                              633,032
   321,962                  AAA/Aaa         Government National Mortgage Association I, 6.5%,
                                            4/15/17-12/15/32                                                             375,205
   187,406                  AAA/Aaa         Government National Mortgage Association I, 7.0%,
                                            1/15/26-5/15/32                                                              223,180
    19,861                  AAA/Aaa         Government National Mortgage Association I, 7.5%,
                                            6/15/23-1/15/31                                                               22,217
    44,952                  AAA/Aaa         Government National Mortgage Association II, 4.5%, 9/20/41                    49,589
    87,469                  AAA/Aaa         Government National Mortgage Association II, 5.0%,
                                            11/20/19-1/20/20                                                              95,846
   126,793                  AAA/Aaa         Government National Mortgage Association II, 5.9%, 2/20/28                   139,438
    93,099                  AAA/Aaa         Government National Mortgage Association II, 6.0%,
                                            6/20/16-11/20/33                                                             102,821
    23,806                  AAA/Aaa         Government National Mortgage Association II, 6.5%,
                                            8/20/28-9/20/31                                                               27,926
    33,054                  AAA/Aaa         Government National Mortgage Association II, 7.0%,
                                            5/20/26-1/20/31                                                               39,550
     1,830                  AAA/Aaa         Government National Mortgage Association II, 7.5%, 8/20/27                     2,283
       740                  AAA/Aaa         Government National Mortgage Association II, 8.0%, 8/20/25                       896
   144,517                  AA-/Aaa         New Valley Generation I, 7.299%, 3/15/19                                     172,878
   500,000                  AA+/Aaa         U.S. Treasury Bonds, 4.375%, 5/15/41                                         651,414
   400,000                  AA+/Aaa         U.S. Treasury Bonds, 4.5%, 2/15/36                                           526,438
   150,000                  AA+/Aaa         U.S. Treasury Notes, 0.25%, 10/31/13                                         150,094
   250,000                  AA+/Aaa         U.S. Treasury Notes, 1.5%, 6/30/16                                           259,140
                                                                                                                     -----------
                                                                                                                     $ 6,020,600
                                                                                                                     -----------
                                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                            (Cost $5,380,627)                                                        $ 6,020,600
                                                                                                                     -----------
                                            FOREIGN GOVERNMENT BOND - 0.6%
   200,000                  BBB/Baa1        Russian Federation - Eurobond, 4.5%, 4/4/22 (144A)                       $   229,000
                                                                                                                     -----------
                                            TOTAL FOREIGN GOVERNMENT BOND
                                            (Cost $198,641)                                                          $   229,000
                                                                                                                     -----------
                                            MUNICIPAL BONDS - 7.6%
                                            Municipal Airport - 0.2%
    75,000                  BBB/Baa1        Indianapolis Airport Authority, 5.1%, 1/15/17                            $    84,032
                                                                                                                     -----------
                                            Municipal Development - 0.4%
   135,000                  BBB/Baa3        Selma Industrial Development Board, 5.8%, 5/1/34                         $   152,777
                                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Municipal General - 0.6%
    75,000                  A+/A1           New Jersey Transportation Trust Fund Authority, 5.5%, 6/15/41            $    86,370
    25,000                  AAA/Aa1         New York City Transitional Finance Authority Future Tax Secured
                                            Revenue, 5.0%, 11/1/33                                                        28,958
    25,000                  NR/NR           State of California, 2.5%, 6/20/13                                            25,252
    25,000                  BBB/A3          Texas Municipal Gas Acquisition & Supply Corp., III, 5.0%, 12/15/30           27,041
    50,000                  BBB/A3          Texas Municipal Gas Acquisition & Supply Corp., III, 5.0%, 12/15/31           53,656
                                                                                                                     -----------
                                                                                                                     $   221,277
                                                                                                                     -----------
                                            Municipal Higher Education - 3.4%
    25,000                  A+/NR           Baylor University, 4.313%, 3/1/42                                        $    25,792
   150,000                  AAA/Aaa         Connecticut State Health & Educational Facility Authority, 5.0%,
                                            7/1/40                                                                       171,729
    35,000                  AAA/Aaa         Houston Higher Education Finance Corp., 4.5%, 11/15/37                        37,890
    75,000                  AAA/Aaa         Houston Higher Education Finance Corp., 5.0%, 5/15/40                         86,027
    25,000                  AA/Aa1          Illinois Finance Authority, 5.0%, 10/1/51                                     27,764
    70,000                  AAA/Aaa         Massachusetts Development Finance Agency, 5.0%, 10/15/40                      81,292
    75,000                  AAA/Aaa         Massachusetts Health & Educational Facilities Authority, 5.5%,
                                            7/1/32                                                                       108,538
    60,000                  AAA/Aaa         Massachusetts Health & Educational Facilities Authority, 6.0%,
                                            7/1/36                                                                        72,337
   170,000                  AAA/Aaa         Missouri State Health & Educational Facilities Authority, 5.0%,
                                            11/15/39                                                                     203,187
    50,000                  AA/Aa1          New York State Dormitory Authority Series A, 5.0%, 7/1/40                     57,395
    65,000                  AAA/Aaa         New York State Dormitory Authority, 5.0%, 10/1/41                             75,779
    25,000                  AA/Aa1          New York State Dormitory Authority, 5.0%, 7/1/35                              28,917
   200,000                  AAA/Aaa         New York State Dormitory Authority, 5.0%, 7/1/38                             226,974
    50,000                  AAA/Aaa         Permanent University Fund, 5.0%, 7/1/30                                       62,858
    15,000                  AAA/Aaa         University of Texas System, 5.0%, 8/15/43                                     17,628
                                                                                                                     -----------
                                                                                                                     $ 1,284,107
                                                                                                                     -----------
                                            Municipal Medical - 0.2%
    50,000                  AA-/A1          Massachusetts Development Finance Agency, 5.25%, 4/1/37                  $    56,642
                                                                                                                     -----------
                                            Municipal Utility District - 0.3%
   105,000                  AA-/Aa3         South Carolina State Public Service Authority, 5.0%, 12/1/43             $   117,361
                                                                                                                     -----------
                                            Municipal Pollution - 0.3%
    60,000                  A-/Baa1         County of Sweetwater Wyoming, 5.6%, 12/1/35                              $    63,926
    60,000                  BBB/Baa3        Courtland Industrial Development Board, 5.0%, 8/1/27                          60,151
                                                                                                                     -----------
                                                                                                                     $   124,077
                                                                                                                     -----------
                                            Municipal Transportation - 0.2%
    50,000                  AA/Aa2          Harris County Metropolitan Transit Authority, 5.0%, 11/1/41              $    57,206
    10,000                  AA-/Aa3         Port Authority of New York & New Jersey, 4.458%, 10/1/62                       9,812
                                                                                                                     -----------
                                                                                                                     $    67,018
                                                                                                                     -----------
                                            Municipal Water - 1.4%
    25,000                  AAA/Aa1         City of Charleston South Carolina Waterworks & Sewer System
                                            Revenue, 5.0%, 1/1/35                                                    $    29,132
   150,000                  AAA/Aa1         City of Charleston South Carolina Waterworks & Sewer System
                                            Revenue, 5.0%, 1/1/41                                                        172,347
    85,000                  AA-/Aa3         City of San Francisco California Public Utilities Commission Water
                                            Revenue, 5.0%, 11/1/37                                                        97,331

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Municipal Water - (continued)
    50,000                  AAA/Aa2         Hampton Roads Sanitation District, 5.0%, 4/1/38                          $    56,217
    40,000                  AAA/Aaa         Metropolitan Water Reclamation District of Greater Chicago,
                                            5.0%, 12/1/30                                                                 48,232
    35,000                  AAA/Aaa         Metropolitan Water Reclamation District of Greater Chicago,
                                            5.0%, 12/1/32                                                                 41,707
    50,000                  AAA/NR          Tarrant Regional Water District, 5.0%, 3/1/52                                 56,421
                                                                                                                     -----------
                                                                                                                     $   501,387
                                                                                                                     -----------
                                            Municipal Obligation - 0.6%
    35,000                  AAA/Aa1         State of Florida, 4.0%, 6/1/27                                           $    39,274
    10,000                  AA+/Aa1         State of Washington, 3.0%, 7/1/28                                              9,905
   100,000                  AA+/Aa1         State of Washington, 5.0%, 7/1/18                                            121,058
    50,000                  AA+/Aa1         State of Washington, 5.0%, 8/1/39                                             57,029
                                                                                                                     -----------
                                                                                                                     $   227,266
                                                                                                                     -----------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $2,546,988)                                                        $ 2,835,944
                                                                                                                     -----------

                                            SENIOR FLOATING RATE LOAN INTERESTS - 9.8%**
                                            Energy - 0.3%
                                            Oil & Gas Refining & Marketing - 0.3%
   106,583       3.75       BB/Ba2          Pilot Travel Centers LLC, Refinancing Tranche B Term Loan, 3/30/18       $   107,283
                                                                                                                     -----------
                                            Total Energy                                                             $   107,283
                                                                                                                     -----------
                                            Materials - 0.3%
                                            Precious Metals & Minerals - 0.3%
   122,250       5.25       BB-/B1          Fairmount Minerals, Ltd., Tranche B Term Loan, 3/15/17                   $   122,054
                                                                                                                     -----------
                                            Total Materials                                                          $   122,054
                                                                                                                     -----------
                                            Capital Goods - 0.2%
                                            Trading Companies & Distributors - 0.2%
    55,000       4.50       B+/Ba3          WESCO International, Inc., Tranche B-1 Loan, 12/12/19                    $    55,371
                                                                                                                     -----------
                                            Total Capital Goods                                                      $    55,371
                                                                                                                     -----------
                                            Commercial Services & Supplies - 0.4%
                                            Environmental & Facilities Services - 0.4%
   170,895       2.31       CCC-/Caa2       Synagro Technologies, Inc., Term Loan (First Lien), 4/2/14               $   155,301
                                                                                                                     -----------
                                            Total Commercial Services & Supplies                                     $   155,301
                                                                                                                     -----------
                                            Transportation - 0.2%
                                            Air Freight & Logistics - 0.2%
    19,383       5.31       NR/NR           CEVA Group Plc, Dollar Tranche B Pre Funded Term Loan, 8/31/16           $    18,499
    25,103       5.31       NR/NR           CEVA Group Plc, EGL Tranche B Term Loan, 8/31/16                              24,241
    31,645       5.31       B-/B1           CEVA Group Plc, US Tranche B Term Loan, 8/31/16                               30,201
                                                                                                                     -----------
                                                                                                                     $    72,941
                                                                                                                     -----------
                                            Total Transportation                                                     $    72,941
                                                                                                                     -----------
                                            Automobiles & Components - 1.8%
                                            Auto Parts & Equipment - 1.3%
    31,911       2.71       BB-/Ba3         Allison Transmission, Inc., Term B-1 Loan, 8/7/14                        $    32,120
   119,451       4.25       BB-/Ba3         Allison Transmission, Inc., Term B-3 Loan, 8/23/19                           120,794
    70,625       2.15       B/B1            Federal-Mogul Corp., Tranche B Term Loan, 12/29/14                            65,019

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST


                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Auto Parts & Equipment - (continued)
    36,033       2.15       B/B1            Federal-Mogul Corp., Tranche C Term Loan, 12/28/15                       $    33,173
   217,520       4.25       BB/Ba2          Tomkins LLC, Term B-1 Loan, 9/29/16                                          219,288
                                                                                                                     -----------
                                                                                                                     $   470,394
                                                                                                                     -----------
                                            Tires & Rubber - 0.5%
   205,000       4.75       BB/Ba1          The Goodyear Tire & Rubber Co., Loan (Second Lien), 4/30/19              $   206,742
                                                                                                                     -----------
                                            Total Automobiles & Components                                           $   677,136
                                                                                                                     -----------
                                            Consumer Services - 0.3%
                                            Restaurants - 0.3%
   114,713       3.75       BB/Ba3          Burger King Corp., Tranche B Term Loan (2012), 9/28/19                   $   115,645
                                                                                                                     -----------
                                            Total Consumer Services                                                  $   115,645
                                                                                                                     -----------
                                            Media - 1.4%
                                            Broadcasting - 0.4%
   139,768       4.46       B+/B2           Univision Communications, Inc., Extended First-Lien Term Loan,
                                            3/31/17                                                                  $   137,748
                                                                                                                     -----------
                                            Movies & Entertainment - 0.6%
   132,769       5.25       NR/Ba1          Cinedigm Digital Funding I LLC, Term Loan, 4/29/16                       $   133,350
    97,251       4.50       BB-/Ba2         Live Nation Entertainment, Inc., Term B Loan, 11/7/16                         97,858
                                                                                                                     -----------
                                                                                                                     $   231,208
                                                                                                                     -----------
                                            Publishing - 0.4%
   142,990       4.50       B+/Ba3          Interactive Data Corp., Term B Loan, 2/11/18                             $   143,927
                                                                                                                     -----------
                                            Total Media                                                              $   512,883
                                                                                                                     -----------
                                            Household & Personal Products - 0.6%
                                            Personal Products - 0.6%
   215,357       4.25       BB-/Ba3         NBTY, Inc., Term B-1 Loan, 10/1/17                                       $   217,739
                                                                                                                     -----------
                                            Total Household & Personal Products                                      $   217,739
                                                                                                                     -----------
                                            Health Care Equipment & Services - 1.3%
                                            Health Care Facilities - 0.6%
    30,953       3.46       BB/Ba3          HCA Holdings, Inc., Tranche B-3 Term Loan, 5/1/18                        $    31,072
    74,231       3.56       BB/Ba3          HCA Holdings, Inc., Tranche B-2 Term Loan, 3/31/17                            74,532
   116,547       3.75       BB+/Ba2         Universal Health Services, Inc., Tranche B Term Loan 2011, 11/15/16          117,217
                                                                                                                     -----------
                                                                                                                     $   222,821
                                                                                                                     -----------
                                            Health Care Technology - 0.7%
   243,134       4.50       BB-/Ba3         IMS Health, Inc., Tranche B Dollar Term Loan, 8/26/17                    $   245,052
                                                                                                                     -----------
                                            Total Health Care Equipment & Services                                   $   467,873
                                                                                                                     -----------
                                            Pharmaceuticals, Biotechnology & Life Sciences - 0.5%
                                            Life Sciences Tools & Services - 0.5%
   187,210       4.21       BB-/Ba3         Catalent Pharma Solutions, Inc., Extended Dollar Term-1 Loan,
                                            9/15/16                                                                  $   188,556
                                                                                                                     -----------
                                            Total Pharmaceuticals, Biotechnology & Life Sciences                     $   188,556
                                                                                                                     -----------
                                            Diversified Financials - 0.3%
                                            Investment Banking & Brokerage - 0.3%
    99,250       4.00       NR/Ba2          LPL Holdings, Inc., Initial Tranche B Term Loan, 3/29/19                 $    99,994
                                                                                                                     -----------
                                            Total Diversified Financials                                             $    99,994
                                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                            S&P/
             Floating       Moody's
 Principal   Rate (b)       Ratings
Amount ($)   (unaudited)    (unaudited)                                                                                    Value
                                            Insurance - 0.7%
                                            Insurance Brokers - 0.7%
   266,643       4.71       B+/B1           HUB International Holdings, Inc., 2017 Initial Term Loan (Extended),
                                            6/13/17                                                                  $   269,162
                                                                                                                     -----------
                                            Total Insurance                                                          $   269,162
                                                                                                                     -----------
                                            Software & Services - 0.4%
                                            IT Consulting & Other Services - 0.3%
   101,833       3.96       BB/Ba3          SunGard Data Systems, Inc., Tranche C Term Loan, 2/28/17                 $   102,564
                                                                                                                     -----------
                                            Data Processing & Outsourced Services - 0.1%
     3,383       5.21       B+/NR           First Data Corp., 2017 Dollar Term Loan, 3/24/17                         $     3,333
    44,590       4.21       B+/B1           First Data Corp., 2018 Dollar Term Loan, 3/23/18                              42,568
                                                                                                                     -----------
                                                                                                                     $    45,901
                                                                                                                     -----------
                                            Systems Software - 0.0%+
    18,471       3.75       BBB-/Ba2        The Reynolds & Reynolds Co., Tranche B Term Loan, 4/21/18                $    18,598
                                                                                                                     -----------
                                            Total Software & Services                                                $   167,063
                                                                                                                     -----------
                                            Technology Hardware & Equipment - 0.5%
                                            Communications Equipment - 0.5%
   200,000       4.00       BBB-/Ba3        Riverbed Technology, Inc., Loan, 12/18/19                                $   202,000
                                                                                                                     -----------
                                            Total Technology Hardware & Equipment                                    $   202,000
                                                                                                                     -----------
                                            Telecommunication Services - 0.2%
                                            Wireless Telecommunication Services - 0.2%
    90,000       3.21       B/B3            Intelsat Jackson Holdings SA, Term Loan (Unsecured), 2/1/14              $    90,141
                                                                                                                     -----------
                                            Total Telecommunication Services                                         $    90,141
                                                                                                                     -----------
                                            Utilities - 0.4%
                                            Electric Utilities - 0.4%
   234,193       4.75       CCC/Caa1        Texas Competitive Electric Holdings Co., LLC, 2017 Term Loan
                                            (Extending), 10/10/17                                                    $   157,704
                                                                                                                     -----------
                                            Total Utilities                                                          $   157,704
                                                                                                                     -----------
                                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                            (Cost $3,648,527)                                                        $ 3,678,846
                                                                                                                     -----------
                                            TEMPORARY CASH INVESTMENT - 2.4%
                                            Repurchase Agreement - 2.4%
   885,000                                  JPMorgan, Inc., 0.24%, dated 12/31/12, repurchase price of
                                            $885,000 plus accrued interest on 1/2/13 collateralized by
                                            $941,822 Federal National Mortgage Association, 3.0-5.5%,
                                            7/1/22-9/1/42                                                            $   885,000
                                                                                                                     -----------
                                            TOTAL TEMPORARY CASH INVESTMENT
                                            (Cost $885,000)                                                          $   885,000
                                                                                                                     -----------
                                            TOTAL INVESTMENT IN SECURITIES - 99.2%
                                            (Cost $34,413,315) (a)                                                   $37,087,186
                                                                                                                     -----------
                                            OTHER ASSETS & LIABILITIES - 0.8%                                        $   306,631
                                                                                                                     -----------
                                            TOTAL NET ASSETS - 100.0%                                                $37,393,817
                                                                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

Perpetual   Security with no stated maturity date.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2012, the value of these securities amounted to $7,915,762 or 21.2% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $34,445,979 was as follows:

              Aggregate gross unrealized gain for all investments in which there
              is an excess of value over tax cost                                     $3,075,518
              Aggregate gross unrealized loss for all investments in which there
              is an excess of tax cost over value                                       (434,311)
                                                                                      ----------
              Net unrealized gain                                                     $2,641,207
                                                                                      ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Interest only security for which the Portfolio receives interest on notional principal.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 were as follows:

                                                     Purchases          Sales
            Long-Term U.S. Government Securities     $  366,425       $1,630,094
            Other Long-Term Securities               $9,264,245       $8,902,897

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements - Note 1A.

     Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements - Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's investments:

                                         Level 1          Level 2        Level 3         Total
Convertible Corporate Bonds            $        --    $     375,065   $     --      $     375,065
Preferred Stocks                           254,772          104,656         --            359,428
Convertible Preferred Stock                189,875               --         --            189,875
Common Stocks                               96,141               --         --             96,141
Asset Backed Securities                         --        2,171,917         --          2,171,917
Collateralized Mortgage Obligations             --        7,526,571         --          7,526,571
Corporate Bonds                                 --       12,718,799         --         12,718,799
U.S. Government Agency Obligations              --        6,020,600         --          6,020,600
Foreign Government Bond                         --          229,000          --           229,000
Municipal Bonds                                 --        2,835,944         --          2,835,944
Senior Floating Rate Loan Interests             --        3,678,846         --          3,678,846
Repurchase Agreement                            --          885,000         --            885,000
                                       -----------    -------------   -----------   -------------
Total                                  $   540,788    $  36,546,398   $     --      $  37,087,186
                                       -----------    -------------   -----------   -------------

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

Other Financial Instruments
Unrealized depreciation on
futures contracts                      $    (1,805)   $          --   $        --   $      (1,805)
                                       -----------    -------------   -----------   --------------
Total Other Financial Instruments      $    (1,805)   $          --   $        --   $      (1,805)
                                       -----------    -------------   -----------   --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                                   12/31/12    12/31/11    12/31/10    12/31/09    12/31/08
Class I
Net asset value, beginning of period                              $   11.89   $   11.84   $   11.39   $   10.24   $  10.87
                                                                  ---------   ---------   ---------   ---------   --------
Net increase (decrease) from investment operations:
   Net investment income                                          $    0.50   $    0.61   $    0.57   $    0.60   $   0.56
   Net realized and unrealized gain (loss) on investments              0.49        0.03        0.46        1.15      (0.62)
                                                                  ---------   ---------   ---------   ---------   --------
     Net increase (decrease) from investment operations           $    0.99   $    0.64   $    1.03   $    1.75   $  (0.06)
Distributions to shareowners:
   Net investment income                                              (0.55)      (0.59)      (0.58)      (0.60)     (0.57)
   Net realized gain                                                  (0.84)         --          --          --         --
                                                                  ---------   ---------   ---------   ---------   --------
Total distributions                                               $   (1.39)  $   (0.59)  $   (0.58)  $   (0.60)  $  (0.57)
                                                                  ---------   ---------   ---------   ---------   --------
Net increase (decrease) in net asset value                        $   (0.40)  $    0.05   $    0.45   $    1.15   $  (0.63)
                                                                  ---------   ---------   ---------   ---------   --------
Net asset value, end of period                                    $   11.49   $   11.89   $   11.84   $   11.39   $  10.24
                                                                  =========   =========   =========   =========   ========
Total return*                                                          8.75%       5.53%       9.21%      17.58%     (0.64)%
Ratio of net expenses to average net assets+                           0.62%       0.62%       0.62%       0.62%      0.62%
Ratio of net investment income to average net assets+                  4.29%       5.12%       4.83%       5.53%      5.24%
Portfolio turnover rate                                                  26%         38%         51%         42%        54%
Net assets, end of period (in thousands)                          $  32,367   $  33,151   $  39,247   $  40,031   $ 38,770
Ratios with no waiver of fees by the Adviser:
   Total expenses                                                      1.07%       0.86%       0.74%       0.76%     0.76%
   Net investment income                                               3.83%       4.88%       4.71%       5.39%     5.09%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+       Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                                   12/31/12    12/31/11    12/31/10    12/31/09    12/31/08
Class II
Net asset value, beginning of period                              $   11.90   $   11.84   $   11.39   $   10.24   $  10.87
                                                                  ---------   ---------   ---------   ---------   --------
Net increase (decrease) from investment operations:
   Net investment income                                          $    0.45   $    0.58   $    0.54   $    0.57   $   0.54
   Net realized and unrealized gain (loss) on investments              0.50        0.05        0.46        1.16      (0.63)
                                                                  ---------   ---------   ---------   ---------   --------
     Net increase (decrease) from investment operations           $    0.95   $    0.63   $    1.00   $    1.73   $  (0.09)
Distributions to shareowners:
   Net investment income                                              (0.51)      (0.57)      (0.55)      (0.58)     (0.54)
   Net realized gain                                                  (0.84)         --          --          --         --
                                                                  ---------   ---------   ---------   ---------   --------
Total distributions                                               $   (1.35)  $   (0.57)  $   (0.55)  $   (0.58)  $  (0.54)
                                                                  ---------   ---------   ---------   ---------   --------
Net increase (decrease) in net asset value                        $   (0.40)  $    0.06   $    0.45   $    1.15   $  (0.63)
                                                                  ---------   ---------   ---------   ---------   --------
Net asset value, end of period                                    $   11.50   $   11.90   $   11.84   $   11.39   $  10.24
                                                                  =========   =========   =========   =========   ========
Total return*                                                          8.43%       5.37%       8.94%      17.29%     (0.88)%
Ratio of net expenses to average net assets+                           0.91%       0.87%       0.87%       0.87%      0.87%
Ratio of net investment income to average net assets+                  3.99%       4.63%       4.57%       5.27%      5.00%
Portfolio turnover rate                                                  26%         38%         51%         42%        54%
Net assets, end of period (in thousands)                          $   5,027   $   4,281   $  35,854   $  32,021   $ 24,093
Ratios with no waiver of fees by the Adviser:
   Total expenses                                                      1.36%       1.04%       0.99%       1.01%      1.02%
   Net investment income                                               3.54%       4.46%       4.45%       5.13%      4.85%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+       Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS  AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $34,413,315)                                                                   $37,087,186
  Futures collateral                                                                                                  8,415
  Receivables --
     Investment securities sold                                                                                      24,195
     Portfolio shares sold                                                                                           16,199
     Interest                                                                                                       288,933
     Dividends                                                                                                        3,367
  Due from Pioneer Investment Management, Inc.                                                                       66,598
  Other                                                                                                               8,009
                                                                                                                -----------
         Total assets                                                                                           $37,502,902
                                                                                                                -----------
LIABILITIES:
  Payables --
     Portfolio shares repurchased                                                                               $     4,463
     Variation margin                                                                                                 2,078
  Due to custodian                                                                                                    1,115
  Due to affiliates                                                                                                  18,358
  Accrued expenses                                                                                                   28,218
  Accrued custodian expense                                                                                          24,353
  Accrued reporting expense                                                                                           5,922
  Accrued professional expense                                                                                       22,773
  Unrealized depreciation on futures contracts                                                                        1,805
                                                                                                                -----------
         Total liabilities                                                                                      $   109,085
                                                                                                                -----------
NET ASSETS:
  Paid-in capital                                                                                               $34,184,855
  Undistributed net investment income                                                                               151,139
  Accumulated net realized gain on investments and futures contracts                                                385,757
  Net unrealized gain on investments                                                                              2,673,871
  Net unrealized loss on futures contracts                                                                           (1,805)
                                                                                                                -----------
         Total net assets                                                                                       $37,393,817
                                                                                                                ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $32,366,547/2,816,297 shares)                                                               $     11.49
                                                                                                                ===========
  Class II (based on $5,027,270/437,026 shares)                                                                 $     11.50
                                                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Interest                                                                                     $1,819,412
  Dividends                                                                                        37,197
                                                                                               ----------
        Total investment income                                                                                 $ 1,856,609
                                                                                                                -----------
EXPENSES:
  Management fees                                                                              $  189,292
  Transfer agent fees
     Class I                                                                                        1,500
     Class II                                                                                       1,500
  Distribution fees
     Class II                                                                                      12,568
  Administrative reimbursements                                                                    66,233
  Custodian fees                                                                                   47,346
  Professional fees                                                                                54,292
  Printing expense                                                                                 25,139
  Fees and expenses of nonaffiliated Trustees                                                       6,987
  Miscellaneous                                                                                    15,196
                                                                                               ----------
     Total expenses                                                                                             $   420,053
         Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                           (170,855)
                                                                                                                -----------
         Net expenses                                                                                           $   249,198
                                                                                                                -----------
         Net investment income                                                                                  $ 1,607,411
                                                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
    Investments                                                                                $  388,901
    Class action                                                                                      725
    Futures contracts                                                                             (30,138)      $   359,488
                                                                                               ----------       -----------
  Change in net unrealized gain (loss) on:
    Investments                                                                                $1,138,732
    Futures contracts                                                                              13,874       $ 1,152,606
                                                                                               ----------       -----------
   Net gain on investments and futures contracts                                                                $ 1,512,094
                                                                                                                -----------
   Net increase in net assets resulting from operations                                                         $ 3,119,505
                                                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       Year Ended              Year Ended
                                                                                        12/31/12                12/31/11
FROM OPERATIONS:
Net investment income                                                                 $  1,607,411           $    2,460,941
Net realized gain on investments and futures contracts                                     359,488                2,978,699
Change in net unrealized gain (loss) on investments and futures contracts                1,152,606               (2,474,047)
                                                                                      ------------           --------------
          Net increase in net assets resulting from operations                        $  3,119,505           $    2,965,593
                                                                                      ------------           --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.55 and $0.59 per share, respectively)                               $ (1,525,838)          $   (1,707,053)
      Class II ($0.51 and $0.57 per share, respectively)                                  (218,951)                (699,334)
Net realized gains:
      Class I ($0.84 and $0.00 per share, respectively)                               $ (2,248,047)          $           --
      Class II ($0.84 and $0.00 per share, respectively)                                  (358,955)                      --
                                                                                      ------------           --------------
          Total distributions to shareowners                                          $ (4,351,791)          $   (2,406,387)
                                                                                      ------------           --------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      $  7,164,963           $   11,923,947
Reinvestment of distributions                                                            4,351,261                2,406,387
Cost of shares repurchased                                                             (10,322,134)             (49,558,520)
                                                                                      ------------           --------------
      Net increase (decrease) in net assets resulting from
          Portfolio share transactions                                                $  1,194,090           $  (35,228,186)
                                                                                      ------------           --------------
      Net decrease in net assets                                                      $    (38,196)          $  (34,668,980)
NET ASSETS:
Beginning of year                                                                       37,432,013               72,100,993
                                                                                      ------------           --------------
End of year                                                                           $ 37,393,817           $   37,432,013
                                                                                      ============           ==============
Undistributed net investment income                                                   $    151,139           $      299,233
                                                                                      ============           ==============

                                                 '12 Shares         '12 Amount           '11 Shares            '11 Amount
CLASS I
Shares sold                                        301,880          $ 4,005,248              354,157          $   4,224,938
Reinvestment of distributions                      330,266            3,773,355              143,228              1,707,053
Less shares repurchased                           (603,741)          (7,062,995)            (770,820)            (9,190,427)
                                                 ---------          -----------          -----------          -------------
   Net increase (decrease)                          28,405          $   715,608             (273,435)         $  (3,258,436)
                                                 =========          ===========          ===========          =============
CLASS II
Shares sold                                        268,183          $ 3,159,715              648,291          $   7,699,009
Reinvestment of distributions                       50,628              577,906               58,744                699,334
Less shares repurchased                           (241,400)          (3,259,139)          (3,375,518)           (40,368,093)
                                                 ---------          -----------          -----------          -------------
   Net increase (decrease)                          77,411          $   478,482           (2,668,483)         $ (31,969,750)
                                                 =========          ===========          ===========          =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

     and such differences could be material. Pioneer Investments Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At December 31, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Portfolio reclassified $10,716 to decrease undistributed net investment income, and $10,716 to increase accumulated net realized gain on investments and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

---------------------------------------------------------------------------
                                              2012         2011
---------------------------------------------------------------------------
Distributions paid from:
Ordinary income                           $1,744,789    $2,406,387
Long-term capital gain                     2,607,002            --
                                          ----------    ----------
  Total distributions                     $4,351,791    $2,406,387
                                          ==========    ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income             $  328,622
Undistributed long-term gain                 240,608
Net unrealized appreciation                2,639,732
                                          ----------
  Total                                   $3,208,962
                                          ==========

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax adjustments relating to the tax treatment of premium and amortization and the mark-to-market of futures contracts.

C.   Portfolio Shares and Class Allocations

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day. During the year ended December 31, 2012 the Portfolio recognized gains of $725 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

     The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   Risks

     At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.   Futures Contracts

     The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. The amount of cash deposited with a broker as collateral at December 31, 2012 was $8,415. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the year ended December 31, 2012 was 33.

     At December 31, 2012, open futures contracts were as follows:

--------------------------------------------------------------------------------------------------------------
                                    Number of                                                    Unrealized
                                    Contracts      Settlement                                   Appreciation
Type                               Long/(Short)      Month                   Value             (Depreciation)
--------------------------------------------------------------------------------------------------------------
U.S. Long Bond (CBT)                     1            3/13               $    147,500            $ (2,555)
U.S. 5 Year Note (CBT)                   1            3/13                    162,594              (3,617)
U.S. 10 Year Note (CBT)                 (2)           3/13                   (265,563)              1,422
U.S. 2 Year Note (CBT)                  (8)           3/13                 (1,763,750)               (375)
U.S. 2 Year Note (CBT)                 (17)           3/13                 (2,115,039)              3,320
--------------------------------------------------------------------------------------------------------------
                                                                         $ (3,834,258)           $ (1,805)
--------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the year ended December 31, 2012, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,971 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $250 in transfer agent fees payable to PIMSS at December 31, 2012.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $137 in distribution fees payable to PFD at December 31, 2012.

5. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of December 31, 2012 were as follows:

--------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                    Asset Derivatives 2012                   Liabilities Derivatives 2012
Hedging Instruments           --------------------------------------------------------------------------------
Under Accounting               Statement of Assets                         Statement of Assets
Standards Codification            and Liabilities                             and Liabilities
(ASC) 815 Location                   Location            Value                   Location              Value
--------------------------------------------------------------------------------------------------------------
Interest Rate Futures*              Receivables           $--                    Payables             $(1,805)
--------------------------------------------------------------------------------------------------------------
   Total                                                  $--                                         $(1,805)
--------------------------------------------------------------------------------------------------------------

* Reflects the unrealized appreciation (depreciation) on futures contracts (see Note 1E). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Change in
                                                                                      Realized Gain     Unrealized
Derivatives Not Accounted for                                                         or (Loss) on    Gain or (Loss)
as Hedging Instruments Under        Location of Gain or (Loss)                         Derivatives    on Derivatives
Accounting Standards                on Derivatives Recognized                          Recognized      Recognized in
Codification (ASC) 815                     in Income                                    in Income         Income
----------------------------------------------------------------------------------------------------------------------
Interest Rate Futures             Net realized gain (loss) on futures contracts          $30,138
Interest Rate Futures             Change in unrealized gain (loss) on futures contracts                  $13,874
----------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Bond VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Bond VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2012 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. [The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2012, in the second quintile of its Morningstar category for the one year period ended June 30, 2012, and in the first quintile of its Morningstar category for the five year period ended June 30, 2012.] (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Portfolio's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Portfolio's benchmark index. The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                           Trustees and Officers
Pioneer Investment Management, Inc.                          The Portfolio's Trustees and officers are listed below,
                                                             together with their principal occupations during at least
Custodian and Sub-Administrator                              the past five years. Trustees who are interested persons of
Brown Brothers Harriman & Co.                                the Portfolio within the meaning of the 1940 Act are
                                                             referred to as Interested Trustees. Trustees who are not
Independent Registered Public Accounting Firm                interested persons of the Portfolio are referred to as
Ernst & Young LLP                                            Independent Trustees. Each of the Trustees serves as a
                                                             trustee of each of the 56 U.S. registered investment
Principal Underwriter                                        portfolios for which Pioneer serves as investment adviser
Pioneer Funds Distributor, Inc.                              (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston,
Legal Counsel                                                Massachusetts 02109.
Bingham McCutchen LLP                                        The Statement of Additional Information of the Trust
                                                             includes additional information about the Trustees and is
Shareowner Services and Transfer Agent                       available, without charge, upon request, by calling
Pioneer Investment Management Shareholder Services, Inc.     1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                    POSITION HELD      LENGTH OF SERVICE                                          OTHER DIRECTORSHIPS
NAME AND AGE        WITH THE TRUST     AND TERM OFFICE       PRINCIPAL OCCUPATION                 HELD BY THIS TRUSTEE
Thomas J. Perna     Chairman of        Trustee since         Chairman and Chief Executive         Director, Broadridge
(62)                the Board and      2006. Serves          Officer, Quadriserv, Inc.            Financial Solutions, Inc.
                    Trustee            until a successor     (technology products for             (investor communications and
                                       trustee is            securities lending industry)         securities processing
                                       elected or            (2008 - present); private            provider for financial
                                       earlier               investor (2004 - 2008); and          services industry) (2009 -
                                       retirement or         Senior Executive Vice President,     present); Director,
                                       removal.              The Bank of New York (financial      Quadriserv, Inc. (2005 -
                                                             and securities services) (1986 -     present); and Commissioner,
                                                             2004)                                New Jersey State Civil
                                                                                                  Service Commission (2011 -
                                                                                                  present)
==============================================================================================================================
David R. Bock       Trustee            Trustee since         Managing Partner, Federal City       Director of Enterprise
(69)                                   2005. Serves          Capital Advisors (corporate          Community Investment, Inc.
                                       until a successor     advisory services company) (1997     (privately held affordable
                                       trustee is            - 2004 and 2008 - present);          housing finance company)
                                       elected or            Interim Chief Executive Officer,     (1985 - 2010); Director of
                                       earlier               Oxford Analytica, Inc.               Oxford Analytica, Inc. (2008
                                       retirement or         (privately held research and         - present); Director of The
                                       removal.              consulting company) (2010);          Swiss Helvetia Fund, Inc.
                                                             Executive Vice President and         (closed-end fund) (2010 -
                                                             Chief Financial Officer, I-trax,     present); and Director of
                                                             Inc. (publicly traded health         New York Mortgage Trust
                                                             care services company) (2004 -       (publicly traded mortgage
                                                             2007); and Executive Vice            REIT) (2004 - 2009, 2012 -
                                                             President and Chief Financial        present)
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000 - 2002)
==============================================================================================================================
Benjamin M.         Trustee            Trustee since         William Joseph Maier Professor       Trustee, Mellon
Friedman (68)                          2008. Serves          of Political Economy, Harvard        Institutional Funds
                                       until a successor     University (1972 - present)          Investment Trust and Mellon
                                       trustee is                                                 Institutional Funds Master
                                       elected or                                                 Portfolio (oversaw 17
                                       earlier                                                    portfolios in fund complex)
                                       retirement or                                              (1989-2008)
                                       removal.
==============================================================================================================================

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                    POSITION HELD      LENGTH OF SERVICE                                          OTHER DIRECTORSHIPS
NAME AND AGE        WITH THE TRUST     AND TERM OF OFFICE    PRINCIPAL OCCUPATION                 HELD BY THIS TRUSTEE
Margaret B.W.       Trustee            Trustee since         Founding Director, Vice President    None
Graham (65)                            2000. Serves          and Corporate Secretary, The
                                       until a               Winthrop Group, Inc. (consulting
                                       successor             firm) (1982-present); Desautels
                                       trustee is            Faculty of Management, McGill
                                       elected or            University (1999 - present); and
                                       earlier               Manager of Research Operations and
                                       retirement or         Organizational Learning, Xerox
                                       removal.              PARC, Xerox's advance research
                                                             center (1990-1994)
==============================================================================================================================
Marguerite A.       Trustee            Trustee since         President and Chief Executive        Director of New America High
Piret (64)                             1995. Serves          Officer, Newbury, Piret & Company,   Income Fund, Inc.
                                       until a               Inc. (investment banking firm)       (closed-end investment
                                       successor             (1981 - present)                     company) (2004 - present);
                                       trustee is                                                 and member, Board of
                                       elected or                                                 Governors, Investment
                                       earlier                                                    Company Institute (2000 -
                                       retirement or                                              2006)
                                       removal.
==============================================================================================================================
Stephen K. West     Trustee            Trustee since         Senior Counsel, Sullivan &           Director, The Swiss Helvetia
(84)                                   2008. Serves          Cromwell LLP (law firm) (1998 -      Fund, Inc. (closed-end
                                       until a               present); and Partner, Sullivan &    investment company); and
                                       successor             Cromwell LLP (prior to 1998)         Director, Invesco, Ltd.
                                       trustee is                                                 (formerly AMVESCAP, PLC)
                                       elected or                                                 (investment manager)
                                       earlier                                                    (1997-2005)
                                       retirement or
                                       removal.
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
                    POSITION HELD      LENGTH OF SERVICE                                          OTHER DIRECTORSHIPS
NAME AND AGE        WITH THE TRUST     AND TERM OF OFFICE    PRINCIPAL OCCUPATION                 HELD BY THIS TRUSTEE
John F. Cogan,      Trustee,           Trustee since         Non-Executive Chairman and a         None
Jr. (86)*           President and      1994. Serves          director of Pioneer Investment
                    Chief              until a               Management USA Inc. ("PIM-USA");
                    Executive          successor             Chairman and a director of
                    Officer of         trustee is            Pioneer; Chairman and Director of
                    the Portfolio      elected or            Pioneer Institutional Asset
                                       earlier               Management, Inc. (since 2006);
                                       retirement or         Director of Pioneer Alternative
                                       removal.              Investment Management Limited
                                                             (Dublin) (until October 2011);
                                                             President and a director of
                                                             Pioneer Alternative Investment
                                                             Management (Bermuda) Limited and
                                                             affiliated funds; Deputy Chairman
                                                             and a director of Pioneer Global
                                                             Asset Management S.p.A. ("PGAM")
                                                             (until April 2010); Director of
                                                             Nano-C, Inc. (since 2003);
                                                             Director of Cole Management Inc.
                                                             (2004 - 2011); Director of
                                                             Fiduciary Counseling, Inc. (until
                                                             December 2011); President of all
                                                             of the Pioneer Funds; and Retired
                                                             Partner, Wilmer Cutler Pickering
                                                             Hale and Dorr LLP
==============================================================================================================================
Daniel K.           Trustee and        Trustee since         Director, CEO and President of       None
Kingsbury (54)*     Executive          2007. Serves          PIM-USA (since February 2007);
                    Vice               until a               Director and President of Pioneer
                    President          successor             and Pioneer Institutional Asset
                                       trustee is            Management, Inc. (since February
                                       elected or            2007); Executive Vice President of
                                       earlier               all of the Pioneer Funds (since
                                       retirement or         March 2007); Director of PGAM
                                       removal.              (2007 - 2010); Head of New Europe
                                                             Division, PGAM (2000 - 2005); and
                                                             Head of New Markets Division, PGAM
                                                             (2005 - 2007)
==============================================================================================================================

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------


                    POSITION HELD      LENGTH OF SERVICE                                          OTHER DIRECTORSHIPS
NAME AND AGE        WITH THE TRUST     AND TERM OF OFFICE    PRINCIPAL OCCUPATION                 HELD BY THIS OFFICER
Christopher J.      Secretary and      Since 2003. Serves    Vice President and Associate         None
Kelley (48)         Chief Legal        at the discretion     General Counsel of Pioneer
                    Officer            of the Board.         since January 2008; Secretary
                                                             and Chief Legal Officer of all
                                                             of the Pioneer Funds since
                                                             June 2010; Assistant Secretary
                                                             of all of the Pioneer Funds
                                                             from September 2003 to May
                                                             2010; and Vice President and
                                                             Senior Counsel of Pioneer from
                                                             July 2002 to December 2007
==============================================================================================================================
Carol B.            Assistant          Since 2010. Serves    Fund Governance Director of          None
Hannigan (51)       Secretary          at the discretion     Pioneer since December 2006
                                       of the Board.         and Assistant Secretary of all
                                                             the Pioneer Funds since June
                                                             2010; Manager - Fund
                                                             Governance of Pioneer from
                                                             December 2003 to November
                                                             2006; and Senior Paralegal of
                                                             Pioneer from January 2000 to
                                                             November 2003
==============================================================================================================================
Thomas              Assistant          Since 2010. Serves    Counsel of Pioneer since June        None
Reyes (50)          Secretary          at the discretion     2007 and Assistant Secretary
                                       of the Board.         of all the Pioneer Funds since
                                                             June 2010; and Vice President
                                                             and Counsel at State Street
                                                             Bank from October 2004 to June
                                                             2007
==============================================================================================================================
Mark E.             Treasurer and      Since 2008. Serves    Vice President - Fund Treasury       None
Bradley (53)        Chief Financial    at the discretion     of Pioneer; Treasurer of all
                    and Accounting     of the Board.         of the Pioneer Funds since
                    Officer of the                           March 2008; Deputy Treasurer
                    Portfolio                                of Pioneer from March 2004 to
                                                             February 2008; and Assistant
                                                             Treasurer of all of the
                                                             Pioneer Funds from March 2004
                                                             to February 2008
==============================================================================================================================
Luis I. Presutti    Assistant          Since 2000. Serves    Assistant Vice President -           None
(47)                Treasurer          at the discretion     Fund Treasury of Pioneer; and
                                       of the Board.         Assistant Treasurer of all of
                                                             the Pioneer Funds
==============================================================================================================================
Gary Sullivan       Assistant          Since 2002. Serves    Fund Accounting Manager - Fund       None
(54)                Treasurer          at the discretion     Treasury of Pioneer; and
                                       of the Board.         Assistant Treasurer of all of
                                                             the Pioneer Funds
==============================================================================================================================
David F. Johnson    Assistant          Since 2009. Serves    Fund Administration Manager -        None
(33)                Treasurer          at the discretion     Fund Treasury of Pioneer since
                                       of the Board.         November 2008; Assistant
                                                             Treasurer of all of the
                                                             Pioneer Funds since January
                                                             2009; and Client Service
                                                             Manager - Institutional
                                                             Investor Services at State
                                                             Street Bank from March 2003 to
                                                             March 2007
==============================================================================================================================
Jean M. Bradley     Chief Compliance   Since 2010. Serves    Chief Compliance Officer of          None
(60)                Officer            at the discretion     Pioneer and of all the Pioneer
                                       of the Board.         Funds since March 2010;
                                                             Director of Adviser and
                                                             Portfolio Compliance at
                                                             Pioneer since October 2005;
                                                             and Senior Compliance Officer
                                                             for Columbia Management
                                                             Advisers, Inc. from October
                                                             2003 to October 2005
==============================================================================================================================
Kelly O'Donnell     Anti-Money         Since 2006. Serves    Director - Transfer Agency           None
(41)                Laundering         at the discretion     Compliance of Pioneer and
                    Officer            of the Board.         Anti-Money Laundering Officer
                                                             of all the Pioneer funds since
                                                             2006
==============================================================================================================================

                           This page for your notes.

                           This page for your notes.
44

                           This page for your notes.
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

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       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18656-07-0213

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        15

  Notes to Financial Statements                                               20

  Report of Independent Registered Public Accounting Firm                     25

  Approval of Investment Advisory Agreement                                   26

  Trustees, Officers and Service Providers                                    29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                66.6%
Depository Receipts for International Stocks                               27.9%
International Preferred Stocks                                              2.5%
Exchange Traded Fund                                                        2.3%
U.S. Common Stocks                                                          0.4%
International Corporate Bonds                                               0.3%

Geographical Distribution
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

South Korea                                                                15.4%
China                                                                      12.9%
Brazil                                                                     11.0%
Russia                                                                     10.0%
Taiwan                                                                      7.5%
India                                                                       7.0%
Hong Kong                                                                   5.6%
South Africa                                                                5.2%
Mexico                                                                      4.6%
Other (individually less than 1%)                                           3.2%
Turkey                                                                      2.7%
Luxembourg                                                                  2.5%
United Kingdom                                                              2.3%
Indonesia                                                                   2.2%
Cayman Islands                                                              2.1%
Thailand                                                                    1.7%
Malaysia                                                                    1.7%
Panama                                                                      1.4%
Chile                                                                       1.0%

Five Largest Holdings
(As a percentage of long-term holdings)*

   1. Samsung Electronics Co., Ltd.                                        4.79%
   2. Itau Unibanco Holding SA (A.D.R.)                                    3.04
   3. Industrial & Commercial
      Bank of China, Ltd.                                                  2.40
   4. Hon Hai Precision Industry
      Co., Ltd.                                                            2.34
   5. iShares FTSE A50 China Index ETF                                     2.34

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      12/31/12        12/31/11
     Class I                                    $25.95          $24.08
     Class II                                   $25.55          $23.71

                                    Net
Distributions per Share             Investment  Short-Term      Long-Term
(1/1/12 - 12/31/12)                 Income      Capital Gains   Capital Gains
     Class I                        $0.1279     $-              $0.7663
     Class II                       $0.0518     $-              $0.7663

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                  Pioneer Emerging      Pioneer Emerging
                  Markets VCT           Markets VCT Portfolio,   MSCI Emerging
                  Portfolio, Class I    Class II                 Markets Index
12/31/2002        $ 10,000              $ 10,000                 $ 10,000
12/31/2003        $ 15,817              $ 15,778                 $ 15,582
12/31/2004        $ 18,822              $ 18,733                 $ 19,563
12/31/2005        $ 25,966              $ 25,778                 $ 26,215
12/31/2006        $ 35,253              $ 34,931                 $ 34,648
12/31/2007        $ 50,361              $ 49,760                 $ 48,295
12/31/2008        $ 21,048              $ 20,749                 $ 22,538
12/31/2009        $ 36,760              $ 36,107                 $ 40,232
12/31/2010        $ 42,603              $ 41,742                 $ 47,827
12/31/2011        $ 32,634              $ 31,885                 $ 39,015
12/31/2012        $ 36,540              $ 35,603                 $ 46,125

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging markets stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
                                                   Class I         Class II
--------------------------------------------------------------------------------
10 Years                                            13.84%           13.54%
5 Years                                             -6.22%           -6.48%
1 Year                                              11.97%           11.66%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2012, through December 31, 2012.

        Share Class                                 I                  II
        -------------------------------------------------------------------
        Beginning Account Value on 7/1/12      $1,000.00          $1,000.00
        Ending Account Value on 12/31/12       $1,106.20          $1,104.67
        Expenses Paid During Period*           $    7.68          $    8.99

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.45% and 1.70% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012, through December 31, 2012 .

        Share Class                                 I                  II
        -------------------------------------------------------------------
        Beginning Account Value on 7/1/12      $1,000.00          $1,000.00
        Ending Account Value on 12/31/12       $1,017.85          $1,016.59
        Expenses Paid During Period*               $7.35              $8.62

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.45% and 1.70% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12
--------------------------------------------------------------------------------

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Sean Taylor, head of global emerging markets equity at Pioneer Investments, discusses the factors that influenced the Pioneer Emerging Markets VCT Portfolio's performance during the 12 months ended December 31, 2012. Mr. Taylor is responsible for the day-to-day management of the Portfolio.

Q: How would you describe the investment environment for equities in the emerging markets during the 12 months ended December 31, 2012?

A: Investors, by and large, demonstrated a heavy bias in favor of growth stocks over value stocks during the period. The performance gap between the growth and value styles was so large during the Portfolio's fiscal year, in fact, that the valuation gap between the two groups moved to the widest levels we have seen in several years. We believe, however, that the trend towards growth during the period signals an opportunity for a potential reversion to the mean among value stocks. One catalyst for such a reversion could be evidence of an expanding economic recovery in the United States, which could cause investors to place less of a premium on fast-growing companies and lead to a reallocation from the growth style to value.

Q:  How did the Portfolio perform during the 12 months ended December 31, 2012?

A: Pioneer Emerging Markets VCT Portfolio's Class I shares returned 11.97% at net asset value during the 12 months ended December 31, 2012, and Class II shares returned 11.66%. During the same period, the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (the MSCI Index)1, returned 18.63%, while the average return of the 76 variable portfolios in Lipper's Emerging Markets Underlying Portfolios category was 18.23%.

Q: What factors helped and hurt the Portfolio's performance relative to the MSCI Index during the 12 months ended December 31, 2012?

A: The primary cause of the Portfolio's performance shortfall relative to the MSCI Index during the period was stock selection, particularly in Korea, Taiwan, and China. In Korea, the Portfolio's performance was hurt by positions in three industrial stocks: GS Engineering & Construction, Doosan Heavy Industries & Construction, and Hyundai Heavy Industries. In Taiwan, the Portfolio's stock picks lagged in the information technology and telecommunications areas, where notable detractors from performance included E Ink, Catcher Technology, and Chunghwa Telecom. The Portfolio's largest performance detractor in China was a holding in Baidu, which operates the country's largest Internet search engine. Although Baidu continues to report stellar growth, during the 12-month period its stock price was pressured by slowing overall economic growth in China as well as a general weakness in Chinese stocks.

-------------------
1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Outside of those three countries, the Portfolio's most significant performance detractors during the period were holdings in IAMGOLD, a Canada-based gold miner whose operations were interrupted by labor disputes in South Africa, and in the Brazilian energy giant Petrobras, which saw its profits come under pressure due to government price controls.

One other, more general reason behind the Portfolio's underperformance of the MSCI Index during the period was our heavy emphasis on valuation as an important factor in our stock-selection process, given that, as noted previously, value stocks underperformed growth stocks during the 12-month period.

On the positive side, key contributors to the Portfolio's relative performance during the 12-month period were an underweight to the materials sector and stock selection results in the consumer staples and consumer discretionary sectors. From a geographical standpoint, the Portfolio registered its strongest performance in South Africa and Mexico.

The Portfolio's largest individual performance contributors during the period were holdings in Latin American beverage companies Companhia de Bebidas das Americas ("Ambev") and Fomento Economico Mexicano; the Russian energy giant Gazprom; the South African retail distributor MR Price; and Taiwan Semiconductor.

Q:  How was the Portfolio positioned as of December 31, 2012?

A: In Asia, the Portfolio was overweight to China and Korea as of year-end. Developments in China have remained friendly for equity investors, with inflation rates running at 2% and earnings growth improving. The arrival of a new political leadership team in the country suggests that the government's policy priorities could change for the better, and while economic growth may ultimately stabilize at a lower level than we're used to seeing, growth in the country remains strong on an absolute basis. We believe it is possible that China may accelerate infrastructure investment as part of the government's current policy direction, which would play into our existing Portfolio strategy there. In Korea, we have maintained the Portfolio's "Smartphone" theme, highlighted by holdings in SK Hynix and Samsung Electronics.

    The Portfolio also had a solid stake in Russia at year-end, as we view the country as a source of potential opportunity. In our opinion, investors' rush to growth at any price has overshadowed Russia's strengthening fundamental trends, such as positive credit growth, reform of the energy sector, and the decline in the country's balance of payments. Investors who look closely at Russia, however, will find a country with the lowest price-to-earnings ratio among all nations represented in the MSCI Emerging Markets Index. The energy giant Gazprom is the Portfolio's largest Russian holding.

    Latin America was another region where the Portfolio had a number of holdings at year-end. In Latin America, we remain positive on the outlook for both Mexico and Brazil. In the case of the former, we hold a favorable view on the economy there but bargains in the stock market have been hard to find. In Brazil, we would like to see increased political clarity, particularly with regard to energy prices, which could be a positive for near-term equity returns.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12                             (continued)
--------------------------------------------------------------------------------

Q: What is your broader view on the emerging markets?

A: We continue to take heart from the accommodative monetary policies of some of the world's major central banks. While the central banks' offerings of cheap credit are designed to aid economic growth in the developed world, emerging markets also have benefited from the policies. That can be a double-edged sword, however, since any threat to cheap credit conditions often causes investors to worry about the sustainability of such a catalyst, and that can lead to short-term profit taking. Therefore, we would caution investors that even though we hold a positive long-term view on the emerging markets equity asset class, market volatility may continue.

    From a longer-term standpoint, we believe the underlying fundamentals of the emerging markets remain strong, highlighted by low interest rates, improving corporate governance, and sound fiscal management at the government level. We believe those factors, together with emerging market stocks' robust growth and reasonable valuations, should continue to drive favorable long-term returns, despite periodic short-term volatility.

Please refer to the Schedule of Investments on pages 7 to 14 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Emerging Markets VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

Shares                                                                           Value
            PREFERRED STOCKS - 2.4%
            Energy - 0.4%
            Integrated Oil & Gas - 0.4%
   35,037   Petroleo Brasileiro SA                                            $    338,783
                                                                              ------------
            Total Energy                                                      $    338,783
                                                                              ------------
            Food & Staples Retailing - 0.5%
            Hypermarkets & Super Centers - 0.5%
   11,865   Cia Brasileira de Distribuicao Grupo Pao de Acucar SA             $    521,856
                                                                              ------------
            Total Food & Staples Retailing                                    $    521,856
                                                                              ------------
            Food, Beverage & Tobacco - 1.0%
            Brewers - 1.0%
   23,185   Cia de Bebidas das Americas SA                                    $    975,867
                                                                              ------------
            Total Food, Beverage & Tobacco                                    $    975,867
                                                                              ------------
            Banks - 0.5%
            Diversified Banks - 0.5%
   27,710   Banco Bradesco SA                                                 $    482,367
                                                                              ------------
            Total Banks                                                       $    482,367
                                                                              ------------
            TOTAL PREFERRED STOCKS
            (Cost $1,828,493)                                                 $  2,318,873
                                                                              ------------

            COMMON STOCKS - 91.7%
            Energy - 11.3%
            Oil & Gas Equipment & Services - 0.4%
  361,600   Sapurakencana Petroleum Bhd*                                      $    374,111
                                                                              ------------
            Integrated Oil & Gas - 8.3%
   12,095   Ecopetrol SA (A.D.R.)                                             $    721,709
  204,558   Gazprom OAO (A.D.R.)                                                 1,990,349
   17,297   Lukoil OAO (A.D.R.)                                                  1,167,548
  708,000   PetroChina Co., Ltd.                                                 1,016,963
  108,811   Petroleo Brasileiro SA                                               1,064,790
   23,800   Petroleo Brasileiro SA (A.D.R.)                                        463,386
   45,100   PTT PCL                                                                489,400
  120,439   Rosneft OAO (G.D.R.)                                                 1,087,475
                                                                              ------------
                                                                              $  8,001,620
                                                                              ------------
            Oil & Gas Exploration & Production - 1.0%
  238,000   CNOOC, Ltd.                                                       $    522,624
   20,929   Pacific Rubiales Energy Corp.                                          487,079
                                                                              ------------
                                                                              $  1,009,703
                                                                              ------------
            Oil & Gas Refining & Marketing - 1.0%
   39,661   Reliance Industries, Ltd.                                         $    611,811
    3,090   S-Oil Corp.                                                            304,464
                                                                              ------------
                                                                              $    916,275
                                                                              ------------
            Coal & Consumable Fuels - 0.6%
  515,000   China Coal Energy Co., Ltd.                                       $    575,844
                                                                              ------------
            Total Energy                                                      $ 10,877,553
                                                                              ------------
            Materials - 11.7%
            Commodity Chemicals - 0.6%
    1,798   LG Chem, Ltd.*                                                    $    562,638
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                            Value
            Fertilizers & Agricultural Chemicals - 2.4%
   15,591   Sociedad Quimica y Minera de Chile SA (A.D.R.)                    $    898,665
  194,000   Taiwan Fertilizer Co., Ltd.                                            515,138
   23,932   Uralkali OJSC (G.D.R.)                                                 922,043
                                                                              ------------
                                                                              $  2,335,846
                                                                              ------------
            Construction Materials - 0.8%
  347,300   Indocement Tunggal Prakarsa Tbk PT                                $    811,381
                                                                              ------------
            Diversified Metals & Mining - 4.1%
  126,000   Jiangxi Copper Co., Ltd.                                          $    338,733
   76,325   MMC Norilsk Nickel OJSC (A.D.R.)                                     1,426,363
   36,924   Rio Tinto Plc                                                        2,151,785
                                                                              ------------
                                                                              $  3,916,881
                                                                              ------------
            Gold - 0.6%
   19,778   AngloGold Ashanti, Ltd.                                           $    619,216
                                                                              ------------
            Steel - 3.2%
   30,155   Gerdau SA (A.D.R.)                                                $    271,093
    3,466   POSCO Co.                                                            1,140,664
   22,736   Ternium SA (A.D.R.)                                                    535,433
   51,334   Vale SA (A.D.R.)                                                     1,075,961
                                                                              ------------
                                                                              $  3,023,151
                                                                              ------------
            Total Materials                                                   $ 11,269,113
                                                                              ------------
            Capital Goods - 4.4%
            Aerospace & Defense - 0.3%
   10,367   Embraer SA (A.D.R.)                                               $    295,563
                                                                              ------------
            Construction & Engineering - 2.2%
  591,000   China Communications Construction Co., Ltd.                       $    580,381
  526,000   China Railway Construction Corp., Ltd.                                 604,976
    5,699   Samsung Engineering Co., Ltd.*                                         893,945
                                                                              ------------
                                                                              $  2,079,302
                                                                              ------------
            Heavy Electrical Equipment - 0.5%
  125,256   Bharat Heavy Electricals, Ltd.                                    $    529,078
                                                                              ------------
            Construction & Farm Machinery & Heavy Trucks - 1.4%
    3,332   Hyundai Heavy Industries Co., Ltd.*                               $    765,228
  372,600   Zoomlion Heavy Industry Science and Technology Co., Ltd.               562,515
                                                                              $  1,327,743
                                                                              ------------
            Total Capital Goods                                               $  4,231,686
                                                                              ------------
            Transportation - 1.4%
            Airlines - 1.4%
   13,313   Copa Holdings SA                                                  $  1,323,978
                                                                              ------------
            Total Transportation                                              $  1,323,978
                                                                              ------------
            Automobiles & Components - 3.5%
            Auto Parts & Equipment - 0.6%
    2,003   Hyundai Mobis, Ltd.*                                              $    546,809
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

   Shares                                                                         Value
            Automobile Manufacturers - 2.9%
  135,500   Great Wall Motor Co., Ltd.                                        $    434,300
    8,200   Hyundai Motor Co.*                                                   1,698,775
  118,072   Tata Motors, Ltd.                                                      676,135
                                                                              ------------
                                                                              $  2,809,210
                                                                              ------------
            Total Automobiles & Components                                    $  3,356,019
                                                                              ------------
            Consumer Durables & Apparel - 0.3%
            Homebuilding - 0.3%
  157,159   PDG Realty SA Empreendimentos e Participacoes SA                  $    259,687
                                                                              ------------
            Total Consumer Durables & Apparel                                 $    259,687
                                                                              ------------
            Consumer Services - 0.5%
            Restaurants - 0.5%
    6,798   Yum! Brands, Inc.                                                 $    451,387
                                                                              ------------
            Total Consumer Services                                           $    451,387
                                                                              ------------
            Media - 0.7%
            Cable & Satellite - 0.7%
    9,876   Naspers, Ltd.                                                     $    635,874
                                                                              ------------
            Total Media                                                       $    635,874
                                                                              ------------
            Retailing - 1.6%
            Apparel Retail - 1.6%
   91,834   Mr Price Group, Ltd.                                              $  1,537,284
                                                                              ------------
            Total Retailing                                                   $  1,537,284
                                                                              ------------
            Food & Staples Retailing - 2.9%
            Food Retail - 1.4%
   15,682   Magnit OJSC (G.D.R.)                                              $    634,993
   28,722   Shoprite Holdings, Ltd.                                                699,516
                                                                              ------------
                                                                              $  1,334,509
                                                                              ------------
            Hypermarkets & Super Centers - 1.5%
  450,173   Wal-Mart de Mexico SAB de CV                                      $  1,478,206
                                                                              ------------
            Total Food & Staples Retailing                                    $  2,812,715
                                                                              ------------
            Food, Beverage & Tobacco - 4.4%
            Soft Drinks - 1.7%
   16,106   Fomento Economico Mexicano SAB de CV (A.D.R.)                     $  1,621,874
                                                                              ------------
            Packaged Foods & Meats - 1.3%
   34,959   BRF - Brasil Foods SA                                             $    735,271
  361,000   Want Want China Holdings, Ltd.                                         502,969
                                                                              ------------
                                                                              $  1,238,240
                                                                              ------------
            Tobacco - 1.4%
  140,961   ITC, Ltd.                                                         $    736,410
    7,730   KT&G Corp.*                                                            590,041
                                                                              ------------
                                                                              $  1,326,451
                                                                              ------------
            Total Food, Beverage & Tobacco                                    $  4,186,565
                                                                              ------------
            Pharmaceuticals, Biotechnology & Life Sciences - 0.9%
            Pharmaceuticals - 0.9%
   23,358   Teva Pharmaceutical Industries, Ltd. (A.D.R.)                     $    872,188
                                                                              ------------
            Total Pharmaceuticals, Biotechnology & Life Sciences              $    872,188
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                                        Value
            Banks - 21.8%
            Diversified Banks - 21.8%
2,364,000   Agricultural Bank of China, Ltd.                                  $  1,188,857
   21,941   Axis Bank, Ltd.                                                        546,383
  351,000   Bank Mandiri Persero Tbk PT                                            296,831
2,478,000   Bank of China, Ltd.                                                  1,121,863
  664,000   Bank Rakyat Indonesia Persero Tbk PT                                   483,573
2,633,000   China Construction Bank Corp.                                        2,146,045
  235,161   Commerzbank AG*                                                        447,507
   69,976   Grupo Financiero Santander Mexico SAB de CV (A.D.R.)*                1,132,212
   79,956   HDFC Bank, Ltd.                                                        991,122
   70,355   ICICI Bank, Ltd.                                                     1,479,592
3,082,000   Industrial & Commercial Bank of China, Ltd.                          2,222,784
  170,999   Itau Unibanco Holding SA (A.D.R.)                                    2,814,644
   86,700   Kasikornbank PCL                                                       550,542
  289,500   Malayan Banking Bhd                                                    871,093
  593,775   Mega Financial Holding Co., Ltd.                                       463,730
   94,443   Sberbank of Russia (A.D.R.)                                          1,173,952
   94,100   Siam Commercial Bank PCL                                               556,696
   20,893   State Bank of India, Ltd.                                              922,268
  151,082   Turkiye Halk Bankasi AS                                              1,488,250
                                                                              ------------
                                                                              $ 20,897,944
                                                                              ------------
            Total Banks                                                       $ 20,897,944
                                                                              ------------
            Diversified Financials - 3.9%
            Other Diversified Financial Services - 2.9%
 202,307    FirstRand, Ltd.                                                   $    749,620
  31,552    Grupo BTG Pactual SA*                                                  479,442
  42,330    KB Financial Group, Inc.*                                            1,520,199
                                                                              ------------
                                                                              $  2,749,261
                                                                              ------------
            Investment Banking & Brokerage - 1.0%
1,890,000   Yuanta Financial Holding Co., Ltd.                                $    977,075
                                                                              ------------
            Total Diversified Financials                                      $  3,726,336
                                                                              ------------
            Insurance - 0.7%
            Life & Health Insurance - 0.7%
  85,000    Ping An Insurance Group Co. of China, Ltd.                        $    723,356
                                                                              ------------
            Total Insurance                                                   $    723,356
                                                                              ------------
            Real Estate - 1.8%
            Real Estate Operating Companies - 0.3%
  24,666    BR Malls Participacoes SA                                         $    326,616
                                                                              ------------
            Real Estate Development - 1.5%
 300,000    China Overseas Land & Investment, Ltd.                            $    908,808
 988,000    Country Garden Holdings Co., Ltd.                                      528,756
                                                                              ------------
                                                                              $  1,437,564
                                                                              ------------
            Total Real Estate                                                 $  1,764,180
                                                                              ------------
            Software & Services - 1.5%
            Internet Software & Services - 1.0%
  29,300    Tencent Holdings, Ltd.                                            $    953,627
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Shares                                                                          Value
            Home Entertainment Software - 0.5%
    3,502   NCSoft Corp.*                                                     $    499,223
                                                                              ------------
            Total Software & Services                                         $  1,452,850
                                                                              ------------
            Technology Hardware & Equipment - 2.5%
            Computer Hardware - 0.3%
  247,000   Wistron Corp.                                                     $    257,122
                                                                              ------------
            Electronic Manufacturing Services - 2.2%
  705,200   Hon Hai Precision Industry Co., Ltd.                              $  2,171,970
                                                                              ------------
            Total Technology Hardware & Equipment                             $  2,429,092
                                                                              ------------
            Semiconductors & Semiconductor Equipment - 8.3%
            Semiconductors - 8.3%
    3,084   Samsung Electronics Co., Ltd.                                     $  4,442,672
   42,010   SK Hynix, Inc.*                                                      1,025,853
  124,630   Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)                2,138,651
  189,800   United Microelectronics Corp. (A.D.R.)                                 377,702
                                                                              ------------
                                                                              $  7,984,878
                                                                              ------------
            Total Semiconductors & Semiconductor Equipment                    $  7,984,878
                                                                              ------------
            Telecommunication Services - 7.0%
            Integrated Telecommunication Services - 0.9%
  826,000   China Telecom Corp., Ltd.                                         $    462,801
  493,000   Telekomunikasi Indonesia Persero Tbk PT                                463,865
                                                                              ------------
                                                                              $    926,666
                                                                              ------------
            Wireless Telecommunication Services - 6.1%
  138,000   China Mobile, Ltd.                                                $  1,616,616
   20,525   Millicom International Cellular SA                                   1,784,518
   48,490   Mobile Telesystems OJSC (A.D.R.)                                       904,338
   62,286   Turkcell Iletisim Hizmetleri AS (A.D.R.)*                            1,005,296
   35,864   Vodacom Group, Ltd.                                                    531,963
                                                                              ------------
                                                                              $  5,842,731
                                                                              ------------
            Total Telecommunication Services                                  $  6,769,397
                                                                              ------------
            Utilities - 0.6%
            Electric Utilities - 0.6%
    8,480   Korea Electric Power Corp.*                                       $    243,513
  129,700   Tenaga Nasional Bhd                                                    294,274
                                                                              ------------
                                                                              $    537,787
                                                                              ------------
            Total Utilities                                                   $    537,787
                                                                              ------------
            TOTAL COMMON STOCKS
            (Cost $76,803,817)                                                $ 88,099,869
                                                                              ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

          S&P/
       Principal   Moody's
      Amount ($)   Ratings                                                         Value
                             CORPORATE BONDS - 0.1%
                             Household & Personal Products - 0.1%
                             Personal Products - 0.1%
BRL      136,000   NR/NR     Hypermarcas SA, 11.3%, 10/15/18 (b)               $    46,473
BRL      136,000   NR/NR     Hypermarcas SA, 3.0%, 10/15/15 (b)                     49,793
                                                                               -----------
                                                                               $    96,266
                                                                               -----------
                             Total Household & Personal Products               $    96,266
                                                                               -----------
                             TOTAL CORPORATE BONDS
                             (Cost $159,796)                                   $    96,266
                                                                               -----------


         Shares
                             EXCHANGE TRADED FUND - 2.3%
                             Diversified Financials - 2.3%
                             Other Diversified Financial Services - 2.3%
      1,484,200              iShares FTSE A50 China Index ETF*                 $ 2,166,542
                                                                               -----------
                             TOTAL EXCHANGE TRADED FUND
                             (Cost $1,950,658)                                 $ 2,166,542
                                                                               -----------
                             WARRANTS - 0.0%+
                             Household & Personal Products - 0.0%+
                             Personal Products - 0.0%+
            136              Hypermarcas SA, 10/15/15 (b)                      $        --
                                                                               -----------
                             TOTAL WARRANTS
                             (Cost $0)                                         $        --
                                                                               -----------
                             TOTAL INVESTMENT IN SECURITIES - 96.5%
                             (Cost $80,742,764) (a) (c)                        $92,681,550
                                                                               -----------
                             OTHER ASSETS & LIABILITIES - 3.5%                 $ 3,349,115
                                                                               -----------
                             TOTAL NET ASSETS - 100.0%                         $96,030,665
                                                                               ===========

ETF       Exchange Traded Fund.

(G.D.R.)  Global Depository Receipt.

(A.D.R.)  American Depositary Receipt.

*         Non-income producing security.

+         Amount rounds to less than 0.1%.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $81,806,842 was as follows:

          Aggregate gross unrealized gain for all investments in which there is
          an excess of value over tax cost                                        $13,423,989
          Aggregate gross unrealized loss for all investments in which there is
          an excess of tax cost over value                                         (2,549,281)
                                                                                  -----------
          Net unrealized gain                                                     $10,874,708
                                                                                  -----------

(b) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements - Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

(c) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

          South Korea                                                     15.4%
          China                                                           12.9%
          Brazil                                                          11.0%
          Russia                                                          10.0%
          Taiwan                                                           7.5%
          India                                                            7.0%
          Hong Kong                                                        5.6%
          South Africa                                                     5.2%
          Mexico                                                           4.6%
          Turkey                                                           2.7%
          Luxembourg                                                       2.5%
          United Kingdom                                                   2.3%
          Indonesia                                                        2.2%
          Cayman Islands                                                   2.1%
          Thailand                                                         1.7%
          Malaysia                                                         1.7%
          Panama                                                           1.4%
          Chile                                                            1.0%
          Other (individually less than 1%)                                3.2%
                                                                         ------
                                                                         100.0%
                                                                         ======

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL       Brazilian Real.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $130,147,302 and $140,930,941, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements - Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements - Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's investments:

                                                                              Level 1       Level 2       Level 3     Total
          Preferred Stocks                                                  $ 2,318,873  $          --   $     --  $ 2,318,873
          Common Stocks (U.S.)                                               20,061,976             --         --   20,061,976
          Common Stocks (Foreign)*                                            3,352,883     64,685,010         --   68,037,893
          Exchange Traded Fund                                                       --      2,166,542         --    2,166,542
          Warrants                                                                   --             --         --+          --+
          Corporate Bonds                                                            --             --     96,266       96,266
                                                                            -----------  -------------   --------  -----------
          Total                                                             $25,733,732  $  66,851,552   $ 96,266  $92,681,550
                                                                            ===========  =============   ========  ===========
          Other Financial Instruments
          Net unrealized depreciation on forward foreign
             currency settlement hedge contracts                            $        --  $        (449)  $     --  $        --
                                                                            -----------  -------------   --------  -----------
          Total Other Financial Instruments                                 $        --  $        (449)  $     --  $        --
                                                                            ===========  =============   ========  ===========

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

+         Security is valued at $0.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                        Corporate
                                                                          Bonds           Warrants         Total
          Balance as of 12/31/11                                         $136,474       $        --      $136,474
          Realized gain (loss)1                                                --                --            --
          Change in unrealized appreciation (depreciation)2               (40,208)           (2,412)      (42,620)
          Purchases*                                                           --                --            --
          Sales                                                                --                --            --
          Transfers in to Level 3**                                            --             2,412         2,412
          Transfer out of Level 3**                                            --                --            --
                                                                         --------       -----------      --------
          Balance as of 12/31/12                                         $ 96,266       $        --      $ 96,266
                                                                         ========       ===========      ========

1 Realized gain (loss) on these securities is included in the net realized loss from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*   A portion of the total purchases includes payment-in-kind transactions.

** Transfers are calculated on the beginning of period values. There were no transfers between Levels 1 and 2.

    Net change in unrealized appreciation (depreciation) of investments still held as of 12/31/12    $ (42,620)
                                                                                                     ---------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended  Year Ended   Year Ended  Year Ended Year Ended
                                                                  12/31/12    12/31/11     12/31/10    12/31/09   12/31/08
Class I
Net asset value, beginning of period                             $ 24.08     $ 31.52      $ 27.34     $ 15.84    $  43.86
                                                                 -------     -------      -------     -------    --------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.24     $  0.35      $  0.17     $  0.10    $   0.39
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                              2.53       (7.71)        4.15       11.65      (23.10)
                                                                 -------     -------      -------     -------    --------
     Net increase (decrease) from
       investment operations                                     $  2.77     $ (7.36)     $  4.32     $ 11.75    $ (22.71)
Distributions to shareowners:
   Net investment income                                           (0.13)      (0.08)       (0.14)      (0.25)      (0.13)
   Net realized gain                                               (0.77)         --           --          --       (5.18)
                                                                 -------     -------      -------     -------    --------
Total distributions                                              $ (0.90)    $ (0.08)     $ (0.14)    $ (0.25)   $  (5.31)
                                                                 -------     -------      -------     -------    --------
Net increase (decrease) in net asset value                       $  1.87     $ (7.44)     $  4.18     $ 11.50    $ (28.02)
                                                                 -------     -------      -------     -------    --------
Net asset value, end of period                                   $ 25.95     $ 24.08      $ 31.52     $ 27.34    $  15.84
                                                                 =======     =======      =======     =======    ========
Total return*                                                      11.97%     (23.40)%      15.89%      74.64%     (58.20)%
Ratio of net expenses to average net assets+                        1.45%       1.47%        1.45%       1.45%       1.52%
Ratio of net investment income to average net assets+               0.93%       1.13%        0.66%       0.72%       1.44%
Portfolio turnover rate                                              143%        215%          97%         60%         65%
Net assets, end of period (in thousands)                         $42,517     $43,727      $65,958     $54,690    $ 24,424

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended  Year Ended   Year Ended  Year Ended Year Ended
                                                                  12/31/12    12/31/11     12/31/10    12/31/09   12/31/08
Class II
Net asset value, beginning of period                             $ 23.71     $ 31.04      $ 26.94     $ 15.62    $  43.32
                                                                 -------     -------      -------     -------    --------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.18     $  0.27      $  0.13     $  0.07    $   0.31
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                              2.48       (7.60)        4.06       11.44      (22.80)
                                                                 -------     -------      -------     -------    --------
     Net increase (decrease) from
       investment operations                                     $  2.66     $ (7.33)     $  4.19     $ 11.51    $ (22.49)
Distributions to shareowners:
   Net investment income                                           (0.05)         --        (0.09)      (0.19)      (0.03)
   Net realized gain                                               (0.77)         --           --          --       (5.18)
                                                                 -------     -------      -------     -------    --------
Total distributions                                              $ (0.82)    $    --      $ (0.09)    $ (0.19)   $  (5.21)
                                                                 -------     -------      -------     -------    --------
Net increase (decrease) in net asset value                       $  1.84     $ (7.33)     $  4.10     $ 11.32    $ (27.70)
                                                                 -------     -------      -------     -------    --------
Net asset value, end of period                                   $ 25.55     $ 23.71      $ 31.04     $ 26.94    $  15.62
                                                                 =======     =======      =======     =======    ========
Total return*                                                      11.66%     (23.62)%      15.61%      74.02%     (58.30)%
Ratio of net expenses to average net assets+                        1.70%       1.72%        1.70%       1.69%       1.76%
Ratio of net investment income to average net assets+               0.71%       0.86%        0.40%       0.45%       1.24%
Portfolio turnover rate                                              143%        215%          97%         60%         65%
Net assets, end of period (in thousands)                         $53,514     $52,403      $83,293     $82,930    $ 38,143

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $80,742,764)                                                    $92,681,550
  Cash                                                                                             3,151,808
  Foreign currencies, at value (cost $742,037)                                                       742,313
  Receivables --
     Portfolio shares sold                                                                            46,268
     Dividends (net of foreign taxes withheld of $19,624)                                             72,261
     Interest                                                                                          1,419
  Other                                                                                                4,454
                                                                                                 -----------
         Total assets                                                                            $96,700,073
                                                                                                 -----------

LIABILITIES:
   Payables --
     Investment securities purchased                                                             $   325,130
     Portfolio shares repurchased                                                                    232,177
   Due to affiliates                                                                                  15,823
   Custodian fee accrued                                                                              55,141
   Accrued expenses                                                                                   40,688
   Net unrealized depreciation on forward foreign currency settlement hedge contracts                    449
                                                                                                 -----------
         Total liabilities                                                                       $   669,408
                                                                                                 -----------

NET ASSETS:
  Paid-in capital                                                                                $86,857,627
  Undistributed net investment income                                                                677,700
  Accumulated net realized loss on investments and foreign currency transactions                  (3,441,629)
  Net unrealized gain on investments                                                              11,938,786
  Net unrealized loss on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies                                    (1,819)
                                                                                                 -----------
        Total net assets                                                                         $96,030,665
                                                                                                 ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $42,516,783/1,638,621 shares)                                               $     25.95
                                                                                                 ===========
   Class II (based on $53,513,882/2,094,637 shares)                                              $     25.55
                                                                                                 ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

  For the Year Ended 12/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $259,862)                          $ 2,298,808
  Interest (net of foreign taxes withheld of $1,501)                                  11,674
                                                                                 -----------

        Total investment income                                                                  $  2,310,482
                                                                                                 ------------

EXPENSES:
  Management fees                                                                $ 1,108,243
  Transfer agent fees
     Class I                                                                           1,500
     Class II                                                                          1,500
  Distribution fees
     Class II                                                                        135,315
  Administrative reimbursements                                                       30,731
  Custodian fees                                                                     122,952
  Professional fees                                                                   58,035
  Printing expense                                                                    32,706
  Fees and expenses of nonaffiliated trustees                                          7,208
  Miscellaneous                                                                       31,720
                                                                                 -----------
       Total expenses                                                                            $  1,529,910
                                                                                                 ------------
          Net investment income                                                                  $    780,572
                                                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
    Investments                                                                  $(2,318,533)
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                           (137,317)    $ (2,455,850)
                                                                                 -----------     ------------
  Change in net unrealized loss on:
    Investments                                                                  $12,168,635
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                               (140)    $ 12,168,495
                                                                                 -----------     ------------
  Net gain on investments and foreign currency transactions                                      $  9,712,645
                                                                                                 ------------
  Net increase in net assets resulting from operations                                           $ 10,493,217
                                                                                                 ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                Year Ended            Year Ended
                                                                                                 12/31/12              12/31/11
FROM OPERATIONS:
Net investment income                                                                          $    780,572       $   1,223,067
Net realized gain (loss) on investments and foreign currency transactions                        (2,455,850)          8,584,036
Change in net unrealized gain (loss) on investments and foreign currency transactions            12,168,495         (41,682,892)
                                                                                               ------------       -------------
      Net increase (decrease) in net assets resulting from operations                          $ 10,493,217       $ (31,875,789)
                                                                                               ------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.13 and $0.08 per share, respectively)                                        $   (221,438)      $    (159,040)
      Class II ($0.05 and $0.00 per share, respectively)                                           (115,919)                 --
Net realized gain:
      Class I ($0.77 and $0.00 per share, respectively)                                          (1,326,726)                 --
      Class II ($0.77 and $0.00 per share, respectively)                                         (1,714,840)                 --
                                                                                               ------------       -------------
          Total distributions to shareowners                                                   $ (3,378,923)      $    (159,040)
                                                                                               ------------       -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                               $ 20,422,561       $  24,137,561
Reinvestment of distributions                                                                     3,378,923             159,040
Cost of shares repurchased                                                                      (31,015,537)        (45,382,802)
                                                                                               ------------       -------------
      Net decrease in net assets resulting from Portfolio share transactions                   $ (7,214,053)      $ (21,086,201)
                                                                                               ------------       -------------
      Net decrease in net assets                                                               $    (99,759)      $ (53,121,030)
NET ASSETS:
Beginning of year                                                                                96,130,424         149,251,454
                                                                                               ------------       -------------
End of year                                                                                    $ 96,030,665       $  96,130,424
                                                                                               ============       =============
Undistributed net investment income                                                            $    677,700       $     337,227
                                                                                               ============       =============

                                                   '12 Shares           '12 Amount           '11 Shares          '11 Amount
CLASS I
Shares sold                                          313,205          $  7,756,616              301,424         $   9,041,294
Reinvestment of distributions                         67,488             1,548,165                5,359               159,040
Less shares repurchased                             (557,876)          (13,922,153)            (583,231)          (16,585,993)
                                                   ---------          ------------          -----------         -------------
      Net decrease                                  (177,183)         $ (4,617,372)            (276,448)        $  (7,385,659)
                                                   =========          ============          ===========         =============
CLASS II
Shares sold                                          506,754          $ 12,665,945              533,353         $  15,096,267
Reinvestment of distributions                         80,971             1,830,758                   --                    --
Less shares repurchased                             (703,559)          (17,093,384)          (1,006,729)          (28,796,809)
                                                   ---------          ------------          -----------         -------------
      Net decrease                                  (115,834)         $ (2,596,681)            (473,376)        $ (13,700,542)
                                                   =========          ============          ===========         =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Portfolio.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    At December 31, 2012, there were three securities that were valued using fair value methods (in addition to securities that were valued using prices supplied by independent pricing services) representing 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2012, the Portfolio paid no such taxes.

    In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2012, the Portfolio had no reserves related to taxes on the repatriation of foreign capital gains.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Portfolio reclassified $102,742 to decrease undistributed net investment income and $102,742 to decrease accumulated net realized loss on investments

Pioneer Emerging Markets VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

    and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At December 31, 2012, the Portfolio was permitted to carry forward indefinitely $2,593,436 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

    The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                            2012                 2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                             $   337,357          $159,040
Long-term capital gain                        3,041,566                --
                                            -----------          --------
   Total distributions                      $ 3,378,923          $159,040
                                            ===========          ========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income               $   893,585
Capital loss carryforward                    (2,593,436)
Unrealized appreciation                      10,872,889
                                            -----------
   Total                                    $ 9,173,038
                                            ===========

    The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the adjustments related to passive foreign investment companies.

E.  Portfolio Shares and Class Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Securities Lending

    The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

    securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. On May 8, 2012, the Portfolio ended its involvement in the securities lending program.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,145 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $224 in transfer agent fees payable to PIMSS at December 31, 2012.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,454 in distribution fees payable to PFD at December 31, 2012.

5. Forward Foreign Currency Contracts

During the year ended December 31, 2012, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. At December 31, 2012, the Fund's gross forward currency settlement contracts receivable and payable were $367,859 and $368,308, respectively, resulting in a net payable of $449. The average value of settlement contracts open during the year ended December 31, 2012, was $1,240,147.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

6. Additional Disclosures about Derivative Instruments and Hedging Activities:
Values of derivative instruments as of December 31, 2012 were as follows:

------------------------------------------------------------------------------------------------------------------------
        Derivatives Not
        Accounted for as                  Asset Derivatives 2012                      Liabilities Derivatives 2012
       Hedging Instruments            ----------------------------------------------------------------------------------
        Under Accounting               Statement of Assets                           Statement of Assets
      Standards Codification              and Liabilities                               and Liabilities
            (ASC) 815                       Location            Value                      Location              Value
------------------------------------------------------------------------------------------------------------------------
Forward foreign currency
settlement hedges                     Net unrealized                                 Net unrealized
                                      appreciation on forward                        depreciation on forward
                                      foreign currency                               foreign currency
                                      settlement hedge                               settlement hedge
                                      contracts                 $  -                 contracts                    $449
                                                                ----                                              ----
     Total                                                      $  -                                              $449
                                                                ----                                              ----
------------------------------------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                               Change in
                                                                                         Realized Gain        Unrealized
      Derivatives Not Accounted for                                                       or (Loss) on      Gain or (Loss)
       as Hedging Instruments Under                 Location of Gain or (Loss)            Derivatives       on Derivatives
           Accounting Standards                      on Derivatives Recognized             Recognized        Recognized in
          Codification (ASC) 815                             in Income                     in Income            Income
--------------------------------------------------------------------------------------------------------------------------
Forward foreign currency                  Change in unrealized gain (loss) on
settlement hedge contracts                forward foreign currency contracts and
                                          other assets and liabilities denominated
                                          in foreign currencies                                                  $339
Forward foreign currency portfolio        Net realized gain (loss) on forward
hedge contracts                           foreign currency contracts and
                                          other assets and liabilities
                                          denominated in foreign currencies                  $168
--------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Emerging Markets VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Emerging Markets VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Emerging Markets VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Portfolio, including changes to the Portfolio's portfolio management team. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was eight basis points higher than the median management fee paid by other funds in the Portfolio's Morningstar category and seven basis points higher than the management fee of the fund at the bottom of the third quintile of management fees paid by other funds in the Portfolio's Morningstar category. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the small asset size of the Portfolio compared to the median asset size of the Portfolio's Strategic Insight peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees also noted the small size of the Portfolio's peer group.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD        LENGTH OF SERVICE                                     OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST       AND TERM OF OFFICE         PRINCIPAL OCCUPATION       HELD BY THIS TRUSTEE
Thomas J. Perna (62)  Chairman of the      Trustee since 2006.        Chairman and Chief         Director, Broadridge
                      Board and            Serves until a successor   Executive Officer,         Financial Solutions,
                      Trustee              trustee is elected or      Quadriserv, Inc.           Inc. (investor
                                           earlier retirement  or     (technology products for   communications and
                                           removal.                   securities lending         securities processing
                                                                      industry) (2008 -          provider for financial
                                                                      present); private          services industry)
                                                                      investor (2004 - 2008);    (2009 - present);
                                                                      and Senior Executive Vice  Director, Quadriserv,
                                                                      President, The Bank of     Inc. (2005 - present);
                                                                      New York  (financial and   and Commissioner, New
                                                                      securities services)       Jersey State Civil
                                                                      (1986 - 2004)              Service Commission
                                                                                                 (2011 - present)
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)    Trustee              Trustee since 2005.        Managing Partner, Federal  Director of Enterprise
                                           Serves until a successor   City Capital Advisors      Community Investment,
                                           trustee is elected or      (corporate advisory        Inc. (privately held
                                           earlier retirement or      services company) (1997 -  affordable housing
                                           removal.                   2004 and 2008 - present);  finance company) (1985 -
                                                                      Interim Chief Executive    2010); Director of
                                                                      Officer, Oxford            Oxford Analytica, Inc.
                                                                      Analytica, Inc.            (2008 - present);
                                                                      (privately held research   Director of The Swiss
                                                                      and consulting company)    Helvetia Fund, Inc.
                                                                      (2010); Executive Vice     (closed-end fund) (2010 -
                                                                      President and Chief        present); and
                                                                      Financial Officer,         Director of New York
                                                                      I-trax, Inc. (publicly     Mortgage Trust
                                                                      traded health care         (publicly traded
                                                                      services company) (2004 -  mortgage REIT) (2004 -
                                                                      2007); and Executive Vice  2009, 2012 - present)
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Pedestal Inc.
                                                                      (internet-based mortgage
                                                                      trading company) (2000 -
                                                                      2002)
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman  Trustee              Trustee since 2008.        William Joseph Maier       Trustee, Mellon
(68)                                       Serves until a successor   Professor of Political     Institutional Funds
                                           trustee is elected or      Economy, Harvard           Investment Trust and
                                           earlier retirement or      University (1972 -         Mellon Institutional
                                           removal.                   present)                   Funds Master Portfolio
                                                                                                 (oversaw 17 portfolios
                                                                                                 in fund complex)
                                                                                                 (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Margaret B.W. Graham   Trustee          Trustee since 2000.        Founding Director, Vice President  None
(65)                                    Serves until a successor   and Corporate Secretary, The
                                        trustee is elected or      Winthrop  Group, Inc. (consulting
                                        earlier retirement or      firm) (1982-present); Desautels
                                        removal.                   Faculty of  Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of  Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee          Trustee since 1995.        President and Chief Executive      Director of New America High
(64)                                    Serves until a successor   Officer, Newbury, Piret &          Income Fund, Inc. (closed-end
                                        trustee is elected or      Company, Inc. (investment banking  investment company) (2004 -
                                        earlier retirement or      firm) (1981 - present)             present); and member, Board
                                        removal.                                                      of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)   Trustee          Trustee since 2008.        Senior Counsel, Sullivan &         Director, The Swiss Helvetia
                                        Serves until a successor   Cromwell LLP (law firm) (1998 -    Fund, Inc. (closed-end
                                        trustee is elected or      present); and Partner, Sullivan &  investment company); and
                                        earlier retirement or      Cromwell LLP (prior to 1998)       Director, Invesco, Ltd.
                                        removal.                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD     LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST    AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
John F. Cogan, Jr.    Trustee,          Trustee since 1994.        Non-Executive Chairman and a       None
(86)*                 President and     Serves until a successor   director of Pioneer Investment
                      Chief Executive   trustee is elected or      Management USA Inc. ("PIM-USA");
                      Officer of the    earlier retirement  or     Chairman and a director of
                      Portfolio         removal.                   Pioneer; Chairman and Director
                                                                   of Pioneer Institutional Asset
                                                                   Management, Inc. (since 2006);
                                                                   Director of Pioneer Alternative
                                                                   Investment Management Limited
                                                                   (Dublin) (until October 2011);
                                                                   President and a director of
                                                                   Pioneer Alternative Investment
                                                                   Management (Bermuda) Limited and
                                                                   affiliated funds; Deputy Chairman
                                                                   and a director of Pioneer Global
                                                                   Asset Management S.p.A. ("PGAM")
                                                                   (until April 2010); Director of
                                                                   Nano-C, Inc. (since 2003);
                                                                   Director of Cole Management Inc.
                                                                   (2004 - 2011); Director of
                                                                   Fiduciary Counseling, Inc. (until
                                                                   December 2011); President of all
                                                                   of the Pioneer Funds; and Retired
                                                                   Partner, Wilmer Cutler Pickering
                                                                   Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury   Trustee and       Trustee since 2007.        Director, CEO and President of     None
(54)*                 Executive Vice    Serves until a successor   PIM-USA (since February 2007);
                      President         trustee is elected or      Director and President of Pioneer
                                        earlier retirement or      and Pioneer Institutional Asset
                                        removal.                   Management, Inc. (since February
                                                                   2007); Executive Vice President
                                                                   of all of the Pioneer Funds
                                                                   (since March 2007); Director of
                                                                   PGAM (2007 - 2010); Head of New
                                                                   Europe Division, PGAM (2000 -
                                                                   2005); and Head of New Markets
                                                                   Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                      POSITION HELD    LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST   AND TERM OF OFFICE       PRINCIPAL OCCUPATION                  HELD BY THIS OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J.        Secretary and    Since 2003. Serves at    Vice President and Associate General  None
Kelley (48)           Chief Legal      the discretion of the    Counsel of Pioneer since January
                      Officer          Board.                   2008; Secretary and Chief Legal
                                                                Officer of all of the Pioneer Funds
                                                                since June 2010; Assistant Secretary
                                                                of all of the Pioneer Funds from
                                                                September 2003 to May 2010; and Vice
                                                                President and Senior Counsel of
                                                                Pioneer from July 2002 to December
                                                                2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan     Assistant        Since 2010. Serves at    Fund Governance Director of Pioneer   None
(51)                  Secretary        the discretion of the    since December 2006 and Assistant
                                       Board.                   Secretary of all the Pioneer Funds
                                                                since June 2010; Manager - Fund
                                                                Governance of Pioneer from December
                                                                2003 to November 2006; and Senior
                                                                Paralegal of Pioneer from January
                                                                2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)     Assistant        Since 2010. Serves at    Counsel of Pioneer since June 2007    None
                      Secretary        the discretion of the    and Assistant Secretary of all the
                                       Board.                   Pioneer Funds since June 2010; and
                                                                Vice President and Counsel at State
                                                                Street Bank from October 2004 to
                                                                June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)  Treasurer and    Since 2008. Serves at    Vice President - Fund Treasury of     None
                      Chief Financial  the discretion of the    Pioneer; Treasurer of all of the
                      and Accounting   Board.                   Pioneer Funds since March 2008;
                      Officer of the                            Deputy Treasurer of Pioneer from
                      Portfolio                                 March 2004 to February 2008; and
                                                                Assistant Treasurer of all of the
                                                                Pioneer Funds from March 2004 to
                                                                February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti      Assistant        Since 2000. Serves at    Assistant Vice President - Fund       None
(47)                  Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)    Assistant        Since 2002. Serves at    Fund Accounting Manager - Fund        None
                      Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson      Assistant        Since 2009. Serves at    Fund Administration Manager - Fund    None
(33)                  Treasurer        the discretion of the    Treasury of Pioneer since November
                                       Board.                   2008; Assistant Treasurer of all of
                                                                the Pioneer Funds since January
                                                                2009; and Client Service Manager -
                                                                Institutional Investor Services at
                                                                State Street Bank from March 2003 to
                                                                March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)  Chief            Since 2010. Serves at    Chief Compliance Officer of Pioneer   None
                      Compliance       the discretion of the    and of all the Pioneer Funds since
                      Officer          Board.                   March 2010; Director of Adviser and
                                                                Portfolio Compliance at Pioneer
                                                                since October 2005; and Senior
                                                                Compliance Officer for Columbia
                                                                Management Advisers, Inc. from
                                                                October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (41)  Anti-Money       Since 2006. Serves at    Director - Transfer Agency            None
                      Laundering       the discretion of the    Compliance of Pioneer and Anti-Money
                      Officer          Board.                   Laundering Officer of all the
                                                                Pioneer funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments (R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18658-07-0213

                                                            [LOGO] PIONEER
                                                                   Investment(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Equity Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       12

  Notes to Financial Statements                                              17

  Report of Independent Registered Public Accounting Firm                    21

  Approval of Investment Advisory Agreement                                  22

  Trustees, Officers and Service Providers                                   25

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Equity Income VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                                                         89.9%
International Common Stocks                                                 8.4%
Depository Receipts for International Stocks                                1.0%
Temporary Cash Investments                                                  0.7%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of equity holdings)

Consumer Staples                                                           19.9%
Financials                                                                 16.3%
Health Care                                                                10.1%
Materials                                                                   8.7%
Energy                                                                      8.6%
Utilities                                                                   8.6%
Information Technology                                                      7.8%
Industrials                                                                 7.8%
Telecommunication Services                                                  6.2%
Consumer Discretionary                                                      6.0%

Five Largest Holdings
(As a percentage of equity holdings)*

1. Valspar Corp.                                                           3.98%
2. DE Master Blenders 1753 NV                                              2.15
3. HJ Heinz Co.                                                            2.11
4. The Hershey Co.                                                         2.06
5. US Bancorp                                                              1.98

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------


Prices and Distributions
Net Asset Value per Share                           12/31/12         12/31/11
     Class I                                         $21.48            $20.26
     Class II                                        $21.60            $20.39

                                    Net
Distributions per Share             Investment    Short-Term       Long-Term
(1/1/12 - 12/31/12)                 Income        Capital Gains    Capital Gains
     Class I                        $0.8521       $-               $-
     Class II                       $0.8091       $-               $-

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Pioneer Equity   Pioneer Equity
                 Income VCT       Income VCT
                 Portfolio,       Portfolio,        Russell
                 Class I          Class II          1000 Value Index
12/31/2002       $10,000          $10,000           $10,000
12/31/2003       $12,261          $12,227           $13,003
12/31/2004       $14,269          $14,188           $15,148
12/31/2005       $15,085          $14,971           $16,216
12/31/2006       $18,471          $18,283           $19,824
12/31/2007       $18,621          $18,382           $19,789
12/31/2008       $12,980          $12,779           $12,497
12/31/2009       $14,815          $14,555           $14,958
12/31/2010       $17,714          $17,353           $17,277
12/31/2011       $18,782          $18,354           $17,345
12/31/2012       $20,717          $20,184           $20,382

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
                                                Class I                 Class II
--------------------------------------------------------------------------------
10 Years                                          7.55%                    7.28%
5 Years                                           2.16%                    1.89%
1 Year                                           10.30%                    9.97%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2012, through December 31, 2012.

Share Class                                        I                       II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/12              $1,000.00               $1,000.00
Ending Account Value on 12/31/12               $1,052.38               $1,051.14
Expenses Paid During Period*                       $3.87                   $5.16

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012, through December 31, 2012.

Share Class                                        I                       II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/12              $1,000.00               $1,000.00
Ending Account Value on 12/31/12               $1,021.37               $1,020.11
Expenses Paid During Period*                       $3.81                   $5.08

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75%
  and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
                                                                               3
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Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12
--------------------------------------------------------------------------------

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, Executive Vice President and Head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2012, and Pioneer Equity Income VCT Portfolio's performance during the period. Mr. Carey is responsible for the day-to-day management of the Portfolio.

Q: How would you describe the market for equities during the 12 months ended
   December 31, 2012, particularly for the types of equities deemed appropriate for the Portfolio?

A: Overall, the stock market advanced during 2012. There were, however, two difficult setbacks, one in May 2012 and the other in October and November, as some of the issues that concerned investors during 2011 troubled them as well in 2012.

   The European debt situation, our own debt situation here in the U.S., the continued turmoil in the Middle East, and signs of economic slowdown in some of the formerly rapidly-growing emerging markets, particularly China and Brazil, appeared again and again in headline news stories. As the 2012 calendar year wore on, Americans also focused on the November elections and what the outcome might mean for the so-called "fiscal cliff," that is, the tax increases and automatic spending cuts that were scheduled to take effect in January 2013 without some modification or postponement by the Federal government. Nonetheless, the stock market on balance moved higher during the 12-month period ended December 31, 2012, as investors "climbed the wall of worry" and found themselves attracted to what appeared to be reasonable share prices for companies that were still experiencing good earnings growth.

Q: How did the Portfolio perform in that environment during the 12 months ended
   December 31, 2012?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned 10.30% at net asset value during the 12 months ended December 31, 2012, and Class II shares returned 9.97%. During the same 12-month period, the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned 17.51%, and the average return of the 63 variable portfolios in Lipper's Equity Income Underlying Portfolios category was 14.99%.

Q: Could you please talk in more detail about the Portfolio's performance during the 12 months ended December 31, 2012, and also during the six-month period between the Portfolio's semiannual and annual reporting periods? Specifically, what were the main reasons for the Portfolio's underperformance of the benchmark Russell Index?

A: Throughout the 12 months ended December 31, 2012, including during the last six months, the Portfolio showed negative performance attribution relative to the benchmark Russell Index from both sector allocations and stock selection. The Portfolio's positioning in the financials sector was the largest source of benchmark-relative underperformance during the 12 months ended December 31, 2012, and also during the final six months of the period. (The Portfolio's Class I shares at net asset value returned 5.25% during the final six months of the annual reporting period, while the Russell Index returned 8.13%.) Out of concern for the prospects for sustainable improvement in earnings, we had largely avoided having the Portfolio own "money-center banks" during the latter part of the 2011 calendar year and early in the 2012 calendar year, when the stocks of such banks rose strongly; and, finally feeling
4

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

   more confident about them, we only invested the Portfolio in them as they embarked on a months-long period of backing and filling.

   The Portfolio's investments in consumer staples, consumer discretionary, and telecom services also were notable detractors from benchmark-relative performance during both the 12- and six-month periods ended December 31, 2012.

   In consumer staples, the Portfolio correctly had a large overweight to the above-average performing sector, but the preponderance of the Portfolio's investments was in food products, which underperformed other industries within the sector. In consumer discretionary, the Portfolio's exposure to automotive supplier Johnson Controls hurt performance, and in telecom services, a position in Verizon Communications underperformed.

   The Portfolio did show positive performance attribution relative to the Russell Index from the energy and industrials sectors during both the 12- and six-month periods ended December 31, 2012. In each sector, the Portfolio's holdings--and stocks the Portfolio did not own--benefited benchmark-relative performance.

   In energy, the Portfolio owned Marathon Petroleum, which did extremely well, and did not own Occidental Petroleum, which performed disappointingly. In industrials, the Portfolio held such names as Snap-on and Timken, which showed good results during the period as their businesses strengthened.

   Otherwise, the Portfolio had some standout individual stock picks here and there during the 12-month period, including Valspar in materials and Cedar Fair in consumer discretionary. Overall, though, the Portfolio's outperforming areas and stocks were not enough to offset its underperforming assets.

Q: Could you please discuss changes that you made to the Portfolio during the 12 months ended December 31, 2012?

A: Throughout the Portfolio's fiscal year, we were very active traders. The changes that we saw in the stock market, along with our desire to boost the distributable dividend* income from the Portfolio, led us to make a large number of purchases and a sizeable, though smaller, number of sales during the year.

   The vast majority of new positions added to the Portfolio during the fiscal year ended December 31, 2012, were United States-headquartered companies. Among the additions was Microsoft, which may not be the first stock that comes to mind when thinking of income-producing "value plays," yet the price-to-earnings multiple on today's Microsoft has been well below the average multiple for stocks in the Standard & Poor's 500 Index (the S&P
   500), and the company's dividend yield is above average relative to the yield on the S&P 500. Also added to the Portfolio was Ford Motor, an impressive recovery story over the past several years.

   Among other new entries to the Portfolio during the period was DE Master Blenders, a Dutch-based coffee and tea supplier. DE Master Blenders and Hillshire Brands, a U.S.-based meat and baked goods company, are the two parts of the Portfolio's former holding Sara Lee, which reconfigured itself into

------------------------
*Dividends are not guaranteed.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12                             (continued)
--------------------------------------------------------------------------------

   the separate companies in June 2012. Similarly, Kraft Foods, which the Portfolio purchased during the year, split apart into Mondelez
   International, a snack, beverage, and confectioner; and the new Kraft Foods, which continues to produce such mainstays as Oscar Mayer meats and Kraft cheeses.

   Examples of other additions to the Portfolio include Johnson Matthey, a prominent refiner of precious metals and producer of specialty chemicals; Kimberly-Clark, a world leader in disposable diapers, paper tissues and towels, and hospital supplies; Johnson & Johnson, a major name in several different areas of health care, including consumer products, pharmaceuticals, surgical equipment, and orthopedic appliances; and John Wiley & Sons, a noted publisher of scientific and technical books and journals.

   Among sales from the Portfolio during the period were stocks we thought had reached reasonable price objectives or that appeared less compelling with respect to near- and intermediate-term prospects than stocks we wished to purchase. In the former category, for example, were Bristol-Myers Squibb, American Water Works, Timken, SunTrust, and Discover Financial; and in the latter category were PepsiCo, Walgreen, Intel, Sysco, Windstream, and Applied Materials. Some sales, too, were of stocks we had purchased earlier in the Portfolio's fiscal year, but about which we later had second thoughts after further reflection on management strategies and business results. BP and Vodafone were such examples.

Q: The Portfolio typically emphasizes dividend-paying stocks. Would you describe the environment for dividend payers as positive as of December 31, 2012?

A: We still believe that dividends can make up a meaningful part of an investor's total return on stocks over time. Appreciation of the underlying shares will make up the rest--in cases, that is, where the shares do in fact rise during an investor's holding period. As we write this letter, companies continue to pay dividends, many at generous levels, especially taking into account the extra dividends that some companies are paying in addition to their regular quarterly dividends.

   Investor concerns over a possible increase in Federal tax rates on dividends abated following the year-end tax agreement in Washington that averted the so-called "fiscal cliff." While tax rates on dividends did increase somewhat for higher-income tax payers, the rates did not change significantly for most people.

   Many companies seem to take pride in their long dividend-paying records. It is our expectation that dividends will continue to be a way that companies return to shareholders cash that they feel is not needed in their businesses.

Q: Given the various potential headwinds facing the global economy in 2013, what is your outlook?

A: Our outlook over the next couple of years is for moderate rather than robust growth. While both homebuilding and commercial construction have been showing signs of improvement that could develop into full-fledged recovery, and while consumers have once again been spending on various retail goods, the recessionary conditions in Europe and the slowdown in the emerging markets are beginning to dampen growth of U.S. exports. Hence, a somewhat better domestic economy could be offset by decline or at least declining growth in the overseas businesses of U.S. companies. There also remain possible geopolitical shocks, especially in the tense regions of the Middle East, Asia, and Africa.
6

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

   With our cautious outlook, we believe it is as important as ever to emphasize companies for the Portfolio that we think have financial and management resilience as well as growth prospects. Dividends can be a sign of above-average financial capabilities, stable earnings and cash flows, and management commitment to shareholders. There are, of course, no guarantees whatsoever that dividends are sure indicators of any of those qualities, but they strike us as a potentially worthwhile first thing to establish about companies before doing additional research.

   Thank you as always for your support.

   Please refer to the Schedule of Investments on pages 8 to 11 for a full listing of Portfolio securities.

   Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

Shares                                                                     Value
                COMMON STOCKS - 98.7%
                Energy - 8.5%
                Integrated Oil & Gas - 3.1%
      16,237    Chevron Corp.                                 $        1,755,869
      24,755    Exxon Mobil Corp.                                      2,142,545
      43,991    QEP Resources, Inc.                                    1,331,608
                                                              ------------------
                                                              $        5,230,022
                                                              ------------------
                Oil & Gas Exploration &
                Production - 3.0%
      19,028    ConocoPhillips                                $        1,103,434
      29,964    EQT Corp.                                              1,767,277
      68,113    Marathon Oil Corp.                                     2,088,345
                                                              ------------------
                                                              $        4,959,056
                                                              ------------------
                Oil & Gas Refining &
                Marketing - 1.3%
      35,837    Marathon Petroleum Corp.                      $        2,257,731
                                                              ------------------
                Oil & Gas Storage &
                Transportation - 1.1%
      68,939    Spectra Energy Corp.                          $        1,887,550
                                                              ------------------
                Total Energy                                  $       14,334,359
                                                              ------------------
                Materials - 8.6%
                Diversified Chemicals - 0.8%
      23,523    LyondellBasell Industries NV                  $        1,342,928
                                                              ------------------
                Specialty Chemicals - 4.5%
      26,596    Johnson Matthey Plc                           $        1,026,587
     106,330    Valspar Corp.                                          6,634,992
                                                              ------------------
                                                              $        7,661,579
                                                              ------------------
                Paper Packaging - 1.1%
      97,902    Boise, Inc.                                   $          778,321
      33,252    Sonoco Products Co.                                      988,582
                                                              ------------------
                                                              $        1,766,903
                                                              ------------------
                Diversified Metals & Mining - 1.5%
      34,641    Compass Minerals International, Inc.          $        2,588,029
                                                              ------------------
                Paper Products - 0.7%
      30,381    International Paper Co.                       $        1,210,379
                                                              ------------------
                Total Materials                               $       14,569,818
                                                              ------------------
                Capital Goods - 5.9%
                Aerospace & Defense - 1.1%
      21,643    United Technologies Corp.                     $        1,774,942
                                                              ------------------
                Industrial Conglomerates - 1.6%
     130,859    General Electric Co.                          $        2,746,730
                                                              ------------------
                Industrial Machinery - 3.2%
      55,520    Kaydon Corp.                                  $        1,328,594
      22,517    Snap-on, Inc.                                          1,778,618
      77,728    The Gorman-Rupp Co.                                    2,318,626
                                                              ------------------
                                                              $        5,425,838
                                                              ------------------
                Total Capital Goods                           $        9,947,510
                                                              ------------------
                Commercial Services &
                Supplies - 1.9%
                Office Services & Supplies - 1.0%
      40,473    Mine Safety Appliances Co.                    $        1,728,602
                                                              ------------------
                Diversified Support Services - 0.9%
      41,587    G&K Services, Inc.                            $        1,420,196
                                                              ------------------
                Total Commercial Services &
                Supplies                                      $        3,148,798
                                                              ------------------
                Automobiles & Components - 1.9%
                Auto Parts & Equipment - 1.0%
      54,226    Johnson Controls, Inc.                        $        1,664,738
                                                              ------------------
                Automobile Manufacturers - 0.9%
     113,553    Ford Motor Co.                                $        1,470,511
                                                              ------------------
                Total Automobiles &
                Components                                    $        3,135,249
                                                              ------------------
                Consumer Services - 1.6%
                Leisure Facilities - 1.6%
      80,269    Cedar Fair LP                                 $        2,684,998
                                                              ------------------
                Total Consumer Services                       $        2,684,998
                                                              ------------------
                Media - 0.8%
                Movies & Entertainment - 0.5%
      57,161    Regal Entertainment Group                     $          797,396
                                                              ------------------
                Publishing - 0.3%
      15,900    John Wiley & Sons, Inc.                       $          618,987
                                                              ------------------
                Total Media                                   $        1,416,383
                                                              ------------------
                Retailing - 1.7%
                Distributors - 0.9%
      25,020    Genuine Parts Co.                             $        1,590,772
                                                              ------------------
                Home Improvement Retail - 0.8%
      20,267    The Home Depot, Inc.                          $        1,253,514
                                                              ------------------
                Total Retailing                               $        2,844,286
                                                              ------------------
                Food & Staples Retailing - 2.3%
                Food Retail - 0.5%
     141,486    J Sainsbury Plc                               $          793,216
                                                              ------------------
                Hypermarkets & Super
                Centers - 1.8%
       9,600    Costco Wholesale Corp.                        $          948,192
      30,400    Wal-Mart Stores, Inc.                                  2,074,192
                                                              ------------------
                                                              $        3,022,384
                                                              ------------------
                Total Food & Staples Retailing                $        3,815,600
                                                              ------------------
                Food, Beverage & Tobacco - 14.1%
                Soft Drinks - 2.2%
      48,606    Dr. Pepper Snapple Group, Inc.                $        2,147,413
      45,378    The Coca-Cola Co.                                      1,644,952
                                                              ------------------
                                                              $        3,792,365
                                                              ------------------

8     The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

Shares                                                                     Value
                Packaged Foods & Meats - 11.9%
      58,492    Campbell Soup Co.                             $        2,040,786
     311,729    DE Master Blenders 1753 NV *                           3,587,442
      62,285    Hillshire Brands Co.                                   1,752,700
      60,970    HJ Heinz Co.                                           3,516,750
      27,983    Kellogg Co.                                            1,562,851
      21,894    Kraft Foods Group, Inc.                                  995,520
      14,053    McCormick & Co., Inc.                                    892,787
      22,482    Mondelez International, Inc.                             572,617
      47,476    The Hershey Co.                                        3,428,717
      44,170    Unilever NV (A.D.R.)                                   1,691,711
                                                              ------------------
                                                              $       20,041,881
                                                              ------------------
                Total Food, Beverage & Tobacco                $       23,834,246
                                                              ------------------
                Household & Personal
                Products - 3.3%
                Household Products - 3.3%
      32,941    Kimberly-Clark Corp.                          $        2,781,209
      31,025    The Clorox Co.                                         2,271,650
       7,300    The Procter & Gamble Co.                                 495,597
                                                              ------------------
                                                              $        5,548,456
                                                              ------------------
                Total Household & Personal Products           $        5,548,456
                                                              ------------------
                Health Care Equipment &
                Services - 6.3%
                Health Care Equipment - 5.1%
      42,745    Abbott Laboratories Co.                       $        2,799,798
      34,897    Becton Dickinson and Co.                               2,728,596
      38,777    Medtronic, Inc.                                        1,590,633
     137,826    Smith & Nephew Plc                                     1,521,436
                                                              ------------------
                                                              $        8,640,463
                                                              ------------------
                Health Care Distributors - 1.2%
      67,434    Owens & Minor, Inc.                           $        1,922,543
                                                              ------------------
                Total Health Care Equipment &
                Services                                      $       10,563,006
                                                              ------------------
                Pharmaceuticals, Biotechnology
                & Life Sciences - 3.7%
                Pharmaceuticals - 3.7%
      33,731    Johnson & Johnson Co.                         $        2,364,543
      48,400    Merck & Co., Inc.                                      1,981,496
      77,457    Pfizer, Inc.                                           1,942,622
                                                              ------------------
                                                              $        6,288,661
                                                              ------------------
                Total Pharmaceuticals,
                Biotechnology & Life Sciences                 $        6,288,661
                                                              ------------------
                Banks - 8.7%
                Diversified Banks - 6.6%
      30,632    Bank of Montreal                              $        1,877,742
      37,322    Canadian Imperial Bank of
                Commerce Co.                                           3,005,680
     103,292    US Bancorp                                             3,299,146
      86,210    Wells Fargo & Co.                                      2,946,658
                                                              ------------------
                                                              $       11,129,226
                                                              ------------------
                Regional Banks - 1.0%
      29,818    PNC Financial Services Group, Inc.            $        1,738,688
                                                              ------------------
                Thrifts & Mortgage Finance - 1.1%
     143,214    New York Community Bancorp, Inc.              $        1,876,103
                                                              ------------------
                Total Banks                                   $       14,744,017
                                                              ------------------
                Diversified Financials - 3.8%
                Other Diversified Financial
                Services - 1.4%
     101,715    Bank of America Corp.                         $        1,179,894
      29,645    Citigroup, Inc.                                        1,172,756
                                                              ------------------
                                                              $        2,352,650
                                                              ------------------
                Asset Management &
                Custody Banks - 2.0%
      58,872    Ares Capital Corp.                            $        1,030,260
      56,671    Federated Investors, Inc. (Class B)                    1,146,454
      17,491    T. Rowe Price Group, Inc.                              1,139,189
                                                              ------------------
                                                              $        3,315,903
                                                              ------------------
                Investment Banking &
                Brokerage - 0.4%
      27,655    LPL Financial Holdings, Inc.                  $          778,765
                                                              ------------------
                Total Diversified Financials                  $        6,447,318
                                                              ------------------
                Insurance - 2.4%
                Property & Casualty
                Insurance - 2.4%
      25,767    The Chubb Corp.                               $        1,940,770
      30,541    The Travelers Companies, Inc.                          2,193,455
                                                              ------------------
                                                              $        4,134,225
                                                              ------------------
                Total Insurance                               $        4,134,225
                                                              ------------------
                Real Estate - 1.2%
                Mortgage REIT - 0.4%
      34,463    Ares Commercial Real Estate Corp.             $          565,882
                                                              ------------------
                Office REIT - 0.8%
      20,084    Alexandria Real Estate Equities, Inc.         $        1,392,223
                                                              ------------------
                Total Real Estate                             $        1,958,105
                                                              ------------------
                Software & Services - 1.3%
                Data Processing &
                Outsourced Services - 0.4%
      12,066    Automatic Data Processing, Inc.               $          687,883
                                                              ------------------

The accompanying notes are an integral part of these financial statements.     9

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

Shares                                                                     Value
                Systems Software - 0.9%
      54,492    Microsoft Corp.                               $        1,456,571
                                                              ------------------
                Total Software & Services                     $        2,144,454
                                                              ------------------
                Technology Hardware &
                Equipment - 1.4%
                Communications Equipment - 0.1%
      12,676    Cisco Systems, Inc.                           $          249,083
                                                              ------------------
                Electronic Manufacturing
                Services - 0.8%
      58,272    Molex, Inc.                                   $        1,300,631
                                                              ------------------
                Technology Distributors - 0.5%
      12,143    Anixter International, Inc.                   $          776,909
                                                              ------------------
                Total Technology Hardware &
                Equipment                                     $        2,326,623
                                                              ------------------
                Semiconductors & Semiconductor
                Equipment - 5.1%
                Semiconductor Equipment - 0.2%
      11,891    Cabot Microelectronics Corp.                  $          422,249
                                                              ------------------
                Semiconductors - 4.9%
      61,397    Analog Devices, Inc.                          $        2,582,358
      42,417    Linear Technology Corp.                                1,454,903
      74,505    Microchip Technology, Inc.                             2,428,118
      50,069    Xilinx, Inc.                                           1,797,477
                                                              ------------------
                                                              $        8,262,856
                                                              ------------------
                Total Semiconductors &
                Semiconductor Equipment                       $        8,685,105
                                                              ------------------
                Telecommunication Services - 5.7%
                Integrated Telecommunication
                Services - 5.7%
      79,898    AT&T, Inc.                                    $        2,693,362
      70,284    CenturyLink, Inc.                                      2,749,510
     342,620    Singapore Telecommunications, Ltd.                       925,507
      73,543    Verizon Communications, Inc.                           3,182,206
                                                              ------------------
                                                              $        9,550,585
                                                              ------------------
                Total Telecommunication
                Services                                      $        9,550,585
                                                              ------------------
                Utilities - 8.5%
                Electric Utilities - 1.9%
      38,801    American Electric Power Co., Inc.             $        1,656,027
      25,243    Duke Energy Corp.                                      1,610,503
                                                              ------------------
                                                              $        3,266,530
                                                              ------------------
                Gas Utilities - 3.7%
      52,593    AGL Resources, Inc.                           $        2,102,142
      46,210    National Fuel Gas Co.                                  2,342,385
      92,426    Questar Corp.                                          1,826,338
                                                              ------------------
                                                              $        6,270,865
                                                              ------------------
                Multi-Utilities - 2.9%
      12,256    Alliant Energy Corp.                          $          538,161
      60,939    Ameren Corp.                                           1,872,046
      44,745    Consolidated Edison, Inc.                              2,485,137
                                                              ------------------
                                                              $        4,895,344
                                                              ------------------
                Total Utilities                               $       14,432,739
                                                              ------------------
                TOTAL COMMON STOCKS
                (Cost $134,298,348)                           $      166,554,541
                                                              ------------------

                                                              Value
   Principal
  Amount ($)
                TEMPORARY CASH INVESTMENTS - 0.6%
                Repurchase Agreement - 0.6%
   1,050,000    Deutsche Bank AG, 0.15%, dated
                12/31/12, repurchase price of
                $1,050,000 plus accrued interest
                on 1/2/13 collateralized by the following:
                $740,934 U.S. Treasury Bond,
                11.25%, 2/15/15
                $330,067 U.S. Treasury Note,
                0.75%, 12/31/17                               $        1,050,000
                                                              ------------------
                TOTAL TEMPORARY
                CASH INVESTMENTS
                (Cost $1,050,000)                             $        1,050,000
                                                              ------------------
                TOTAL INVESTMENT IN
                SECURITIES - 99.3%
                (Cost $135,348,348) (a)                       $      167,604,541
                                                              ------------------
                OTHER ASSETS &
                LIABILITIES - 0.7%                            $        1,220,763
                                                              ------------------
                TOTAL NET ASSETS - 100.0%                     $      168,825,304
                                                              ------------------


*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

REIT        Real Estate Investment Trust

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $134,447,904 was as follows:

               Aggregate gross unrealized gain for all
               investments in which there is an excess of
               value over tax cost                                              $      35,418,078
               Aggregate gross unrealized loss for all
               investments in which there is an excess of
               tax cost over value                                                     (2,261,441)
                                                                                ------------------
               Net unrealized gain                                              $      33,156,637
                                                                                ==================

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $83,968,397 and $73,073,925, respectively.

10    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements - Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements - Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements - Note 1A. The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's investments:

                               Level 1              Level 2         Level 3        Total
Common Stocks              $166,554,541         $        --         $    --    $166,554,541
Repurchase Agreement                 --           1,050,000              --       1,050,000
                           ------------         -----------         -------    ------------
     Total                 $166,554,541         $ 1,050,000         $    --    $167,604,541
                           ============         ===========         =======    ============

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.    11

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                               12/31/12      12/31/11      12/31/10      12/31/09      12/31/08
Class I
Net asset value, beginning of period                           $  20.26      $  19.57      $  16.75      $  15.18      $  23.76
                                                               --------      --------      --------      --------      --------
Increase (decrease) from investment operations:
    Net investment income                                      $   0.94      $   0.55      $   0.44      $   0.47      $   0.68
    Net realized and unrealized gain (loss) on investments         1.13          0.62          2.79          1.60         (7.42)
                                                               --------      --------      --------      --------      --------
         Net increase (decrease) from
              investment operations                            $   2.07      $   1.17      $   3.23      $   2.07      $  (6.74)
Distributions to shareowners:
    Net investment income                                         (0.85)        (0.48)        (0.41)        (0.50)        (0.57)
    Net realized gain                                                --            --            --            --         (1.27)
                                                               --------      --------      --------      --------      --------
         Net increase (decrease) in net asset value            $   1.22      $   0.69      $   2.82      $   1.57      $  (8.58)
                                                               --------      --------      --------      --------      --------
Net asset value, end of period                                 $  21.48      $  20.26      $  19.57      $  16.75      $  15.18
                                                               ========      ========      ========      ========      ========
Total return*                                                     10.30%         6.03%        19.56%        14.14%       (30.29)%
Ratio of net expenses to average net assets+                       0.75%         0.75%         0.76%         0.77%         0.75%
Ratio of net investment income to average net assets+              4.10%         2.58%         2.29%         3.02%         3.17%
Portfolio turnover rate                                              47%           34%           18%           33%           17%
Net assets, end of period (in thousands)                       $ 85,168      $ 91,876      $ 95,224      $ 92,714      $ 93,110
Ratios with no waiver of fees and assumption of
    expenses by the Adviser and no reduction for
    fees paid indirectly:
         Total expenses                                            0.75%         0.75%         0.76%         0.77%         0.75%
         Net investment income                                     4.10%         2.58%         2.29%         3.02%         3.17%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+         Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

12    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                               12/31/12      12/31/11      12/31/10      12/31/09      12/31/08
Class II
Net asset value, beginning of period                           $  20.39      $  19.68      $  16.85      $  15.26      $  23.89
                                                               --------      --------      --------      --------      --------
Increase (decrease) from investment operations:
    Net investment income                                      $   0.68      $   0.48      $   0.37      $   0.69      $   0.62
    Net realized and unrealized gain (loss) on investments         1.34          0.64          2.83          1.36         (7.45)
                                                               --------      --------      --------      --------      --------
         Net increase (decrease) from
              investment operations                            $   2.02      $   1.12      $   3.20      $   2.05      $  (6.83)
Distributions to shareowners:
    Net investment income                                         (0.81)        (0.41)        (0.37)        (0.46)        (0.53)
    Net realized gain                                                --            --            --            --         (1.27)
                                                               --------      --------      --------      --------      --------
         Net increase (decrease) in net asset value            $   1.21      $   0.71      $   2.83      $   1.59      $  (8.63)
                                                               --------      --------      --------      --------      --------
Net asset value, end of period                                 $  21.60      $  20.39      $  19.68      $  16.85      $  15.26
                                                               ========      ========      ========      ========      ========
Total return*                                                      9.97%         5.77%        19.23%        13.89%       (30.48)%
Ratio of net expenses to average net assets+                       1.00%         1.00%         1.01%         1.01%         1.00%
Ratio of net investment income to average net assets+              3.80%         2.34%         2.04%         2.75%         2.92%
Portfolio turnover rate                                              47%           34%           18%           33%           17%
Net assets, end of period (in thousands)                       $ 83,657      $ 57,460      $ 56,700      $ 50,249      $ 90,372
Ratios with no waiver of fees and assumption of
    expenses by the Adviser and no reduction for
    fees paid indirectly:
         Total expenses                                            1.00%         1.00%         1.01%         1.01%         1.00%
         Net investment income                                     3.80%         2.34%         2.04%         2.75%         2.92%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+         Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    13

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $135,348,348)                                         $167,604,541
  Cash                                                                                      418,143
  Receivables --
     Portfolio shares sold                                                                  641,287
     Dividends                                                                              246,804
  Other                                                                                         128
                                                                                       ------------
        Total assets                                                                   $168,910,903
                                                                                       ------------
LIABILITIES:
  Payables --
     Portfolio shares repurchased                                                      $     28,867
  Due to affiliates                                                                          18,179
  Accrued professional fees                                                                  21,034
  Accrued custodian fees                                                                     12,320
  Accrued expenses                                                                            5,199
                                                                                       ------------
        Total liabilities                                                              $     85,599
                                                                                       ------------
NET ASSETS:
  Paid-in capital                                                                      $157,988,000
  Undistributed net investment income                                                     1,983,963
  Accumulated net realized loss on investments and foreign currency transactions        (23,403,366)
  Net unrealized gain on investments                                                     32,256,193
  Net unrealized gain on forward foreign currency contracts                                     514
                                                                                       ------------
        Total net assets                                                               $168,825,304
                                                                                       ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $85,168,239/3,965,620 shares)                                      $      21.48
                                                                                       ============
  Class II (based on $83,657,065/3,872,890 shares)                                     $      21.60
                                                                                       ============

14    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $63,975)                                 $ 7,466,144
  Interest                                                                                   4,205
                                                                                       -----------
        Total investment income                                                                     $  7,470,349
                                                                                                    ------------
EXPENSES:
  Management fees                                                                      $ 1,006,021
  Transfer agent fees
     Class I                                                                                 1,500
     Class II                                                                                1,500
  Distribution fees
     Class II                                                                              159,580
  Administrative reimbursements                                                             46,798
  Custodian fees                                                                            22,882
  Professional fees                                                                         50,815
  Printing expense                                                                          12,220
  Fees and expenses of nonaffiliated Trustees                                                7,366
  Miscellaneous                                                                              8,610
                                                                                       -----------
     Total expenses                                                                                 $  1,317,292
                                                                                                    ------------
        Net investment income                                                                       $  6,153,057
                                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                                                        $12,450,865
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                                   (4,541) $ 12,446,324
                                                                                       -----------  ------------
  Change in net unrealized gain (loss) on:
    Investments                                                                        $(3,881,691)
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                                      192  $ (3,881,499)
                                                                                       -----------  ------------
  Net gain on investments and foreign currency transactions                                         $  8,564,825
                                                                                                    ------------
  Net increase in net assets resulting from operations                                              $ 14,717,882
                                                                                                    ============

The accompanying notes are an integral part of these financial statements.    15

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      Year Ended          Year Ended
                                                                                       12/31/12            12/31/11
FROM OPERATIONS:
Net investment income                                                                 $  6,153,057      $  3,757,839
Net realized gain on investments and foreign currency transactions                      12,446,324        16,766,270
Change in net unrealized gain (loss) on investments and foreign currency transactions   (3,881,499)      (11,722,349)
                                                                                      ------------      ------------
      Net increase in net assets resulting from operations                            $ 14,717,882      $  8,801,760
                                                                                      ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.85 and $0.48 per share, respectively)                               $ (3,547,939)     $ (2,207,247)
      Class II ($0.81 and $0.41 per share, respectively)                                (2,622,586)       (1,123,268)
                                                                                      ------------      ------------
         Total distributions to shareowners                                           $ (6,170,525)     $ (3,330,515)
                                                                                      ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      $ 41,185,184      $ 21,386,421
Reinvestment of distributions                                                            6,170,525         3,330,515
Cost of shares repurchased                                                             (36,414,263)      (32,775,310)
                                                                                      ------------      ------------
      Net increase (decrease) in net assets resulting from
         Portfolio share transactions                                                 $ 10,941,446      $ (8,058,374)
                                                                                      ------------      ------------
      Net increase (decrease) in net assets                                           $ 19,488,803      $ (2,587,129)
NET ASSETS:
Beginning of year                                                                      149,336,501       151,923,630
                                                                                      ------------      ------------
End of year                                                                           $168,825,304      $149,336,501
                                                                                      ============      ============
Undistributed net investment income                                                   $  1,983,963      $  2,188,480
                                                                                      ============      ============


                                               '12 Shares         '12 Amount          '11 Shares       '11 Amount
CLASS I
Shares sold                                       168,714         $  3,555,101          378,378        $  7,628,356
Reinvestment of distributions                     165,958            3,547,939          111,173           2,207,247
Less shares repurchased                          (903,685)         (19,223,650)        (821,124)        (16,489,239)
                                                ---------         ------------         --------        ------------
      Net decrease                               (569,013)        $(12,120,610)        (331,573)       $ (6,653,636)
                                                =========         ============         ========        ============
CLASS II
Shares sold                                     1,746,114         $ 37,630,083          679,091        $ 13,758,065
Reinvestment of distributions                     121,461            2,622,586           56,282           1,123,268
Less shares repurchased                          (813,317)         (17,190,613)        (798,525)        (16,286,071)
                                                ---------         ------------         --------        ------------
      Net increase (decrease)                   1,054,258         $ 23,062,056          (63,152)       $ (1,404,738)
                                                =========         ============         ========        ============

16    The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 12/31/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

   At December 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 12/31/12                              (continued)
--------------------------------------------------------------------------------

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

   The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Portfolio reclassified $187,049 to decrease undistributed net investment income and $187,049 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

   At December 31, 2012, the Portfolio had a net capital loss carryforward of $22,477,996 which will expire in 2017 if not utilized.


   The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

------------------------------------------------------------------
                                    2012                 2011
------------------------------------------------------------------
Distributions paid from:
Ordinary income                    $ 6,170,525     $     3,330,515
                                   -----------     ---------------
 Total distributions               $ 6,170,525     $     3,330,515
                                   ===========     ===============
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income      $   158,149
Capital loss carryforward          (22,477,996)
Net unrealized gain                 33,157,151
                                   -----------
 Total                             $10,837,304
                                   ===========
------------------------------------------------------------------

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, the tax-basis adjustment on partnerships and the tax treatment of Real Estate Investment Trust (REIT) holdings.

C. Portfolio Shares and Class Allocations

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

   All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see
   Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

   Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D. Risks

   At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

G. Forward Foreign Currency Contracts

   The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2012, the Portfolio had no outstanding portfolio or settlement hedges.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,661 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $266 in transfer agent fees payable to PIMSS at December 31, 2012.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS 12/31/12                              (continued)
--------------------------------------------------------------------------------

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,252 in distribution fees payable to PFD at December 31, 2012.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one and five year periods ended June 30, 2012 and in the first quintile of its Morningstar category for the three year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees indicated that they were satisfied with the information presented with respect to the Portfolio's performance

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft"

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
 APPROVAL OF INVESTMENT ADVISORY AGREEMENT                           (continued)
--------------------------------------------------------------------------------

commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITION HELD     LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST    AND TERM OF OFFICE        PRINCIPAL OCCUPATION                 HELD BY THIS TRUSTEE
Thomas J. Perna (62)    Chairman of the   Trustee since 2006.       Chairman and Chief Executive         Director, Broadridge
                        Board and         Serves until a successor  Officer, Quadriserv, Inc.            Financial Solutions,
                        Trustee           trustee is elected or     (technology products for securities  Inc. (investor
                                          earlier retirement or     lending industry) (2008 - present);  communications and
                                          removal.                  private investor (2004 - 2008); and  securities processing
                                                                    Senior Executive Vice President,     provider for financial
                                                                    The Bank of New York (financial and  services industry) (2009
                                                                    securities services) (1986 - 2004)   - present); Director,
                                                                                                         Quadriserv, Inc. (2005 -
                                                                                                         present); and
                                                                                                         Commissioner, New Jersey
                                                                                                         State Civil Service
                                                                                                         Commission (2011 -
                                                                                                         present)
====================================================================================================================================
David R. Bock (69)      Trustee           Trustee since 2005.       Managing Partner, Federal City       Director of Enterprise
                                          Serves until a successor  Capital Advisors (corporate          Community Investment,
                                          trustee is elected or     advisory services company) (1997 -   Inc. (privately held
                                          earlier retirement or     2004 and 2008 - present); Interim    affordable housing
                                          removal.                  Chief Executive Officer, Oxford      finance company) (1985 -
                                                                    Analytica, Inc. (privately held      2010); Director of
                                                                    research and consulting company)     Oxford Analytica, Inc.
                                                                    (2010); Executive Vice President     (2008 - present);
                                                                    and Chief Financial Officer,         Director of The Swiss
                                                                    I-trax, Inc. (publicly traded        Helvetia Fund, Inc.
                                                                    health care services company) (2004  (closed-end fund) (2010
                                                                    - 2007); and Executive Vice          - present); and Director
                                                                    President and Chief Financial        of New York Mortgage
                                                                    Officer, Pedestal Inc.               Trust (publicly traded
                                                                    (internet-based mortgage trading     mortgage REIT) (2004 -
                                                                    company) (2000 - 2002)               2009, 2012 - present)
====================================================================================================================================
Benjamin M. Friedman    Trustee           Trustee since 2008.       William Joseph Maier Professor of    Trustee, Mellon
(68)                                      Serves until a successor  Political Economy, Harvard           Institutional Funds
                                          trustee is elected or     University (1972 - present)          Investment Trust and
                                          earlier retirement or                                          Mellon Institutional
                                          removal.                                                       Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios
                                                                                                         in fund complex)
                                                                                                         (1989-2008)
====================================================================================================================================

Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITION HELD    LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST   AND TERM OF OFFICE           PRINCIPAL OCCUPATION            HELD BY THIS TRUSTEE
Margaret B.W. Graham    Trustee          Trustee since 2000. Serves   Founding Director, Vice         None
(65)                                     until a successor trustee    President and Corporate
                                         is elected or earlier        Secretary, The Winthrop Group,
                                         retirement or removal.       Inc. (consulting firm)
                                                                      (1982-present); Desautels
                                                                      Faculty of Management, McGill
                                                                      University (1999 - present);
                                                                      and Manager of Research
                                                                      Operations and Organizational
                                                                      Learning, Xerox PARC, Xerox's
                                                                      advance research center
                                                                      (1990-1994)
====================================================================================================================================
Marguerite A. Piret     Trustee          Trustee since 1995. Serves   President and Chief Executive   Director of New America High
(64)                                     until a successor trustee    Officer, Newbury, Piret &       Income Fund, Inc.
                                         is elected or earlier        Company, Inc. (investment       (closed-end investment
                                         retirement or removal.       banking firm) (1981 - present)  company) (2004 - present);
                                                                                                      and member, Board of
                                                                                                      Governors, Investment
                                                                                                      Company Institute
                                                                                                      (2000 - 2006)
====================================================================================================================================
Stephen K. West (84)    Trustee          Trustee since 2008. Serves   Senior Counsel, Sullivan &      Director, The Swiss Helvetia
                                         until a successor trustee    Cromwell LLP (law firm) (1998 - Fund, Inc. (closed-end
                                         is elected or earlier        present); and Partner, Sullivan investment company); and
                                         retirement or removal.       & Cromwell LLP (prior to 1998)  Director, Invesco, Ltd.
                                                                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                     POSITION HELD        LENGTH OF SERVICE AND                                        OTHER DIRECTORSHIPS
NAME AND AGE         WITH THE TRUST       TERM OF OFFICE              PRINCIPAL OCCUPATION             HELD BY THIS TRUSTEE
John F. Cogan, Jr.   Trustee, President   Trustee since 1994. Serves  Non-Executive Chairman and a     None
(86)*                and Chief            until a successor trustee   director of Pioneer Investment
                     Executive Officer    is elected or earlier       Management USA Inc.
                     of the Portfolio     retirement or removal.      ("PIM-USA"); Chairman and a
                                                                      director of Pioneer; Chairman
                                                                      and Director of Pioneer
                                                                      Institutional Asset Management,
                                                                      Inc. (since 2006); Director of
                                                                      Pioneer Alternative Investment
                                                                      Management Limited (Dublin)
                                                                      (until October 2011); President
                                                                      and a director of Pioneer
                                                                      Alternative Investment
                                                                      Management (Bermuda) Limited
                                                                      and affiliated funds; Deputy
                                                                      Chairman and a director of
                                                                      Pioneer Global Asset Management
                                                                      S.p.A. ("PGAM") (until April
                                                                      2010); Director of Nano-C, Inc.
                                                                      (since 2003); Director of Cole
                                                                      Management Inc. (2004 - 2011);
                                                                      Director of Fiduciary
                                                                      Counseling, Inc. (until
                                                                      December 2011); President of
                                                                      all of the Pioneer Funds; and
                                                                      Retired Partner, Wilmer Cutler
                                                                      Pickering Hale and Dorr LLP
====================================================================================================================================
Daniel K. Kingsbury  Trustee and          Trustee since 2007. Serves  Director, CEO and President of   None
(54)*                Executive Vice       until a successor trustee   PIM-USA (since February 2007);
                     President            is elected or earlier       Director and President of
                                          retirement or removal.      Pioneer and Pioneer
                                                                      Institutional Asset Management,
                                                                      Inc. (since February 2007);
                                                                      Executive Vice President of all
                                                                      of the Pioneer Funds (since
                                                                      March 2007); Director of PGAM
                                                                      (2007 - 2010); Head of New
                                                                      Europe Division, PGAM (2000 -
                                                                      2005); and Head of New Markets
                                                                      Division, PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                       POSITION HELD        LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST       AND TERM OF OFFICE         PRINCIPAL OCCUPATION              HELD BY THIS OFFICER
Christopher J. Kelley  Secretary and        Since 2003. Serves at the  Vice President and Associate      None
(48)                   Chief Legal          discretion of the Board.   General Counsel of Pioneer since
                       Officer                                         January 2008; Secretary and
                                                                       Chief Legal Officer of all of
                                                                       the Pioneer Funds since June
                                                                       2010; Assistant Secretary of all
                                                                       of the Pioneer Funds from
                                                                       September 2003 to May 2010; and
                                                                       Vice President and Senior
                                                                       Counsel of Pioneer from July
                                                                       2002 to December 2007
====================================================================================================================================
Carol B. Hannigan      Assistant            Since 2010. Serves at the  Fund Governance Director of       None
(51)                   Secretary            discretion of the Board.   Pioneer since December 2006 and
                                                                       Assistant Secretary of all the
                                                                       Pioneer Funds since June 2010;
                                                                       Manager - Fund Governance of
                                                                       Pioneer from December 2003 to
                                                                       November 2006; and Senior
                                                                       Paralegal of Pioneer from
                                                                       January 2000 to November 2003
====================================================================================================================================
Thomas Reyes (50)      Assistant            Since 2010. Serves at the  Counsel of Pioneer since June     None
                       Secretary            discretion of the Board.   2007 and Assistant Secretary of
                                                                       all the Pioneer Funds since June
                                                                       2010; and Vice President and
                                                                       Counsel at State Street Bank
                                                                       from October 2004 to June 2007
====================================================================================================================================
Mark E. Bradley (53)   Treasurer and        Since 2008. Serves at the  Vice President - Fund Treasury    None
                       Chief Financial      discretion of the Board.   of Pioneer; Treasurer of all of
                       and Accounting                                  the Pioneer Funds since March
                       Officer of the                                  2008; Deputy Treasurer of
                       Portfolio                                       Pioneer from March 2004 to
                                                                       February 2008; and Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds from March 2004 to
                                                                       February 2008
====================================================================================================================================
Luis I. Presutti (47)  Assistant            Since 2000. Serves at the  Assistant Vice President - Fund   None
                       Treasurer            discretion of the Board.   Treasury of Pioneer; and
                                                                       Assistant Treasurer of all of
                                                                       the Pioneer Funds
====================================================================================================================================
Gary Sullivan (54)     Assistant            Since 2002. Serves at the  Fund Accounting Manager - Fund    None
                       Treasurer            discretion of the Board.   Treasury of Pioneer; and
                                                                       Assistant Treasurer of all of
                                                                       the Pioneer Funds
====================================================================================================================================
David F. Johnson (33)  Assistant            Since 2009. Serves at the  Fund Administration Manager -     None
                       Treasurer            discretion of the Board.   Fund Treasury of Pioneer since
                                                                       November 2008; Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds since January 2009; and
                                                                       Client Service Manager -
                                                                       Institutional Investor Services
                                                                       at State Street Bank from March
                                                                       2003 to March 2007
====================================================================================================================================
Jean M. Bradley (60)   Chief Compliance     Since 2010. Serves at the  Chief Compliance Officer of       None
                       Officer              discretion of the Board.   Pioneer and of all the Pioneer
                                                                       Funds since March 2010; Director
                                                                       of Adviser and Portfolio
                                                                       Compliance at Pioneer since
                                                                       October 2005; and Senior
                                                                       Compliance Officer for Columbia
                                                                       Management Advisers, Inc. from
                                                                       October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (41)   Anti-Money           Since 2006. Serves at the  Director - Transfer Agency        None
                       Laundering           discretion of the Board.   Compliance of Pioneer and
                       Officer                                         Anti-Money Laundering Officer of
                                                                       all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18648-07-0213

                                                            [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                7

  Financial Statements                                                  11

  Notes to Financial Statements                                         16

  Report of Independent Registered Public Accounting Firm               19

  Approval of Investment Advisory Agreement                             20

  Trustees, Officers and Service Providers                              23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                               95.9%
International Common Stocks                                       3.5%
Depositary Receipts for International Stocks                      0.6%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                           18.0%
Health Care                                                      15.3%
Financials                                                       15.0%
Consumer Discretionary                                           12.5%
Consumer Staples                                                 12.2%
Energy                                                           11.3%
Industrials                                                      11.2%
Materials                                                         2.8%
Telecommunication Services                                        1.0%
Utilities                                                         0.7%

Five Largest Holdings
(As a percentage of equity holdings)*

1.   The Hershey Co.                                          2.24%
2.   Apple, Inc.                                              2.13
3.   John Wiley & Sons, Inc.                                  2.11
4.   Colgate-Palmolive Co.                                    2.09
5.   Wells Fargo & Co.                                        1.99

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                           12/31/12    12/31/11
Class I                                              $20.90      $19.96
Class II                                             $20.92      $19.97

                                Net
Distributions per Share         Investment     Short-Term        Long-Term
(1/1/12 - 12/31/12)             Income         Capital Gains     Capital Gains
Class I                         $0.3292        $     -           $0.7092
Class II                        $0.2655        $     -           $0.7092

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Fund         Pioneer Fund
                    VCT Portfolio,       VCT Portfolio,
                    Class I              Class II              S&P 500
12/31/2002          $   10,000           $   10,000            $   10,000
12/31/2003          $   12,376           $   12,344            $   12,867
12/31/2004          $   13,768           $   13,692            $   14,266
12/31/2005          $   14,618           $   14,505            $   14,966
12/31/2006          $   17,050           $   16,877            $   17,328
12/31/2007          $   17,900           $   17,699            $   18,279
12/31/2008          $   11,766           $   11,608            $   11,518
12/31/2009          $   14,731           $   14,499            $   14,566
12/31/2010          $   17,092           $   16,779            $   16,764
12/31/2011          $   16,357           $   16,016            $   17,114
12/31/2012          $   18,032           $   17,609            $   19,850

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
                                     Class I                            Class II
--------------------------------------------------------------------------------
10 Years                             6.07%                                5.82%
5 Years                              0.15%                               -0.10%
1 Year                              10.24%                                9.95%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2012, through December 31, 2012.

          Share Class                                   I                  II
          ----------------------------------------------------------------------
          Beginning Account Value on 7/1/12        $1,000.00          $1,000.00
          Ending Account Value on 12/31/12         $1,052.81          $1,051.05
          Expenses Paid During Period*             $    3.82          $    5.10

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012, through December 31, 2012.

          Share Class                                    I              II
          ----------------------------------------------------------------------
          Beginning Account Value on 7/1/12          $1,000.00       $1,000.00
          Ending Account Value on 12/31/12           $1,021.42       $1,020.16
          Expenses Paid During Period*               $    3.76       $    5.03

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.74% and 0.99% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12
--------------------------------------------------------------------------------

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John Carey, executive vice president and head of U.S. Core Value at Pioneer Investments, discusses the investment environment during the 12-month period ended December 31, 2012, and the performance of Pioneer Fund VCT Portfolio during the period. Mr. Carey is responsible for the day-to-day management of the Portfolio.

Q: How would you describe the market for equities during the 12 months ended December 31, 2012?

A: Overall, the stock market advanced during 2012. There were, however, two difficult setbacks, one in May 2012 and the other in October and November, as some of the issues that concerned investors during 2011 troubled them as well in 2012.

    The European debt situation, our own debt situation here in the U.S., the continued turmoil in the Middle East, and signs of economic slowdown in some of the formerly rapidly-growing emerging markets, particularly China and Brazil, appeared again and again in headline news stories. As the 2012 calendar year wore on, Americans also focused on the November elections and what the outcome might mean for the so-called "fiscal cliff," that is, the tax increases and automatic spending cuts that were scheduled to take effect in January 2013 without some modification or postponement by the Federal government. Nonetheless, the stock market on balance moved higher during the 12-month period ended December 31, 2012, as investors "climbed the wall of worry" and found themselves attracted to what appeared to be reasonable share prices for companies that were still experiencing good earnings growth.

Q: How did the Portfolio perform in that environment during the 12 months ended December 31, 2012?

A: Pioneer Fund VCT Portfolio's Class I shares returned 10.24% at net asset value during the 12 months ended December 31, 2012, and Class II shares returned 9.95%. During the same period, the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 15.99%, and the average return of the 233 variable portfolios in Lipper's Large-Cap Core Underlying Portfolios category was 15.02%.

Q: What were the primary reasons for the underperformance of the Portfolio relative to the S&P 500 during the 12 months ended December 31, 2012?

A: The Portfolio's benchmark-relative underperformance occurred predominantly in the first half of the fiscal year ended December 31, 2012. The second half of the fiscal year saw improving, though still somewhat below-benchmark results.

    Stock selection in consumer discretionary, financials, information technology, and industrials was the main reason for the Portfolio's relative underperformance for the fiscal year as a whole. In consumer discretionary, the Portfolio's large position in publisher John Wiley & Sons showed a negative total return of about -10.5%, in a year in which the media industry, overall, recorded a positive return of nearly 40%. Other underperformers among the Portfolio's consumer-discretionary investments were automotive supplier Johnson Controls and specialty retailer Coach.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Within financials, the Portfolio's positioning in the diversified financials area was the main source of relative underperformance. The Portfolio missed out on the sharp, beginning-of-the-year rally in diversified financials, invested just in time for a downward correction in the stocks of those companies, and then remained underweighted in the group when the stocks rallied again towards the end of the fiscal year. In the case of information technology, it was the Portfolio's underweight in Apple Computer, an exceptionally strong performer in the early part of the year, which detracted the most from relative returns. While Apple's stock began to pull back in the latter part of the year, it nonetheless enjoyed a total return for the entire 12-month period of more than 30%.

    Finally, in industrials, the Portfolio's overweight investment in railroad Norfolk Southern hurt results, as the coal shipments important to the company's profits declined.

    On the positive side, the Portfolio enjoyed positive benchmark-relative performance attribution from stock picks in the energy, utilities, consumer staples, and health-care sectors, as well as positive sector allocation results in utilities, consumer discretionary, health care, and industrials. However, the negatives outweighed the positives during the 12-month period, and the Portfolio's overall performance for the year was disappointing.

Q: Could you summarize purchases and sales that you made in the Portfolio during the 12 months ended December 31, 2012?

A: In response to the underperformance of the Portfolio relative to the benchmark S&P 500 Index, we made a number of changes during the year.

    Apple became a new Portfolio holding in February 2012, though the company already had achieved its best share-price results for the year. We also broadened the Portfolio's exposure to the financials sector by adding some of the so-called "money-center" banks starting in March, including JPMorgan Chase, Bank of America, and Citigroup. Additions of Google and, later in the spring, Facebook, helped provide a diversification* of the Portfolio into the Internet area.

    In health care, the Portfolio added to its biotechnology holdings with Vertex and Celgene in the first half of the year, and Gilead Sciences in the second half. Thermo Fisher Scientific, a producer of laboratory instruments and equipment, and DaVita HealthCare Partners, a provider of kidney-dialysis services, further broadened the Portfolio's investments in health care during the second half of the fiscal year.

    Addressing the Portfolio's media exposure, we added Time Warner and Comcast in the second half of the year, and in the consumer area, we added discount retailers Wal-Mart Stores, Ross Stores, and Costco.

    At the beginning of October 2012, Kraft Foods, a holding in the Portfolio, split in two: the new Kraft Foods Group includes such well-known products as Kraft cheeses, Oscar Mayer meats, and Maxwell House Coffee, while the freshly named Mondelez International produces such confectionary and snack brands as Cadbury, Nabisco, Oreo, and Trident. In food and beverage, the Portfolio also added Campbell Soup and Coca-Cola Enterprises.

    * Diversification does not assure a profit or protect against loss in a declining market.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12                             (continued)
--------------------------------------------------------------------------------

    Those are examples of new purchases during the year: the Schedule of Investments beginning on page 7 of this report shows all of the Portfolio's holdings as of December 31, 2012.

    On the sale side of the ledger, the Portfolio eliminated, over the course of the fiscal year, a number of stocks we believed had reached reasonable price objectives, as well as stocks that appeared less compelling with respect to longer-term growth prospects than the stocks we wished to purchase. In the former category were, for example, Caterpillar Tractor, Parker Hannifin, Estee Lauder, Sysco, and State Street; and among the latter were Alcoa, Kohl's, E.I. du Pont de Nemours, Texas Instruments, and Hewlett-Packard.

Q: The U.S. economy continued to show slow, but steady, improvement as 2012 drew to a close, though economic growth could hardly be described as robust, especially when compared with recoveries from other severe recessions in decades past. What is your outlook for the economy and the markets as 2013 gets underway?

A: Our outlook for this year and in fact for the next couple of years is for moderate rather than robust economic growth. Both homebuilding and commercial construction have been showing signs of improvement that could develop into full-fledged recovery; the automotive industry is much stronger than it was three or four years ago; and consumer confidence has definitely improved since the dark days of the 2007-2009 "sub-prime meltdown." However, the recessionary conditions in Europe and the slowdown in some of the emerging markets may dampen growth of U.S. exports. Also of uncertain but potentially negative effect are the recent Federal tax increases in the United States, as well as tax increases implemented by some of the individual states. Finally, we remain concerned about possible geopolitical shocks, especially in the tense regions of the Middle East, Asia, and Africa, and we are unconvinced that the debt problems in Europe that have sown doubts about the European Union are solved.

    With our positive, but tempered, view, we believe that it is as important as ever to emphasize companies for the Portfolio that we think have financial and management resilience as well as growth prospects. In diversifying the Portfolio's holdings, we strive to remember that certain common characteristics in companies may also be important.

    Thank you, as always, for your support.

    Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

    Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

    Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

      Shares                                                                                Value
                COMMON STOCKS - 99.5%
                Energy - 11.3%
                Oil & Gas Drilling - 1.1%
      26,727    Ensco Plc                                                       $       1,584,377
       9,581    Helmerich & Payne, Inc.                                                   536,632
                                                                                -----------------
                                                                                $       2,121,009
                                                                                -----------------
                Oil & Gas Equipment & Services - 1.4%
       8,798    Halliburton Co.                                                 $         305,203
      16,099    National Oilwell Varco, Inc.                                            1,100,367
      21,429    Schlumberger, Ltd.                                                      1,484,815
                                                                                -----------------
                                                                                $       2,890,385
                                                                                -----------------
                Integrated Oil & Gas - 3.4%
      29,975    Chevron Corp.                                                   $       3,241,496
      35,276    Exxon Mobil Corp.                                                       3,053,138
       6,844    Occidental Petroleum Corp.                                                524,319
                                                                                -----------------
                                                                                $       6,818,953
                                                                                -----------------
                Oil & Gas Exploration & Production - 4.2%
      21,867    Apache Corp.                                                    $       1,716,560
      34,078    Cabot Oil & Gas Corp.                                                   1,695,040
      33,566    ConocoPhillips                                                          1,946,492
      46,831    Marathon Oil Corp.                                                      1,435,838
      49,334    Southwestern Energy Co. *                                               1,648,249
                                                                                -----------------
                                                                                $       8,442,179
                                                                                -----------------
                Oil & Gas Refining & Marketing - 1.2%
      20,262    Marathon Petroleum Corp. *                                      $       1,276,506
      19,717    Phillips 66                                                             1,046,973
                                                                                -----------------
                                                                                $       2,323,479
                                                                                -----------------
                Total Energy                                                    $      22,596,005
                                                                                -----------------
                Materials - 2.8%
                Fertilizers & Agricultural Chemicals - 0.5%
      17,875    The Mosaic Co.                                                  $       1,012,261
                                                                                -----------------
                Industrial Gases - 0.8%
      18,239    Airgas, Inc.                                                    $       1,665,038
                                                                                -----------------
                Specialty Chemicals - 0.9%
      23,717    Ecolab, Inc.                                                    $       1,705,252
                                                                                -----------------
                Diversified Metals & Mining - 0.4%
      25,750    Freeport-McMoRan Copper & Gold, Inc.                            $         880,650
                                                                                -----------------
                Paper Products - 0.2%
       9,455    International Paper Co.                                         $         376,687
                                                                                -----------------
                Total Materials                                                 $       5,639,888
                                                                                -----------------
                Capital Goods - 9.0%
                Aerospace & Defense - 1.5%
      36,905    United Technologies Corp.                                       $       3,026,579
                                                                                -----------------
                Construction & Engineering - 0.6%
      41,773    KBR, Inc.                                                       $       1,249,848
                                                                                -----------------
                Electrical Components & Equipment - 0.5%
      10,876    Rockwell Automation, Inc.                                       $         913,475
                                                                                -----------------
                Industrial Conglomerates - 2.6%
      30,117    3M Co.                                                          $       2,796,363
     115,304    General Electric Co.                                                    2,420,231
                                                                                -----------------
                                                                                $       5,216,594
                                                                                -----------------
                Construction & Farm Machinery &
                Heavy Trucks - 2.2%
      15,861    Cummins, Inc.                                                   $       1,718,539
      14,227    Joy Global, Inc.                                                          907,398
      41,208    PACCAR, Inc.                                                            1,863,014
                                                                                -----------------
                                                                                $       4,488,951
                                                                                -----------------
                Industrial Machinery - 1.6%
      38,847    Ingersoll-Rand Plc                                              $       1,863,102
      17,489    SPX Corp.                                                               1,226,853
                                                                                -----------------
                                                                                $       3,089,955
                                                                                -----------------
                Total Capital Goods                                             $      17,985,402
                                                                                -----------------
                Transportation - 2.2%
                Air Freight & Logistics - 0.5%
      13,072    United Parcel Service, Inc. (Class B)                           $         963,799
                                                                                -----------------
                Railroads - 1.7%
      29,765    Norfolk Southern Corp.                                          $       1,840,668
      12,926    Union Pacific Corp.                                                     1,625,057
                                                                                -----------------
                                                                                $       3,465,725
                                                                                -----------------
                Total Transportation                                            $       4,429,524
                                                                                -----------------
                Automobiles & Components - 2.1%
                Auto Parts & Equipment - 1.0%
      10,741    BorgWarner, Inc. *                                              $         769,270
      39,039    Johnson Controls, Inc.                                                  1,198,497
                                                                                -----------------
                                                                                $       1,967,767
                                                                                -----------------
                Automobile Manufacturers - 1.1%
     169,077    Ford Motor Co.                                                  $       2,189,547
                                                                                -----------------
                Total Automobiles &
                Components                                                      $       4,157,314
                                                                                -----------------
                Consumer Durables & Apparel - 0.8%
                Apparel, Accessories & Luxury Goods - 0.8%
      28,966    Coach, Inc.                                                     $       1,607,903
                                                                                -----------------
                Total Consumer Durables &
                Apparel                                                         $       1,607,903
                                                                                -----------------
                Consumer Services - 1.6%
                Hotels, Resorts & Cruise Lines - 0.2%
       8,823    Marriott International, Inc.                                    $         328,833
                                                                                -----------------
                Restaurants - 1.4%
      18,917    McDonald's Corp.                                                $       1,668,669
      21,697    Starbucks Corp.                                                         1,163,393
                                                                                -----------------
                                                                                $       2,832,062
                                                                                -----------------
                Total Consumer Services                                         $       3,160,895
                                                                                -----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

      Shares                                                                               Value
                Media - 3.9%
                Cable & Satellite - 0.3%
      15,189    Comcast Corp.                                                   $         567,765
                                                                                -----------------
                Movies & Entertainment - 1.5%
      48,639    The Walt Disney Co.                                             $       2,421,736
      11,441    Time Warner, Inc.                                                         547,223
                                                                                -----------------
                                                                                $       2,968,959
                                                                                -----------------
                Publishing - 2.1%
     107,861    John Wiley & Sons, Inc.                                         $       4,199,029
                                                                                -----------------
                Total Media                                                     $       7,735,753
                                                                                -----------------
                Retailing - 4.1%
                Department Stores - 1.2%
      34,421    Macy's, Inc.                                                    $       1,343,107
      20,625    Nordstrom, Inc.                                                         1,103,438
                                                                                -----------------
                                                                                $       2,446,545
                                                                                -----------------
                General Merchandise Stores - 1.2%
      41,098    Target Corp.                                                    $       2,431,769
                                                                                -----------------
                Apparel Retail - 1.0%
       8,087    Ross Stores, Inc.                                               $         437,911
      38,727    TJX Companies, Inc.                                                     1,643,961
                                                                                -----------------
                                                                                $       2,081,872
                                                                                -----------------
                Home Improvement Retail - 0.7%
      17,999    Lowe's Companies, Inc.                                          $         639,324
      10,855    The Home Depot, Inc.                                                      671,382
                                                                                -----------------
                                                                                $       1,310,706
                                                                                -----------------
                Total Retailing                                                 $       8,270,892
                                                                                -----------------
                Food & Staples Retailing - 2.9%
                Drug Retail - 2.1%
      32,221    CVS Caremark Corp.                                              $       1,557,885
      73,039    Walgreen Co.                                                            2,703,173
                                                                                -----------------
                                                                                $       4,261,058
                                                                                -----------------
                Hypermarkets & Super Centers - 0.8%
       7,809    Costco Wholesale Corp.                                          $         771,295
      10,774    Wal-Mart Stores, Inc.                                                     735,110
                                                                                -----------------
                                                                                $       1,506,405
                                                                                -----------------
                Total Food & Staples Retailing                                  $       5,767,463
                                                                                -----------------
                Food, Beverage & Tobacco - 6.4%
                Soft Drinks - 0.5%
       9,687    Coca-Cola Enterprises, Inc.                                     $         307,369
      17,636    Dr. Pepper Snapple Group, Inc.                                            779,158
                                                                                -----------------
                                                                                $       1,086,527
                                                                                -----------------

                Packaged Foods & Meats - 5.9%
      23,181    Campbell Soup Co.                                               $         808,785
      34,771    General Mills, Inc.                                                     1,405,096
      50,831    HJ Heinz Co.                                                            2,931,932
      17,408    Kraft Foods Group, Inc. *                                                 791,542
      53,120    Mondelez International, Inc.                                            1,352,966
      61,722    The Hershey Co.                                                         4,457,562
                                                                                -----------------
                                                                                $      11,747,883
                                                                                -----------------
                Total Food, Beverage & Tobacco                                  $      12,834,410
                                                                                -----------------
                Household & Personal Products - 2.8%
                Household Products - 2.8%
      39,747    Colgate-Palmolive Co.                                           $       4,155,151
       8,685    The Clorox Co.                                                            635,916
      13,443    The Procter & Gamble Co.                                                  912,645
                                                                                -----------------
                                                                                $       5,703,712
                                                                                -----------------
                Total Household & Personal
                Products                                                        $       5,703,712
                                                                                -----------------
                Health Care Equipment & Services - 8.1%
                Health Care Equipment - 6.1%
      51,230    Abbott Laboratories                                             $       3,355,565
      19,498    Baxter International, Inc.                                              1,299,737
      21,487    Becton Dickinson and Co.                                                1,680,069
      29,922    Covidien Plc                                                            1,727,696
      29,999    CR Bard, Inc.                                                           2,932,102
      98,326    Smith & Nephew Plc                                                      1,085,403
                                                                                -----------------
                                                                                $      12,080,572
                                                                                -----------------
                Health Care Distributors - 0.5%
      23,933    Cardinal Health, Inc.                                           $         985,561
                                                                                -----------------
                Health Care Services - 0.6%
       7,364    DaVita HealthCare Partners, Inc. *                              $         813,943
       7,290    Express Scripts Holding Co. *                                             393,660
                                                                                -----------------
                                                                                $       1,207,603
                                                                                -----------------
                Managed Health Care - 0.9%
      20,637    Aetna, Inc.                                                     $         955,493
      16,685    UnitedHealth Group, Inc.                                                  904,994
                                                                                -----------------
                                                                                $       1,860,487
                                                                                -----------------
                Total Health Care Equipment &
                Services                                                        $      16,134,223
                                                                                -----------------
                Pharmaceuticals, Biotechnology &
                Life Sciences - 7.2%
                Biotechnology - 2.5%
      23,086    Amgen, Inc.                                                     $       1,992,784
      14,562    Celgene Corp. *                                                         1,146,321
       9,122    Gilead Sciences, Inc. *                                                   670,011
      30,346    Vertex Pharmaceuticals, Inc. *                                          1,272,711
                                                                                -----------------
                                                                                $       5,081,827
                                                                                -----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      Shares                                                                            Value
                Pharmaceuticals - 4.0%
      16,606    Eli Lilly & Co.                                                 $         819,008
      45,571    Johnson & Johnson                                                       3,194,527
      23,452    Merck & Co., Inc.                                                         960,125
     121,051    Pfizer, Inc.                                                            3,035,959
                                                                                -----------------
                                                                                $       8,009,619
                                                                                -----------------
                Life Sciences Tools & Services - 0.7%
      12,923    Agilent Technologies, Inc.                                      $         529,068
      12,339    Thermo Fisher Scientific, Inc.                                            786,981
                                                                                -----------------
                                                                                $       1,316,049
                                                                                -----------------
                Total Pharmaceuticals,
                Biotechnology & Life Sciences                                   $      14,407,495
                                                                                -----------------
                Banks - 5.1%
                Diversified Banks - 3.6%
      11,000    Canadian Imperial Bank of Commerce                              $         885,871
      73,600    US Bancorp                                                              2,350,784
     115,875    Wells Fargo & Co.                                                       3,960,608
                                                                                -----------------
                                                                                $       7,197,263
                                                                                -----------------
                Regional Banks - 1.5%
      52,984    PNC Financial Services Group, Inc.                              $       3,089,497
                                                                                -----------------
                Total Banks                                                     $      10,286,760
                                                                                -----------------
                Diversified Financials - 6.7%
                Other Diversified Financial Services - 2.7%
     103,183    Bank of America Corp.                                           $       1,196,923
      61,203    Citigroup, Inc.                                                         2,421,191
      39,148    JPMorgan Chase & Co.                                                    1,721,338
                                                                                -----------------
                                                                                $       5,339,452
                                                                                -----------------
                Consumer Finance - 1.8%
      18,504    American Express Co.                                            $       1,063,610
      20,544    Capital One Financial Corp.                                             1,190,114
      35,609    Discover Financial Services                                             1,372,727
                                                                                -----------------
                                                                                $       3,626,451
                                                                                -----------------
                Asset Management & Custody Banks - 2.2%
      11,906    Franklin Resources, Inc.                                        $       1,496,584
      34,799    Invesco, Ltd.                                                             907,906
      30,555    T. Rowe Price Group, Inc.                                               1,990,047
                                                                                -----------------
                                                                                $       4,394,537
                                                                                -----------------
                Total Diversified Financials                                    $      13,360,440
                                                                                -----------------
                Insurance - 3.1%
                Life & Health Insurance - 0.7%
      28,489    Aflac, Inc.                                                     $       1,513,336
                                                                                -----------------
                Property & Casualty Insurance - 2.4%
      42,787    The Chubb Corp.                                                 $       3,222,717
      20,915    The Travelers Companies, Inc.                                           1,502,115
                                                                                -----------------
                                                                                $       4,724,832
                                                                                -----------------
                Total Insurance                                                 $       6,238,168
                                                                                -----------------

                Software & Services - 10.4%
                Internet Software & Services - 1.8%
      25,830    eBay, Inc. *                                                    $       1,317,847
      29,835    Facebook, Inc. *                                                          794,506
       2,067    Google, Inc. *                                                          1,466,268
                                                                                -----------------
                                                                                $       3,578,621
                                                                                -----------------
                IT Consulting & Other Services - 1.2%
      12,459    International Business Machines Corp.                           $       2,386,521
                                                                                -----------------
                Data Processing & Outsourced Services - 2.9%
      35,766    Automatic Data Processing, Inc.                                 $       2,039,020
      15,770    DST Systems, Inc.                                                         955,662
      15,391    Fiserv, Inc. *                                                          1,216,351
       1,454    Mastercard, Inc.                                                          714,321
       5,472    Visa, Inc.                                                                829,446
                                                                                -----------------
                                                                                $       5,754,800
                                                                                -----------------
                Application Software - 1.0%
      35,335    Adobe Systems, Inc. *                                           $       1,331,423
      29,492    Nuance Communications, Inc. *                                             658,261
                                                                                -----------------
                                                                                $       1,989,684
                                                                                -----------------
                Systems Software - 3.5%
     128,382    Microsoft Corp.                                                 $       3,431,651
      74,935    Oracle Corp.                                                            2,496,834
      57,180    Symantec Corp. *                                                        1,075,556
                                                                                -----------------
                                                                                $       7,004,041
                                                                                -----------------
                Total Software & Services                                       $      20,713,667
                                                                                -----------------
                Technology Hardware & Equipment - 4.5%
                Communications Equipment - 1.9%
      68,739    Cisco Systems, Inc.                                             $       1,350,721
       3,335    F5 Networks, Inc. *                                                       323,995
      12,178    Motorola Solutions, Inc.                                                  678,071
          71    Palo Alto Networks, Inc. *                                                  3,800
      23,348    Qualcomm, Inc.                                                          1,448,043
                                                                                -----------------
                                                                                $       3,804,630
                                                                                -----------------
                Computer Hardware - 2.1%
       7,949    Apple, Inc.                                                     $       4,237,055
                                                                                -----------------
                Computer Storage & Peripherals - 0.5%
      24,272    EMC Corp. *                                                     $         614,082
       6,730    SanDisk Corp. *                                                           293,159
                                                                                -----------------
                                                                                $         907,241
                                                                                -----------------
                Total Technology Hardware &
                Equipment                                                       $       8,948,926
                                                                                -----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

      Shares                                                                            Value
                Semiconductors & Semiconductor
                Equipment - 3.2%
                Semiconductor Equipment - 0.5%
      14,096    ASML Holding NV (A.D.R.)                                        $         907,923
                                                                                -----------------
                Semiconductors - 2.7%
      25,629    Altera Corp.                                                    $         882,663
      57,605    Analog Devices, Inc.                                                    2,422,866
      27,496    Intel Corp.                                                               567,242
       4,558    Maxim Integrated Products, Inc.                                           134,005
      40,265    Xilinx, Inc.                                                            1,445,514
                                                                                -----------------
                                                                                $       5,452,290
                                                                                -----------------
                Total Semiconductors &
                Semiconductor Equipment                                         $       6,360,213
                                                                                -----------------
                Telecommunication Services - 1.0%
                Integrated Telecommunication
                Services - 1.0%
      20,656    AT&T, Inc.                                                      $         696,314
      31,660    Verizon Communications, Inc.                                            1,369,928
                                                                                -----------------
                                                                                $       2,066,242
                                                                                -----------------
                Total Telecommunication
                Services                                                        $       2,066,242
                                                                                -----------------
                Utilities - 0.3%
                Electric Utilities - 0.3%
      15,391    American Electric Power Co., Inc.                               $         656,888
                                                                                -----------------
                Total Utilities                                                 $         656,888
                                                                                -----------------
                TOTAL COMMON STOCKS
                (Cost $152,059,253)                                             $     199,062,183
                                                                                -----------------
                TOTAL INVESTMENT IN
                SECURITIES - 99.5%
                (Cost $152,059,253) (a)                                         $     199,062,183
                                                                                -----------------
                OTHER ASSETS &
                LIABILITIES - 0.5%                                              $         994,320
                                                                                -----------------
                TOTAL NET ASSETS - 100.0%                                       $     200,056,503
                                                                                =================

*        Non-income producing security.

(A.D.R.) American Depositary Receipts.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $152.846.893 was as follows:

            Aggregate gross unrealized gain for all investments in
            which there is an excess of value over tax cost                     $47,632,639

            Aggregate gross unrealized loss for all investments in
            which there is an excess of tax cost over value                      (1.417.349)
                                                                                -----------
            Net unrealized gain                                                 $46.215.290
                                                                                ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $96,166,767 and $144,867,282, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A. The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's investments:

                      Level 1      Level 2   Level 3      Total
Common Stocks      $199,062,183   $    --    $   --    $199,062,183
                   ------------   -------    ------    ------------
   Total           $199,062,183   $    --    $   --    $199,062,183
                   ============   =======    ======    ============

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended     Year Ended      Year Ended     Year Ended
                                                             12/31/12       12/31/11       12/31/10        12/31/09       12/31/08
Class I
Net asset value, beginning of period                         $  19.96       $  22.43        $  19.60       $  15.94       $  25.72
                                                             --------       --------        --------       --------       --------
Increase (decrease) from investment operations:
   Net investment income                                     $   0.33       $   0.33        $   0.28       $   0.30       $   0.39
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                           1.65          (1.22)           2.83           3.66          (8.87)
                                                             --------       --------        --------       --------       --------
       Net increase (decrease) from investment
         operations                                          $   1.98       $  (0.89)       $   3.11       $   3.96       $  (8.48)
Distributions to shareowners:
   Net investment income                                        (0.33)         (0.34)          (0.28)         (0.30)         (0.40)
   Net realized gain                                            (0.71)         (1.24)             --             --          (0.90)
                                                             --------       --------        --------       --------       --------
Net increase (decrease) in net asset value                   $   0.94       $  (2.47)       $   2.83       $   3.66       $  (9.78)
                                                             --------       --------        --------       --------       --------
Net asset value, end of period                               $  20.90       $  19.96        $  22.43       $  19.60       $  15.94
                                                             ========       ========        ========       ========       ========
Total return*                                                   10.24%         (4.30)%         16.02%         25.20%        (34.27)%
Ratio of net expenses to average net assets+                     0.74%          0.73%           0.72%          0.74%          0.74%
Ratio of net investment income to average net assets+            1.50%          1.48%           1.39%          1.79%          1.78%
Portfolio turnover rate                                            44%            10%             25%            21%            12%
Net assets, end of period (in thousands)                     $178,900       $205,739        $257,193       $249,439       $218,622

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+        Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
                                                                 12/31/12       12/31/11      12/31/10      12/31/09     12/31/08
Class II
Net asset value, beginning of period                              $ 19.97       $ 22.42        $ 19.59       $ 15.93      $ 25.68
                                                                  -------       -------        -------       -------      -------
Increase (decrease) from investment operations:
    Net investment income                                         $  0.27       $  0.32        $  0.24       $  0.27      $  0.35
    Net realized and unrealized gain (loss) on investments
       and foreign currency transactions                             1.66         (1.27)          2.81          3.65        (8.87)
                                                                  -------       -------        -------       -------      -------
          Net increase (decrease) from investment
             operations                                           $  1.93       $ (0.95)       $  3.05       $  3.92      $ (8.52)
Distributions to shareowners:
    Net investment income                                           (0.27)        (0.26)         (0.22)        (0.26)       (0.33)
    Net realized gain                                               (0.71)        (1.24)            --            --        (0.90)
                                                                  -------       -------        -------       -------      -------
Net increase (decrease) in net asset value                        $  0.95       $ (2.45)       $  2.83       $  3.66      $ (9.75)
                                                                  -------       -------        -------       -------      -------
Net asset value, end of period                                    $ 20.92       $ 19.97        $ 22.42       $ 19.59      $ 15.93
                                                                  =======       =======        =======       =======      =======
Total return*                                                        9.95%        (4.55)%        15.72%        24.91%      (34.41)%
Ratio of net expenses to average net assets+                         0.99%         0.98%          0.97%         0.99%        0.99%
Ratio of net investment income to average net assets+                1.25%         1.16%          1.14%         1.56%        1.53%
Portfolio turnover rate                                                44%           10%            25%           21%          12%
Net assets, end of period (in thousands)                          $21,156       $24,393        $63,142       $68,112      $71,276

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $152,059,253)                                      $199,062,183
  Cash                                                                                   752,116
  Receivables --
     Investment securities sold                                                          276,338
     Portfolio shares sold                                                               184,822
     Dividends                                                                           160,575
  Other                                                                                      141
                                                                                    ------------
         Total assets                                                               $200,436,175
                                                                                    ------------

LIABILITIES:
  Payables --
     Portfolio shares repurchased                                                   $    311,741
  Due to affiliates                                                                       21,515
  Accrued expenses                                                                        46,416
                                                                                    ------------
        Total liabilities                                                           $    379,672
                                                                                    ------------

NET ASSETS:
  Paid-in capital                                                                   $144,727,266
  Undistributed net investment income                                                     16,586
  Accumulated net realized gain on investments and foreign currency transactions       8,309,734
  Net unrealized gain on investments                                                  47,002,930
  Net unrealized loss on foreign currency and other assets and liabilities
     denominated in foreign currencies                                                       (13)
                                                                                    ------------
     Total net assets                                                               $200,056,503
                                                                                    ------------

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $178,900,319/8,561,362 shares)                                 $      20.90
                                                                                    ============
   Class II (based on $21,156,184/1,011,141 shares)                                 $      20.92
                                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $14,812)                                       $4,906,160
  Interest                                                                                          787
                                                                                             ----------
         Total investment income                                                                           $ 4,906,947
                                                                                                           -----------

EXPENSES:
  Management fees                                                                            $1,424,988
  Transfer agent fees
     Class I                                                                                      1,500
     Class II                                                                                     1,500
  Distribution fees
     Class II                                                                                    57,301
  Administrative reimbursements                                                                  64,954
  Custodian fees                                                                                 23,274
  Professional fees                                                                              55,174
  Printing expense                                                                               20,276
  Fees and expenses of nonaffiliated Trustees                                                     7,526
  Miscellaneous                                                                                  14,552
                                                                                             ----------
      Total expenses                                                                                       $ 1,671,045
                                                                                                           -----------
          Net investment income                                                                            $ 3,235,902
                                                                                                           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CLASS ACTIONS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                                                              $9,513,774
    Class actions                                                                                 9,268
    Foreign currency and other assets and liabilities denominated in foreign currencies            (268)   $ 9,522,774
                                                                                             ----------    -----------
  Change in net unrealized gain (loss) on:
    Investments                                                                              $8,516,730
    Foreign currency and other assets and liabilities denominated in foreign currencies            (207)   $ 8,516,523
                                                                                             ----------    -----------
  Net gain on investments and foreign currency transactions                                                $18,039,297
                                                                                                           -----------
  Net increase in net assets resulting from operations                                                     $21,275,199
                                                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Year Ended            Year Ended
                                                                                                12/31/12             12/31/11
FROM OPERATIONS:
Net investment income                                                                         $   3,235,902       $   3,895,572
Net realized gain on investments, redemptions in kind, class actions and foreign
   currency transactions                                                                          9,522,774          15,478,847
Change in net unrealized gain (loss) on investments and foreign currency transactions             8,516,523         (27,726,481)
                                                                                              -------------       -------------
      Net increase (decrease) in net assets resulting from operations                         $  21,275,199       $  (8,352,062)
                                                                                              -------------       -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.33 and $0.34 per share, respectively)                                       $  (2,991,445)      $  (3,555,244)
      Class II ($0.27 and $0.26 per share, respectively)                                           (282,736)           (391,811)
Net realized gain:
      Class I ($0.71 and $1.24 per share, respectively)                                       $  (6,384,863)      $ (12,964,261)
      Class II ($0.71 and $1.24 per share, respectively)                                           (766,110)         (1,636,481)
                                                                                              -------------       -------------
          Total distributions to shareowners                                                  $ (10,425,154)      $ (18,547,797)
                                                                                              -------------       -------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              $   9,851,028       $  13,401,120
Reinvestment of distributions                                                                    10,425,154          18,547,797
Cost of shares repurchased                                                                      (61,202,022)        (65,292,638)
Redemptions in kind                                                                                      --         (29,959,202)
                                                                                              -------------       -------------
      Net decrease in net assets resulting from
         Portfolio share transactions                                                         $ (40,925,840)      $ (63,302,923)
                                                                                              -------------       -------------
      Net decrease in net assets                                                              $ (30,075,795)      $ (90,202,782)
NET ASSETS:
Beginning of year                                                                             $ 230,132,298       $ 320,335,080
                                                                                              -------------       -------------
End of year                                                                                   $ 200,056,503       $ 230,132,298
                                                                                              =============       =============
Undistributed net investment income                                                           $      16,586       $      37,933
                                                                                              =============       =============

                                                   '12 Shares            '12 Amount         '11 Shares            '11 Amount
CLASS I
Shares sold                                           275,958         $   9,143,143             484,608         $  10,438,460
Reinvestment of distributions                         472,152             9,376,307             782,058            16,519,505
Less shares repurchased                            (2,496,403)          (51,616,369)         (2,422,501)          (52,621,352)
                                                  -----------         -------------         -----------         -------------
      Net decrease                                 (1,748,293)        $ (33,096,919)         (1,155,835)        $ (25,663,387)
                                                  ===========         =============         ===========         =============

CLASS II
Shares sold                                            33,893         $     707,885             130,509         $   2,962,660
Reinvestment of distributions                          52,908             1,048,847              95,627             2,028,292
Less shares repurchased                              (297,121)           (9,585,653)         (1,156,052)          (12,671,286)
Redemptions in kind                                        --                    --            (664,304)          (29,959,202)
                                                  -----------         -------------         -----------         -------------
      Net decrease                                   (210,320)        $  (7,828,921)         (1,594,220)        $ (37,639,536)
                                                  ===========         =============         ===========         =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIALS TATEMENTS 12/31/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At December 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Portfolio had no outstanding portfolio or settlement hedges as of December 31, 2012, and for the year then ended.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Portfolio reclassified $16,932 to increase undistributed net investment income and $16,932 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                               2012                  2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                            $    3,274,181        $  3,947,055
Long-term capital gain                          7,150,973          14,600,742
                                           --------------        ------------
   Total distributions                     $   10,425,154        $ 18,547,797
                                           ==============        ============
Distributable Earnings:
Undistributed long-term gain               $    9,113,960
Net unrealized gain                            46,215,277
                                           --------------
   Total                                   $   55,329,237
                                           ==============

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales and the tax treatment of non-REIT ROC dividends.

E.  Portfolio Shares and Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    During the period, the Portfolio recognized gains of $9,268 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,922 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,026 in transfer agent fees payable to PIMSS at December 31, 2012.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $567 in distribution fees payable to PFD at December 31, 2012.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fund VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio (one the Pioneer Variable Contracts Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fund VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2012 and in the fourth quintile of its Morningstar category for the three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Portfolio. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft"

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD        LENGTH OF SERVICE                                     OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST       AND TERM OF OFFICE         PRINCIPAL OCCUPATION       HELD BY THIS TRUSTEE
Thomas J. Perna (62)  Chairman of the      Trustee since 2006.        Chairman and Chief         Director, Broadridge
                      Board and            Serves  until a successor  Executive Officer,         Financial Solutions,
                      Trustee              trustee is  elected or     Quadriserv, Inc.           Inc. (investor
                                           earlier retirement  or     (technology  products for  communications and
                                           removal.                   securities lending         securities processing
                                                                      industry) (2008 -          provider for financial
                                                                      present); private          services industry)
                                                                      investor  (2004 - 2008);   (2009 - present);
                                                                      and Senior Executive Vice  Director, Quadriserv,
                                                                      President, The Bank of     Inc. (2005 - present);
                                                                      New York  (financial and   and Commissioner, New
                                                                      securities services)       Jersey State Civil
                                                                      (1986 - 2004)              Service Commission
                                                                                                 (2011 - present)
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)    Trustee              Trustee since 2005.        Managing Partner, Federal  Director of Enterprise
                                           Serves until a successor   City Capital Advisors      Community Investment,
                                           trustee is elected or      (corporate advisory        Inc. (privately held
                                           earlier retirement or      services company) (1997 -  affordable housing
                                           removal.                   2004 and 2008 - present);  finance company) (1985 -
                                                                      Interim Chief Executive    2010); Director of
                                                                      Officer, Oxford            Oxford Analytica, Inc.
                                                                      Analytica, Inc.            (2008 - present);
                                                                      (privately held research   Director of The Swiss
                                                                      and consulting company)    Helvetia Fund, Inc.
                                                                      (2010); Executive Vice     (closed-end fund) (2010 -
                                                                      President and Chief        present); and
                                                                      Financial Officer,         Director of New York
                                                                      I-trax, Inc. (publicly     Mortgage Trust
                                                                      traded health care         (publicly traded
                                                                      services company) (2004 -  mortgage REIT) (2004 -
                                                                      2007); and Executive Vice  2009, 2012 - present)
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Pedestal Inc.
                                                                      (internet-based mortgage
                                                                      trading company) (2000 -
                                                                      2002)
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman  Trustee              Trustee since 2008.        William Joseph Maier       Trustee, Mellon
(68)                                       Serves until a successor   Professor of Political     Institutional Funds
                                           trustee is elected or      Economy, Harvard           Investment Trust and
                                           earlier retirement or      University (1972 -         Mellon Institutional
                                           removal.                   present)                   Funds Master Portfolio
                                                                                                 (oversaw 17 portfolios
                                                                                                 in fund complex)
                                                                                                 (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Margaret B.W. Graham   Trustee          Trustee since 2000.        Founding Director, Vice President  None
(65)                                    Serves  until a successor  and Corporate Secretary, The
                                        trustee is  elected or     Winthrop  Group, Inc. (consulting
                                        earlier retirement  or     firm) (1982-present); Desautels
                                        removal.                   Faculty of  Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of  Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee          Trustee since 1995.        President and Chief Executive      Director of New America High
(64)                                    Serves until a successor   Officer, Newbury, Piret &          Income Fund, Inc. (closed-end
                                        trustee is elected or      Company, Inc. (investment banking  investment company) (2004 -
                                        earlier retirement or      firm) (1981 - present)             present); and member, Board
                                        removal.                                                      of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)   Trustee          Trustee since 2008.        Senior Counsel, Sullivan &         Director, The Swiss Helvetia
                                        Serves until a successor   Cromwell LLP (law firm) (1998 -    Fund, Inc. (closed-end
                                        trustee is elected or      present); and Partner, Sullivan &  investment company); and
                                        earlier retirement or      Cromwell LLP (prior to 1998)       Director, Invesco, Ltd.
                                        removal.                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD     LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST    AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
John F. Cogan, Jr.    Trustee,          Trustee since 1994.        Non-Executive Chairman and a       None
(86)*                 President  and    Serves  until a successor  director of Pioneer Investment
                      Chief  Executive  trustee is  elected or     Management  USA Inc. ("PIM-USA");
                      Officer  of the   earlier retirement  or     Chairman and a director of
                      Portfolio         removal.                   Pioneer; Chairman and  Director
                                                                   of Pioneer Institutional Asset
                                                                   Management, Inc. (since 2006);
                                                                   Director of Pioneer Alternative
                                                                   Investment Management Limited
                                                                   (Dublin) (until October 2011);
                                                                   President and a director of
                                                                   Pioneer Alternative Investment
                                                                   Management (Bermuda) Limited and
                                                                   affiliated funds; Deputy Chairman
                                                                   and a director of Pioneer Global
                                                                   Asset Management S.p.A. ("PGAM")
                                                                   (until April 2010); Director of
                                                                   Nano-C, Inc. (since 2003);
                                                                   Director of Cole Management Inc.
                                                                   (2004 - 2011); Director of
                                                                   Fiduciary Counseling, Inc. (until
                                                                   December 2011); President of all
                                                                   of the Pioneer Funds; and Retired
                                                                   Partner, Wilmer Cutler Pickering
                                                                   Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury   Trustee and       Trustee since 2007.        Director, CEO and President of     None
(54)*                 Executive Vice    Serves until a successor   PIM-USA (since February 2007);
                      President         trustee is elected or      Director and President of Pioneer
                                        earlier retirement or      and Pioneer Institutional Asset
                                        removal.                   Management, Inc. (since February
                                                                   2007); Executive Vice President
                                                                   of all of the Pioneer Funds
                                                                   (since March 2007); Director of
                                                                   PGAM (2007 - 2010); Head of New
                                                                   Europe Division, PGAM (2000 -
                                                                   2005); and Head of New Markets
                                                                   Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                      POSITION HELD    LENGTH OF SERVICE AND                                          OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST   TERM OF OFFICE           PRINCIPAL OCCUPATION                  HELD BY THIS OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J.        Secretary and    Since 2003. Serves at    Vice President and Associate General  None
Kelley (48)           Chief Legal      the discretion of the    Counsel of Pioneer since January
                      Officer          Board.                   2008; Secretary and Chief Legal
                                                                Officer of all of the Pioneer Funds
                                                                since June 2010; Assistant Secretary
                                                                of all of the Pioneer Funds from
                                                                September 2003 to May 2010; and Vice
                                                                President and Senior Counsel of
                                                                Pioneer from July 2002 to December
                                                                2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan     Assistant        Since 2010. Serves at    Fund Governance Director of Pioneer   None
(51)                  Secretary        the discretion of the    since December 2006 and Assistant
                                       Board.                   Secretary of all the Pioneer Funds
                                                                since June 2010; Manager - Fund
                                                                Governance of Pioneer from December
                                                                2003 to November 2006; and Senior
                                                                Paralegal of Pioneer from January
                                                                2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)     Assistant        Since 2010. Serves at    Counsel of Pioneer since June 2007    None
                      Secretary        the discretion of the    and Assistant Secretary of all the
                                       Board.                   Pioneer Funds since June 2010; and
                                                                Vice President and Counsel at State
                                                                Street Bank from October 2004 to
                                                                June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)  Treasurer and    Since 2008. Serves at    Vice President - Fund Treasury of     None
                      Chief Financial  the discretion of the    Pioneer; Treasurer of all of the
                      and Accounting   Board.                   Pioneer Funds since March 2008;
                      Officer of the                            Deputy Treasurer of Pioneer from
                      Portfolio                                 March 2004 to February 2008; and
                                                                Assistant Treasurer of all of the
                                                                Pioneer Funds from March 2004 to
                                                                February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti      Assistant        Since 2000. Serves at    Assistant Vice President - Fund       None
(47)                  Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)    Assistant        Since 2002. Serves at    Fund Accounting Manager - Fund        None
                      Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson      Assistant        Since 2009. Serves at    Fund Administration Manager - Fund    None
(33)                  Treasurer        the discretion of the    Treasury of Pioneer since November
                                       Board.                   2008; Assistant Treasurer of all of
                                                                the Pioneer Funds since January
                                                                2009; and Client Service Manager -
                                                                Institutional Investor Services at
                                                                State Street Bank from March 2003 to
                                                                March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)  Chief            Since 2010. Serves at    Chief Compliance Officer of Pioneer   None
                      Compliance       the discretion of the    and of all the Pioneer Funds since
                      Officer          Board.                   March 2010; Director of Adviser and
                                                                Portfolio Compliance at Pioneer
                                                                since October 2005; and Senior
                                                                Compliance Officer for Columbia
                                                                Management Advisers, Inc. from
                                                                October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (41)  Anti-Money       Since 2006. Serves at    Director - Transfer Agency            None
                      Laundering       the discretion of the    Compliance of Pioneer and Anti-Money
                      Officer          Board.                   Laundering Officer of all the
                                                                Pioneer funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18649-07-0213

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Fundamental Value VCT Portfolio -- Class II Shares
                         (formerly known as Pioneer Cullen Value VCT Portfolio)*

                                                                   ANNUAL REPORT

                                                               December 31, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

* Effective June 30, 2012, Pioneer Cullen Value VCT Portfolio was renamed Pioneer Fundamental Value VCT Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Fundamental Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                        10

  Notes to Financial Statements                                               14

  Report of Independent Registered Public Accounting Firm                     17

  Approval of Investment Advisory Agreement                                   19

  Trustees, Officers and Service Providers                                    22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                                                         81.2%
International Common Stocks                                                 9.4%
Depositary Receipts for International Stocks                                5.9%
Temporary Cash Investments                                                  3.5%


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of equity holdings)

Financials                                                                 27.8%
Energy                                                                     21.0%
Health Care                                                                20.5%
Information Technology                                                     10.0%
Industrials                                                                 8.6%
Materials                                                                   4.8%
Consumer Discretionary                                                      3.9%
Telecommunication Services                                                  2.0%
Consumer Staples                                                            1.4%

Five Largest Holdings
(As a percentage of equity holdings)*
  1. Chevron Corp.                                                         4.77%
  2. Pfizer, Inc.                                                          4.69
  3. Wells Fargo & Co.                                                     4.54
  4. Merck & Co, Inc.                                                      4.39
  5. Citigroup, Inc.                                                       3.89

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------

Prices and Distributions
Net Asset Value per Share                           12/31/12          12/31/11
     Class II                                        $11.79            $10.77

                                    Net
Distributions per Share             Investment    Short-Term       Long-Term
(1/1/12 - 12/31/12)                 Income        Capital Gains    Capital Gains
     Class II                       $0.1139       $-               $-

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fundamental Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index (the S&P 500) and the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Russell 1000 Value Index measures the performance of large-cap U.S. Value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                 Pioneer Fundamental
                 Value VCT Portfolio,     Russel 1000
                 Class II                 Value Index          S&P 500
3/31/2005        $10,000                  $10,000              $10,000
12/31/2005       $11,056                  $10,696              $10,721
12/31/2006       $12,951                  $13,075              $12,413
12/31/2007       $13,780                  $13,053              $13,094
12/31/2008       $ 9,296                  $ 8,243              $ 8,251
12/31/2009       $10,758                  $ 9,866              $10,435
12/31/2010       $11,754                  $11,396              $12,009
12/31/2011       $11,324                  $11,440              $12,259
12/31/2012       $12,524                  $13,443              $14,219


--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

Life-of-Class
(3/18/05)                                                                  2.85%
5 Years                                                                   -1.89%
1 Year                                                                    10.60%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Value VCT Portfolio

Based on actual returns from July 1, 2012 through December 31, 2012.

         Share Class                                                   II
         -----------------------------------------------------------------------
         Beginning Account Value on 7/1/12                        $1,000.00
         Ending Account Value on 12/31/12                         $1,047.05
         Expenses Paid During Period*                             $    5.15

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2012 through December 31, 2012.

         Share Class                                                   II
         -----------------------------------------------------------------------
         Beginning Account Value on 7/1/12                        $1,000.00
         Ending Account Value on 12/31/12                         $1,020.11
         Expenses Paid During Period*                             $    5.08

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.00% for Class II shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/ 31/ 12 4
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. Shadek, Jr., senior vice president and portfolio manager at Pioneer, and John Peckham, senior vice president, co-head of equity research and portfolio manager at Pioneer, discuss the performance of Pioneer Fundamental Value VCT Portfolio during the 12-month period ended December 31, 2012. Effective August 1, 2012, Mr. Shadek and Mr. Peckham assumed day-to-day management responsibilities for the Portfolio, replacing Cullen Capital Management LLC, which served as the Portfolio's sub-adviser and managed the Portfolio during the period between January 1, 2012, and July 31, 2012.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2012?

A: Pioneer Fundamental Value VCT Portfolio's Class II shares returned 10.60% at net asset value during the 12-month period ended December 31, 2012, while the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), returned 17.51%. During the same 12-month period, the Portfolio's former benchmark, the Standard & Poor's 500 Index+, returned 15.99%, and the average return of the 127 variable portfolios in Lipper's Large Cap Value Underlying Portfolios category was 15.71%.

Q: Could you discuss some of the changes you have made to the Portfolio since taking over management responsibilities on August 1, 2012?

A: The Portfolio owns roughly the same number of securities as it did under the previous management team, but it is now a portfolio featuring stocks with low price-to-earnings (P/E) ratios as well as different sector and regional allocations. For example, as of year-end, our changes have resulted in a deemphasis on non-U.S. names in the Portfolio. In addition, our repositioning has led to significant reductions in the number of Portfolio holdings in the consumer staples and industrials sectors, as stocks in those sectors have tended to feature high P/E multiples.

    Portfolio sector allocations that we've increased significantly since August 2012 include energy, health care and financials, where P/E ratios are lower and value opportunities are more readily available.

    As for individual holdings, we added Cisco Systems (information technology) to the Portfolio during the period. Cisco may no longer be the "hyper-growth" company it once was, but its valuation is attractive and we believe it can remain a solid double-digit performer. Cisco also has raised its dividend* in recent quarters. Other additions to the Portfolio during the period included Marathon Oil and Marathon Petroleum, consistent with our energy theme, LyondellBasell Industries (materials), and, in health care, some big pharmaceutical names, including Pfizer, which has been cutting its research and development costs as well as exiting non-core businesses such as nutrition and animal health, thus making the company a good valuation story. We believe "Big Pharma" is, in fact, one of the better valuation areas currently in the market. Also in health care, we added insurance firm Aetna to the Portfolio, as we like managed-care companies in general and we view Aetna as a solid, well-diversified firm.

+ Effective June 30, 2012, the Portfolio's benchmark changed from the Standard & Poor's 500 Index (the S&P 500) to the Russell 1000 Value Index. Pioneer believes that the Russell 1000 Value Index tracks an investment universe that is more reflective of the Portfolio's prospectus mandate than does the S&P 500. For comparison purposes, we reported performance for the S&P 500 in the Portfolio's June 30, 2012, semiannual report, and will report performance for the S&P 500 in this December 31, 2012, annual report. Effective with the Portfolio's June 30, 2013, semiannual report, returns for the S&P 500 will no longer be reported.

-------------------
*   Dividends are not guaranteed.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Q: What were some of the reasons behind the Portfolio's underperformance of the Russell Index during the 12-month period ended December 31, 2012?

A: Several factors contributed to the Portfolio's underperformance of its benchmark during the period, but stock selection in the information technology sector was the biggest detractor from relative results. In that sector, valuations have remained attractive, but the personal computer (PC) market deteriorated faster than we expected during the period. The Portfolio owned many positions in companies with PC-focused businesses, such as Microsoft, Intel and Hewlett-Packard (HP), and that made a significant dent in benchmark-relative performance. We have retained the Portfolio's positions in Intel and Microsoft because both stocks continue to trade at good valuations. In the case of Intel, we believe the company also has a good opportunity to transition away from PCs and into the mobile device market. In the case of Microsoft, we see some upside with the company's Windows 8 product--and we also don't think that PCs are going away any time soon. We sold HP because the company's turnaround story has been taking much longer to develop than previously anticipated.

    Other detractors from relative performance during the 12-month period included stock selection in financials, industrials and telecom services. In the last sector, a position in Vodafone was a large drag on Portfolio returns. We have liked Vodafone because of its large ownership stake in Verizon Wireless, but the company's fundamentals have been weaker than expected due to the economic problems plaguing Europe. We still see some value in Vodafone, although we have basically halved the Portfolio's position in the stock.

Q: What were some of the positive contributors to the Portfolio's performance during the 12-month period ended December 31, 2012, either from a sector allocation or security selection perspective?

A: Our sector bets in energy and health care paid off during the period, as benchmark-relative returns benefited from overall stock selection in those sectors as well as from the performance of new Portfolio additions such as Marathon Oil, Marathon Petroleum and Aetna. The biggest contributor to the Portfolio's relative returns during the 12-month period was a holding in Disney, which had been in the Portfolio before the management change. The company's theme parks performed well during the period, and the success of its Marvel movie franchise ("The Avengers" in particular) also drove strong returns. We exited the Portfolio's Disney position when the company's P/E ratio rose.

Q:  What is your outlook?

A: We would say the state of the U.S. economy is "fine" but not "great," and we continue to muddle through with solid, if not spectacular economic growth rates. We don't expect a "Grand Bargain" to be struck in Washington over the debt ceiling and other budgetary matters that still need to be resolved, but we do anticipate a deal that investors can live with.

    We continue to wait for risk-averse investors, many of whom abandoned stocks during the financial crisis, to come back to equities--we have begun to see a hint of such activity, but a full-fledged return to equities would be a boon for the stock market. With that said, stocks in certain sectors still have

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12                             (continued)
--------------------------------------------------------------------------------

been trading at compelling valuations, and equities in general have continued to benefit from the low-interest-rate environment that has created a situation where stocks now often exceed the yields available from many fixed-income investments.

It should be noted, however, that since the 2009 market bottom, U.S. equities have been in solidly positive territory for the past four years. Hence, we don't expect a "runaway" stock market in 2013, but we think we could see reasonable-to-good market returns even if the risk-averse investors remain on the sidelines.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Fundamental Value VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

Shares                                                                     Value
                COMMON STOCKS - 98.1%
                Energy - 20.6%
                Oil & Gas Drilling - 2.1%
      75,487    Ensco Plc                                     $        4,474,869
                                                              ------------------
                Oil & Gas Equipment &
                Services - 2.1%
     124,200    Halliburton Co.                               $        4,308,498
                                                              ------------------
                Integrated Oil & Gas - 9.8%
     152,854    BP Plc (A.D.R.)                               $        6,364,841
      89,951    Chevron Corp.                                          9,727,304
      55,030    Occidental Petroleum Corp.                             4,215,848
                                                              ------------------
                                                              $       20,307,993
                                                              ------------------
                Oil & Gas Exploration &
                Production - 3.6%
      26,632    Apache Corp.                                  $        2,090,612
     175,514    Marathon Oil Corp.                                     5,381,259
                                                              ------------------
                                                              $        7,471,871
                                                              ------------------
                Oil & Gas Refining &
                Marketing - 3.0%
     100,612    Marathon Petroleum Corp.*                     $        6,338,556
                                                              ------------------
                Total Energy                                  $       42,901,787
                                                              ------------------
                Materials - 4.8%
                Diversified Chemicals - 1.9%
      69,649    LyondellBasell Industries NV                  $        3,976,261
                                                              ------------------
                Fertilizers & Agricultural
                Chemicals - 1.3%
      46,397    The Mosaic Co.                                $        2,627,462
                                                              ------------------
                Diversified Metals &
                Mining - 1.6%
      96,799    Freeport-McMoRan Copper &
                Gold, Inc.                                    $        3,310,526
                                                              ------------------
                Total Materials                               $        9,914,249
                                                              ------------------
                Capital Goods - 6.8%
                Aerospace & Defense - 2.3%
      59,101    United Technologies Corp.                     $        4,846,873
                                                              ------------------
                Industrial Conglomerates - 2.5%
     246,600    General Electric Co.                          $        5,176,134
                                                              ------------------
                Construction & Farm
                Machinery & Heavy Trucks - 2.0%
      38,722    Cummins, Inc.                                 $        4,195,529
                                                              ------------------
                Total Capital Goods                           $       14,218,536
                                                              ------------------
                Transportation - 1.6%
                Railroads - 1.6%
     170,857    CSX Corp.                                     $        3,371,009
                                                              ------------------
                Total Transportation                          $        3,371,009
                                                              ------------------
                Media - 1.7%
                Broadcasting - 1.7%
      93,669    CBS Corp. (Class B)                           $        3,564,105
                                                              ------------------
                Total Media                                   $        3,564,105
                                                              ------------------
                Retailing - 2.2%
                Department Stores - 2.2%
     116,721    Macy's, Inc.                                  $        4,554,453
                                                              ------------------
                Total Retailing                               $        4,554,453
                                                              ------------------
                Food, Beverage & Tobacco - 1.0%
                Soft Drinks - 1.0%
      68,300    Coca-Cola Enterprises, Inc.                   $        2,167,159
                                                              ------------------
                Total Food, Beverage & Tobacco                $        2,167,159
                                                              ------------------
                Health Care Equipment
                & Services - 7.0%
                Health Care Equipment - 3.2%
     116,477    Covidien Plc                                  $        6,725,382
                                                              ------------------
                Managed Health Care - 3.8%
      84,563    Aetna, Inc.                                   $        3,915,267
      74,440    UnitedHealth Group, Inc.                               4,037,626
                                                              ------------------
                                                              $        7,952,893
                                                              ------------------
                Total Health Care Equipment
                & Services                                    $       14,678,275
                                                              ------------------
                Pharmaceuticals,
                Biotechnology & Life
                Sciences - 13.1%
                Pharmaceuticals - 13.1%
      43,800    AstraZeneca Plc (A.D.R.)                      $        2,070,426
      95,249    Johnson & Johnson, Inc.                                6,676,955
     218,680    Merck & Co., Inc.                                      8,952,759
     381,806    Pfizer, Inc.                                           9,575,694
                                                              ------------------
                                                              $       27,275,834
                                                              ------------------
                Total Pharmaceuticals,
                Biotechnology & Life Sciences                 $       27,275,834
                                                              ------------------
                Banks - 6.4%
                Diversified Banks - 4.5%
     271,318    Wells Fargo & Co.                             $        9,273,649
                                                              ------------------
                Regional Banks - 1.9%
      68,640    PNC Financial Services Group, Inc.            $        4,002,398
                                                              ------------------
                Total Banks                                   $       13,276,047
                                                              ------------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
                Diversified Financials - 14.7%
                Other Diversified Financial
                Services - 7.6%
     200,653    Citigroup, Inc.                               $        7,937,833
     177,158    JPMorgan Chase & Co.                                   7,789,637
                                                              ------------------
                                                              $       15,727,470
                                                              ------------------
                Consumer Finance - 4.9%
      90,654    Capital One Financial Corp.                   $        5,251,586
     129,489    Discover Financial Services, Inc.                      4,991,801
                                                              ------------------
                                                              $       10,243,387
                                                              ------------------
                Investment Banking &
                Brokerage - 2.2%
      35,615    The Goldman Sachs Group, Inc.                 $        4,543,049
                                                              ------------------
                Total Diversified Financials                  $       30,513,906
                                                              ------------------
                Insurance - 6.3%
                Life & Health Insurance - 2.5%
      52,719    Aflac, Inc.                                   $        2,800,433
      69,300    MetLife, Inc.                                          2,282,742
                                                              ------------------
                                                              $        5,083,175
                                                              ------------------
                Property & Casualty
                Insurance - 3.8%
      61,005    ACE, Ltd.                                     $        4,868,199
      77,100    The Allstate Corp.                                     3,097,107
                                                              ------------------
                                                              $        7,965,306
                                                              ------------------
                Total Insurance                               $       13,048,481
                                                              ------------------
                Software & Services - 5.4%
                Systems Software - 5.4%
     239,473    Microsoft Corp.                               $        6,401,113
     142,845    Oracle Corp.                                           4,759,595
                                                              ------------------
                                                              $       11,160,708
                                                              ------------------
                Total Software & Services                     $       11,160,708
                                                              ------------------
                Technology Hardware &
                Equipment - 3.4%
                Communications Equipment - 2.3%
     242,777    Cisco Systems, Inc.                           $        4,770,568
                                                              ------------------
                Computer Hardware - 1.1%
       4,200    Apple, Inc.                                   $        2,238,726
                                                              ------------------
                Total Technology Hardware
                & Equipment                                   $        7,009,294
                                                              ------------------
                Semiconductors &
                Semiconductor Equipment - 1.1%
                Semiconductors - 1.1%
     113,012    Intel Corp.                                   $        2,331,438
                                                              ------------------
                Total Semiconductors &
                Semiconductor Equipment                       $        2,331,438
                                                              ------------------
                Telecommunication
                Services - 2.0%
                Wireless Telecommunication
                Services - 2.0%
     163,264    Vodafone Group Plc (A.D.R.)                   $        4,112,620
                                                              ------------------
                Total Telecommunication
                Services                                      $        4,112,620
                                                              ------------------
                TOTAL COMMON STOCKS
                (Cost $192,912,914)                           $      204,097,901
                                                              ------------------

Principal
Amount ($)
                TEMPORARY CASH
                INVESTMENT - 3.3%
                Repurchase Agreement - 3.3%
   6,990,000    Bank of Nova Scotia, Inc., 0.18%,
                dated 12/31/12, repurchase price
                of $6,990,000 plus accrued interest
                on 1/2/13 collateralized by
                $7,129,966 U.S. Treasury Notes,
                0.75%, 6/30/17                                $        6,990,000
                                                              ------------------
                TOTAL TEMPORARY CASH
                INVESTMENT
                (Cost $6,990,000)                             $        6,990,000
                                                              ------------------
                TOTAL INVESTMENT IN
                SECURITIES - 101.4%
                (Cost $199,902,914) (a)                             $211,087,901
                                                              ------------------

                OTHER ASSETS &
                LIABILITIES - (1.4)%                          $      (2,965,402)
                                                              ------------------
                TOTAL NET ASSETS - 100.0%                     $      208,122,499
                                                              ==================

*           Non-income producing security.

(A.D.R.)    American Depositary Receipt.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $200,381,516 was as follows:

                       Aggregate gross unrealized gain for all investments
                        in which there is an excess of value over tax cost        $13,938,128
                       Aggregate gross unrealized loss for all investments
                        in which there is an excess of tax cost over value         (3,231,743)
                                                                                  -----------
                       Net unrealized gain                                        $10,706,385
                                                                                  ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $185,986,207 and $141,249,816, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's investments:

                             Level 1         Level 2     Level 3         Total
Common Stocks             $204,097,901      $       --   $    --    $204,097,901
Repurchase Agreement                --       6,990,000        --       6,990,000
                          ------------      ----------   -------    ------------
  Total                   $204,097,901      $6,990,000   $    --    $211,087,901
                          ============      ==========   =======    ============

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended    Year Ended    Year Ended      Year Ended
                                                             12/31/12       12/31/11      12/31/10      12/31/09        12/31/08
Class II
Net asset value, beginning of period                         $  10.77       $  11.26       $  10.37      $  9.03         $ 13.56
                                                             --------       --------       --------      -------         -------
Increase (decrease) from investment operations:
    Net investment income (loss)                             $   0.17       $   0.12       $   0.08      $ (0.03)(b)     $  0.17
    Net realized and unrealized gain (loss) on investments       0.96          (0.53)          0.87         1.44           (4.54)
                                                             --------       --------       --------      -------         -------
       Net increase (decrease) from investment operations    $   1.13       $  (0.41)      $   0.95      $  1.41         $ (4.37)
Distributions to shareowners:
    Net investment income                                       (0.11)         (0.08)         (0.06)       (0.07)          (0.16)
    Net realized gain                                              --             --             --           --            0.00(a)
                                                             --------       --------       --------      -------         -------
Net increase (decrease) in net asset value                   $   1.02       $  (0.49)      $   0.89      $  1.34         $ (4.53)
                                                             --------       --------       --------      -------         -------
Net asset value, end of period                               $  11.79       $  10.77       $  11.26      $ 10.37         $  9.03
                                                             ========       ========       ========      =======         =======
Total return*                                                   10.60%         (3.66)%         9.26%       15.73%         (32.54)%
Ratio of net expenses to average net assets+                     1.00%          1.00%          1.00%        1.00%           1.00%
Ratio of net investment income to average net assets+            1.78%          1.48%          1.10%        1.36%           1.52%
Portfolio turnover rate                                            74%            18%            21%          21%             31%
Net assets, end of period (in thousands)                     $208,122       $155,712       $113,821      $68,132         $14,708
Ratios assuming no waiver of fees and assumption of
    expenses by the Adviser and no reduction for
    fees paid indirectly:
    Total expenses                                               1.03%          1.04%          1.09%        1.20%           1.55%
    Net investment income                                        1.74%          1.44%          1.01%        1.16%           0.97%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)   Amount rounds to less than one cent per share.

(b) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.

+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $199,902,914)                      $211,087,901
  Cash                                                                   880,101
  Receivables --
     Portfolio shares sold                                               299,088
     Dividends                                                           341,210
     Interest                                                                 35
  Due from Pioneer Investment Management, Inc.                            16,152
  Prepaid expenses                                                           198
                                                                    ------------
         Total assets                                               $212,624,685
                                                                    ------------

LIABILITIES:
   Payables --
     Investment securities purchased                                $  4,425,400
     Portfolio shares repurchased                                          6,253
   Due to affiliates                                                      41,235
   Accrued expenses                                                       29,298
                                                                    ------------
         Total liabilities                                          $  4,502,186
                                                                    ------------

NET ASSETS:
  Paid-in capital                                                   $184,602,594
  Undistributed net investment income                                  3,433,895
  Accumulated net realized gain on investments                         8,901,023
  Net unrealized gain on investments                                  11,184,987
                                                                    ------------
        Total net assets                                            $208,122,499
                                                                    ============

NET ASSET VALUE PER SHARE:
No par value, unlimited number of shares authorized)
   Class II (based on $208,122,499/17,646,577 shares)               $      11.79
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $152,092)                                $5,337,282
  Interest                                                                                 26,900
                                                                                       ----------
        Total investment income                                                                     $ 5,364,182
                                                                                                    -----------
EXPENSES:
  Management fees                                                                      $1,350,104
  Transfer agent fees                                                                       1,500
  Distribution fees                                                                       482,180
  Administrative reimbursements                                                            56,157
  Custodian fees                                                                           11,369
  Professional fees                                                                        56,445
  Printing expense                                                                         14,235
  Fees and expenses of nonaffiliated Trustees                                               7,442
  Miscellaneous                                                                             9,418
                                                                                       ----------
     Total expenses                                                                                 $ 1,988,850
     Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                    (59,809)
                                                                                                    -----------
     Net expenses                                                                                   $ 1,929,041
                                                                                                    -----------
         Net investment income                                                                      $ 3,435,141
                                                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                                  $12,054,930
                                                                                                    -----------
  Change in net unrealized gain on investments                                                      $ 2,761,562
                                                                                                    -----------
  Net gain on investments                                                                           $14,816,492
                                                                                                    -----------
  Net increase in net assets resulting from operations                                              $18,251,633
                                                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      Year Ended          Year Ended
                                                                                       12/31/12            12/31/11
FROM OPERATIONS:
Net investment income                                                                 $  3,435,141       $  1,965,695
Net realized gain (loss) on investments                                                 12,054,930         (1,256,192)
Change in net unrealized gain (loss) on investments                                      2,761,562         (6,078,301)
                                                                                      ------------       ------------
     Net increase (decrease) in net assets resulting from operations                  $ 18,251,633       $ (5,368,798)
                                                                                      ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class II ($0.11 and $0.08 per share, respectively)                              $ (1,965,970)      $   (947,728)
                                                                                      ------------       ------------
         Total distributions to shareowners                                           $ (1,965,970)      $   (947,728)
                                                                                      ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      $ 42,842,649       $ 53,931,657
Reinvestment of distributions                                                            1,965,970            947,728
Cost of shares repurchased                                                              (8,683,412)        (6,671,843)
                                                                                      ------------       ------------
     Net increase in net assets resulting from Portfolio share transactions           $ 36,125,207       $ 48,207,542
                                                                                      ------------       ------------
     Net increase in net assets                                                       $ 52,410,870       $ 41,891,016
NET ASSETS:
Beginning of year                                                                      155,711,629        113,820,613
                                                                                      ------------       ------------
End of year                                                                           $208,122,499       $155,711,629
                                                                                      ============       ============
Undistributed net investment income                                                   $  3,433,895       $  1,964,724
                                                                                      ============       ============

                                               '12 Shares         '12 Amount          '11 Shares       '11 Amount
CLASS II
Shares sold                                     3,760,035         $42,842,649         4,868,925         $53,931,657
Reinvestment of distributions                     177,916           1,965,970            83,500             947,728
Less shares repurchased                          (755,875)         (8,683,412)         (595,994)         (6,671,843)
                                                ----------         -----------        ---------         -----------
     Net increase                               3,182,076         $36,125,207         4,356,431         $48,207,542
                                                ==========        ===========         =========         ===========

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fundamental Value VCT Portfolio, formerly Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At December 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolio did not have any interest and

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                    2012                 2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                    $ 1,965,970     $       947,728
                                   -----------     ---------------
   Total distributions             $ 1,965,970     $       947,728
                                   ===========     ===============
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income      $ 3,433,895
Undistributed long-term gain         9,379,625
Net unrealized appreciation         10,706,385
                                   -----------
   Total                           $23,519,905
                                   ===========

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.  Portfolio Shares

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Distribution fees are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.  Risks

    Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

Prior to August 1, 2012, Cullen Capital Management LLC served as the Portfolio's subadviser.

PIM, and not the Portfolio, paid a portion of the fee it received from the Portfolio to Cullen Capital Management LLC as compensation for Cullen's subadvisory services to the Portfolio.

On August 7, 2012 PIM assumed responsibility for day-to-day management of the Portfolio.

Through May 1, 2013, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. Fees waived and expenses reimbursed during the year ended December 31, 2012, are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,513 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $118 in transfer agent fees payable to PIMSS at December 31, 2012.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,604 in distribution fees payable to PFD at December 31, 2012.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Fundamental Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fundamental Value VCT Portfolio (formerly, Pioneer Cullen Value VCT Portfolio) (one of the portfolios constituting the Pioneer Variable Contracts Trust) as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fundamental Value VCT Portfolio (formerly, Pioneer Cullen Value VCT Portfolio) (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the for each of five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

ADDITIONAL INFORMATION (unaudited)
Subsequent Event

The Board of Trustees of Pioneer Fundamental Value VCT Portfolio has approved certain changes to the Portfolio's investment objective, strategies and portfolio management. The changes are effective as of May 1, 2013. The Portfolio will be renamed Pioneer Disciplined Value Vct Portfolio.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fundamental Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2012, in the fifth quintile of its Morningstar category for the three year period ended June 30, 2012, and in the third quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that PIM assumed direct responsibility for the day-to-day management of the Portfolio effective August 1, 2012. The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken in an effort to improve the performance of the Portfolio, including PIM's assumption of direct responsibility for the day-to-day management of the Portfolio. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees also compared the expense ratio of the Portfolio with the funds in the Portfolio's Morningstar peer group, and noted that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Morningstar category. The Trustees noted the Portfolio's small asset size compared to most of the other funds in its peer group. The Trustees considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio. The Trustees also noted the small size of the Portfolio's peer group. The Trustees also noted that the Portfolio's expense ratio was less than one basis point higher than the median expense ratio of its Strategic Insight peer group.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Fundamental Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Fundamental Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITION HELD     LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST    AND TERM OF OFFICE        PRINCIPAL OCCUPATION                 HELD BY THIS TRUSTEE
Thomas J. Perna (62)    Chairman of the   Trustee since 2006.       Chairman and Chief Executive         Director, Broadridge
                        Board and         Serves until a successor  Officer, Quadriserv, Inc.            Financial Solutions,
                        Trustee           trustee is elected or     (technology products for securities  Inc. (investor
                                          earlier retirement or     lending industry) (2008 - present);  communications and
                                          removal.                  private investor (2004 - 2008); and  securities processing
                                                                    Senior Executive Vice President,     provider for financial
                                                                    The Bank of New York (financial and  services industry) (2009
                                                                    securities services) (1986 - 2004)   - present); Director,
                                                                                                         Quadriserv, Inc. (2005 -
                                                                                                         present); and
                                                                                                         Commissioner, New Jersey
                                                                                                         State Civil Service
                                                                                                         Commission (2011 -
                                                                                                         present)
====================================================================================================================================
David R. Bock (69)      Trustee           Trustee since 2005.       Managing Partner, Federal City       Director of Enterprise
                                          Serves until a successor  Capital Advisors (corporate          Community Investment,
                                          trustee is elected or     advisory services company) (1997 -   Inc. (privately held
                                          earlier retirement or     2004 and 2008 - present); Interim    affordable housing
                                          removal.                  Chief Executive Officer, Oxford      finance company) (1985 -
                                                                    Analytica, Inc. (privately held      2010); Director of
                                                                    research and consulting company)     Oxford Analytica, Inc.
                                                                    (2010); Executive Vice President     (2008 - present);
                                                                    and Chief Financial Officer,         Director of The Swiss
                                                                    I-trax, Inc. (publicly traded        Helvetia Fund, Inc.
                                                                    health care services company) (2004  (closed-end fund) (2010
                                                                    - 2007); and Executive Vice          - present); and Director
                                                                    President and Chief Financial        of New York Mortgage
                                                                    Officer, Pedestal Inc.               Trust (publicly traded
                                                                    (internet-based mortgage trading     mortgage REIT) (2004 -
                                                                    company) (2000 - 2002)               2009, 2012 - present)
====================================================================================================================================
Benjamin M. Friedman    Trustee           Trustee since 2008.       William Joseph Maier Professor of    Trustee, Mellon
(68)                                      Serves until a successor  Political Economy, Harvard           Institutional Funds
                                          trustee is elected or     University (1972 - present)          Investment Trust and
                                          earlier retirement or                                          Mellon Institutional
                                          removal.                                                       Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios
                                                                                                         in fund complex)
                                                                                                         (1989-2008)
====================================================================================================================================

Pioneer Fundamental Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITION HELD    LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST   AND TERM OF OFFICE           PRINCIPAL OCCUPATION            HELD BY THIS TRUSTEE
Margaret B.W. Graham    Trustee          Trustee since 2000. Serves   Founding Director, Vice         None
(65)                                     until a successor trustee    President and Corporate
                                         is elected or earlier        Secretary, The Winthrop Group,
                                         retirement or removal.       Inc. (consulting firm)
                                                                      (1982-present); Desautels
                                                                      Faculty of Management, McGill
                                                                      University (1999 - present);
                                                                      and Manager of Research
                                                                      Operations and Organizational
                                                                      Learning, Xerox PARC, Xerox's
                                                                      advance research center
                                                                      (1990-1994)
====================================================================================================================================
Marguerite A. Piret     Trustee          Trustee since 1995. Serves   President and Chief Executive   Director of New America High
(64)                                     until a successor trustee    Officer, Newbury, Piret &       Income Fund, Inc.
                                         is elected or earlier        Company, Inc. (investment       (closed-end investment
                                         retirement or removal.       banking firm) (1981 - present)  company) (2004 - present);
                                                                                                      and member, Board of
                                                                                                      Governors, Investment
                                                                                                      Company Institute
                                                                                                      (2000 - 2006)
====================================================================================================================================
Stephen K. West (84)    Trustee          Trustee since 2008. Serves   Senior Counsel, Sullivan &      Director, The Swiss Helvetia
                                         until a successor trustee    Cromwell LLP (law firm) (1998 - Fund, Inc. (closed-end
                                         is elected or earlier        present); and Partner, Sullivan investment company); and
                                         retirement or removal.       & Cromwell LLP (prior to 1998)  Director, Invesco, Ltd.
                                                                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                     POSITION HELD        LENGTH OF SERVICE AND                                        OTHER DIRECTORSHIPS
NAME AND AGE         WITH THE TRUST       TERM OF OFFICE              PRINCIPAL OCCUPATION             HELD BY THIS TRUSTEE
John F. Cogan, Jr.   Trustee, President   Trustee since 1994. Serves  Non-Executive Chairman and a     None
(86)*                and Chief            until a successor trustee   director of Pioneer Investment
                     Executive Officer    is elected or earlier       Management USA Inc.
                     of the Portfolio     retirement or removal.      ("PIM-USA"); Chairman and a
                                                                      director of Pioneer; Chairman
                                                                      and Director of Pioneer
                                                                      Institutional Asset Management,
                                                                      Inc. (since 2006); Director of
                                                                      Pioneer Alternative Investment
                                                                      Management Limited (Dublin)
                                                                      (until October 2011); President
                                                                      and a director of Pioneer
                                                                      Alternative Investment
                                                                      Management (Bermuda) Limited
                                                                      and affiliated funds; Deputy
                                                                      Chairman and a director of
                                                                      Pioneer Global Asset Management
                                                                      S.p.A. ("PGAM") (until April
                                                                      2010); Director of Nano-C, Inc.
                                                                      (since 2003); Director of Cole
                                                                      Management Inc. (2004 - 2011);
                                                                      Director of Fiduciary
                                                                      Counseling, Inc. (until
                                                                      December 2011); President of
                                                                      all of the Pioneer Funds; and
                                                                      Retired Partner, Wilmer Cutler
                                                                      Pickering Hale and Dorr LLP
====================================================================================================================================
Daniel K. Kingsbury  Trustee and          Trustee since 2007. Serves  Director, CEO and President of   None
(54)*                Executive Vice       until a successor trustee   PIM-USA (since February 2007);
                     President            is elected or earlier       Director and President of
                                          retirement or removal.      Pioneer and Pioneer
                                                                      Institutional Asset Management,
                                                                      Inc. (since February 2007);
                                                                      Executive Vice President of all
                                                                      of the Pioneer Funds (since
                                                                      March 2007); Director of PGAM
                                                                      (2007 - 2010); Head of New
                                                                      Europe Division, PGAM (2000 -
                                                                      2005); and Head of New Markets
                                                                      Division, PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Fundamental Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                       POSITION HELD        LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST       AND TERM OF OFFICE         PRINCIPAL OCCUPATION              HELD BY THIS OFFICER
Christopher J. Kelley  Secretary and        Since 2003. Serves at the  Vice President and Associate      None
(48)                   Chief Legal          discretion of the Board.   General Counsel of Pioneer since
                       Officer                                         January 2008; Secretary and
                                                                       Chief Legal Officer of all of
                                                                       the Pioneer Funds since June
                                                                       2010; Assistant Secretary of all
                                                                       of the Pioneer Funds from
                                                                       September 2003 to May 2010; and
                                                                       Vice President and Senior
                                                                       Counsel of Pioneer from July
                                                                       2002 to December 2007
====================================================================================================================================
Carol B. Hannigan      Assistant            Since 2010. Serves at the  Fund Governance Director of       None
(51)                   Secretary            discretion of the Board.   Pioneer since December 2006 and
                                                                       Assistant Secretary of all the
                                                                       Pioneer Funds since June 2010;
                                                                       Manager - Fund Governance of
                                                                       Pioneer from December 2003 to
                                                                       November 2006; and Senior
                                                                       Paralegal of Pioneer from
                                                                       January 2000 to November 2003
====================================================================================================================================
Thomas Reyes (50)      Assistant            Since 2010. Serves at the  Counsel of Pioneer since June     None
                       Secretary            discretion of the Board.   2007 and Assistant Secretary of
                                                                       all the Pioneer Funds since June
                                                                       2010; and Vice President and
                                                                       Counsel at State Street Bank
                                                                       from October 2004 to June 2007
====================================================================================================================================
Mark E. Bradley (53)   Treasurer and        Since 2008. Serves at the  Vice President - Fund Treasury    None
                       Chief Financial      discretion of the Board.   of Pioneer; Treasurer of all of
                       and Accounting                                  the Pioneer Funds since March
                       Officer of the                                  2008; Deputy Treasurer of
                       Portfolio                                       Pioneer from March 2004 to
                                                                       February 2008; and Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds from March 2004 to
                                                                       February 2008
====================================================================================================================================
Luis I. Presutti (47)  Assistant            Since 2000. Serves at the  Assistant Vice President - Fund   None
                       Treasurer            discretion of the Board.   Treasury of Pioneer; and
                                                                       Assistant Treasurer of all of
                                                                       the Pioneer Funds
====================================================================================================================================
Gary Sullivan (54)     Assistant            Since 2002. Serves at the  Fund Accounting Manager - Fund    None
                       Treasurer            discretion of the Board.   Treasury of Pioneer; and
                                                                       Assistant Treasurer of all of
                                                                       the Pioneer Funds
====================================================================================================================================
David F. Johnson (33)  Assistant            Since 2009. Serves at the  Fund Administration Manager -     None
                       Treasurer            discretion of the Board.   Fund Treasury of Pioneer since
                                                                       November 2008; Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds since January 2009; and
                                                                       Client Service Manager -
                                                                       Institutional Investor Services
                                                                       at State Street Bank from March
                                                                       2003 to March 2007
====================================================================================================================================
Jean M. Bradley (60)   Chief Compliance     Since 2010. Serves at the  Chief Compliance Officer of       None
                       Officer              discretion of the Board.   Pioneer and of all the Pioneer
                                                                       Funds since March 2010; Director
                                                                       of Adviser and Portfolio
                                                                       Compliance at Pioneer since
                                                                       October 2005; and Senior
                                                                       Compliance Officer for Columbia
                                                                       Management Advisers, Inc. from
                                                                       October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (41)   Anti-Money           Since 2006. Serves at the  Director - Transfer Agency        None
                       Laundering           discretion of the Board.   Compliance of Pioneer and
                       Officer                                         Anti-Money Laundering Officer of
                                                                       all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.
                                                                              27

                           This page for your notes.
28

                           This page for your notes.
                                                                              29

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18678-07-0213

                                                          [LOGO] PIONEER
                                                                 Investments(R)

                                               PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Growth Opportunities VCT Portfolio -- Class I Shares

                                                                  ANNUAL REPORT

                                                              December 31, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       11

  Notes to Financial Statements                                              15

  Report of Independent Registered Public Accounting Firm                    18

  Approval of Investment Advisory Agreement                                  20

  Trustees, Officers and Service Providers                                   23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                                                         95.1%
International Common Stocks                                                 3.9%
Depository Receipts for International Stocks                                1.0%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of equity holdings)

Health Care                                                                23.0%
Information Technology                                                     20.7%
Industrials                                                                16.4%
Consumer Discretionary                                                     14.4%
Energy                                                                     10.8%
Materials                                                                   5.9%
Financials                                                                  5.2%
Consumer Staples                                                            3.6%

Five Largest Holdings
(As a percentage of equity holdings)*

  1  Cabot Oil & Gas Corp.                                                 2.52%
  2. Jazz Pharmaceuticals Plc                                              2.10
  3. WR Grace & Co.                                                        1.78
  4. Quidel Corp.                                                          1.75
  5. Salix Pharmaceuticals, Ltd.                                           1.70

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                             12/31/12       12/31/11
      Class I                                           $24.07         $22.49

                                       Net
Distributions per Share                Investment   Short-Term     Long-Term
(1/1/12 - 12/31/12)                    Income       Capital Gains  Capital Gains
   Class I                             $  -         $  -           $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                       Pioneer Growth
                       Opportunities VCT       Russelll 2000
                       Portfolio, Class I      Growth Index
12/31/2002             $      10,000           $    10,000
12/31/2003             $      14,294           $    14,854
12/31/2004             $      17,485           $    16,979
12/31/2005             $      18,654           $    17,685
12/31/2006             $      19,699           $    20,045
12/31/2007             $      18,938           $    21,457
12/31/2008             $      12,217           $    13,188
12/31/2009             $      17,661           $    17,733
12/31/2010             $      21,232           $    22,891
12/31/2011             $      20,753           $    22,226
12/31/2012             $      22,211           $    25,468

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
                                                                         Class I
--------------------------------------------------------------------------------
10 Years                                                                   8.31%
5 Years                                                                    3.24%
1 Year                                                                     7.02%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (division) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from July 1, 2012, through December 31, 2012.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/12                                      $1,000.00
Ending Account Value on 12/31/12                                       $  992.95
Expenses Paid During Period*                                           $    4.26

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012, through December 31, 2012.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/12                                      $1,000.00
Ending Account Value on 12/31/12                                       $1,020.86
Expenses Paid During Period*                                           $    4.32

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.85% for Class I shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12
--------------------------------------------------------------------------------

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brian Stack discusses the factors that influenced the performance of Pioneer Growth Opportunities VCT Portfolio during the 12-month period ended December 31, 2012. Mr. Stack, senior vice president and portfolio manager at Pioneer, is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2012?

A: Pioneer Growth Opportunities VCT Portfolio Class I shares returned 7.02% at net asset value during the 12-month period ended December 31, 2012, while the Portfolio's benchmark, the Russell 2000 Growth Index (the Russell Index), returned 14.59%. During the same period, the average return of the 103 variable portfolios in Lipper's Small-Cap Growth Underlying Portfolios category was 14.09%.

Q: How would you characterize the market environment within the Portfolio's investable universe during the 12 months ended December 31, 2012, and how did the environment affect the Portfolio's performance?

A: The past fiscal year was a challenging time for us in managing the Portfolio, as the stock selection process we employ turned out to be not very well- suited to the broader market environment which prevailed during the 12-month period.

      We employ a "growth at a reasonable price" (GARP) discipline in managing the Portfolio. GARP targets what we believe to be attractively priced companies with above-average growth potential, defensible business models, solid competitive positions, and innovative products or other growth drivers that can prevail even in an uncertain economic environment. The GARP approach did not work out particularly well for the Portfolio over the past year, but we still believe it to be an effective investment approach over the long term.

      Within the small-cap space in particular, the 12-month period was characterized by the outperformance of slower-growing firms with higher levels of leverage on their balance sheets, while companies with faster-growing earnings and what we believed to be better overall fundamentals lagged the overall small-cap market. The latter, underperforming group of companies was where we chose to invest the Portfolio's assets during the 12-month period.

Q: What specific holdings hurt the Portfolio's performance the most during the 12-month period ended December 31, 2012?

A: Our stock selection process for the Portfolio was least effective in the information technology sector. The Portfolio's underweight in real estate investment trusts (REITs) also weighed on relative performance, as did not owning some early-stage biotechnology stocks that benefited from either the release of positive clinical data or new drug approvals from the Food and Drug Administration (FDA).

      The holdings that detracted the most from the Portfolio's performance during the 12-month period were Spirit AeroSystems, a manufacturer of commercial fuselages and wing systems; the mall-based retailer Express; and the specialty pharmaceutical company Questcor Pharmaceuticals. We ultimately sold all three stocks from the Portfolio.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

Q: Which of your investment decisions aided the Portfolio's performance during the 12-month period ended December 31, 2012?

A: Health care was home to a number of the Portfolio's leading individual contributors during the past year ended December 31, 2012. The Portfolio's top performer was a position in Catalyst Health Solutions, which was acquired by SXC Health Solutions. We held on to the Portfolio's stake in the combined company, now called Catamaran Corporation, and that further helped performance as the stock continued to gain ground following the merger. We sold the Portfolio's position in Catamaran once the stock reached our price target.

      The Portfolio also benefitted from very strong stock selection in the energy sector during the 12-month period. One reason for the strong showing in that group was the Portfolio's position in Cabot Oil & Gas. Cabot, a low-cost producer of natural gas, features the best production growth profile in the industry. The company has shown the ability to grow even with the currently depressed price of natural gas, and we believe it can continue to do so as the natural gas market experiences slowly improving pricing resulting from increased demand and limited production growth. Cabot remains a top holding in the Portfolio.

Q: Broadly speaking, how was the Portfolio positioned as of December 31, 2012?

A: Keeping in mind that the Portfolio's sector weights are a residual effect of our bottom-up stock-selection process, energy was the Portfolio's largest sector overweight relative to the Russell Index benchmark as of year-end, followed by health care and materials. The Portfolio's overweight in energy stems mainly from positions in natural gas stocks. The natural gas industry as a whole has suffered weak performance in recent years due to an unfavorable balance of supply and demand, which has acted as a drag on the commodity. If the price of natural gas begins to recover, the Portfolio's companies in the sector stand to benefit. We expect that longer-term demand for natural gas will be boosted by the development of an export market for the commodity, and by increased domestic demand from utilities and U.S. manufacturers. Consumer stocks, financials, and industrials represented the Portfolio's largest sector-relative underweights as of year-end.

      Consumer companies performed very well in 2012, and many stocks in the group enter 2013 with what we believe to be elevated valuations, even as higher tax rates and continued uncertainty in the job market threaten consumer spending.

Q:    How would you characterize your outlook?

A: We are maintaining our focus on adding value to the Portfolio through individual stock selection. While 2012 was a difficult year for the Portfolio in terms of benchmark-relative performance, we believe investors will begin looking past broad, macroeconomic factors and return their focus to individual stock fundamentals in the year ahead. While it can be difficult to outperform in a momentum-driven market, we believe, ultimately, that stocks of companies with consistent earnings and reasonable valuations will be rewarded. We believe the Portfolio is well-positioned to build on its long-term track record in the months and years ahead.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12                             (continued)
--------------------------------------------------------------------------------

Please refer to the Schedule of Investments on pages 7 to 10 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that the market forecast discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

    Shares                                                                 Value
             COMMON STOCKS - 99.3%
             Energy - 10.8%
             Oil & Gas Equipment & Services - 1.4%
    50,264   Basic Energy Services, Inc. *                       $       573,512
    16,900   Dresser-Rand Group, Inc. *                                  948,766
                                                                 ---------------
                                                                 $     1,522,278
                                                                 ---------------
             Oil & Gas Exploration & Production - 8.4%
    16,400   Bonanza Creek Energy, Inc.*                         $       455,756
    55,325   Cabot Oil & Gas Corp.                                     2,751,866
    22,200   Cobalt International Energy, Inc.*                          545,232
    70,332   Comstock Resources, Inc.*                                 1,064,123
   115,600   EXCO Resources, Inc.*                                       782,612
    33,900   Gulfport Energy Corp.*                                    1,295,658
    53,700   McMoRan Exploration Co.*                                    861,885
    26,300   Oasis Petroleum, Inc.*                                      836,340
    21,600   Trilogy Energy Corp.                                        633,208
                                                                 ---------------
                                                                 $     9,226,680
                                                                 ---------------
             Oil & Gas Storage & Transportation - 0.5%
    14,800   SemGroup Corp.*                                     $       578,384
                                                                 ---------------
             Coal & Consumable Fuels - 0.5%
    79,496   Arch Coal, Inc.                                     $       581,911
                                                                 ---------------
             Total Energy                                        $    11,909,253
                                                                 ---------------
             Materials - 5.9%
             Commodity Chemicals - 0.8%
    10,700   Westlake Chemical Corp.                             $       848,510
                                                                 ---------------
             Specialty Chemicals - 3.0%
   116,000   Flotek Industries, Inc.*                            $     1,415,200
    28,900   WR Grace & Co.*                                           1,942,947
                                                                 ---------------
                                                                 $     3,358,147
                                                                 ---------------
             Construction Materials - 2.1%
    22,500   Eagle Materials, Inc.                               $     1,316,250
    19,400   Vulcan Materials Co.                                      1,009,770
                                                                 ---------------
                                                                 $     2,326,020
                                                                 ---------------
             Total Materials                                     $     6,532,677
                                                                 ---------------
             Capital Goods - 6.5%
             Construction & Engineering - 1.7%
   124,600   Great Lakes Dredge & Dock Corp.                     $     1,112,678
    24,000   KBR, Inc.                                                   718,080
                                                                 ---------------
                                                                 $     1,830,758
                                                                 ---------------
             Construction & Farm Machinery
             & Heavy Trucks - 2.4%
    24,400   Joy Global, Inc.                                    $     1,556,232
    70,200   The Manitowoc Co., Inc.                                   1,100,736
                                                                 ---------------
                                                                 $     2,656,968
                                                                 ---------------
             Industrial Machinery - 2.4%
    22,700   Chart Industries, Inc.*                             $     1,513,409
    29,224   Kennametal, Inc.                                          1,168,960
                                                                 ---------------
                                                                 $     2,682,369
                                                                 ---------------
             Total Capital Goods                                 $     7,170,095
                                                                 ---------------
             Commercial Services & Supplies - 5.0%
             Diversified Support Services - 1.5%
    50,400   Mobile Mini, Inc.*                                  $     1,049,832
    60,500   Performant Financial Corp.*                                 611,050
                                                                 ---------------
                                                                 $     1,660,882
                                                                 ---------------
             Human Resource & Employment
             Services - 2.8%
    83,004   On Assignment, Inc.*                                $     1,683,321
    77,000   WageWorks, Inc.*                                          1,370,600
                                                                 ---------------
                                                                 $     3,053,921
                                                                 ---------------
             Research & Consulting Services - 0.7%
     9,006   CoStar Group, Inc.*                                 $       804,866
                                                                 ---------------
             Total Commercial Services
             & Supplies                                          $     5,519,669
                                                                 ---------------
             Transportation - 4.8%
             Air Freight & Logistics - 1.0%
    64,800   XPO Logistics, Inc.*                                $     1,126,224
                                                                 ---------------
             Airlines - 2.6%
    23,000   Alaska Air Group, Inc.*                             $       991,070
    10,449   Allegiant Travel Co.                                        767,061
    82,100   US Airways Group, Inc.*                                   1,108,350
                                                                 ---------------
                                                                 $     2,866,481
                                                                 ---------------
             Trucking - 1.2%
   144,500   Swift Transportation Co.*                           $     1,317,840
                                                                 ---------------
             Total Transportation                                $     5,310,545
                                                                 ---------------
             Consumer Durables & Apparel - 6.3%
             Home Furnishings - 0.8%
    32,600   Ethan Allen Interiors, Inc.                         $       838,146
                                                                 ---------------
             Homebuilding - 0.7%
    21,300   Lennar Corp.                                        $       823,671
                                                                 ---------------
             Housewares & Specialties - 0.7%
    12,200   Tupperware Brands Corp.                             $       782,020
                                                                 ---------------
             Apparel, Accessories & Luxury Goods - 2.9%
    11,488   Carter's, Inc.*                                     $       639,307
    35,300   G-III Apparel Group, Ltd.*                                1,208,319
    38,300   Hanesbrands, Inc.*                                        1,371,906
                                                                 ---------------
                                                                 $     3,219,532
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                                 Value
             Footwear - 1.2%
    88,576   Crocs, Inc.*                                        $     1,274,609
                                                                 ---------------
             Total Consumer Durables
             & Apparel                                           $     6,937,978
                                                                 ---------------
             Consumer Services - 2.9%
             Casinos & Gaming - 0.7%
    91,100   Scientific Games Corp.*                             $       789,837
                                                                 ---------------
             Leisure Facilities - 0.8%
    13,500   Six Flags Entertainment Corp.                       $       826,200
                                                                 ---------------
             Restaurants - 0.5%
     7,600   Buffalo Wild Wings, Inc.*                           $       553,432
                                                                 ---------------
             Education Services - 0.9%
    43,738   Grand Canyon Education, Inc.*                       $     1,026,531
                                                                 ---------------
             Total Consumer Services                             $     3,196,000
                                                                 ---------------
             Media - 1.5%
             Movies & Entertainment - 1.5%
    63,661   Cinemark Holdings, Inc.                             $     1,653,913
                                                                 ---------------
             Total Media                                         $     1,653,913
                                                                 ---------------
             Retailing - 3.6%
             Internet Retail - 0.8%
    40,560   HomeAway, Inc.*                                     $       892,320
                                                                 ---------------
             Apparel Retail - 1.3%
    18,500   Abercrombie & Fitch Co.                             $       887,445
    22,800   Francesca's Holdings Corp.*                                 591,888
                                                                 ---------------
                                                                 $     1,479,333
                                                                 ---------------
             Computer & Electronics Retail - 0.7%
    31,300   GameStop Corp.                                      $       785,317
                                                                 ---------------
             Specialty Stores - 0.8%
    14,400   Vitamin Shoppe, Inc.*                               $       825,984
                                                                 ---------------
             Total Retailing                                     $     3,982,954
                                                                 ---------------
             Food & Staples Retailing - 0.5%
             Food Retail - 0.5%
    31,203   Natural Grocers by
             Vitamin Cottage, Inc.*                              $       595,665
                                                                 ---------------
             Total Food & Staples Retailing                      $       595,665
                                                                 ---------------
             Food, Beverage & Tobacco - 2.6%
             Packaged Foods & Meats - 2.6%
    29,700   B&G Foods, Inc.                                     $       840,807
    30,800   Flowers Foods, Inc.                                         716,716
    32,000   Green Mountain Coffee Roasters, Inc.*                     1,323,520
                                                                 ---------------
                                                                 $     2,881,043
                                                                 ---------------
             Total Food, Beverage & Tobacco                      $     2,881,043
                                                                 ---------------
             Health Care Equipment & Services - 11.7%
             Health Care Equipment - 5.2%
    82,230   ABIOMED, Inc.*                                      $     1,106,816
    49,012   Conceptus, Inc.*                                          1,029,742
    58,000   DexCom, Inc.*                                               789,380
     9,585   HeartWare International, Inc.*                              804,661
    44,900   Insulet Corp.*                                              952,778
    50,700   Masimo Corp.                                              1,065,207
                                                                 ---------------
                                                                 $     5,748,584
                                                                 ---------------
             Health Care Supplies - 4.3%
    35,900   Align Technology, Inc.*                             $       996,225
    61,300   Endologix, Inc.*                                            872,912
    23,180   Haemonetics Corp.*                                          946,671
   102,600   Quidel Corp.*                                             1,915,542
                                                                 ---------------
                                                                 $     4,731,350
                                                                 ---------------
             Health Care Facilities - 1.6%
    59,200   Brookdale Senior Living, Inc.*                      $     1,498,944
   107,168   LCA-Vision, Inc.*                                           305,429
                                                                 ---------------
                                                                 $     1,804,373
                                                                 ---------------
             Managed Health Care - 0.6%
    12,400   WellCare Health Plans, Inc.*                        $       603,756
                                                                 ---------------
             Total Health Care Equipment
             & Services                                          $    12,888,063
                                                                 ---------------
             Pharmaceuticals, Biotechnology
             & Life Sciences - 11.2%
             Biotechnology - 5.1%
    74,300   Alkermes Plc*                                       $     1,376,036
    26,000   Cubist Pharmaceuticals, Inc.*                             1,093,560
    81,700   Exact Sciences Corp.*                                       865,203
   152,600   Neurocrine Biosciences, Inc.*                             1,141,448
   121,100   NPS Pharmaceuticals, Inc.*                                1,102,010
                                                                 ---------------
                                                                 $     5,578,257
                                                                 ---------------
             Pharmaceuticals - 6.1%
    79,900   Akorn, Inc.*                                        $     1,067,464
    43,240   Jazz Pharmaceuticals Plc*                                 2,300,368
    46,000   Salix Pharmaceuticals, Ltd.*                              1,862,080
    67,900   ViroPharma, Inc.*                                         1,545,404
                                                                 ---------------
                                                                 $     6,775,316
                                                                 ---------------
             Total Pharmaceuticals,
             Biotechnology & Life Sciences                       $    12,353,573
                                                                 ---------------
             Banks - 1.0%
             Regional Banks - 1.0%
    15,700   Signature Bank*                                     $     1,120,038
                                                                 ---------------
             Total Banks                                         $     1,120,038
                                                                 ---------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

    Shares                                                                 Value
             Diversified Financials - 3.7%
             Consumer Finance - 0.7%
    14,963   First Cash Financial Services, Inc.*                $       742,464
                                                                 ---------------
             Asset Management &
             Custody Banks - 1.4%
    15,200   Financial Engines, Inc.*                            $       421,800
    26,900   Walter Investment Management Corp.*                       1,157,238
                                                                 ---------------
                                                                 $     1,579,038
                                                                 ---------------
             Investment Banking &
             Brokerage - 1.6%
   111,300   E*TRADE Financial Corp.*                            $       996,135
    23,900   Evercore Partners, Inc.                                     721,541
                                                                 ---------------
                                                                 $     1,717,676
                                                                 ---------------
             Total Diversified Financials                        $     4,039,178
                                                                 ---------------
             Real Estate - 0.5%
             Residential REITs - 0.5%
    12,200   American Campus Communities, Inc.                   $       562,786
                                                                 ---------------
             Total Real Estate                                   $       562,786
                                                                 ---------------
             Software & Services - 15.6%
             Internet Software & Services - 3.7%
    61,700   Brightcove, Inc.*                                   $       557,768
    56,300   ExactTarget, Inc.*                                        1,126,000
    89,700   SciQuest, Inc.*                                           1,422,643
    52,937   Vocus, Inc.*                                                920,045
                                                                 ---------------
                                                                 $     4,026,456
                                                                 ---------------
             IT Consulting & Other Services - 1.5%
    36,900   Gartner, Inc.*                                      $     1,698,138
                                                                 ---------------
             Data Processing & Outsourced
             Services - 2.0%
    15,700   WEX, Inc.*                                          $     1,183,309
    93,400   WNS Holdings, Ltd. (A.D.R.)*                                973,228
                                                                 ---------------
                                                                 $     2,156,537
                                                                 ---------------
             Application Software - 7.0%
    32,066   Aspen Technology, Inc.*                             $       886,304
    22,700   Guidewire Software, Inc.*                                   674,644
    44,100   Nuance Communications, Inc.*                                984,312
    38,600   QLIK Technologies, Inc.*                                    838,392
    16,600   Solera Holdings, Inc.*                                      887,602
    90,411   Tangoe, Inc.*                                             1,073,179
    42,800   TIBCO Software, Inc.*                                       942,028
    62,500   TiVo, Inc.*                                                 770,000
     6,467   Ultimate Software Group, Inc.*                              610,549
                                                                 ---------------
                                                                 $     7,667,010
                                                                 ---------------
             Systems Software - 1.4%
     6,200   CommVault Systems, Inc.*                            $       432,202
    38,760   Fortinet, Inc.*                                             816,673
    10,500   Imperva, Inc.*                                              331,065
                                                                 ---------------
                                                                 $     1,579,940
                                                                 ---------------
             Total Software & Services                           $    17,128,081
                                                                 ---------------
             Technology Hardware
             & Equipment - 1.6%
             Communications Equipment - 1.6%
    53,500   Aruba Networks, Inc.*                               $     1,110,125
    31,900   Procera Networks, Inc.*                                     591,745
                                                                 ---------------
                                                                 $     1,701,870
                                                                 ---------------
             Total Technology Hardware
             & Equipment                                         $     1,701,870
                                                                 ---------------
             Semiconductors & Semiconductor
             Equipment - 3.6%
             Semiconductors - 3.6%
   105,000   Entropic Communications, Inc.*                      $       555,450
    44,700   Monolithic Power Systems, Inc.                              995,916
    39,700   Semtech Corp.*                                            1,149,315
    58,000   Skyworks Solutions, Inc.*                                 1,177,400
                                                                 ---------------
                                                                 $     3,878,081
                                                                 ---------------
             Total Semiconductors &
             Semiconductor Equipment                             $     3,878,081
                                                                 ---------------
             TOTAL COMMON STOCKS
             (Cost $94,238,552)                                  $   109,361,462
                                                                 ---------------
             TOTAL INVESTMENT
             IN SECURITIES - 99.3%
             (Cost $94,238,552) (a)                              $   109,361,462
                                                                 ---------------
             OTHER ASSETS &
             LIABILITIES - 0.7%                                  $       808,209
                                                                 ---------------
             TOTAL NET ASSETS - 100.0%                           $   110,169,671
                                                                 ===============

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $95,642,365 was as follows:

             Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost     $16,551,670

             Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value      (2,832,573)
                                                                    -----------
             Net unrealized gain                                    $13,719,097
                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $161,775,648 and $180,918,509, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's investments:

                               Level 1      Level 2    Level 3       Total
Common Stocks               $109,361,462    $   --     $    --     $109,361,462
                            ------------    ------     -------     ------------
Total                       $109,361,462    $   --     $    --     $109,361,462
                            ============    ======     =======     ============

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended     Year Ended      Year Ended   Year Ended    Year Ended
                                                            12/31/12       12/31/11        12/31/10     12/31/09      12/31/08
Class I
Net asset value, beginning of period                       $    22.49     $    23.01      $    19.14   $    13.24    $    22.44
                                                           ----------     ----------      ----------   ----------    ----------
Increase (decrease) from investment operations:
  Net investment loss                                      $    (0.09)    $    (0.13)     $    (0.09)  $    (0.03)   $    (0.00)(a)
  Net realized and unrealized gain (loss) on investments         1.67          (0.39)           3.96         5.93         (7.40)
                                                           ----------     ----------      ----------   ----------    ----------
    Net increase (decrease) from investment operations     $     1.58     $    (0.52)     $     3.87   $     5.90    $    (7.40)
Distributions to shareowners:
  Net realized gain                                                --             --              --           --         (1.80)
                                                           ----------     ----------      ----------   ----------    ----------
Net increase (decrease) in net asset value                 $     1.58     $    (0.52)     $     3.87   $     5.90    $    (9.20)
                                                           ----------     ----------      ----------   ----------    ----------
Net asset value, end of period                             $    24.07     $    22.49      $    23.01   $    19.14    $    13.24
                                                           ==========     ==========      ==========   ==========    ==========
Total return*                                                    7.02%(c)      (2.26)%(b)      20.22%       44.56%       (35.49)%
Ratio of net expenses to average net assets+                     0.85%          0.84%           0.85%        0.85%         0.85%
Ratio of net investment loss to average net assets+             (0.34)%        (0.54)%         (0.44)%      (0.15)%       (0.04)%
Portfolio turnover rate                                           135%           111%            119%         134%          231%
Net assets, end of period (in thousands)                   $  110,170     $  121,377      $  141,034   $  134,090    $  105,666
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses                                                 0.87%          0.84%           0.87%        0.88%         0.91%
  Net investment loss                                           (0.36)%        (0.54)%         (0.46)%      (0.18)%       (0.10)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)       Amount rounds to less than $0.01 per share.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been (2.31)%.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 6.96%.

+         Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $94,238,552)                       $109,361,462
  Cash                                                                   205,433
  Receivables --
     Investment securities sold                                        2,376,208
     Portfolio shares sold                                                50,911
     Dividends                                                            11,690
     Due from Pioneer Investment Management, Inc.                         20,906
                                                                    ------------
         Total assets                                               $112,026,610
                                                                    ------------
LIABILITIES:
  Payables --
     Investment securities purchased                                $  1,790,876
     Portfolio shares repurchased                                         13,736
  Due to affiliates                                                       11,561
  Accrued expenses                                                        40,766
                                                                    ------------
         Total liabilities                                          $  1,856,939
                                                                    ------------
NET ASSETS:
  Paid-in capital                                                   $ 91,254,654
  Accumulated net realized gain on investments                         3,792,107
  Net unrealized gain on investments                                  15,122,910
                                                                    ------------
         Total net assets                                           $110,169,671
                                                                    ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $110,169,671/4,576,462 shares)                  $      24.07
                                                                    ============

   The accompanying notes are an integral part of these financial statements.
12

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $114)                                  $  606,605
  Interest                                                                                1,885
                                                                                     ----------
     Total investment income                                                                      $   608,490
                                                                                                  -----------
EXPENSES:
  Management fees                                                                    $  894,302
  Transfer agent fees                                                                     1,500
  Administrative reimbursement                                                           37,737
  Custodian fees                                                                         26,684
  Professional fees                                                                      47,464
  Printing expense                                                                       23,353
  Fees and expenses of nonaffiliated Trustees                                             7,228
  Miscellaneous                                                                           9,980
                                                                                     ----------
     Total expenses                                                                               $ 1,048,248
     Less fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                  (22,153)
                                                                                                  -----------
     Net expenses                                                                                 $ 1,026,095
                                                                                                  -----------
        Net investment loss                                                                       $  (417,605)
                                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
TRANSACTIONS, CLASS ACTIONS AND WRITTEN OPTIONS:
  Net realized gain (loss) on:
     Investments                                                                     $7,766,822
     Written options                                                                    165,528
     Class actions                                                                       83,998
     Other assets and liabilities denominated in foreign currencies                        (555)  $ 8,015,793
                                                                                     ----------   -----------
  Change in net unrealized gain (loss) on:
     Investments                                                                     $1,008,666
     Written options                                                                     (9,281)  $   999,385
                                                                                     ----------   -----------
  Net gain on investments                                                                         $ 9,015,178
                                                                                                  -----------
  Net increase in net assets resulting from operations                                            $ 8,597,573
                                                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Year Ended       Year Ended
                                                                                  12/31/12         12/31/11
FROM OPERATIONS:
Net investment loss                                                             $     (417,605)  $   (727,968)
Net realized gain on investments, written options, class actions
  and foreign currency transactions                                                  8,015,793     19,144,491
Change in net unrealized gain (loss) on investments and written options                999,385    (20,972,051)
                                                                                --------------   ------------
       Net increase (decrease) in net assets resulting from operations          $    8,597,573   $ (2,555,528)
                                                                                --------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                $    4,260,558   $  6,490,430
Cost of shares repurchased                                                         (24,065,158)   (23,591,837)
                                                                                --------------   ------------
       Net decrease in net assets resulting from
          Portfolio share transactions                                          $  (19,804,600)  $(17,101,407)
                                                                                --------------   ------------
       Net decrease in net assets                                               $  (11,207,027)  $(19,656,935)

NET ASSETS:
Beginning of year                                                                  121,376,698    141,033,633
                                                                                --------------   ------------
End of year                                                                     $  110,169,671   $121,376,698
                                                                                --------------   ------------
Accumulated net investment loss                                                 $            -   $          -
                                                                                ==============   ============


                                              '12 Shares        '12 Amount      '11 Shares        '11 Amount
CLASS I
Shares sold                                     174,102       $  4,260,558         274,795       $  6,490,430
Less shares repurchased                        (994,204)       (24,065,158)     (1,007,712)       (23,591,837)
                                              ---------       ------------      ----------       ------------
       Net decrease                            (820,102)      $(19,804,600)       (732,917)      $(17,101,407)
                                              =========       ============      ==========       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc.
      (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

      At December 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Portfolio reclassified $418,160 to decrease paid-in capital, $417,605 to decrease accumulated net investment loss, and $555 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      There were no distributions paid during the years ended December 31, 2012 and December 31, 2011. The components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                                            2012
--------------------------------------------------------------------------------

Distributable Earnings:
Undistributed long-term gain                                         $ 5,195,920
Net unrealized gain                                                   13,719,097
                                                                     -----------
   Total                                                             $18,915,017
                                                                     ===========

      The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

D.    Portfolio Shares

      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Dividends and distributions to shareowners are recorded on the ex-dividend date.

      During the period, the Portfolio recognized gains of $83,998 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

E.    Risks

      Investments in small companies may offer the potential for higher returns, but are also subject to greater short- term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.    Option Writing

      The Portfolio may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Portfolio generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written call options for the year ended December 31, 2012 are summarized as follows:

                                                    Number of       Premiums
                                                    Contracts       Received
Options outstanding at beginning of period               182      $    28,771
Options opened                                         1,602          209,080
Options exercised                                       (592)        (117,684)
Options closed                                           (91)         (12,607)
Options expired                                       (1,101)        (107,560)
                                                   ---------      -----------
Options outstanding at end of period               $      --      $        --
                                                   =========      ===========

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Portfolio to the extent required to reduce Portfolio expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,444 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $117 in transfer agent fees payable to PIMSS at December 31, 2012.

4. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

-------------------------------------------------------------------------------------------------------------------
 Derivatives Not                                                                                      Change in
 Accounted for as                                                              Realized Gain or      Unrealized
 Hedging Instruments                                                              (Loss) on        Gain or (Loss)
 Under Accounting                  Location of Gain or (Loss)                    Derivatives       on Derivatives
 Standards Codification                  on Derivatives                         Recognized in      Recognized in
 (ASC) 815                           Recognized in Income                          Income             Income
-------------------------------------------------------------------------------------------------------------------
 Written options          Net realized gain on written options                    $165,528
 Written options          Change in unrealized gain (loss) on written options                          $(9,281)
-------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Growth Opportunities VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Opportunities VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION                                              (unaudited)
--------------------------------------------------------------------------------

Subsequent Event
The Board of Trustees of Pioneer Growth Opportunities VCT Portfolio has approved certain changes to the Portfolio?s investment objective, strategies and portfolio management. The changes are effective as of May 1, 2013. The Portfolio will be renamed Pioneer Select Mid Cap Growth VCT Portfolio.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Growth Opportunities VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio.

In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio. The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one and five year periods ended June 30, 2012, and in the fourth quintile of its Morningstar category for the three year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Portfolio. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Pioneer Growth Opportunities VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period.

The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft"

Pioneer Growth Opportunities VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                           (continued)
--------------------------------------------------------------------------------

commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITION HELD     LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST    AND TERM OF OFFICE        PRINCIPAL OCCUPATION                 HELD BY THIS TRUSTEE
Thomas J. Perna (62)    Chairman of the   Trustee since 2006.       Chairman and Chief Executive         Director, Broadridge
                        Board and         Serves until a successor  Officer, Quadriserv, Inc.            Financial Solutions,
                        Trustee           trustee is elected or     (technology products for securities  Inc. (investor
                                          earlier retirement or     lending industry) (2008 - present);  communications and
                                          removal.                  private investor (2004 - 2008); and  securities processing
                                                                    Senior Executive Vice President,     provider for financial
                                                                    The Bank of New York (financial and  services industry) (2009
                                                                    securities services) (1986 - 2004)   - present); Director,
                                                                                                         Quadriserv, Inc. (2005 -
                                                                                                         present); and
                                                                                                         Commissioner, New Jersey
                                                                                                         State Civil Service
                                                                                                         Commission (2011 -
                                                                                                         present)
====================================================================================================================================
David R. Bock (69)      Trustee           Trustee since 2005.       Managing Partner, Federal City       Director of Enterprise
                                          Serves until a successor  Capital Advisors (corporate          Community Investment,
                                          trustee is elected or     advisory services company) (1997 -   Inc. (privately held
                                          earlier retirement or     2004 and 2008 - present); Interim    affordable housing
                                          removal.                  Chief Executive Officer, Oxford      finance company) (1985 -
                                                                    Analytica, Inc. (privately held      2010); Director of
                                                                    research and consulting company)     Oxford Analytica, Inc.
                                                                    (2010); Executive Vice President     (2008 - present);
                                                                    and Chief Financial Officer,         Director of The Swiss
                                                                    I-trax, Inc. (publicly traded        Helvetia Fund, Inc.
                                                                    health care services company) (2004  (closed-end fund) (2010
                                                                    - 2007); and Executive Vice          - present); and Director
                                                                    President and Chief Financial        of New York Mortgage
                                                                    Officer, Pedestal Inc.               Trust (publicly traded
                                                                    (internet-based mortgage trading     mortgage REIT) (2004 -
                                                                    company) (2000 - 2002)               2009, 2012 - present)
====================================================================================================================================
Benjamin M. Friedman    Trustee           Trustee since 2008.       William Joseph Maier Professor of    Trustee, Mellon
(68)                                      Serves until a successor  Political Economy, Harvard           Institutional Funds
                                          trustee is elected or     University (1972 - present)          Investment Trust and
                                          earlier retirement or                                          Mellon Institutional
                                          removal.                                                       Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios
                                                                                                         in fund complex)
                                                                                                         (1989-2008)
====================================================================================================================================

Pioneer Growth Opportunities VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITION HELD    LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST   AND TERM OF OFFICE           PRINCIPAL OCCUPATION            HELD BY THIS TRUSTEE
Margaret B.W. Graham    Trustee          Trustee since 2000. Serves   Founding Director, Vice         None
(65)                                     until a successor trustee    President and Corporate
                                         is elected or earlier        Secretary, The Winthrop Group,
                                         retirement or removal.       Inc. (consulting firm)
                                                                      (1982-present); Desautels
                                                                      Faculty of Management, McGill
                                                                      University (1999 - present);
                                                                      and Manager of Research
                                                                      Operations and Organizational
                                                                      Learning, Xerox PARC, Xerox's
                                                                      advance research center
                                                                      (1990-1994)
====================================================================================================================================
Marguerite A. Piret     Trustee          Trustee since 1995. Serves   President and Chief Executive   Director of New America High
(64)                                     until a successor trustee    Officer, Newbury, Piret &       Income Fund, Inc.
                                         is elected or earlier        Company, Inc. (investment       (closed-end investment
                                         retirement or removal.       banking firm) (1981 - present)  company) (2004 - present);
                                                                                                      and member, Board of
                                                                                                      Governors, Investment
                                                                                                      Company Institute
                                                                                                      (2000 - 2006)
====================================================================================================================================
Stephen K. West (84)    Trustee          Trustee since 2008. Serves   Senior Counsel, Sullivan &      Director, The Swiss Helvetia
                                         until a successor trustee    Cromwell LLP (law firm) (1998 - Fund, Inc. (closed-end
                                         is elected or earlier        present); and Partner, Sullivan investment company); and
                                         retirement or removal.       & Cromwell LLP (prior to 1998)  Director, Invesco, Ltd.
                                                                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
====================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                     POSITION HELD        LENGTH OF SERVICE AND                                        OTHER DIRECTORSHIPS
NAME AND AGE         WITH THE TRUST       TERM OF OFFICE              PRINCIPAL OCCUPATION             HELD BY THIS TRUSTEE
John F. Cogan, Jr.   Trustee, President   Trustee since 1994. Serves  Non-Executive Chairman and a     None
(86)*                and Chief            until a successor trustee   director of Pioneer Investment
                     Executive Officer    is elected or earlier       Management USA Inc.
                     of the Portfolio     retirement or removal.      ("PIM-USA"); Chairman and a
                                                                      director of Pioneer; Chairman
                                                                      and Director of Pioneer
                                                                      Institutional Asset Management,
                                                                      Inc. (since 2006); Director of
                                                                      Pioneer Alternative Investment
                                                                      Management Limited (Dublin)
                                                                      (until October 2011); President
                                                                      and a director of Pioneer
                                                                      Alternative Investment
                                                                      Management (Bermuda) Limited
                                                                      and affiliated funds; Deputy
                                                                      Chairman and a director of
                                                                      Pioneer Global Asset Management
                                                                      S.p.A. ("PGAM") (until April
                                                                      2010); Director of Nano-C, Inc.
                                                                      (since 2003); Director of Cole
                                                                      Management Inc. (2004 - 2011);
                                                                      Director of Fiduciary
                                                                      Counseling, Inc. (until
                                                                      December 2011); President of
                                                                      all of the Pioneer Funds; and
                                                                      Retired Partner, Wilmer Cutler
                                                                      Pickering Hale and Dorr LLP
====================================================================================================================================
Daniel K. Kingsbury  Trustee and          Trustee since 2007. Serves  Director, CEO and President of   None
(54)*                Executive Vice       until a successor trustee   PIM-USA (since February 2007);
                     President            is elected or earlier       Director and President of
                                          retirement or removal.      Pioneer and Pioneer
                                                                      Institutional Asset Management,
                                                                      Inc. (since February 2007);
                                                                      Executive Vice President of all
                                                                      of the Pioneer Funds (since
                                                                      March 2007); Director of PGAM
                                                                      (2007 - 2010); Head of New
                                                                      Europe Division, PGAM (2000 -
                                                                      2005); and Head of New Markets
                                                                      Division, PGAM (2005 - 2007)
====================================================================================================================================

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Growth Opportunities VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                       POSITION HELD        LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST       AND TERM OF OFFICE         PRINCIPAL OCCUPATION              HELD BY THIS OFFICER
Christopher J. Kelley  Secretary and        Since 2003. Serves at the  Vice President and Associate      None
(48)                   Chief Legal          discretion of the Board.   General Counsel of Pioneer since
                       Officer                                         January 2008; Secretary and
                                                                       Chief Legal Officer of all of
                                                                       the Pioneer Funds since June
                                                                       2010; Assistant Secretary of all
                                                                       of the Pioneer Funds from
                                                                       September 2003 to May 2010; and
                                                                       Vice President and Senior
                                                                       Counsel of Pioneer from July
                                                                       2002 to December 2007
====================================================================================================================================
Carol B. Hannigan      Assistant            Since 2010. Serves at the  Fund Governance Director of       None
(51)                   Secretary            discretion of the Board.   Pioneer since December 2006 and
                                                                       Assistant Secretary of all the
                                                                       Pioneer Funds since June 2010;
                                                                       Manager - Fund Governance of
                                                                       Pioneer from December 2003 to
                                                                       November 2006; and Senior
                                                                       Paralegal of Pioneer from
                                                                       January 2000 to November 2003
====================================================================================================================================
Thomas Reyes (50)      Assistant            Since 2010. Serves at the  Counsel of Pioneer since June     None
                       Secretary            discretion of the Board.   2007 and Assistant Secretary of
                                                                       all the Pioneer Funds since June
                                                                       2010; and Vice President and
                                                                       Counsel at State Street Bank
                                                                       from October 2004 to June 2007
====================================================================================================================================
Mark E. Bradley (53)   Treasurer and        Since 2008. Serves at the  Vice President - Fund Treasury    None
                       Chief Financial      discretion of the Board.   of Pioneer; Treasurer of all of
                       and Accounting                                  the Pioneer Funds since March
                       Officer of the                                  2008; Deputy Treasurer of
                       Portfolio                                       Pioneer from March 2004 to
                                                                       February 2008; and Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds from March 2004 to
                                                                       February 2008
====================================================================================================================================
Luis I. Presutti (47)  Assistant            Since 2000. Serves at the  Assistant Vice President - Fund   None
                       Treasurer            discretion of the Board.   Treasury of Pioneer; and
                                                                       Assistant Treasurer of all of
                                                                       the Pioneer Funds
====================================================================================================================================
Gary Sullivan (54)     Assistant            Since 2002. Serves at the  Fund Accounting Manager - Fund    None
                       Treasurer            discretion of the Board.   Treasury of Pioneer; and
                                                                       Assistant Treasurer of all of
                                                                       the Pioneer Funds
====================================================================================================================================
David F. Johnson (33)  Assistant            Since 2009. Serves at the  Fund Administration Manager -     None
                       Treasurer            discretion of the Board.   Fund Treasury of Pioneer since
                                                                       November 2008; Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds since January 2009; and
                                                                       Client Service Manager -
                                                                       Institutional Investor Services
                                                                       at State Street Bank from March
                                                                       2003 to March 2007
====================================================================================================================================
Jean M. Bradley (60)   Chief Compliance     Since 2010. Serves at the  Chief Compliance Officer of       None
                       Officer              discretion of the Board.   Pioneer and of all the Pioneer
                                                                       Funds since March 2010; Director
                                                                       of Adviser and Portfolio
                                                                       Compliance at Pioneer since
                                                                       October 2005; and Senior
                                                                       Compliance Officer for Columbia
                                                                       Management Advisers, Inc. from
                                                                       October 2003 to October 2005
====================================================================================================================================
Kelly O'Donnell (41)   Anti-Money           Since 2006. Serves at the  Director - Transfer Agency        None
                       Laundering           discretion of the Board.   Compliance of Pioneer and
                       Officer                                         Anti-Money Laundering Officer of
                                                                       all the Pioneer funds since 2006
====================================================================================================================================

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18655-07-0213

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                              December 31, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                         2

  Comparing Ongoing Portfolio Expenses                                     3

  Portfolio Management Discussion                                          4

  Schedule of Investments                                                  6

  Financial Statements                                                    23

  Notes to Financial Statements                                           28

  Report of Independent Registered Public Accounting Firm                 33

  Approval of Investment Advisory Agreement                               35

  Trustees, Officers and Service Providers                                38

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                 45.1%
Convertible Corporate Bonds                                          20.1%
U.S. Common Stocks                                                   12.4%
International Corporate Bonds                                         9.4%
Senior Secured Loans                                                  6.1%
Convertible Preferred Stocks                                          2.1%
International Common Stocks                                           1.9%
Temporary Cash Investments                                            1.2%
Collateralized Mortgage Obligations                                   0.7%
Asset Backed Securities                                               0.6%
U.S. Preferred Stocks                                                 0.4%

Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

B                                                                   44.5%
BB                                                                  29.4%
Not Rated                                                           11.0%
CCC                                                                 10.2%
BBB                                                                  3.9%
Cash Equivalents                                                     0.5%
A                                                                    0.5%

Bond ratings are ordered highest to lowest in the Portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Five Largest Holdings
(As a percentage of long-term holdings)*

1.  Forest City Enterprises, Inc.                                   2.03%
2.  NOVA Chemicals Corp.,
       7.875%, 9/15/25                                              2.01
3.  WESCO Distribution, Inc.,
       7.5%, 10/15/17                                               1.57
4.  Swift Energy Co.,
       7.875%, 3/1/22                                               1.28
5.  Crown Cork & Seal Co., Inc.,
       7.375%, 12/15/26                                             1.20

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                              12/31/12    12/31/11
   Class I                                              $10.47      $9.92
   Class II                                             $10.42      $9.88

                                Net
Distributions per Share         Investment      Short-Term        Long-Term
(1/1/12 - 12/31/12)             Income          Capital Gains     Capital Gains
   Class I                      $0.5670         $     -           $0.4046
   Class II                     $0.5391         $     -           $0.4046

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART CHART IN THE PRINTED MATERIAL]

                  Pioneer High Yield  Pioneer High Yield
                  VCT Portfolio,      VCT Portfolio,       BofA ML High Yield  BofA ML All-Convertibles
                  Class I             Class II             Master II Index     Speculative Quality Index
12/31/2002        $    10,000         $    10,000          $    10,000         $    10,000
12/31/2003        $    13,278         $    13,252          $    12,815         $    12,715
12/31/2004        $    14,345         $    14,281          $    14,208         $    13,937
12/31/2005        $    14,625         $    14,523          $    14,594         $    14,078
12/31/2006        $    15,870         $    15,721          $    16,308         $    15,885
12/31/2007        $    16,814         $    16,600          $    16,672         $    16,605
12/31/2008        $    10,857         $    10,685          $    12,273         $    10,672
12/31/2009        $    17,425         $    17,099          $    19,331         $    15,915
12/31/2010        $    20,569         $    20,120          $    22,267         $    18,585
12/31/2011        $    20,224         $    19,709          $    23,243         $    17,622
12/31/2012        $    23,476         $    22,808          $    26,865         $    20,258

The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. The BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
                                    Class I                            Class II
--------------------------------------------------------------------------------
10 Years                             8.91%                               8.59%
5 Years                              6.90%                               6.56%
1 Year                              16.08%                              15.73%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2012, through December 31, 2012.

       Share Class                                       I               II
       -------------------------------------------------------------------------
       Beginning Account Value on 7/1/12              $1,000.00       $1,000.00
       Ending Account Value on 12/31/12               $1,085.27       $1,083.11
       Expenses Paid During Period*                   $    4.51       $    5.86

* Expenses are equal to the Portfolio's net annualized expense ratio of 0.86% and 1.12% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012, through December 31, 2012.

       Share Class                                       I               II
       -------------------------------------------------------------------------
       Beginning Account Value on 7/1/12              $1,000.00       $1,000.00
       Ending Account Value on 12/31/12               $1,020.81       $1,019.51
       Expenses Paid During Period*                   $    4.37       $    5.69

* Expenses are equal to the Portfolio's net annualized expense ratio of 0.86% and 1.12% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12
--------------------------------------------------------------------------------

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-thanaverage risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

High-yield bonds enjoyed healthy returns during the 12 months ended December 31, 2012. In the following interview, Tracy Wright and Andrew Feltus talk about the market environment for high-yield securities during the 12-month period, and how the Portfolio performed in that environment. Ms. Wright, senior vice president and portfolio manager at Pioneer, and Mr. Feltus, senior vice president and portfolio manager at Pioneer, are responsible for the daily management of the Portfolio.

Q: How would you describe the investment environment for high-yield bonds during the 12 months ended December 31, 2012?

A: The 12-month period was a very supportive one for high-yield bonds. The highyield market was buoyed by a number of factors, including low default rates, strong corporate earnings and attractive valuations. The various positive attributes helped to contribute to overall strong returns in the asset class, as did record demand, as investors searched for higher yields in an extraordinarily low-interest-rate environment.

Q:  How did the Portfolio perform during the 12 months ended December 31, 2012?

A: Pioneer High Yield VCT Portfolio's Class I shares returned 16.08% at net asset value during the 12 months ended December 31, 2012, and Class II shares returned 15.73%. During the same period, the Portfolio's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 15.59% and 16.89%, respectively, while the average return of the 118 variable portfolios in Lipper's High Current Yield Underlying Portfolios category was 14.09%.

Q: What factors helped the Portfolio to outperform its primary benchmark, the BofA ML High Yield Master II Index, during the 12 months ended December 31, 2012, and what factors detracted from relative performance?

A: The Portfolio's benchmark-relative outperformance during the period was due to positive security selection in high-yield bonds, and in equities -- an asset classes that is not part of the BofA ML High Yield Master II Index. Selection results were particularly strong in the materials, health care, energy and consumer-related sectors.

    Conversely, the Portfolio's out-of-benchmark allocation to floating-rate banks loans was a drag on relative performance, as the higher-quality asset class underperformed during the 12-month period. The Portfolio's underweighting of the strong-performing high-yield banking sector also was a detractor from relative returns, as was security selection within the convertible bonds asset class, especially in the technology sector.

Q: Which individual Portfolio holdings contributed the most to benchmark-relative performance during the 12 months ended December 31, 2012, and which Portfolio holdings detracted the most from performance?

A: The Portfolio's equity holdings of chemical company LyondellBasell Industries rose in value during the period and provided a boost to returns. The company was able to gain a competitive edge because of low natural gas prices, which is its primary input cost. The Portfolio's position in the stock of Georgia Gulf, another chemical firm, also was buoyed during the period after the company was unsuccessfully pursued by a competitor, and because of improving

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    numbers in the homebuilding industry, one of Georgia Gulf's end-markets. Performance also benefited from the Portfolio's holdings of preferred shares of real estate operator Forest City, which appreciated during the period in response to the company's improved financial results. The Portfolio also owned convertible securities of WESCO, an industrial distributor, and the holdings fared well during the period due to the company's continued strong earnings growth. Lastly, improving financial results helped spur the performance of the Portfolio's holdings of bonds issued by tobacco merchant Alliance One.

    On the down side, the Portfolio held stock of solid-state drive manufacturer OCZ Technology, which declined in value during the 12-month period in response to the firm's weak financial results. The Portfolio's investments in the convertible securities of Horizon Lines, Navistar (a heavy truck manufacturer), and James River Coal also detracted from relative performance during the 12-month period. Horizon Lines had a difficult year, and the company faced the need to exchange its convertible securities into equity at distressed prices in order to alleviate its debt burden; Navistar was hurt by both a negative ruling from the U.S. Environmental Protection Agency and general weakness in the industry; and James River Coal's performance suffered from weak coal pricing.

Q:  What is your outlook?

A: There are ongoing concerns about some major issues that may increase market volatility. The worries include forthcoming budgetary and debt-ceiling negotiations in the U.S. and continued economic weakness in Europe due to the region's fiscal challenges.

    We believe, however, that the fundamentals in the high-yield market continue to be strong, particularly the current low default rate of the asset class. Domestic employment numbers have been improving, albeit at a slow pace, and other economic data in the U.S. have remained generally positive.

    From a strategic standpoint, we also believe that equity valuations were attractive at year-end. Therefore, we anticipate keeping the Portfolio invested in both equities and convertible securities.

Please refer to the Schedule of Investments on pages 6 to 22 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                         Value

                                           CONVERTIBLE CORPORATE BONDS - 19.9%
                                           Energy - 2.9%
                                           Oil & Gas Exploration & Production - 1.5%
    452,000                  BB-/Ba3       Chesapeake Energy Corp., 2.5%, 5/15/37                           $   406,800
    133,000                  BB-/Ba3       Chesapeake Energy Corp., 2.5%, 5/15/37                               117,622
    450,000                  NR/NR         Cobalt International Energy, Inc., 2.625%, 12/1/19                   454,219
    100,000                  B-/NR         Stone Energy Corp., 1.75%, 3/1/17 (144A)                              87,750
                                                                                                            -----------
                                                                                                            $ 1,066,391
                                                                                                            -----------
                                           Oil & Gas Storage & Transportation - 0.3%
    200,000                  NR/NR         Golar LNG, Ltd., 3.75%, 3/7/17                                   $   195,800
                                                                                                            -----------
                                           Coal & Consumable Fuels - 1.1%
    830,000                  B+/NR         Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15                   $   798,875
    150,000                  CC/B2         James River Coal Co., 3.125%, 3/15/18                                 46,406
                                                                                                            -----------
                                                                                                            $   845,281
                                                                                                            -----------
                                           Total Energy                                                     $ 2,107,472
                                                                                                            -----------
                                           Materials - 0.3%
                                           Steel - 0.3%
    205,000                  BB+/NR        Steel Dynamics, Inc., 5.125%, 6/15/14                            $   223,066
                                                                                                            -----------
                                           Total Materials                                                  $   223,066
                                                                                                            -----------
                                           Capital Goods - 2.5%
                                           Electrical Components & Equipment - 0.7%
    459,000                  B/B2          General Cable Corp., 4.5%, 11/15/29 (Step)                       $   495,146
                                                                                                            -----------
                                           Construction & Farm Machinery & Heavy Trucks - 0.9%
    115,000                  NR/NR         Greenbrier Companies, Inc., 3.5%, 4/1/18                         $   104,434
    630,000                  CCC+/NR       Navistar International Corp., 3.0%, 10/15/14                         575,269
                                                                                                            -----------
                                                                                                            $   679,703
                                                                                                            -----------
                                           Trading Companies & Distributors - 0.9%
    270,000                  B/NR          WESCO International, Inc., 6.0%, 9/15/29                         $   668,925
                                                                                                            -----------
                                           Total Capital Goods                                              $ 1,843,774
                                                                                                            -----------
                                           Transportation - 0.2%
                                           Airlines - 0.2%
    120,000                  B/B3          Continental Airlines, Inc., 4.5%, 1/15/15                        $   173,100
                                                                                                            -----------
                                           Total Transportation                                             $   173,100
                                                                                                            -----------
                                           Automobiles & Components - 1.1%
                                           Automobile Manufacturers - 1.1%
    526,000                  BB+/Baa3      Ford Motor Co., 4.25%, 11/15/16                                  $   833,710
                                                                                                            -----------
                                           Total Automobiles & Components                                   $   833,710
                                                                                                            -----------
                                           Consumer Durables & Apparel - 0.6%
                                           Homebuilding - 0.6%
    109,000                  B+/B1         Lennar Corp., 2.75%, 12/15/20 (144A)                             $   200,560
    185,000                  B/B3          Standard Pacific Corp., 1.25%, 8/1/32                                216,912
                                                                                                            -----------
                                                                                                            $   417,472
                                                                                                            -----------
                                           Total Consumer Durables & Apparel                                $   417,472
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                         Value
                                           Food, Beverage & Tobacco - 0.4%
                                           Tobacco - 0.4%
    265,000                  CCC+/Caa2     Alliance One International, Inc., 5.5%, 7/15/14                  $   259,038
                                                                                                            -----------
                                           Total Food, Beverage & Tobacco                                   $   259,038
                                                                                                            -----------
                                           Health Care Equipment & Services - 1.9%
                                           Health Care Equipment - 0.9%
    460,000                  B+/NR         Hologic, Inc., 2.0%, 12/15/37 (Step)                             $   512,900
    170,000                  NR/NR         NuVasive, Inc., 2.75%, 7/1/17                                        148,750
                                                                                                            -----------
                                                                                                            $   661,650
                                                                                                            -----------
                                           Health Care Supplies - 0.5%
    400,000                  CCC+/NR       Alere, Inc., 3.0%, 5/15/16                                       $   374,000
                                                                                                            -----------
                                           Health Care Technology - 0.5%
    350,000                  NR/NR         WebMD Health Corp., 2.25%, 3/31/16                               $   326,375
                                                                                                            -----------
                                           Total Health Care Equipment & Services                           $ 1,362,025
                                                                                                            -----------
                                           Pharmaceuticals, Biotechnology & Life Sciences - 2.7%
                                           Biotechnology - 2.5%
    265,000                  NR/NR         Corsicanto, Ltd., 3.5%, 1/15/32 (144A)                           $   335,556
    345,000                  NR/NR         Cubist Pharmaceuticals, Inc., 2.5%, 11/1/17                          541,219
    250,000                  NR/NR         PDL BioPharma, Inc., 3.75%, 5/1/15                                   294,062
    535,000                  NR/NR         Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15                         601,541
                                                                                                            -----------
                                                                                                            $ 1,772,378
                                                                                                            -----------
                                           Pharmaceuticals - 0.2%
    165,000                  NR/NR         Salix Pharmaceuticals, Ltd., 1.5%, 3/15/19 (144A)                $   158,916
                                                                                                            -----------
                                           Total Pharmaceuticals, Biotechnology & Life Sciences             $ 1,931,294
                                                                                                            -----------
                                           Diversified Financials - 0.3%
                                           Consumer Finance - 0.2%
    175,000                  B+/NR         DFC Global Corp., 3.25%, 4/15/17 (144A)                          $   190,641
                                                                                                            -----------
                                           Asset Management & Custody Banks - 0.1%
     55,000                  BBB/NR        Apollo Investment Corp., 5.75%, 1/15/16                          $    56,925
                                                                                                            -----------
                                           Total Diversified Financials                                     $   247,566
                                                                                                            -----------
                                           Real Estate - 0.3%
                                           Specialized REIT - 0.3%
    155,000                  BB+/NR        Host Hotels & Resorts LP, 2.5%, 10/15/29 (144A)                  $   202,178
                                                                                                            -----------
                                           Total Real Estate                                                $   202,178
                                                                                                            -----------
                                           Software & Services - 2.3%
                                           Internet Software & Services - 0.7%
    250,000                  B/NR          Equinix, Inc., 3.0%, 10/15/14                                    $   487,656
                                                                                                            -----------
                                           Application Software - 1.6%
    360,000                  NR/NR         Mentor Graphics Corp., 4.0%, 4/1/31                              $   423,225
    600,000                  BB-/NR        Nuance Communications, Inc., 2.75%, 8/15/27                          789,000
                                                                                                            -----------
                                                                                                            $ 1,212,225
                                                                                                            -----------
                                           Total Software & Services                                        $ 1,699,881
                                                                                                            -----------
                                           Technology Hardware & Equipment - 1.1%
                                           Computer Storage & Peripherals - 0.3%
    195,000                  BB/NR         SanDisk Corp., 1.5%, 8/15/17                                     $   226,200
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                         Value
                                           Electronic Components - 0.8%
    310,000                  BB+/NR        Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)              $   242,188
    350,000                  BB+/NR        Vishay Intertechnology, Inc., 2.25%, 6/1/42 (144A)                   360,500
                                                                                                            -----------
                                                                                                            $   602,688
                                                                                                            -----------
                                           Total Technology Hardware & Equipment                            $   828,888
                                                                                                            -----------
                                           Semiconductors & Semiconductor Equipment - 2.5%
                                           Semiconductor Equipment - 0.6%
    146,000                  BBB-/Baa1     Lam Research Corp., 1.25%, 5/15/18                               $   144,266
    225,000                  BBB-/NR       Novellus Systems, Inc., 2.625%, 5/15/41                              280,125
                                                                                                            -----------
                                                                                                            $   424,391
                                                                                                            -----------
                                           Semiconductors - 1.9%
    628,000                  BB/NR         ON Semiconductor Corp., 2.625%, 12/15/26                         $   669,212
    710,000                  NR/NR         SunPower Corp., 4.75%, 4/15/14                                       669,175
     27,000                  BBB-/NR       Xilinx, Inc., 3.125%, 3/15/37                                         34,206
                                                                                                            -----------
                                                                                                            $ 1,372,593
                                                                                                            -----------
                                           Total Semiconductors & Semiconductor Equipment                   $ 1,796,984
                                                                                                            -----------
                                           Telecommunication Services - 0.8%
                                           Integrated Telecommunication Services - 0.8%
    209,000                  NR/NR         MasTec, Inc., 4.0%, 6/15/14                                      $   343,282
    160,000                  NR/NR         MasTec, Inc., 4.25%, 12/15/14                                        271,000
                                                                                                            -----------
                                                                                                            $   614,282
                                                                                                            -----------
                                           Total Telecommunication Services                                 $   614,282
                                                                                                            -----------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $12,304,458)                                               $14,540,730
                                                                                                            -----------

    Shares
                                           PREFERRED STOCKS - 0.4%
                                           Consumer Services - 0.0%+
                                           Hotels, Resorts & Cruise Lines - 0.0%+
       500                   NR/NR         Perseus Holding Corp., 14.0%, 4/15/14 (144A)                     $    27,500
                                                                                                            -----------
                                           Total Consumer Services                                          $    27,500
                                                                                                            -----------
                                           Diversified Financials - 0.4%
                                           Other Diversified Financial Services - 0.4%
     10,350         8.12     CCC+/B3       GMAC Capital Trust I, 2/15/40                                    $   275,828
                                                                                                            -----------
                                           Total Diversified Financials                                     $   275,828
                                                                                                            -----------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $255,149)                                                  $   303,328
                                                                                                            -----------
                                           CONVERTIBLE PREFERRED STOCKS - 2.1%
                                           Energy - 0.7%
                                           Oil & Gas Exploration & Production - 0.7%
     13,170                  NR/NR         PetroQuest Energy, Inc., 6.875% (Perpetual)                      $   427,614
      1,054                  CCC/NR        SandRidge Energy, Inc., 7.0% (Perpetual)                             108,430
                                                                                                            -----------
                                                                                                            $   536,044
                                                                                                            -----------
                                           Total Energy                                                     $   536,044
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
              Rate (b)       Ratings
    Shares    (unaudited)    (unaudited)                                                                         Value
                                           Capital Goods - 0.4%
                                           Electrical Components & Equipment - 0.4%
      2,000                  NR/NR         General Cable Corp., 5.75%, 11/24/13                             $   304,500
                                                                                                            -----------
                                           Total Capital Goods                                              $   304,500
                                                                                                            -----------
                                           Automobiles & Components - 0.3%
                                           Tires & Rubber - 0.3%
      4,050                  NR/NR         The Goodyear Tire & Rubber Co., 5.875%, 4/1/14                   $   191,200
                                                                                                            -----------
                                           Total Automobiles & Components                                   $   191,200
                                                                                                            -----------
                                           Health Care Equipment & Services - 0.7%
                                           Health Care Supplies - 0.7%
      2,797                  CCC/NR        Alere, Inc., 3.0% (Perpetual)                                    $   517,837
                                                                                                            -----------
                                           Total Health Care Equipment & Services                           $   517,837
                                                                                                            -----------
                                           TOTAL CONVERTIBLE PREFERRED STOCKS
                                           (Cost $2,248,300)                                                $ 1,549,581
                                                                                                            -----------
                                           COMMON STOCKS - 14.3%
                                           Energy - 0.8%
                                           Oil & Gas Drilling - 0.4%
     30,820                                Hercules Offshore, Inc.*                                         $   190,468
      1,700                                Transocean, Ltd.                                                      75,905
                                                                                                            -----------
                                                                                                            $   266,373
                                                                                                            -----------
                                           Oil & Gas Exploration & Production - 0.2%
      5,400                                Marathon Oil Corp.                                               $   165,564
                                                                                                            -----------
                                           Oil & Gas Refining & Marketing - 0.2%
      2,700                                Marathon Petroleum Corp.*                                        $   170,100
                                                                                                            -----------
                                           Total Energy                                                     $   602,037
                                                                                                            -----------
                                           Materials - 2.8%
                                           Commodity Chemicals - 0.5%
      9,290                                Georgia Gulf Corp.                                               $   383,491
                                                                                                            -----------
                                           Diversified Chemicals - 1.1%
     14,695                                LyondellBasell Industries NV                                     $   838,938
                                                                                                            -----------
                                           Metal & Glass Containers - 0.4%
     12,500                                Owens-Illinois, Inc.*                                            $   265,875
                                                                                                            -----------
                                           Diversified Metals & Mining - 0.8%
     14,658                                Freeport-McMoRan Copper & Gold, Inc.                             $   501,304
     88,500                                Polymet Mining Corp.*                                                 81,358
                                                                                                            -----------
                                                                                                            $   582,662
                                                                                                            -----------
                                           Total Materials                                                  $ 2,070,966
                                                                                                            -----------
                                           Capital Goods - 3.5%
                                           Aerospace & Defense - 1.8%
      8,979                                B/E Aerospace, Inc.*                                             $   443,563
     13,178                                DigitalGlobe, Inc.*                                                  322,070
      5,245                                Exelis, Inc.                                                          59,111
      6,962                                GeoEye, Inc.*                                                        213,942
      2,622                                ITT Corp.                                                             61,512
     12,790                                Orbital Sciences Corp.*                                              176,118
                                                                                                            -----------
                                                                                                            $ 1,276,316
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
              Rate (b)       Ratings
     Shares   (unaudited)    (unaudited)                                                                          Value
                                           Building Products - 0.2%
      2,252                                Lennox International, Inc.                                       $   118,275
                                                                                                            -----------
                                           Electrical Components & Equipment - 0.6%
      2,596                                Eaton Corp Plc                                                   $   140,703
     10,000                                General Cable Corp.*                                                 304,100
                                                                                                            -----------
                                                                                                            $   444,803
                                                                                                            -----------
                                           Construction & Farm Machinery & Heavy Trucks - 0.3%
     15,596                                Commercial Vehicle Group, Inc.*                                  $   128,043
      1,500                                Joy Global, Inc.                                                      95,670
                                                                                                            -----------
                                                                                                            $   223,713
                                                                                                            -----------
                                           Industrial Machinery - 0.6%
      3,415                                ESCO Technologies, Inc.                                          $   127,755
      4,579                                Kennametal, Inc.                                                     183,160
      5,245                                Xylem, Inc.                                                          142,140
                                                                                                            -----------
                                                                                                            $   453,055
                                                                                                            -----------
                                           Total Capital Goods                                              $ 2,516,162
                                                                                                            -----------
                                           Transportation - 0.3%
                                           Marine - 0.3%
    161,006                                Horizon Lines, Inc.*                                             $   241,509
                                                                                                            -----------
                                           Total Transportation                                             $   241,509
                                                                                                            -----------
                                           Consumer Services - 0.6%
                                           Casinos & Gaming - 0.0%+
      2,490                                WMS Industries, Inc.*                                            $    43,575
                                                                                                            -----------
                                           Restaurants - 0.5%
      6,921                                Starbucks Corp.                                                  $   371,104
                                                                                                            -----------
                                           Specialized Consumer Services - 0.1%
      3,528                                Service Corp International                                       $    48,722
                                                                                                            -----------
                                           Total Consumer Services                                          $   463,401
                                                                                                            -----------
                                           Food, Beverage & Tobacco - 0.2%
                                           Tobacco - 0.2%
     36,185                                Alliance One International, Inc.*                                $   131,713
                                                                                                            -----------
                                           Total Food, Beverage & Tobacco                                   $   131,713
                                                                                                            -----------
                                           Health Care Equipment & Services - 0.6%
                                           Health Care Supplies - 0.1%
      2,700                                Alere, Inc.*                                                     $    49,950
                                                                                                            -----------
                                           Managed Health Care - 0.5%
      4,100                                Aetna, Inc.                                                      $   189,830
      4,200                                Cigna Corp.                                                          224,532
                                                                                                            -----------
                                                                                                            $   414,362
                                                                                                            -----------
                                           Total Health Care Equipment & Services                           $   464,312
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
              Rate (b)       Ratings
     Shares   (unaudited)    (unaudited)                                                                         Value
                                           Pharmaceuticals, Biotechnology & Life Sciences - 1.8%
                                           Life Sciences Tools & Services - 1.8%
      3,615                                Bio-Rad Laboratories, Inc.*                                      $   379,756
      8,230                                Thermo Fisher Scientific, Inc.                                       524,909
      4,215                                Waters Corp.*                                                        367,211
                                                                                                            -----------
                                                                                                            $ 1,271,876
                                                                                                            -----------
                                           Total Pharmaceuticals, Biotechnology & Life Sciences             $ 1,271,876
                                                                                                            -----------
                                           Diversified Financials - 0.1%
                                           Asset Management & Custody Banks - 0.1%
      1,679                                Legg Mason, Inc.                                                 $    43,184
                                                                                                            -----------
                                           Total Diversified Financials                                     $    43,184
                                                                                                            -----------
                                           Real Estate - 2.0%
                                           Real Estate Operating Companies - 2.0%
     88,955                                Forest City Enterprises, Inc.*                                   $ 1,436,626
                                                                                                            -----------
                                           Total Real Estate                                                $ 1,436,626
                                                                                                            -----------
                                           Software & Services - 0.0%+
                                           Data Processing & Outsourced Services - 0.0%+
       952                                 Perseus Holdings, Ltd.*                                          $     2,380
                                                                                                            -----------
                                           Total Software & Services                                        $     2,380
                                                                                                            -----------
                                           Technology Hardware & Equipment - 1.3%
                                           Computer Storage & Peripherals - 0.0%+
     25,583                                OCZ Technology Group, Inc.*                                      $    48,864
                                                                                                            -----------
                                           Electronic Equipment Manufacturers - 0.5%
      7,667                                Itron, Inc.*                                                     $   341,565
                                                                                                            -----------
                                           Electronic Manufacturing Services - 0.4%
      7,500                                TE Connectivity, Ltd.                                            $   278,400
                                                                                                            -----------
                                           Technology Distributors - 0.4%
      2,500                                Arrow Electronics, Inc.*                                         $    95,200
     12,500                                Ingram Micro, Inc.*                                                  211,500
                                                                                                            -----------
                                                                                                            $   306,700
                                                                                                            -----------
                                           Total Technology Hardware & Equipment                            $   975,529
                                                                                                            -----------
                                           Telecommunication Services - 0.3%
                                           Integrated Telecommunication Services - 0.3%
     25,476                                Windstream Corp.                                                 $   210,941
                                                                                                            -----------
                                           Total Telecommunication Services                                 $   210,941
                                                                                                            -----------
                                           TOTAL COMMON STOCKS
                                           (Cost $8,187,897)                                                $10,430,636
                                                                                                            -----------

 Principal
Amount ($)
                                           ASSET BACKED SECURITIES - 0.1%
                                           Materials - 0.0%+
                                           Precious Metals & Minerals - 0.0%+
    22,215                   BBB/NR        Mid-State Capital Trust 2010-1, 7.0%, 12/15/45 (144A)            $    23,153
                                                                                                            -----------
                                           Total Materials                                                  $    23,153
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                          Value
                                           Banks - 0.1%
                                           Thrifts & Mortgage Finance - 0.1%
     80,000         0.66     CCC/Caa3      Bear Stearns Asset Backed Securities Trust,
                                           Floating Rate Note, 1/25/47                                      $    36,415
                                                                                                            -----------
                                           Total Banks                                                      $    36,415
                                                                                                            -----------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $60,338)                                                   $    59,568
                                                                                                            -----------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
                                           Banks - 0.7%
                                           Thrifts & Mortgage Finance - 0.7%
    450,000                  BB/B1         Timberstar Trust, 7.53%, 10/15/36 (144A)                         $   465,419
                                                                                                            -----------
                                           Total Banks                                                      $   465,419
                                                                                                            -----------
                                           Diversified Financials - 0.1%
                                           Other Diversified Financial Services - 0.1%
     50,000                  BB+/Ba3       RALI Trust, 5.5%, 8/25/33                                        $    51,728
     25,508                  AAA/NR        RALI Trust, 6.0%, 10/25/34                                            25,994
                                                                                                            -----------
                                                                                                            $    77,722
                                                                                                            -----------
                                           Total Diversified Financials                                     $    77,722
                                                                                                            -----------
                                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                           (Cost $531,814)                                                  $   543,141
                                                                                                            -----------
                                           CORPORATE BONDS - 54.0%
                                           Energy - 14.5%
                                           Oil & Gas Drilling - 1.8%
    350,000                  BB/Ba3        Atwood Oceanics, Inc., 6.5%, 2/1/20                              $   376,250
    219,000                  B-/B3         Offshore Group Investment, Ltd., 11.5%, 8/1/15                       238,710
    250,000                  B-/B3         Offshore Group Investment, Ltd., 7.5%, 11/1/19 (144A)                252,500
    220,000                  B+/B2         Pioneer Energy Services Corp., 9.875%, 3/15/18                       239,250
    210,000                  B/B1          Shelf Drilling Holdings, Ltd., 8.625%, 11/1/18 (144A)                215,250
                                                                                                            -----------
                                                                                                            $ 1,321,960
                                                                                                            -----------
                                           Oil & Gas Equipment & Services - 1.1%
    101,000                  B+/B1         American Petroleum Tankers Parent LLC, 10.25%, 5/1/15            $   105,545
    300,000                  B+/B2         Basic Energy Services, Inc., 7.75%, 2/15/19                          298,500
    160,000                  BB/Ba3        Bristow Group, Inc., 6.25%, 10/15/22                                 171,200
      2,000                  NR/NR         Green Field Energy Services, Inc., 13.25%, 11/15/16 (144A)             2,000
     75,000                  CCC/Caa2      Green Field Energy Services, Inc., 13.25%, 11/15/16 (144A)            75,000
    130,000                  B-/B3         Hiland Partners LP, 7.25%, 10/1/20 (144A)                            139,100
                                                                                                            -----------
                                                                                                            $   791,345
                                                                                                            -----------
                                           Oil & Gas Exploration & Production - 10.0%
    520,000                  B-/B3         Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                        $   561,600
    100,000                  B-/B3         Chaparral Energy, Inc., 7.625%, 11/15/22                             105,000
     40,000                  BB-/Ba3       Chesapeake Energy Corp., 6.775%, 3/15/19                              40,050
    100,000                  BB+/Ba1       Cimarex Energy Co., 5.875%, 5/1/22                                   109,500
    160,000                  B-/B3         Comstock Resources, Inc., 7.75%, 4/1/19                              162,400
    100,000                  BB+/Ba2       Continental Resources, Inc., 5.0%, 9/15/22                           107,750
    200,000                  B/NR          EP Energy LLC, 7.75%, 9/1/22                                         212,000
    400,000                  B/NR          EP Energy LLC, 9.375%, 5/1/20                                        451,000

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                          Value
                                           Oil & Gas Exploration & Production (continued)
    195,000                  B-/Caa1       EPL Oil & Gas, Inc., 8.25%, 2/15/18 (144A)                           200,362
    320,000                  B-/B2         Forest Oil Corp., 7.5%, 9/15/20 (144A)                               336,000
    245,000                  CCC+/B3       Gulfport Energy Corp., 7.75%, 11/1/20 (144A)                         251,738
    115,000                  CCC+/B3       Halcon Resources Corp., 8.875%, 5/15/21 (144A)                       121,900
    355,000                  B-/B3         Kodiak Oil & Gas Corp., 8.125%, 12/1/19                              391,388
    400,000                  B/B2          Linn Energy LLC, 6.25%, 11/1/19 (144A)                               402,000
    160,000                  B-/Caa1       Midstates Petroleum Co, Inc., 10.75%, 10/1/20 (144A)                 170,000
    535,000                  B-/Caa1       Northern Oil and Gas, Inc., 8.0%, 6/1/20                             545,700
     80,000                  B/B3          Oasis Petroleum, Inc., 6.5%, 11/1/21                                  85,000
    185,000                  B-/B3         PDC Energy, Inc., 7.75%, 10/15/22 (144A)                             189,625
    190,000                  B/B3          Penn Virginia Corp., 7.25%, 4/15/19                                  181,450
    450,000                  B/B1          Plains Exploration & Production Co., 6.125%, 6/15/19                 490,500
    160,000                  B-/Caa1       QR Energy LP, 9.25%, 8/1/20                                          168,000
    350,000                  B-/B3         Resolute Energy Corp., 8.5%, 5/1/20 (144A)                           352,625
    225,000                  B-/B3         Samson Investment Co., 9.75%, 2/15/20 (144A)                         237,938
    140,000                  B/B2          SandRidge Energy, Inc., 8.0%, 6/1/18 (144A)                          148,400
     85,000                  BB/B1         SM Energy Co., 6.5%, 11/15/21                                         90,950
    150,000                  B-/B3         Stone Energy Corp., 7.5%, 11/15/22                                   156,000
    870,000                  B+/B3         Swift Energy Co., 7.875%, 3/1/22                                     909,150
    100,000                  B/Caa1        Vanguard Natural Resources LLC, 7.875%, 4/1/20                       104,500
                                                                                                            -----------
                                                                                                            $ 7,282,526
                                                                                                            -----------
                                           Oil & Gas Refining & Marketing - 0.3%
    235,000                  BB+/Ba1       Tesoro Corp., 5.375%, 10/1/22                                    $   250,275
                                                                                                            -----------
                                           Oil & Gas Storage & Transportation - 0.8%
    405,000       7.00       BB+/Baa3      Enterprise Products Operating LLC, Floating Rate Note, 6/1/67    $   434,362
    150,000                  BB-/B1        Holly Energy Partners LP, 6.5%, 3/1/20 (144A)                        160,500
                                                                                                            -----------
                                                                                                            $   594,862
                                                                                                            -----------
                                           Coal & Consumable Fuels - 0.5%
    350,000                  B/B2          Penn Virginia Resource Partners LP, 8.375%, 6/1/20 (144A)        $   377,125
                                                                                                            -----------
                                           Total Energy                                                     $10,618,093
                                                                                                            -----------
                                           Materials - 7.7%
                                           Commodity Chemicals - 2.4%
    200,000                  CCC+/B3       Hexion US Finance Corp., 8.875%, 2/1/18                          $   205,500
  1,415,000                  BB+/Ba2       NOVA Chemicals Corp., 7.875%, 9/15/25                              1,425,612
    125,000                  BB-/B1        Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                            127,188
                                                                                                            -----------
                                                                                                            $ 1,758,300
                                                                                                            -----------
                                           Diversified Chemicals - 0.8%
    535,000                  BB+/Baa3      LyondellBasell Industries NV, 5.0%, 4/15/19                      $   591,175
                                                                                                            -----------
                                           Construction Materials - 0.1%
    220,000                  C/Caa3        AGY Holding Corp., 11.0%, 11/15/14                               $   104,500
                                                                                                            -----------
                                           Metal & Glass Containers - 1.2%
    765,000                  BB-/Ba3       Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                    $   849,150
                                                                                                            -----------
                                           Paper Packaging - 0.4%
    285,000                  B/B3          Packaging Dynamics Corp., 8.75%, 2/1/16 (144A)                   $   297,825
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                          Value
                                           Aluminum - 0.3%
    200,000                  BB-/Ba3       Kaiser Aluminum Corp., 8.25%, 6/1/20                             $   218,000
        988                  CCC+/B3       Noranda Aluminum Acquisition Corp., 4.524%, 5/15/15 (PIK)                929
                                                                                                            -----------
                                                                                                            $   218,929
                                                                                                            -----------
                                           Diversified Metals & Mining - 0.5%
    250,000                  B/B3          Global Brass & Copper, Inc., 9.5%, 6/1/19 (144A)                 $   270,625
     55,000                  B/Caa1        Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                  56,925
                                                                                                            -----------
                                                                                                            $   327,550
                                                                                                            -----------
                                           Gold - 0.6%
    100,000                  BB/Ba3        Eldorado Gold Corp., 6.125%, 12/15/20 (144A)                     $   101,750
    190,000                  BB-/B1        IAMGOLD Corp., 6.75%, 10/1/20 (144A)                                 185,250
    150,000                  BB-/B2        New Gold, Inc., 7.0%, 4/15/20 (144A)                                 160,125
                                                                                                            -----------
                                                                                                            $   447,125
                                                                                                            -----------
                                           Steel - 0.9%
    350,000                  CCC/Caa2      Essar Steel Algoma, Inc., 9.875%, 6/15/15 (144A)                 $   239,750
    130,000                  B/B3          JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                         135,850
    145,000                  BB+/Ba2       Steel Dynamics, Inc., 6.125%, 8/15/19 (144A)                         153,700
    145,000                  BB+/Ba2       Steel Dynamics, Inc., 6.375%, 8/15/22 (144A)                         153,700
                                                                                                            -----------
                                                                                                            $   683,000
                                                                                                            -----------
                                           Forest Products - 0.3%
    235,000                  B-/B3         Millar Western Forest Products, Ltd., 8.5%, 4/1/21               $   212,675
                                                                                                            -----------
                                           Paper Products - 0.2%
    130,000                  BB+/Ba1       PH Glatfelter Co., 5.375%, 10/15/20 (144A)                       $   133,250
                                                                                                            -----------
                                           Total Materials                                                  $ 5,623,479
                                                                                                            -----------
                                           Capital Goods - 4.2%
                                           Aerospace & Defense - 0.2%
    150,000                  CCC+/Caa1     Silver II Borrower, 7.75%, 12/15/20 (144A)                       $   155,250
                                                                                                            -----------
                                           Construction & Engineering - 0.4%
    345,000                  C/Caa3        New Enterprise Stone & Lime Co., Inc., 11.0%, 9/1/18             $   258,750
                                                                                                            -----------
                                           Electrical Components & Equipment - 2.2%
     200,000                 B+/Ba2        Belden, Inc., 5.5%, 9/1/22 (144A)                                $   205,500
     245,000                 B/B3          Coleman Cable, Inc., 9.0%, 2/15/18                                   263,375
   1,100,000                 B/B2          WESCO Distribution, Inc., 7.5%, 10/15/17                           1,114,520
                                                                                                            -----------
                                                                                                            $ 1,583,395
                                                                                                            -----------
                                           Industrial Conglomerates - 0.6%
    240,000                  B+/B2         JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                   $   248,100
    200,000                  CCC+/B3       Park-Ohio Industries, Inc., 8.125%, 4/1/21                           212,500
                                                                                                            -----------
                                                                                                            $   460,600
                                                                                                            -----------
                                           Construction & Farm Machinery & Heavy Trucks - 0.2%
    120,000                  CCC+/B3       Navistar International Corp., 8.25%, 11/1/21                     $   115,800
                                                                                                            -----------
                                           Industrial Machinery - 0.6%
    250,000                  B+/B1         Mcron Finance Sub LLC, 8.375%, 5/15/19 (144A)                    $   256,250
    235,000                  B/B3          Xerium Technologies, Inc., 8.875%, 6/15/18                           211,500
                                                                                                            -----------
                                                                                                            $   467,750
                                                                                                            -----------
                                           Total Capital Goods                                              $ 3,041,545
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                          Value
                                           Commercial Services & Supplies - 0.3%
                                           Diversified Support Services - 0.3%
    200,000                  B/B3          ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                         $   204,000
                                                                                                            -----------
                                           Total Commercial Services & Supplies                             $   204,000
                                                                                                            -----------
                                           Transportation - 0.6%
                                           Air Freight & Logistics - 0.3%
    210,000                  CCC+/Caa1     CEVA Group Plc, 11.625%, 10/1/16 (144A)                          $   215,775
                                                                                                            -----------
                                           Airlines - 0.1%
     59,508                  BB+/Ba2       Continental Airlines 1997-4 Class B Pass Through Trust,
                                           6.9%, 1/2/17                                                     $    60,400
                                                                                                            -----------
                                           Airport Services - 0.2%
    150,000                  B/B2          Aguila 3 SA, 7.875%, 1/31/18 (144A)                              $   159,000
                                                                                                            -----------
                                           Total Transportation                                             $   435,175
                                                                                                            -----------
                                           Automobiles & Components - 1.2%
                                           Auto Parts & Equipment - 0.6%
    200,000                  B+/B2         Pittsburgh Glass Works LLC, 8.5%, 4/15/16 (144A)                 $   184,000
    250,000                  B+/B1         Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (144A)            273,750
                                                                                                            -----------
                                                                                                            $   457,750
                                                                                                            -----------
                                           Tires & Rubber - 0.1%
     85,000                  B+/B1         The Goodyear Tire & Rubber Co., 7.0%, 5/15/22                    $    91,162
                                                                                                            -----------
                                           Automobile Manufacturers - 0.5%
    115,000                  B/B2          Chrysler Group LLC, 8.0%, 6/15/19                                $   125,350
    200,000                  B/B2          Chrysler Group LLC, 8.25%, 6/15/21                                   220,000
                                                                                                            -----------
                                                                                                            $   345,350
                                                                                                            -----------
                                           Total Automobiles & Components                                   $   894,262
                                                                                                            -----------
                                           Consumer Durables & Apparel - 3.4%
                                           Homebuilding - 1.6%
    365,000                  CCC/Caa3      Beazer Homes USA, Inc., 9.125%, 6/15/18                          $   380,512
    100,000                  BB-/B2        Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)       102,500
    190,000                  B/B2          KB Home, 7.5%, 9/15/22                                               207,100
    200,000                  B/B2          KB Home, 8.0%, 3/15/20                                               227,000
    115,000                  B+/B1         Meritage Homes Corp., 7.0%, 4/1/22                                   125,062
    105,000                  BB-/B1        The Ryland Group, Inc., 5.375%, 10/1/22                              107,494
                                                                                                            -----------
                                                                                                            $ 1,149,668
                                                                                                            -----------
                                           Housewares & Specialties - 1.8%
    225,000                  CCC+/Caa2     Reynolds Group Issuer, Inc., 8.25%, 2/15/21                      $   228,375
    350,000                  CCC+/Caa2     Reynolds Group Issuer, Inc., 8.5%, 5/15/18                           358,750
    685,000                  CCC+/B3       Yankee Candle Co., Inc., 9.75%, 2/15/17                              713,263
                                                                                                            -----------
                                                                                                            $ 1,300,388
                                                                                                            -----------
                                           Total Consumer Durables & Apparel                                $ 2,450,056
                                                                                                            -----------
                                           Consumer Services - 1.4%
                                           Casinos & Gaming - 0.5%
  1,335,000                  NR/WR         Mashantucket Western Pequot Tribe, 8.5%, 11/15/15 (144A) (c)     $    80,100
    100,000                  B+/B3         MGM Resorts International, 6.75%, 10/1/20 (144A)                     102,125
    200,000                  BB-/B1        Scientific Games International, Inc., 6.25%, 9/1/20 (144A)           206,500
                                                                                                            -----------
                                                                                                            $   388,725
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                         Value
                                           Hotels, Resorts & Cruise Lines - 0.2%
    110,000                  B+/B3         Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                      $   118,800
                                                                                                            -----------
                                           Restaurants - 0.2%
    150,000                  B-/Caa1       Burger King Capital Holdings LLC, 0.0%, 4/15/19
                                           (Step) (144A) (d)                                                $   126,375
                                                                                                            -----------
                                           Education Services - 0.1%
    130,000                  CCC-/B3       Cambium Learning Group, Inc., 9.75%, 2/15/17                     $   107,900
                                                                                                            -----------
                                           Specialized Consumer Services - 0.4%
    280,000                  BB/Ba3        Sotheby's, 5.25%, 10/1/22 (144A)                                 $   282,800
                                                                                                            -----------
                                           Total Consumer Services                                          $ 1,024,600
                                                                                                            -----------
                                           Media - 2.4%
                                           Advertising - 0.1%
     75,000                  B/B3          MDC Partners, Inc., 11.0%, 11/1/16 (144A)                        $    82,406
                                                                                                            -----------
                                           Broadcasting - 2.0%
    250,000                  BB-/B1        CCO Holdings LLC, 6.5%, 4/30/21                                  $   269,688
    273,653                  CCC+/Caa3     Intelsat Luxembourg SA, 11.5%, 2/4/17                                290,756
    340,000                  CCC+/Caa3     Intelsat Luxembourg SA, 11.5%, 2/4/17 (144A) (PIK)                   361,250
    350,000                  B+/B2         Quebecor Media, Inc., 5.75%, 1/15/23 (144A)                          368,812
    140,000                  B-/B3         Telesat Canada, 12.5%, 11/1/17                                       153,650
                                                                                                            -----------
                                                                                                            $ 1,444,156
                                                                                                            -----------
                                           Movies & Entertainment - 0.3%
    225,000                  B/B3          Live Nation Entertainment, Inc., 7.0%, 9/1/20 (144A)             $   234,844
                                                                                                            -----------
                                           Total Media                                                      $ 1,761,406
                                                                                                            -----------
                                           Food, Beverage & Tobacco - 1.1%
                                           Tobacco - 1.1%
    770,000                  B-/B3         Alliance One International, Inc., 10.0%, 7/15/16                 $   810,425
                                                                                                            -----------
                                           Total Food, Beverage & Tobacco                                   $   810,425
                                                                                                            -----------
                                           Health Care Equipment & Services - 3.4%
                                           Health Care Equipment - 0.4%
    300,000                  B+/B2         Physio-Control International, Inc., 9.875%, 1/15/19 (144A)       $   329,250
                                                                                                            -----------
                                           Health Care Services - 1.3%
    325,000                  CCC/Caa2      Gentiva Health Services, Inc., 11.5%, 9/1/18                     $   307,125
    410,000                  CCC+/Caa1     Surgical Care Affiliates, Inc., 10.0%, 7/15/17 (144A)                429,475
    218,225         8.88     CCC+/B3       Surgical Care Affiliates, Inc., Floating Rate Note,
                                           7/15/15 (144A)                                                       220,953
                                                                                                            -----------
                                                                                                            $   957,553
                                                                                                            -----------
                                           Health Care Facilities - 1.3%
    100,000                  B+/B1         Aviv Healthcare Properties LP, 7.75%, 2/15/19                    $   106,000
    350,000                  B/B3          Capella Healthcare, Inc., 9.25%, 7/1/17                              375,375
    450,000                  B-/B3         Kindred Healthcare, Inc., 8.25%, 6/1/19                              437,625
      8,000                  CCC+/Caa1     Vanguard Health Systems, Inc., 0.0%, 2/1/16 (d)                        6,000
                                                                                                            -----------
                                                                                                            $   925,000
                                                                                                            -----------
                                           Managed Health Care - 0.4%
    255,000                  A-/Baa2       AMERIGROUP Corp., 7.5%, 11/15/19                                 $   306,000
                                                                                                            -----------
                                           Total Health Care Equipment & Services                           $ 2,517,803
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                          Value
                                           Pharmaceuticals, Biotechnology & Life Sciences - 0.7%
                                           Biotechnology - 0.5%
    393,000                  B+/Caa2       Lantheus Medical Imaging, Inc., 9.75%, 5/15/17                   $   365,490
                                                                                                            -----------
                                           Pharmaceuticals - 0.2%
    120,000                  B-/Caa1       Sky Growth Acquisition Corp., 7.375%, 10/15/20 (144A)            $   119,400
                                                                                                            -----------
                                           Life Sciences Tools & Services - 0.0%+
        165                  B/Caa1        Catalent Pharma Solutions, Inc., 9.5%, 4/15/15                   $       168
                                                                                                            -----------
                                           Total Pharmaceuticals, Biotechnology & Life Sciences             $   485,058
                                                                                                            -----------
                                           Diversified Financials - 0.6%
                                           Other Diversified Financial Services - 0.3%
    250,000       7.25       BB-/NR        Embarcadero Reinsurance, Ltd., Floating Rate Note, 2/13/15
                                           (Cat Bond) (144A)                                                $   253,625
                                                                                                            -----------
                                           Asset Management & Custody Banks - 0.3%
    200,000                  BB+/Ba1       Neuberger Berman Group LLC, 5.875%, 3/15/22 (144A)               $   212,000
                                                                                                            -----------
                                           Total Diversified Financials                                     $   465,625
                                                                                                            -----------
                                           Insurance - 1.2%
                                           Insurance Brokers - 0.5%
    250,000                  CCC+/Caa2     Hub International, Ltd., 8.125%, 10/15/18 (144A)                 $   256,250
    150,000                  NR/Caa2       Onex USI Aquisition Corp., 7.75%, 1/15/21 (144A)                     147,750
                                                                                                            -----------
                                                                                                            $   404,000
                                                                                                            -----------
                                           Reinsurance - 0.7%
    250,000       5.75       BB/NR         Foundation Re III, Ltd., Floating Rate Note, 2/3/14
                                           (Cat Bond) (144A)                                                $   250,925
    250,000       0.00       NR/NR         Residential Reinsurance 2012, Ltd., Floating Rate Note, 12/6/16
                                           (Cat Bond) (144A)                                                    248,975
                                                                                                            -----------
                                                                                                            $   499,900
                                                                                                            -----------
                                           Total Insurance                                                  $   903,900
                                                                                                            -----------
                                           Real Estate - 1.4%
                                           Diversified REITs - 0.5%
    375,000                  B+/Ba3        CNL Lifestyle Properties, Inc., 7.25%, 4/15/19                   $   358,125
                                                                                                            -----------
                                           Specialized REITs - 0.3%
    245,000                  BB-/B1        Sabra Health Care LP, 8.125%, 11/1/18                            $   261,231
                                                                                                            -----------
                                           Real Estate Operating Companies - 0.6%
    410,000                  B/B3          Forest City Enterprises, Inc., 6.5%, 2/1/17                      $   401,800
     18,000                  B/B3          Forest City Enterprises, Inc., 7.625%, 6/1/15                         18,000
                                                                                                            -----------
                                                                                                            $   419,800
                                                                                                            -----------
                                           Total Real Estate                                                $ 1,039,156
                                                                                                            -----------
                                           Software & Services - 2.0%
                                           Internet Software & Services - 0.5%
    365,000                  BB-/B1        j2 Global, Inc., 8.0%, 8/1/20                                    $   379,600
                                                                                                            -----------
                                           Data Processing & Outsourced Services - 0.3%
     89,000                  B-/Caa1       First Data Corp., 12.625%, 1/15/21                               $    93,672
     50,000                  B+/B1         First Data Corp., 7.375%, 6/15/19 (144A)                              51,750
     89,000                  B-/Caa1       First Data Corp., 8.25%, 1/15/21 (144A)                               89,000
                                                                                                            -----------
                                                                                                            $   234,422
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                             S&P/
               Floating      Moody's
  Principal    Rate (b)      Ratings
 Amount ($)    (unaudited)   (unaudited)                                                                          Value
                                           Application Software - 0.7%
    327,000                  CCC-/Caa2     Allen Systems Group, Inc., 10.5%, 11/15/16 (144A)                $   241,980
    100,000                  BB-/NR        Nuance Communications, Inc., 2.75%, 11/1/31                          108,562
    105,000                  BB-/Ba3       Nuance Communications, Inc., 5.375%, 8/15/20 (144A)                  109,725
                                                                                                            -----------
                                                                                                            $   460,267
                                                                                                            -----------
                                           Systems Software - 0.5%
    422,748                  NR/NR         Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A) (PIK)             $   380,473
                                                                                                            -----------
                                           Total Software & Services                                        $ 1,454,762
                                                                                                            -----------
                                           Technology Hardware & Equipment - 0.7%
                                           Computer Hardware - 0.3%
    210,000                  BB/Ba3        NCR Corp., 5.0%, 7/15/22 (144A)                                  $   213,412
                                                                                                            -----------
                                           Electronic Equipment Manufacturers - 0.4%
    325,000                  BB-/B1        Viasystems, Inc., 7.875%, 5/1/19 (144A)                          $   318,500
                                                                                                            -----------
                                           Total Technology Hardware & Equipment                            $   531,912
                                                                                                            -----------
                                           Telecommunication Services - 4.9%
                                           Alternative Carriers - 0.6%
    425,000                  BB-/WR        PAETEC Holding Corp., 8.875%, 6/30/17                            $   455,812
                                                                                                            -----------
                                           Integrated Telecommunication Services - 3.9%
    250,000                  B/B1          Cincinnati Bell, Inc., 8.25%, 10/15/17                           $   269,375
    389,000                  B/B1          Cincinnati Bell, Inc., 8.375%, 10/15/20                              421,092
    731,000                  BB/Ba2        Frontier Communications Corp., 8.75%, 4/15/22                        847,960
    200,000                  BB/Ba2        Frontier Communications Corp., 9.25%, 7/1/21                         234,500
    105,000                  BB-/B1        TW Telecom Holdings, Inc., 5.375%, 10/1/22 (144A)                    109,988
    405,000                  B/Ba3         Windstream Corp., 7.5%, 6/1/22                                       429,300
    500,000                  B/Ba3         Windstream Corp., 7.75%, 10/15/20                                    540,000
                                                                                                            -----------
                                                                                                            $ 2,852,215
                                                                                                            -----------
                                           Wireless Telecommunication Services - 0.4%
    225,000                  B/B3          Intelsat Jackson Holdings SA, 7.25%, 4/1/19                      $   241,875
                                                                                                            -----------
                                           Total Telecommunication Services                                 $ 3,549,902
                                                                                                            -----------
                                           Utilities - 2.3%
                                           Electric Utilities - 0.2%
    450,000                  NR/Caa3       Texas Competitive Electric Holdings Co. LLC, 15.0%, 4/1/21       $   153,000
                                                                                                            -----------
                                           Independent Power Producers & Energy Traders - 2.1%
    465,000                  BB-/Ba3       InterGen NV, 9.0%, 6/30/17 (144A)                                $   416,175
    450,000                  BB-/B1        NRG Energy, Inc., 6.625%, 3/15/23 (144A)                             481,500
    555,000                  BB-/B1        NRG Energy, Inc., 7.625%, 5/15/19                                    593,850
                                                                                                            -----------
                                                                                                            $ 1,491,525
                                                                                                            -----------
                                           Total Utilities                                                  $ 1,644,525
                                                                                                            -----------
                                           TOTAL CORPORATE BONDS
                                           (Cost $39,482,365)                                               $39,455,684
                                                                                                            -----------
                                           SENIOR FLOATING RATE LOAN INTERESTS - 5.5%**
                                           Energy - 0.3%
                                           Oil & Gas Equipment & Services - 0.0%+
     22,257         8.50     CCC+/B3       FTS International Services LLC, Term Loan, 5/6/16                $    18,571
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                          Value
                                           Oil & Gas Exploration & Production - 0.3%
    200,000       6.00       B+/B1         Samson Investment Co., Initial Term Loan (Second Lien), 9/25/18  $   202,125
                                                                                                            -----------
                                           Total Energy                                                     $   220,696
                                                                                                            -----------
                                           Automobiles & Components - 0.9%
                                           Auto Parts & Equipment - 0.4%
    250,000       6.00       B+/B2         HHI Holdings LLC, 2012 Term Loan, 10/5/18                        $   253,750
                                                                                                            -----------
                                           Automobile Manufacturers - 0.5%
    384,150       6.00       BB/Ba2        Chrysler Group LLC, Tranche B Term Loan, 5/24/17                 $   393,111
                                                                                                            -----------
                                           Total Automobiles & Components                                   $   646,861
                                                                                                            -----------
                                           Consumer Durables & Apparel - 0.1%
                                           Housewares & Specialties - 0.1%
     63,181       5.25       B+/B1         Yankee Candle Co., Inc., Initial Term Loan, 4/2/19               $    63,971
                                                                                                            -----------
                                           Total Consumer Durables & Apparel                                $    63,971
                                                                                                            -----------
                                           Consumer Services - 0.9%
                                           Hotels, Resorts & Cruise Lines - 0.4%
    296,250       6.25       NR/Ba2        Seven Seas Cruises S de RL LLC, Term B Loan, 12/21/18            $   300,694
                                                                                                            -----------
                                           Restaurants - 0.2%
    163,763       6.50       B+/B1         Landry's, Inc., B Term Loan, 4/24/18                             $   165,810
                                                                                                            -----------
                                           Specialized Consumer Services - 0.3%
    188,576       5.50       B/Ba3         Ascent Capital Group, Inc., Term Loan, 3/23/18                   $   190,697
                                                                                                            -----------
                                           Total Consumer Services                                          $   657,201
                                                                                                            -----------
                                           Media - 0.2%
                                           Broadcasting - 0.0%+
     39,973       4.46       B+/B2         Univision Communications, Inc., Extended First-Lien
                                           Term Loan, 3/31/17                                               $    39,395
                                                                                                            -----------
                                           Cable & Satellite - 0.2%
    114,425       6.25       B/B1          WideOpenWest LLC, Term Loan, 7/17/18                             $   115,918
                                                                                                            -----------
                                           Total Media                                                      $   155,313
                                                                                                            -----------
                                           Food & Staples Retailing - 0.2%
                                           Food Distributors - 0.2%
    150,000       5.75       B/B1          AdvancePierre Foods, 1st Lien Term Loan, 7/10/17                 $   151,969
                                                                                                            -----------
                                           Total Food & Staples Retailing                                   $   151,969
                                                                                                            -----------
                                           Health Care Equipment & Services - 0.8%
                                           Health Care Services - 0.5%
    339,224       6.50       B/B1          Gentiva Health Services, Inc., Term B1 Term Loan, 8/17/16        $   334,983
                                                                                                            -----------
                                           Health Care Technology - 0.3%
     25,510       7.75       B/NR          Physician Oncology Services LP, Delayed Draw Term Loan, 1/31/17  $    24,490
                                                                                                            -----------
    209,980       7.75       B/B2          Physician Oncology Services LP, Effective Date Term Loan, 1/31/17    201,581
                                                                                                            -----------
                                                                                                            $   226,071
                                                                                                            -----------
                                           Total Health Care Equipment & Services                           $   561,054
                                                                                                            -----------
                                           Diversified Financials - 0.2%
                                           Other Diversified Financial Services - 0.2%
    123,674       5.25       NR/Ba2        WorldPay, Facility B2A Term Loan, 11/30/17                       $   124,679
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                         Value
                                           Consumer Finance - 0.0%+
     50,000       5.50       CCC+/B3       Springleaf Finance Corp., Initial Term Loan, 5/10/17             $    49,797
                                                                                                            -----------
                                           Total Diversified Financials                                     $   174,476
                                                                                                            -----------
                                           Insurance - 0.5%
                                           Insurance Brokers - 0.4%
    266,114       6.75       B+/B1         HUB International Holdings, Inc., 2017 Extended Additional
                                           Term Loan, 12/13/17                                              $   268,831
                                                                                                            -----------
                                           Multi-line Insurance - 0.1%
    114,425       5.75       B+/Ba2        AmWINS Group, Inc., 1st Lien Term Loan, 6/6/19                   $   115,140
                                                                                                            -----------
                                           Total Insurance                                                  $   383,971
                                                                                                            -----------
                                           Software & Services - 0.2%
                                           Application Software - 0.2%
     74,276       8.00       B/Ba3         Expert Global Solutions, Inc., 1st Lien Term B Advance, 4/3/18   $    74,694
     49,495       5.25       B+/B1         Vertafore, Inc., 1st Lien Term Loan, 7/29/16                          50,114
                                                                                                            -----------
                                                                                                            $   124,808
                                                                                                            -----------
                                           Total Software & Services                                        $   124,808
                                                                                                            -----------
                                           Technology Hardware & Equipment - 0.3%
                                           Electronic Components - 0.3%
    214,006       2.46       BB+/Ba2       Flextronics Semiconductor, Ltd., A Closing Date Loan, 10/1/14    $   214,380
     19,715       2.46       BB+/Ba2       Flextronics Semiconductor, Ltd., A-1-A Delayed Draw
                                           Loan, 10/1/14                                                         19,750
                                                                                                            -----------
                                                                                                            $   234,130
                                                                                                            -----------
                                           Total Technology Hardware & Equipment                            $   234,130
                                                                                                            -----------
                                           Semiconductors & Semiconductor Equipment - 0.3%
                                           Semiconductor Equipment - 0.3%
    209,095       5.75       BB-/B1        Aeroflex, Inc., Tranche B Term Loan, 5/9/18                      $   211,447
                                                                                                            -----------
                                           Total Semiconductors & Semiconductor Equipment                   $   211,447
                                                                                                            -----------
                                           Telecommunication Services - 0.2%
                                           Wireless Telecommunication Services - 0.2%
    110,000       3.21       B/B3          Intelsat Jackson Holdings SA, Unsecured Term Loan, 2/1/14        $   110,172
                                                                                                            -----------
                                           Total Telecommunication Services                                 $   110,172
                                                                                                            -----------
                                           Utilities - 0.4%
                                           Electric Utilities - 0.4%
    478,222       4.75       CCC/Caa1      Texas Competitive Electric Holdings Co. LLC, 2017 Extended
                                           Term Loan, 10/10/17                                              $   322,031
                                                                                                            -----------
                                           Total Utilities                                                  $   322,031
                                                                                                            -----------
                                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                           (Cost $4,028,884)                                                $ 4,018,100
                                                                                                            -----------

     Shares
                                           WARRANTS - 0.0%+
                                           Energy - 0.0%+
                                           Oil & Gas Equipment & Services - 0.0%+
         75                                Green Field Energy Services, Inc. (144A)                         $     2,325
                                                                                                            -----------
                                           Total Energy                                                     $     2,325
                                                                                                            -----------
                                           TOTAL WARRANTS
                                           (Cost $3,000)                                                    $     2,325
                                                                                                            -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

                             S&P/
              Floating       Moody's
  Principal   Rate (b)       Ratings
 Amount ($)   (unaudited)    (unaudited)                                                                          Value
                                           TEMPORARY CASH INVESTMENTS - 1.2%
                                           Repurchase Agreement - 1.2%
    885,000                                JPMorgan, Inc., 0.24%, dated 12/31/12, repurchase price of
                                           $885,000 plus accrued interest on 1/2/13 collateralized by
                                           $941,822 Federal National Mortgage Association,
                                           3.0-5.5%, 7/1/22-9/1/42                                          $   885,000
                                                                                                            -----------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $885,000)                                                  $   885,000
                                                                                                            -----------
                                           TOTAL INVESTMENT IN SECURITIES - 98.3%
                                           (Cost $67,987,205) (a)                                           $71,788,093
                                                                                                            -----------
                                           OTHER ASSETS & LIABILITIES - 1.7%                                $ 1,272,613
                                                                                                            -----------
                                           TOTAL NET ASSETS - 100.0%                                        $73,060,706
                                                                                                            ===========

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

PIK         Represents a pay-in-kind security.

REIT        Real Estate Investment Trust.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2012, the value of these securities amounted to $16,793,929 or 23.0% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $68,235,451 was as follows:

               Aggregate gross unrealized gain for all investments in
               which there is an excess of value over tax cost                  $ 8,016,585

               Aggregate gross unrealized loss for all investments in
               which there is an excess of tax cost over value                   (4,463,943)
                                                                                -----------
               Net unrealized gain                                              $ 3,552,642
                                                                                ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)         Security is in default and is non-income producing.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $33,634,960 and $36,240,041, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements - Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements - Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements - Note 1A.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's investments:

                                                   Level 1         Level 2       Level 3       Total
    Convertible Corporate Bonds               $            --    $14,540,730    $      --    $14,540,730
    Preferred Stocks                                  275,828         27,500           --        303,328
    Convertible Preferred Stocks                      709,037        840,544           --      1,549,581
    Common Stocks                                  10,428,256          2,380           --     10,430,636
    Asset Backed Securities                                --         59,568           --         59,568
    Collateralized Mortgage Obligations                    --        543,141           --        543,141
    Corporate Bonds                                        --     39,455,684           --     39,455,684
    Senior Floating Rate Loan Interests                    --      4,018,100           --      4,018,100
    Warrants                                               --          2,325           --          2,325
    Repurchase Agreements                                  --        885,000           --        885,000
                                              ---------------    -----------    ---------    -----------
    Total                                     $    11,413,121    $60,374,972    $      --    $71,788,093
                                              ===============    ===========    =========    ===========

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                           Common         Corporate
                                                           Stocks           Bonds          Total
    Balance as of 12/31/11                              $    110,980   $    150,979   $      261,959
    Realized gain (loss)1                                    (97,528)      (328,151)        (425,679)
    Change in unrealized appreciation (depreciation)2        (31,949)       365,680          333,731
    Purchases**                                                   --        165,278          165,278
    Sales                                                     18,497       (283,531)        (265,035)
    Transfers in to Level 3*                                      --             --               --
    Transfers out of Level 3*                                     --        (70,255)         (70,255)
                                                        ------------   ------------   --------------
    Balance as of 12/31/12                              $         --   $         --   $           --
                                                        ============   ============   ==============

1 Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended December 31, 2012, there were no transfers between Levels 1 and 2.

**  A portion of the total purchases includes payment in kind transactions.

Net change in unrealized appreciation (depreciation)
on investments still held as of 12/31/12                  $        --
                                                          -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              Year Ended
                                                               Year Ended      12/31/11     Year Ended   Year Ended     Year Ended
                                                                12/31/12    (Consolidated)   12/31/10     12/31/09       12/31/08
Class I
Net asset value, beginning of period                             $  9.92       $ 10.64       $  9.53       $  6.46       $ 11.05
                                                                 -------       -------       -------       -------       -------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.56       $  0.59       $  0.59       $  0.61       $  0.67
   Net realized and unrealized gain (loss) on investments           0.96         (0.75)         1.07          3.10         (4.36)
                                                                 -------       -------       -------       -------       -------
     Net increase (decrease) from investment operations          $  1.52       $ (0.16)      $  1.66       $  3.71       $ (3.69)
Distributions to shareowners:
   Net investment income                                           (0.57)        (0.56)        (0.55)        (0.64)        (0.67)
   Net realized gain                                               (0.40)           --            --            --         (0.23)
                                                                 -------       -------       -------       -------       -------
     Net increase (decrease) in net asset value                  $  0.55       $ (0.72)      $  1.11       $  3.07       $ (4.59)
                                                                 -------       -------       -------       -------       -------
Net asset value, end of period                                   $ 10.47       $  9.92       $ 10.64       $  9.53       $  6.46
                                                                 =======       =======       =======       =======       =======
Total return*                                                      16.08%        (1.68)%       18.04%        60.49%       (35.43)%
Ratio of net expenses to average net assets+                        0.86%         0.82%         0.81%         0.80%         0.83%
Ratio of net investment income to average net assets+               5.39%         5.47%         5.98%         7.58%         7.00%
Portfolio turnover rate                                               44%           43%           33%           41%           36%
Net assets, end of period (in thousands)                         $59,937       $58,084       $71,180       $73,517       $43,923


+      Ratios assuming no reduction for fees paid indirectly.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE : The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              Year Ended
                                                                Year Ended     12/31/11      Year Ended    Year Ended   Year Ended
                                                                12/31/12    (Consolidated)    12/31/10      12/31/09     12/31/08
Class II
Net asset value, beginning of period                              $  9.88       $ 10.61        $  9.51       $  6.45      $ 11.04
                                                                  -------       -------        -------       -------      -------
Increase (decrease) from investment operations:
    Net investment income                                         $  0.54       $  0.55        $  0.54       $  0.61      $  0.65
    Net realized and unrealized gain (loss) on investments           0.94         (0.75)          1.08          3.07        (4.36)
                                                                  -------       -------        -------       -------      -------
       Net increase (decrease) from investment operations         $  1.48       $ (0.20)       $  1.62       $  3.68      $ (3.71)
Distributions to shareowners:
    Net investment income                                           (0.54)        (0.53)         (0.52)        (0.62)       (0.65)
    Net realized gain                                               (0.40)           --             --            --        (0.23)
                                                                  -------       -------        -------       -------      -------
       Net increase (decrease) in net asset value                 $  0.54       $ (0.73)       $  1.10       $  3.06      $ (4.59)
                                                                  -------       -------        -------       -------      -------
Net asset value, end of period                                    $ 10.42       $  9.88        $ 10.61       $  9.51      $  6.45
                                                                  =======       =======        =======       =======      =======
Total return*                                                       15.73%        (2.04)%        17.67%        60.03%      (35.63)%
Ratio of net expenses to average net assets+                         1.12%         1.07%          1.04%         1.05%        1.08%
Ratio of net investment income to average net assets+                5.10%         5.18%          5.67%         7.24%        6.65%
Portfolio turnover rate                                                44%           43%            33%           41%          36%
Net assets, end of period (in thousands)                          $13,124       $14,696        $15,582       $65,631      $33,797

+      Ratios assuming no reduction for fees paid indirectly.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $67,987,205)                       $71,788,093
  Cash                                                                  361,123
  Receivables --
     Investment securities sold                                         255,887
     Portfolio shares sold                                               32,343
     Interest                                                           876,445
     Dividends                                                           30,829
  Unrealized appreciation on bridge loan commitments                      7,605
  Other                                                                  48,672
                                                                    -----------
        Total assets                                                $73,400,997
                                                                    -----------

LIABILITIES:
   Payables --
     Investment securities purchased                                $   265,163
     Portfolio shares repurchased                                        13,285
   Due to affiliates                                                      7,541
   Accrued expenses                                                      30,168
   Accrued professional fees                                             24,134
                                                                    -----------
         Total liabilities                                          $   340,291
                                                                    -----------

NET ASSETS:
  Paid-in capital                                                   $64,437,691
  Undistributed net investment income                                   548,488
  Accumulated net realized gain on investments                        4,273,639
  Net unrealized gain on investments                                  3,793,283
  Net unrealized gain on bridge loan commitments                          7,605
                                                                    -----------
        Total net assets                                            $73,060,706
                                                                    ===========

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $59,937,041/5,725,529 shares)                  $     10.47
                                                                    ===========
   Class II (based on $13,123,665/1,259,997 shares)                 $     10.42
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Interest                                                           $4,477,424
  Dividends (net of foreign taxes withheld of $11,273)                  375,845
  Income from securities loaned, net                                        501
                                                                     ----------
     Total investment income                                                       $ 4,853,770
                                                                                   -----------

EXPENSES:
  Management fees                                                    $  505,301
  Transfer agent fees
     Class I                                                              1,500
     Class II                                                             1,500
  Distribution fees
     Class II                                                            35,266
  Administrative reimbursements                                          29,092
  Custodian fees                                                         19,556
  Professional fees                                                      54,958
  Printing expense                                                       27,577
  Fees and expenses of nonaffiliated Trustees                             7,048
  Miscellaneous                                                          23,381
                                                                     ----------
     Total expenses                                                                $   705,179
                                                                                   -----------
         Net investment income                                                     $ 4,148,591
                                                                                   -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CLASS ACTIONS,
SWAPS AND BRIDGE LOAN COMMITMENTS:
  Net realized gain (loss) on:
    Investments                                                      $4,222,885
    Class actions                                                         8,640
    Credit default swaps                                                134,548    $ 4,366,073
                                                                     ----------    -----------
  Change in net unrealized gain (loss) on:
    Investments                                                      $2,660,932
    Bridge loan commitments                                               7,605
    Credit default swaps                                                 (8,583)   $ 2,659,954
                                                                     ----------    -----------
  Net gain on investments                                                          $ 7,026,027
                                                                                   -----------
  Net increase in net assets resulting from operations                             $11,174,618
                                                                                   ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                    Year Ended
                                                                                               Year Ended           12/31/11
                                                                                                12/31/12          (Consolidated)
FROM OPERATIONS:
Net investment income                                                                          $  4,148,591       $   4,416,858
Net realized gain on investments, class actions and swaps                                         4,366,073           4,273,080
Change in net unrealized gain (loss) on investments, swaps and bridge loan commitments            2,659,954          (9,488,923)
                                                                                               ------------       -------------
     Net increase (decrease) in net assets resulting from operations                           $ 11,174,618       $    (798,985)
                                                                                               ------------       -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class I ($0.57 and $0.56 per share, respectively)                                           $ (3,498,995)      $  (3,565,239)
   Class II ($0.54 and $0.53 per share, respectively)                                              (735,726)           (715,720)
Net realized gain:
   Class I ($0.40 and $0.00 per share, respectively)                                             (2,584,745)                 --
   Class II ($0.40 and $0.00 per share, respectively)                                              (443,501)                 --
                                                                                               ------------       -------------
     Total distributions to shareowners                                                        $ (7,262,967)      $  (4,280,959)
                                                                                               ------------       -------------

FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                               $ 25,377,554       $  49,877,114
Reinvestment of distributions                                                                     7,262,967           4,280,959
Cost of shares repurchased                                                                      (36,270,693)        (63,060,620)
                                                                                               ------------       -------------
   Net decrease in net assets resulting from Portfolio share transactions                      $ (3,630,172)      $  (8,902,547)
                                                                                               ------------       -------------
   Net increase (decrease) in net assets                                                       $    281,479       $ (13,982,491)
NET ASSETS:
Beginning of year                                                                                72,779,227          86,761,718
                                                                                               ------------       -------------
End of year                                                                                    $ 73,060,706       $  72,779,227
                                                                                               ============       =============
Undistributed net investment income                                                            $    548,488       $     636,983
                                                                                               ============       =============

                                                    '12 Shares           '12 Amount          '11 Shares          '11 Amount
CLASS I
Shares sold                                          1,514,223          $ 15,716,551           1,516,056         $ 16,105,984
Reinvestment of distributions                          602,680             6,083,740             338,682            3,565,239
Less shares repurchased                             (2,247,002)          (23,321,443)         (2,688,994)         (28,672,473)
                                                    ----------          ------------          ----------         ------------
      Net decrease                                    (130,099)         $ (1,521,152)           (834,256)        $ (9,001,250)
                                                    ==========          ============          ==========         ============
CLASS II
Shares sold                                            922,394          $  9,661,003           3,276,286         $ 33,771,130
Reinvestment of distributions                          117,046             1,179,227              68,484              715,720
Less shares repurchased                             (1,266,163)          (12,949,250)         (3,326,904)         (34,388,147)
                                                    ----------          ------------          ----------         ------------
      Net increase (decrease)                         (226,723)         $ (2,109,020)             17,866         $     98,703
                                                    ==========          ============          ==========         ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/30/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At December 31, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.  Foreign Currency Translation

    The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Portfolio had no outstanding portfolio or settlement hedges during the year ended December 31, 2012.

D.  Federal Income Taxes

    It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Portfolio reclassified $860 to decrease paid-in capital, $2,365 to decrease undistributed net investment income and $3,225 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

    The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                 2012               2011
-----------------------------------------------------------------------------
Distributions paid from:
Ordinary income                              $   4,234,721    $     4,280,959
Long-term capital gain                           3,028,246                 --
                                             -------------    ---------------
   Total distributions                       $   7,262,967    $     4,280,959
                                             =============    ===============
Distributable Earnings:
(Accumulated Losses):
Undistributed ordinary income                $   1,392,367
Undistributed long-term gain                     3,678,006
Net unrealized gain                              3,552,642
                                             -------------
   Total                                     $   8,623,015
                                             =============

    The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds and interest on defaulted bonds.

E.  Portfolio Shares and Allocations

    The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

    All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

    During the period, the Portfolio recognized gains of $8,640 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.  Risks

    The Portfolio invests in below investment grade (high yield) debt securities and in preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. In addition, the Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.  Securities Lending

    The Portfolio may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Portfolio typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Portfolio's securities lending agent, manages the Portfolio's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Portfolio. The Portfolio also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Portfolio. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Portfolio prior to the close of business on that day. The Portfolio has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

    notice. The Portfolio is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012, the Portfolio ended its involvement in the securities lending program.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to increase the Portfolio's income, to add leverage to the Portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

    When the Portfolio enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Portfolio, as the protection seller, is recorded as a liability in the Portfolio's records. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Portfolio's records. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

    During the year ended December 31, 2012, the average notional value of credit default swap contracts held by the Portfolio was $760,000. The Portfolio had no credit default swap contracts outstanding at December 31, 2012.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,951 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $234 in transfer agent fees payable to PIMSS at December 31, 2012.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $356 in distribution fees payable to PFD at December 31, 2012.

5. Bridge Loan Commitments

As of December 31, 2012, the Portfolio had bridge loan commitments of $388,365 (excluding unrealized appreciation on those commitments of $7,605 as of December 31, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreements:

----------------------------------------------------------------------------------------
     Loan                              Principal     Cost       Value   Unrealized Gain
----------------------------------------------------------------------------------------
     DuPont Performance, Bridge Loan   300,000     $388,365   $395,970      $7,605
----------------------------------------------------------------------------------------
      Total                                                                 $7,605
----------------------------------------------------------------------------------------

6. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Portfolio as of December 31, 2011 included the accounts of Blaze Holding VICHYDF, Inc. ("the Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and was wholly-owned and controlled by the Portfolio. The Subsidiary acted as an investment vehicle for the Portfolio's interest in Blaze Recycling and Metals LLC, Class A Units ("Blaze").

On November 20, 2012, the Subsidiary sold its interest in Blaze, and liquidated on December 31, 2012. The disposition of this investment resulted in a recognized loss of $97,528, which is reflected as part of the Net Realized Gain
(Loss) on Investments in the Statement of Operations. The investment in the Subsidiary had no other impact on the Fund's operations. As a result, the financial statements as of December 31, 2012 are not consolidated.

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

-----------------------------------------------------------------------------------------------------------------------
 Derivatives Not                                                                                          Change in
 Accounted for as                                                                      Realized Gain or   Unrealized
 Hedging Instruments                                                                      (Loss) on     Gain or (Loss)
 Under Accounting                    Location of Gain or (Loss)                          Derivatives    on Derivatives
 Standards Codification                    on Derivatives                               Recognized in   Recognized in
 (ASC) 815                             Recognized in Income                                Income          Income
-----------------------------------------------------------------------------------------------------------------------
 Credit default swaps       Net realized gain (loss) on credit default swaps              $134,548
 Credit default swaps       Change in unrealized gain (loss) on credit default swaps                      $(8,583)
-----------------------------------------------------------------------------------------------------------------------

32
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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer High Yield VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

ADDITIONAL INFORMATION (unaudited)


The percentage of the Portfolio's ordinary income distributions that is exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income is 65.61%.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2012, in the second quintile of its Morningstar category for the three year period ended June 30, 2012, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Portfolio's recent underperformance and indicated that they were satisfied with the information presented with respect to the Portfolio's performance.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the Portfolio's non-management fee expenses (excluding transfer agent fees) were only 3.2 basis points higher than the median non-management fee expenses of the Portfolio's Strategic Insight peer group. The Trustees noted the small asset size of the Portfolio compared to the median size of its peer group, and the impact of non-management fee operating expenses on the Portfolio's expense ratio.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD        LENGTH OF SERVICE                                     OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST       AND TERM OF OFFICE         PRINCIPAL OCCUPATION       HELD BY THIS TRUSTEE
Thomas J. Perna (62)  Chairman of the      Trustee since 2006.        Chairman and Chief         Director, Broadridge
                      Board and            Serves  until a successor  Executive Officer,         Financial Solutions,
                      Trustee              trustee is  elected or     Quadriserv, Inc.           Inc. (investor
                                           earlier retirement  or     (technology  products for  communications and
                                           removal.                   securities lending         securities processing
                                                                      industry) (2008 -          provider for financial
                                                                      present); private          services industry)
                                                                      investor  (2004 - 2008);   (2009 - present);
                                                                      and Senior Executive Vice  Director, Quadriserv,
                                                                      President, The Bank of     Inc. (2005 - present);
                                                                      New York  (financial and   and Commissioner, New
                                                                      securities services)       Jersey State Civil
                                                                      (1986 - 2004)              Service Commission
                                                                                                 (2011 - present)
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)    Trustee              Trustee since 2005.        Managing Partner, Federal  Director of Enterprise
                                           Serves until a successor   City Capital Advisors      Community Investment,
                                           trustee is elected or      (corporate advisory        Inc. (privately held
                                           earlier retirement or      services company) (1997 -  affordable housing
                                           removal.                   2004 and 2008 - present);  finance company) (1985 -
                                                                      Interim Chief Executive    2010); Director of
                                                                      Officer, Oxford            Oxford Analytica, Inc.
                                                                      Analytica, Inc.            (2008 - present);
                                                                      (privately held research   Director of The Swiss
                                                                      and consulting company)    Helvetia Fund, Inc.
                                                                      (2010); Executive Vice     (closed-end fund) (2010 -
                                                                      President and Chief        present); and
                                                                      Financial Officer,         Director of New York
                                                                      I-trax, Inc. (publicly     Mortgage Trust
                                                                      traded health care         (publicly traded
                                                                      services company) (2004 -  mortgage REIT) (2004 -
                                                                      2007); and Executive Vice  2009, 2012 - present)
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Pedestal Inc.
                                                                      (internet-based mortgage
                                                                      trading company) (2000 -
                                                                      2002)
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman  Trustee              Trustee since 2008.        William Joseph Maier       Trustee, Mellon
(68)                                       Serves until a successor   Professor of Political     Institutional Funds
                                           trustee is elected or      Economy, Harvard           Investment Trust and
                                           earlier retirement or      University (1972 -         Mellon Institutional
                                           removal.                   present)                   Funds Master Portfolio
                                                                                                 (oversaw 17 portfolios
                                                                                                 in fund complex)
                                                                                                 (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Margaret B.W. Graham   Trustee          Trustee since 2000.        Founding Director, Vice President  None
(65)                                    Serves  until a successor  and Corporate Secretary, The
                                        trustee is  elected or     Winthrop  Group, Inc. (consulting
                                        earlier retirement  or     firm) (1982-present); Desautels
                                        removal.                   Faculty of  Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of  Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee          Trustee since 1995.        President and Chief Executive      Director of New America High
(64)                                    Serves until a successor   Officer, Newbury, Piret &          Income Fund, Inc. (closed-end
                                        trustee is elected or      Company, Inc. (investment banking  investment company) (2004 -
                                        earlier retirement or      firm) (1981 - present)             present); and member, Board
                                        removal.                                                      of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)   Trustee          Trustee since 2008.        Senior Counsel, Sullivan &         Director, The Swiss Helvetia
                                        Serves until a successor   Cromwell LLP (law firm) (1998 -    Fund, Inc. (closed-end
                                        trustee is elected or      present); and Partner, Sullivan &  investment company); and
                                        earlier retirement or      Cromwell LLP (prior to 1998)       Director, Invesco, Ltd.
                                        removal.                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD     LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST    AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
John F. Cogan, Jr.    Trustee,          Trustee since 1994.        Non-Executive Chairman and a       None
(86)*                 President  and    Serves  until a successor  director of Pioneer Investment
                      Chief  Executive  trustee is  elected or     Management  USA Inc. ("PIM-USA");
                      Officer  of the   earlier retirement  or     Chairman and a director of
                      Portfolio         removal.                   Pioneer; Chairman and  Director
                                                                   of Pioneer Institutional Asset
                                                                   Management, Inc. (since 2006);
                                                                   Director of Pioneer Alternative
                                                                   Investment Management Limited
                                                                   (Dublin) (until October 2011);
                                                                   President and a director of
                                                                   Pioneer Alternative Investment
                                                                   Management (Bermuda) Limited and
                                                                   affiliated funds; Deputy Chairman
                                                                   and a director of Pioneer Global
                                                                   Asset Management S.p.A. ("PGAM")
                                                                   (until April 2010); Director of
                                                                   Nano-C, Inc. (since 2003);
                                                                   Director of Cole Management Inc.
                                                                   (2004 - 2011); Director of
                                                                   Fiduciary Counseling, Inc. (until
                                                                   December 2011); President of all
                                                                   of the Pioneer Funds; and Retired
                                                                   Partner, Wilmer Cutler Pickering
                                                                   Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury   Trustee and       Trustee since 2007.        Director, CEO and President of     None
(54)*                 Executive Vice    Serves until a successor   PIM-USA (since February 2007);
                      President         trustee is elected or      Director and President of Pioneer
                                        earlier retirement or      and Pioneer Institutional Asset
                                        removal.                   Management, Inc. (since February
                                                                   2007); Executive Vice President
                                                                   of all of the Pioneer Funds
                                                                   (since March 2007); Director of
                                                                   PGAM (2007 - 2010); Head of New
                                                                   Europe Division, PGAM (2000 -
                                                                   2005); and Head of New Markets
                                                                   Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                      POSITION HELD    LENGTH OF SERVICE AND                                          OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST   TERM OF OFFICE           PRINCIPAL OCCUPATION                  HELD BY THIS OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J.        Secretary and    Since 2003. Serves at    Vice President and Associate General  None
Kelley (48)           Chief Legal      the discretion of the    Counsel of Pioneer since January
                      Officer          Board.                   2008; Secretary and Chief Legal
                                                                Officer of all of the Pioneer Funds
                                                                since June 2010; Assistant Secretary
                                                                of all of the Pioneer Funds from
                                                                September 2003 to May 2010; and Vice
                                                                President and Senior Counsel of
                                                                Pioneer from July 2002 to December
                                                                2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan     Assistant        Since 2010. Serves at    Fund Governance Director of Pioneer   None
(51)                  Secretary        the discretion of the    since December 2006 and Assistant
                                       Board.                   Secretary of all the Pioneer Funds
                                                                since June 2010; Manager - Fund
                                                                Governance of Pioneer from December
                                                                2003 to November 2006; and Senior
                                                                Paralegal of Pioneer from January
                                                                2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)     Assistant        Since 2010. Serves at    Counsel of Pioneer since June 2007    None
                      Secretary        the discretion of the    and Assistant Secretary of all the
                                       Board.                   Pioneer Funds since June 2010; and
                                                                Vice President and Counsel at State
                                                                Street Bank from October 2004 to
                                                                June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)  Treasurer and    Since 2008. Serves at    Vice President - Fund Treasury of     None
                      Chief Financial  the discretion of the    Pioneer; Treasurer of all of the
                      and Accounting   Board.                   Pioneer Funds since March 2008;
                      Officer of the                            Deputy Treasurer of Pioneer from
                      Portfolio                                 March 2004 to February 2008; and
                                                                Assistant Treasurer of all of the
                                                                Pioneer Funds from March 2004 to
                                                                February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti      Assistant        Since 2000. Serves at    Assistant Vice President - Fund       None
(47)                  Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)    Assistant        Since 2002. Serves at    Fund Accounting Manager - Fund        None
                      Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson      Assistant        Since 2009. Serves at    Fund Administration Manager - Fund    None
(33)                  Treasurer        the discretion of the    Treasury of Pioneer since November
                                       Board.                   2008; Assistant Treasurer of all of
                                                                the Pioneer Funds since January
                                                                2009; and Client Service Manager -
                                                                Institutional Investor Services at
                                                                State Street Bank from March 2003 to
                                                                March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)  Chief            Since 2010. Serves at    Chief Compliance Officer of Pioneer   None
                      Compliance       the discretion of the    and of all the Pioneer Funds since
                      Officer          Board.                   March 2010; Director of Adviser and
                                                                Portfolio Compliance at Pioneer
                                                                since October 2005; and Senior
                                                                Compliance Officer for Columbia
                                                                Management Advisers, Inc. from
                                                                October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (41)  Anti-Money       Since 2006. Serves at    Director - Transfer Agency            None
                      Laundering       the discretion of the    Compliance of Pioneer and Anti-Money
                      Officer          Board.                   Laundering Officer of all the
                                                                Pioneer funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18662-07-0213

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

             Pioneer Ibbotson Growth Allocation VCT Portfolio -- Class II Shares Pioneer Ibbotson Moderate Allocation VCT Portfolio -- Class I and II Shares

This material is not intended to replace the advice of a qualified attorney, tax advisor, investment professional or insurance agent and should not be construed as financial advice or the recommendation of any security.

                                                                   ANNUAL REPORT

                                                               December 31, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Ibbotson Asset Allocation Series VCT Portfolios

Pioneer Ibbotson Moderate Allocation VCT
   Portfolio -- Portfolio and Performance Update                               2

Pioneer Ibbotson Growth Allocation VCT
   Portfolio -- Portfolio and Performance Update                               3

Comparing Ongoing Portfolio Expenses                                           4

Market Overview and Strategy                                                   6

Portfolio Reviews                                                              9

Schedule of Investments                                                       10

Financial Statements                                                          12

Notes to Financial Statements                                                 20

Report of Independent Registered Public Accounting Firm                       27

Approval of Investment Advisory and Sub-Advisory Agreements                   28

Trustees, Officers and Service Providers                                      34

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Ibbotson Moderate Allocation VCT        PIONEER VARIABLE CONTRACTS TRUST
Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Target Asset Allocations

Equity                                                                       60%
Fixed-Income                                                                 40%

Actual Asset Allocations of Underlying Funds

Bonds                                                                      20.7%
--------------------------------------------------------------------------------
Large Cap Growth Stocks                                                    13.2
--------------------------------------------------------------------------------
Short Term Bonds                                                           12.6
--------------------------------------------------------------------------------
International Stocks                                                       12.1
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     12.0
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 6.7
--------------------------------------------------------------------------------
High-Yield Bonds                                                            6.5
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  4.6
--------------------------------------------------------------------------------
Emerging Markets                                                            4.2
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.1
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         2.8
--------------------------------------------------------------------------------
Alternatives/Commodities                                                    1.5
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

  1. Pioneer Short Term Income Fund Class Y                               11.81%
  2. Pioneer Bond Fund Class Y                                            11.39
  3. Pioneer Global High Yield Fund Class Y                                5.61
  4. INVESCO International Growth Fund Institutional Class                 5.34
  5. Pioneer Mid Cap Value Fund Class Y                                    4.91
  6. Pioneer Disciplined Value Fund Class Y                                3.94
  7. Pioneer Global Equity Fund Class Y                                    3.23
  8. Pioneer Emerging Markets Fund Class Y                                 3.03
  9. Pioneer International Value Fund Class Y                              2.89
 10. Pioneer Fund Class Y                                                  2.84

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      12/31/12                 12/31/11
   Class I                                      $11.07                   $10.19
   Class II                                     $11.07                   $10.18

                            Net
Distributions per Share     Investment        Short-Term           Long-Term
(1/1/12 - 12/31/12)         Income            Capital Gains        Capital Gains
   Class I                  $0.2942           $-                   $-
   Class II                 $0.2666           $-                   $-

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Pioneer Ibbotson
            Pioneer Ibbotson     Moderate
            Moderate Allocation  Allocation VCT    Barclays Capital
            VCT Portfolio --     Portfolio --      Aggregate
            Class I              Class II          Bond Index         S&P 500 Index
3/31/2005   $  10,000            $  10,000         $  10,000          $  10,000
12/31/2005  $  10,683            $  10,683         $  10,292          $  10,721
12/31/2006  $  11,828            $  11,818         $  10,738          $  12,413
12/31/2007  $  12,531            $  12,500         $  11,486          $  13,094
12/31/2008  $   8,671            $   8,626         $  12,088          $   8,251
12/31/2009  $  11,383            $  11,309         $  12,805          $  10,435
12/31/2010  $  13,005            $  12,895         $  13,643          $  12,009
12/31/2011  $  12,751            $  12,615         $  14,713          $  12,259
12/31/2012  $  14,252            $  14,076         $  15,333          $  14,219

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index(the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
                                                       Class I      Class II*
--------------------------------------------------------------------------------
Life-of-Class (3/18/05)*                                 4.59%         4.42%
5 Years                                                  2.61          2.40
1 Year                                                  11.77         11.59

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06. The performance shown for Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Ibbotson Growth Allocation VCT          PIONEER VARIABLE CONTRACTS TRUST
Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Target Asset Allocations

Equity                                                                       70%
Fixed-Income                                                                 30%

Actual Asset Allocations of Underlying Funds

Large Cap Growth Stocks                                                    16.8%
--------------------------------------------------------------------------------
Large Cap Value Stocks                                                     14.4
--------------------------------------------------------------------------------
International Stocks                                                       14.0
--------------------------------------------------------------------------------
Bonds                                                                      13.9
--------------------------------------------------------------------------------
Mid/Small Cap Growth Stocks                                                 8.9
--------------------------------------------------------------------------------
Short Term Bonds                                                            7.0
--------------------------------------------------------------------------------
Emerging Markets                                                            6.1
--------------------------------------------------------------------------------
Mid/Small Cap Value Stocks                                                  5.9
--------------------------------------------------------------------------------
High-Yield Bonds                                                            4.3
--------------------------------------------------------------------------------
Real Estate (REITs)                                                         3.7
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.2
--------------------------------------------------------------------------------
Alternatives/Commodities                                                    1.8
--------------------------------------------------------------------------------

Ten Largest Holdings (Based on total portfolio)*

 1.  Pioneer Short Term Income Fund Class Y                                8.44%
 2.  Pioneer Bond Fund Class Y                                             8.39
 3.  Pioneer International Value Fund Class Y                              5.71
 4.  Pioneer Mid Cap Value Fund Class Y                                    5.68
 5.  INVESCO International Growth Fund  Institutional Class                5.02
 6.  Pioneer Emerging Markets Fund Class Y                                 4.80
 7.  Pioneer Disciplined Value Fund Class Y                                4.41
 8.  Pioneer Global Equity Fund Class Y                                    4.08
 9.  Pioneer Fundamental Value Fund Class Y                                3.80
 10. Pioneer Equity Income Fund Class Y                                    3.58

* This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                       12/31/12               12/31/11
   Class II                                      $11.17                 $10.17

                                Net
Distributions per Share         Investment       Short-Term        Long-Term
(1/1/12 - 12/31/12)             Income           Capital Gains     Capital Gains
   Class II                     $0.1914          $-                $-

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Barclays Capital Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Ibbotson Growth     Barclays Capital
             Allocation VCT              Aggregate Bond Index       S&P 500 Index
             Portfolio
3/31/2005    $  10,000                   $  10,000                  $  10,000
12/31/2005   $  10,878                   $  10,292                  $  10,721
12/31/2006   $  12,256                   $  10,738                  $  12,413
12/31/2007   $  12,960                   $  11,486                  $  13,094
12/31/2008   $   8,424                   $  12,088                  $   8,251
12/31/2009   $  11,161                   $  12,805                  $  10,435
12/31/2010   $  12,808                   $  13,643                  $  12,009
12/31/2011   $  12,389                   $  14,713                  $  12,259
12/31/2012   $  13,862                   $  15,333                  $  14,219

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
Net Asset Value                                                         Class II
--------------------------------------------------------------------------------
Life-of-Class (3/18/05)                                                    4.16%
5 Years                                                                    1.36
1 Year                                                                    11.89

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Ibbotson Moderate Allocation VCT        PIONEER VARIABLE CONTRACTS TRUST
Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from July 1, 2012 through December 31, 2012.

     Share Class                                          I                II
     ---------------------------------------------------------------------------
     Beginning Account Value on 7/1/12                $1,000.00        $1,000.00
     Ending Account Value on 12/31/12                 $1,064.37        $1,063.47
     Expenses Paid During Period*                         $5.40            $6.64

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.04% for Class I shares and 1.28% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2012 through December 31, 2012.

     Share Class                                           I                II
     ---------------------------------------------------------------------------
     Beginning Account Value on 7/1/12                $1,000.00        $1,000.00
     Ending Account Value on 12/31/12                 $1,019.91        $1,018.70
     Expenses Paid During Period*                     $    5.28        $    6.50

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.04% for Class I shares and 1.28% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Ibbotson Growth Allocation VCT          PIONEER VARIABLE CONTRACTS TRUST
Portfolio

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from July 1, 2012 through December 31, 2012.

     Share Class                                                           II
     ---------------------------------------------------------------------------
     Beginning Account Value on 7/1/12                                 $1,000.00
     Ending Account Value on 12/31/12                                  $1,065.82
     Expenses Paid During Period*                                      $    6.80

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.31% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2012 through December 31, 2012.

     Share Class                                                           II
     ---------------------------------------------------------------------------
     Beginning Account Value on 7/1/12                                 $1,000.00
     Ending Account Value on 12/31/12                                  $1,018.55
     Expenses Paid During Period*                                      $    6.65

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.31% for Class II shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 12/31/12
--------------------------------------------------------------------------------

A Word About Risk:

A Portfolio's performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying funds, and the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brian Huckstep, CFA, portfolio manager at Ibbotson Associates, Inc., sub-adviser for the Pioneer Ibbotson Asset Allocation Series VCT Portfolios, discusses the market environment and investment strategies that applied to the portfolios during the 12 months ended December 31, 2012.

Q: How would you characterize the economic and market backdrop during the 12 months ended December 31, 2012?

A: As 2012 began, stocks and riskier assets in general led market performance. On the domestic front, investors were cheered by improvement in readings of economic indicators such as jobless claims and homebuilding activity. Abroad, Greece's successful debt restructuring, on the heels of strong action by the European Central Bank (ECB) to backstop the region's troubled banks, eased fears that potential spillover effects from Europe's debt woes would hamstring global economic growth. The net result was a degree of ebullience among investors that led to double-digit gains for many equity indices during the first three months of the year.

     Investor sentiment would soon be undercut, however, by a steady flow of negative headlines. In particular, there were renewed concerns about the sovereign-debt crisis in Europe and the potential for economic activity on the Continent to contract. Concerns arose about the potential for Greece to lead an exodus of nations out of the euro zone, and were ongoing, and borrowing costs for the governments of larger countries in the region, such as Spain and Italy, rose significantly. In the United States, while the housing market showed signs of firming, most other leading economic indicators, including employment data, began to soften and the consensus domestic growth outlook was trimmed. In aggregate, all of the developments led to a drop in investor sentiment and a shift into sectors viewed as "defensive" during the second quarter of 2012 (April through June).

     After the slump in the second quarter, markets increasingly began to anticipate strengthened fiscal "easing" measures from global central banks. Those expectations were met in September 2012 when the ECB lowered its overnight deposit rate to zero, and announced a plan for open-ended purchases of short-term bonds issued by countries requesting aid. The ECB's moves greatly diminished the risk of sovereign defaults and buoyed investors' spirits. Then, citing worrisome employment data, the U.S. Federal Reserve Board (the Fed) announced plans for another program of monthly bond purchases (quantitative easing number three, or "QE3") and declared its intention to maintain short-term interest rates at near-zero levels through at least mid-2015. The prospect of prolonged monetary support for the global economy through the actions of central banks led to increases in investors' risk appetites and thus boosted stock valuations.

     The upward momentum for riskier assets was again tempered following the November U.S. elections, as investors focused on the political stalemate that threatened the U.S. economy with automatic budget cuts and tax increases scheduled to take effect at the end of 2012 (the so-called "fiscal cliff"). As a consequence, U.S. stocks materially underperformed international stocks late in the 12-month period ended December 31, 2012.

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

     For the full 12-month period, the U.S. equity market returned 15.99%, as measured by the Standard & Poor's 500 Index (the S&P 500), a return that slightly lagged that of the broader international equity market, which returned 17.90% as gauged by the Morgan Stanley Capital International
     (MSCI) Europe, Australasia, Far East (EAFE) Index. Within the U.S. market, while large-and small-capitalization stocks provided roughly equal returns during the period, value-oriented stocks moderately outperformed their growth-oriented counterparts.

     The domestic bond market, as measured by the Barclays Capital Aggregate Bond Index, the most popular measure for performance of the U.S. bond market, returned 4.22% during the 12-month period.

Q: What were the considerations and tactical shifts that you applied to the two Pioneer Ibbotson VCT portfolios when allocating assets during the 12 months ended December 31, 2012?

A: Overall for 2012, our tactical emphases within the portfolios had a defensive bias, and that positioning detracted modestly from performance during the 12-month period. Throughout the period, we maintained an underweight to equities and an overweight to bonds in both portfolios. The positioning was driven initially by our concerns over the subpar U.S. economic recovery, as well as the difficulties plaguing Europe.

     We have maintained the portfolios' underweight to equities in view of what appears to be a trend of weakening company fundamentals in the aggregate. The portfolios' tilt toward bonds acted as a constraint on performance during the period, as equities provided strong returns for the full 12 months ended December 31, 2012, largely in response to the extraordinary easing measures of global central banks.

     We also implemented a tilt within the portfolios' overall equity allocation in favor of international stocks over domestic stocks, as we view U.S. stock valuations as stretched. The shift towards international stocks contributed modestly to performance, as international stocks rallied late in the year to surpass the performance of domestic equities for the 12-month period. We continue to view international stocks as more attractively valued than domestic equities.

     Within the U.S. equity portions of the portfolios, we have been favoring larger-cap stocks, while in turn maintaining somewhat reduced portfolio exposure to smaller-cap stocks and real estate investment trusts (REITs). The positioning reflects our view that stocks of large-cap companies, overall, are not only in the best position to weather an uncertain economic climate, but also currently display the most attractive valuations within the U.S. equity market. The tilt towards large caps had an essentially neutral impact on the portfolios' relative performance during the period as large caps, small caps and REITs provided similar returns over the full 12 months. We continue to believe that large-cap fundamentals will be rewarded on a relative basis as we navigate a period of higher-than-usual economic uncertainty and market volatility.

     We also continue to believe that U.S. property stocks are trading at valuations that may be difficult to sustain, and that are hard to justify by fundamentals.

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 12/31/12                                (continued)
--------------------------------------------------------------------------------

Q: What factors are you watching most closely as you determine strategy for the Pioneer Ibbotson VCT portfolios going forward?

A: In our view, the fundamental situation for most corporations continues to be on the decline, as reflected in the increasing number of earnings revisions and negative outlook statements. While governments and central banks continue to provide economic stimulus, a weakening corporate picture appears to be emerging, and we believe that weaker picture, in all likelihood, will mostly counterbalance the ongoing policy support. In addition, we believe that fiscal policy will most likely be less expansionary than in 2012, with slightly higher tax rates and some restraint on government spending.

     In the United States, the good news going forward is that the U.S. economy has surmounted a number of obstacles. First, residential housing investment is no longer contracting, and, during 2012, it began to make modestly positive contributions to economic growth. Second, fiscal consolidation at the state and local levels is nearing an end. Third, deleveraging on the part of consumers has likely run most of its course, thus freeing up income for discretionary spending. That said, in our view, U.S. stock valuations are high by historical measures and investors' expectations appear to be quite positive for the U.S. economy and corporate earnings. Those factors, we believe, add to the downside risk for U.S. stocks and support the reasoning behind our general underweighting of stocks in the portfolios, and domestic equities in particular.

     In short, we are comfortable with our continued allocation bias towards reducing risk in the portfolios. We believe the uncertain near-term economic environment continues to reinforce the importance of maintaining a diversified* investment portfolio that is consistent with one's long-term objectives. We will continue to closely monitor the economic backdrop as we manage the portfolios within their strategic asset allocation guidelines.

* Diversification does not assure a profit or protect against loss in a declining market.

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 12/31/12                                           (continued)
--------------------------------------------------------------------------------

Pioneer Ibbotson Moderate Allocation VCT Portfolio

The Portfolio's Class I shares returned 11.77% at net asset value during the 12 months ended December 31, 2012, and Class II shares returned 11.59%, while the Standard & Poor's 500 Index (the S&P 500) returned 15.99% and the Barclays Capital Aggregate Bond Index (the Barclays Index) returned 4.22%. During the same 12-month period, the average return of the 231 variable portfolios in Lipper's Mixed-Asset Target Allocation Moderate Underlying Portfolios category was 11.20%.

The Portfolio targeted an asset allocation of 57.5% to equities and 42.5% to fixed income during the 12-month period, versus its neutral target of 60% equities and 40% fixed income. Within the equity portion of the Portfolio, Invesco International Growth Fund was the largest holding, at 5.3% of assets on December 31, 2012. Pioneer Mid Cap Value Fund was the next-largest equity holding, at 4.9% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Short Term Income Fund, at 11.8% of assets, followed closely by Pioneer Bond Fund, at 11.4% of assets.

Pioneer Ibbotson Growth Allocation VCT Portfolio

The Portfolio's Class II shares returned 11.89% at net asset value during the 12 months ended December 31, 2012, while the S&P 500 returned 15.99% and the Barclays Index returned 4.22%. During the same 12-month period, the average return of the 318 variable portfolios in Lipper's Mixed-Asset Target Allocation Growth Underlying Portfolios category was 13.50%.

The Portfolio targeted an asset allocation of 70.5% to equities and 29.5% to fixed income during the period, versus its neutral target of 75% equities, 25% fixed income. Within the equity portion of the Portfolio, Pioneer International Value Fund was the largest holding, at 5.7% of assets on December 31, 2012. Pioneer Mid Cap Value Fund was the next-largest equity holding, at just below 5.7% of assets. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was Pioneer Short Term Income Fund, at 8.4% of assets, followed by Pioneer Bond Fund, at just below 8.4% of assets.

Please refer to the Schedules of Investments on pages 10 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolios' historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Ibbotson Moderate Allocation VCT        PIONEER VARIABLE CONTRACTS TRUST
Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

    Shares                                                                 Value
               MUTUAL FUNDS - 99.6%
               NON-PIONEER FUNDS - 24.3%
   152,993     BlackRock Capital Appreciation Fund
               Institutional Class                                $    3,763,638
   172,248     BlackRock Global SmallCap Fund
               Institutional Class                                     4,035,760
   185,701     BlackRock International Index Fund
               Institutional Class                                     2,053,857
    83,252     BlackRock International Opportunities
               Portfolio Institutional Class                           2,852,197
   193,775     BlackRock Value Opportunities Fund
               Institutional Class                                     4,162,286
   261,842     INVESCO Global Real Estate Fund
               Institutional Class                                     3,055,694
   199,915     INVESCO Global Small & Mid Cap
               Growth Fund Institutional Class                         3,628,450
   280,688     INVESCO International Growth Fund
               Institutional Class                                     8,201,715
   170,758     INVESCO Select Companies Fund
               Institutional Class                                     3,442,487
   681,274     Oppenheimer Commodity Strategy
               Total Return Fund Class Y                               2,248,204
                                                                  --------------
               TOTAL INVESTMENTS IN
               NON-PIONEER FUNDS
               (Cost $30,746,224)                                 $   37,444,288
                                                                  --------------
               PIONEER FUNDS - 75.3%
   380,730     Pioneer Absolute Return Credit Fund
               Class Y                                            $    3,780,652
 1,777,587     Pioneer Bond Fund Class Y                              17,491,451
   354,165     Pioneer Disciplined Growth Fund
               Class Y                                                 3,577,070
   691,708     Pioneer Disciplined Value Fund
               Class Y                                                 6,052,444
   174,075     Pioneer Emerging Markets Fund
               Class Y                                                 4,654,759
   128,503     Pioneer Equity Income Fund Class Y                      3,622,488
    57,226     Pioneer Floating Rate Fund Class Y                        397,718
   133,754     Pioneer Fund Class Y                                    4,361,724
   257,445     Pioneer Fundamental Growth Fund
               Class Y                                                 3,403,428
   227,698     Pioneer Fundamental Value Fund
               Class Y                                                 4,164,594
   217,700     Pioneer Global Aggregate Bond
               Fund Class Y                                            2,507,905
   486,431     Pioneer Global Equity Fund Class Y                      4,956,727
   854,997     Pioneer Global High Yield Fund
               Class Y                                                 8,609,821
    93,260     Pioneer Growth Opportunities Fund
               Class Y                                                 2,751,174
   317,899     Pioneer High Yield Fund Class Y                         3,287,079
   231,349     Pioneer International Value Fund
               Class Y                                                 4,437,283
   334,477     Pioneer Mid Cap Value Fund Class Y                      7,549,144
   134,934     Pioneer Multi-Asset Ultrashort
               Income Fund Class Y                                     1,361,482
    13,866     Pioneer Oak Ridge Small Cap
               Growth Fund Class Y                                       417,241
    35,315     Pioneer Real Estate Shares Class Y                        873,699
   305,019     Pioneer Research Fund Class Y                           3,315,552
   133,418     Pioneer Select Mid Cap Growth Fund
               Class Y                                                 2,556,283
 1,867,735     Pioneer Short Term Income Fund
               Class Y                                                18,135,705
   344,703     Pioneer Strategic Income Fund
               Class Y                                                 3,888,253
                                                                  --------------
               TOTAL INVESTMENTS IN
               PIONEER FUNDS
               (Cost $101,405,066)                                $  116,153,676
                                                                  --------------
               TOTAL INVESTMENTS IN
               SECURITIES - 99.6%
               (Cost $132,151,290) (a)                            $  153,597,964
                                                                  --------------
               OTHER ASSETS AND
               LIABILITIES - 0.4%                                 $      604,370
                                                                  --------------
               TOTAL NET ASSETS - 100.0%                          $  154,202,334
                                                                  ==============

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal tax purposes of $134,079,534 was as follows:

               Aggregate gross unrealized gain for all investments
               in which there is an excess of value over tax cost    $22,439,503

               Aggregate gross unrealized loss for all investments
               in which there is an excess of tax cost over value    (2,921,073)
                                                                     -----------
               Net unrealized gain                                   $19,518,430
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $14,201,491 and $25,608,005, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - unadjusted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's assets:

                       Level 1        Level 2         Level 3          Total
Mutual Funds       $ 153,597,964  $           --  $            --  $ 153,597,964
                   -------------  --------------  ---------------  -------------
   Total           $ 153,597,964  $           --  $            --  $ 153,597,964
                   =============  ==============  ===============  =============

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Growth Allocation VCT          PIONEER VARIABLE CONTRACTS TRUST
Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

    Shares                                                                 Value
               MUTUAL FUNDS - 99.7%
               NON-PIONEER FUNDS - 25.4%
   246,905     BlackRock Capital Appreciation Fund
               Institutional Class                                $    6,073,871
   232,033     BlackRock Global SmallCap Fund
               Institutional Class                                     5,436,538
   271,335     BlackRock International Index Fund
               Institutional Class                                     3,000,965
   106,721     BlackRock International Opportunities
               Portfolio Institutional Class                           3,656,251
   359,605     BlackRock Value Opportunities Fund
               Institutional Class                                     7,724,309
   491,470     INVESCO Global Real Estate Fund
               Institutional Class                                     5,735,460
   408,197     INVESCO Global Small & Mid Cap
               Growth Fund Institutional Class                         7,408,776
   419,314     INVESCO International Growth Fund
               Institutional Class                                    12,252,349
   315,827     INVESCO Select Companies Fund
               Institutional Class                                     6,367,081
 1,389,815     Oppenheimer Commodity Strategy
               Total Return Fund Class Y                               4,586,391
                                                                  --------------
               TOTAL INVESTMENTS IN
               NON-PIONEER FUNDS
               (Cost $55,559,895)                                 $   62,241,991
                                                                  --------------
               PIONEER FUNDS - 74.3%
 2,081,934     Pioneer Bond Fund Class Y                          $   20,486,231
   861,319     Pioneer Disciplined Growth Fund
               Class Y                                                 8,699,322
 1,229,858     Pioneer Disciplined Value Fund
               Class Y                                                10,761,259
   438,574     Pioneer Emerging Markets Fund
               Class Y                                                11,727,462
   309,936     Pioneer Equity Income Fund Class Y                      8,737,109
   234,269     Pioneer Fund Class Y                                    7,639,521
   605,293     Pioneer Fundamental Growth Fund
               Class Y                                                 8,001,976
   507,511     Pioneer Fundamental Value Fund
               Class Y                                                 9,282,375
   298,574     Pioneer Global Aggregate Bond
               Fund Class Y                                            3,439,570
   978,468     Pioneer Global Equity Fund Class Y                      9,970,585
   520,769     Pioneer Global High Yield Fund
               Class Y                                                 5,244,139
     1,999     Pioneer Government Income Fund
               Class Y                                                    20,330
   107,694     Pioneer Growth Opportunities Fund
               Class Y                                                 3,176,966
   250,877     Pioneer High Yield Fund Class Y                         2,594,065
     2,450     Pioneer Independence Fund Class Y                          30,941
   726,950     Pioneer International Value Fund
               Class Y                                                13,942,910
   614,466     Pioneer Mid Cap Value Fund Class Y                     13,868,488
     2,276     Pioneer Oak Ridge Large Cap Growth
               Fund Class Y                                               30,881
   146,322     Pioneer Oak Ridge Small Cap Growth
               Fund Class Y                                            4,402,815
    99,322     Pioneer Real Estate Shares Class Y                      2,457,227
   596,480     Pioneer Research Fund Class Y                           6,483,741
   268,409     Pioneer Select Mid Cap Growth Fund
               Class Y                                                 5,142,719
 2,122,689     Pioneer Short Term Income Fund
               Class Y                                                20,611,313
   467,325     Pioneer Strategic Income Fund
               Class Y                                                 5,271,430
     2,454     Pioneer Value Fund Class Y                                 29,319
                                                                  --------------
               TOTAL INVESTMENTS IN
               PIONEER FUNDS
               (Cost $158,915,696)                                $  182,052,694
                                                                  --------------
               TOTAL INVESTMENTS
               IN SECURITIES - 99.7%
               (Cost $214,475,591) (a)                            $  244,294,685
                                                                  --------------
               OTHER ASSETS AND
               LIABILITIES - 0.3%                                 $      781,312
                                                                  --------------
               TOTAL NET ASSETS - 100.0%                          $  245,075,997
                                                                  ==============

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal tax purposes of $216,825,502 was as follows:

               Aggregate gross unrealized gain for all investments
               in which there is an excess of value over tax cost    $33,778,663

               Aggregate gross unrealized loss for all investments
               in which there is an excess of tax cost over value    (6,309,480)
                                                                     -----------
               Net unrealized gain                                   $27,469,183
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $22,073,041 and $31,876,209, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's assets:

                       Level 1        Level 2         Level 3          Total
Mutual Funds       $ 244,294,685  $           --  $            --  $ 244,294,685
                   -------------  --------------  ---------------  -------------
   Total           $ 244,294,685  $           --  $            --  $ 244,294,685
                   =============  ==============  ===============  =============

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                 12/31/12    12/31/11     12/31/10    12/31/09     12/31/08
Class I
Moderate Allocation VCT Portfolio
Net asset value, beginning of year                               $ 10.19     $ 10.68      $  9.62     $  7.61     $ 12.04
                                                                 -------     -------      -------     -------     -------
Increase (decrease) from investment operations:
   Net investment income (a)                                     $  0.27     $  0.23      $  0.24     $  0.25     $  0.34
   Net realized and unrealized gain (loss) on investments (a)       0.90       (0.43)        1.09        2.07       (3.78)
                                                                 -------     -------      -------     -------     -------
     Net increase (decrease) from investment operations          $  1.17     $ (0.20)     $  1.33     $  2.32     $ (3.44)
Distributions to shareowners:
   Net investment income                                         $ (0.29)    $ (0.29)     $ (0.27)    $ (0.31)    $ (0.33)
   Net realized gain                                                  --          --           --          --       (0.66)
                                                                 -------     -------      -------     -------     -------
Total distributions to shareowners                               $ (0.29)    $ (0.29)     $ (0.27)    $ (0.31)    $ (0.99)
                                                                 -------     -------      -------     -------     -------
Net increase (decrease) in net asset value                       $  0.88     $ (0.49)     $  1.06     $  2.01     $ (4.43)
                                                                 -------     -------      -------     -------     -------
Net asset value, end of year                                     $ 11.07     $ 10.19      $ 10.68     $  9.62     $  7.61
                                                                 =======     =======      =======     =======     =======
Total return*                                                      11.77%      (1.95)%      14.24%      31.29%     (30.81)%
Ratio of net expenses to average net assets+                        0.24%       0.24%        0.21%       0.16%       0.15%
Ratio of net investment income to average net assets+               2.53%       2.14%        2.44%       3.07%       3.35%
Portfolio turnover rate                                                9%         13%          10%         38%         40%
Net assets, end of year (in thousands)                           $10,955     $11,339      $15,542     $13,450     $12,105
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                                   0.26%       0.26%        0.27%       0.29%       0.31%
   Net investment income                                            2.50%       2.13%        2.38%       2.94%       3.19%

(a)   Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

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Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                              12/31/12      12/31/11     12/31/10     12/31/09     12/31/08
Class II
Moderate Allocation VCT Portfolio
Net asset value, beginning of year                            $  10.18     $  10.67      $   9.61     $   7.59    $  12.01
                                                              --------     --------      --------     --------    --------
Increase (decrease) from investment operations:
   Net investment income (a)                                  $   0.25     $   0.22      $   0.21     $   0.24    $   0.31
   Net realized and unrealized gain (loss)
     on investments (a)                                           0.91        (0.44)         1.10         2.07       (3.77)
                                                              --------     --------      --------     --------    --------
     Net increase (decrease) from investment operations       $   1.16     $  (0.22)     $   1.31     $   2.31    $  (3.46)
Distributions to shareowners:
   Net investment income                                      $  (0.27)    $  (0.27)     $  (0.25)    $  (0.29)   $  (0.30)
   Net realized gain                                                --           --            --           --       (0.66)
                                                              --------     --------      --------     --------    --------
Total distributions to shareowners                            $  (0.27)    $  (0.27)     $  (0.25)    $  (0.29)   $  (0.96)
                                                              --------     --------      --------     --------    --------
Net increase (decrease) in net asset value                    $   0.89     $  (0.49)     $   1.06     $   2.02    $  (4.42)
                                                              --------     --------      --------     --------    --------
Net asset value, end of year                                  $  11.07     $  10.18      $  10.67     $   9.61    $   7.59
                                                              ========     ========      ========     ========    ========
Total return*                                                    11.59%       (2.18)%       14.03%       31.10%     (30.99)%
Ratio of net expenses to average net assets+                      0.48%        0.48%         0.45%        0.39%       0.39%
Ratio of net investment income to average net assets+             2.31%        2.10%         2.15%        2.87%       3.10%
Portfolio turnover rate                                              9%          13%           10%          38%         40%
Net assets, end of year (in thousands)                        $143,247     $142,543      $161,796     $153,547    $105,275
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                                 0.50%        0.50%         0.51%        0.53%       0.55%
   Net investment income                                          2.29%        2.08%         2.09%        2.73%       2.94%

(a)   Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

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Portfolios

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                             12/31/12      12/31/11     12/31/10     12/31/09     12/31/08
Class II
Growth Allocation VCT Portfolio
Net asset value, beginning of year                           $  10.17     $  10.72      $   9.53     $   7.38    $  12.41
                                                             --------     --------      --------     --------    --------
Increase (decrease) from investment operations:
   Net investment income (a)                                 $   0.19     $   0.16      $   0.15     $   0.17    $   0.23
   Net realized and unrealized gain (loss)
     on investments (a)                                          1.00        (0.50)         1.23         2.18       (4.27)
                                                             --------     --------      --------     --------    --------
     Net increase (decrease) from investment operations      $   1.19     $  (0.34)     $   1.38     $   2.35    $  (4.04)
Distributions to shareowners:
   Net investment income                                     $  (0.19)    $  (0.21)     $  (0.19)    $  (0.20)   $  (0.24)
   Net realized gain                                               --           --            --           --       (0.75)
                                                             --------     --------      --------     --------    --------
Total distributions to shareowners                           $  (0.19)    $  (0.21)     $  (0.19)    $  (0.20)   $  (0.99)
                                                             --------     --------      --------     --------    --------
Net increase (decrease) in net asset value                   $   1.00     $  (0.55)     $   1.19     $   2.15    $  (5.03)
                                                             --------     --------      --------     --------    --------
Net asset value, end of year                                 $  11.17     $  10.17      $  10.72     $   9.53    $   7.38
                                                             ========     ========      ========     ========    ========
Total return*                                                   11.89%       (3.27)%       14.76%       32.49%     (35.00)%
Ratio of net expenses to average net assets+                     0.47%        0.48%         0.45%        0.38%       0.38%
Ratio of net investment income to average net assets+            1.80%        1.48%         1.57%        2.04%       2.31%
Portfolio turnover rate                                             9%          10%            8%          33%         32%
Net assets, end of year (in thousands)                       $245,076     $235,400      $266,110     $250,625    $188,268
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                                0.47%        0.49%         0.49%        0.51%       0.53%
   Net investment income                                         1.80%        1.47%         1.53%        1.91%       2.16%

(a)   Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.

Note: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

                                                                                               Moderate             Growth
                                                                                              Allocation           Allocation
                                                                                             VCT Portfolio        VCT Portfolio
ASSETS:
   Investments in securities of affiliated issuers, at value (at cost $101,405,066
      and $158,915,696, respectively)                                                        $116,153,676         $ 182,052,694
   Investments in securities of unaffiliated issuers, at value (at cost $ 30,746,224
      and $55,559,895, respectively)                                                           37,444,288            62,241,991
                                                                                             ------------         -------------
   Total investments in securities, at value (at cost $132,151,290 and
      $214,475,591, respectively)                                                            $153,597,964         $ 244,294,685
   Cash                                                                                           713,703             1,575,603
   Receivables for:
      Dividends                                                                                   333,062               270,910
      Due from Pioneer Investment Management, Inc.                                                  1,573                    --
      Other assets                                                                                    644                   196
                                                                                             ------------         -------------
         Total assets                                                                        $154,646,946         $ 246,141,394
                                                                                             ------------         -------------
LIABILITIES:
   Due to affiliates                                                                         $     55,399         $      94,087
   Payables for:
      Capital stock redeemed                                                                       46,881               198,048
      Underlying funds purchased                                                                  310,982               738,185
   Accrued expenses and other liabilities                                                          31,350                35,077
                                                                                             ------------         -------------
         Total liabilities                                                                   $    444,612         $   1,065,397
                                                                                             ------------         -------------
NET ASSETS:
   Paid-in capital                                                                           $154,308,731         $ 254,967,807
   Undistributed net investment income                                                          3,677,800             4,628,604
   Accumulated net realized loss on investments                                               (25,230,871)          (44,339,508)
   Net unrealized gain on investments                                                          21,446,674            29,819,094
                                                                                             ------------         -------------
         Total net assets                                                                    $154,202,334         $ 245,075,997
                                                                                             ============         =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Net Assets of Class I Shares                                                              $ 10,955,124         $          --
   Net Assets of Class II Shares                                                             $143,247,210         $ 245,075,997
   Class I Shares outstanding                                                                     989,642                    --
   Class II Shares outstanding                                                                 12,943,371            21,947,710
   Net Asset Value -- Class I Shares                                                         $      11.07         $          --
   Net Asset Value -- Class II Shares                                                        $      11.07         $       11.17

   The accompanying notes are an integral part of these financial statements.

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Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/12

                                                                                               Moderate             Growth
                                                                                              Allocation           Allocation
                                                                                             VCT Portfolio        VCT Portfolio
INVESTMENT INCOME:
   Dividend income from securities of affiliated issuers                                     $  3,745,342         $   4,537,049
   Dividend income from securities of unaffiliated securities                                     602,546               947,549
   Interest                                                                                            75                    62
                                                                                             ------------         -------------
         Total investment income                                                             $  4,347,963         $   5,484,660
                                                                                             ------------         -------------
EXPENSES:
   Management fees
   Transfer agent fees                                                                       $    216,064         $     336,932
      Class I                                                                                       1,500                    --
      Class II                                                                                      1,500                 1,500
   Distribution fees (Class II)                                                                   361,160               605,088
   Administrative fees                                                                             47,217                73,383
   Custodian fees                                                                                  36,963                44,713
   Professional fees                                                                               43,812                45,349
   Printing fees                                                                                   34,721                10,728
   Fees and expenses of non-affiliated trustees                                                     7,002                 6,813
   Miscellaneous                                                                                    4,866                 6,519
                                                                                             ------------         -------------
      Total expenses                                                                         $    754,805         $   1,131,025
                                                                                             ------------         -------------
      Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                                 $    (33,288)        $          --
                                                                                             ------------         -------------
      Net expenses                                                                           $    721,517         $   1,131,025
                                                                                             ------------         -------------
         Net investment income                                                               $  3,626,446         $   4,353,635
                                                                                             ------------         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments, affiliated issuers                                      $  1,323,023         $   2,344,889
   Net realized loss on investments, unaffiliated issuers                                        (296,609)             (152,196)
   Net realized gain on class actions                                                                 320                    --
   Change in net unrealized gain on investments, affiliated issuers                             7,468,279            12,955,939
   Change in net unrealized gain on investments, unaffiliated issuers                           4,930,410             7,668,161
                                                                                             ------------         -------------
   Net gain on investments                                                                   $ 13,425,423         $  22,816,793
                                                                                             ============         =============
   Net increase net assets resulting from operations                                         $ 17,051,869         $  27,170,428
                                                                                             ============         =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
STATEMENTS  OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                    Moderate Allocation
                                                                                                       VCT Portfolio
                                                                                             Year Ended            Year Ended
                                                                                              12/31/12              12/31/11
FROM OPERATIONS:
Net investment income                                                                       $   3,626,446         $   3,562,990
Net realized gain on investments                                                                1,026,734               628,359
Change in net unrealized gain (loss) on investments                                            12,398,689            (7,374,654)
                                                                                            -------------         -------------
      Net increase (decrease) in net assets resulting from operations                       $  17,051,869         $  (3,183,305)
                                                                                            -------------         -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class I ($0.29 and $0.29 per share, respectively)                                        $    (305,125)        $    (399,737)
   Class II ($0.27 and $0.27 per share, respectively)                                          (3,553,785)           (3,897,636)
                                                                                            -------------         -------------
      Total distributions to shareowners                                                    $  (3,858,910)        $  (4,297,373)
                                                                                            -------------         -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                           $   3,700,654         $   4,945,283
Reinvestment of distributions                                                                   3,858,910             4,297,373
Cost of shares repurchased                                                                    (20,431,861)          (25,218,587)
                                                                                            -------------         -------------
   Net decrease in net assets resulting from Portfolio share transactions                   $ (12,872,297)        $ (15,975,931)
                                                                                            -------------         -------------
   Net increase (decrease) in net assets                                                    $     320,662         $ (23,456,609)

NET ASSETS:
Beginning of year                                                                           $ 153,881,672         $ 177,338,281
                                                                                            -------------         -------------
End of year                                                                                 $ 154,202,334         $ 153,881,672
                                                                                            =============         =============
Undistributed net investment income                                                         $   3,677,800         $   3,858,766
                                                                                            =============         =============

   The accompanying notes are an integral part of these financial statements.

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Portfolios

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                                                                                      Growth Allocation
                                                                                                       VCT Portfolio
                                                                                             Year Ended            Year Ended
                                                                                              12/31/12              12/31/11
FROM OPERATIONS:
Net investment income                                                                       $   4,353,635         $   3,783,173
Net realized gain on investments                                                                2,192,693             2,016,478
Change in net unrealized gain (loss) on investments                                            20,624,100           (13,994,472)
                                                                                            -------------         -------------
Net increase (decrease) in net assets resulting from operations                             $  27,170,428         $  (8,194,821)
                                                                                            -------------         -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
   Class II ($0.19 and $0.21 per share, respectively)                                       $  (4,254,826)        $  (5,002,666)
                                                                                            -------------         -------------
      Total distributions to shareowners                                                    $  (4,254,826)        $  (5,002,666)
                                                                                            -------------         -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                           $   4,786,292         $   3,658,238
Reinvestment of distributions                                                                   4,254,826             5,002,666
Cost of shares repurchased                                                                    (22,280,802)          (26,173,678)
                                                                                            -------------         -------------
   Net decrease in net assets resulting from Portfolio share transactions                   $ (13,239,684)        $ (17,512,774)
                                                                                            -------------         -------------
   Net increase (decrease) in net assets                                                    $   9,675,918         $ (30,710,261)

NET ASSETS:
Beginning of year                                                                           $ 235,400,079         $ 266,110,340
                                                                                            -------------         -------------
End of year                                                                                 $ 245,075,997         $ 235,400,079
                                                                                            =============         =============
Undistributed net investment income                                                         $   4,628,604         $   4,255,455
                                                                                            =============         =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios


                                                                               Moderate Allocation
                                                                                  VCT Portfolio
                                                               Year Ended                               Year Ended
                                                               12/31/12                                  12/31/11
                                                       Shares              Amount                Shares              Amount
Class I
Shares sold                                              39,236         $     412,957             101,456         $   1,095,769
Reinvestment of distributions                            29,944               305,125              37,534               399,737
Less shares repurchased                                (192,772)           (2,076,260)           (481,271)           (5,079,013)
                                                    -----------         -------------         -----------         -------------
   Net decrease                                        (123,592)        $  (1,358,178)           (342,281)        $  (3,583,507)
                                                    ===========         =============         ===========         =============
Class II
Shares sold                                             306,550         $   3,287,697             362,188         $   3,849,514
Reinvestment of distributions                           348,410             3,553,785             365,976             3,897,636
Less shares repurchased                              (1,711,727)          (18,355,601)         (1,898,680)          (20,139,574)
                                                    -----------         -------------         -----------         -------------
   Net decrease                                      (1,056,767)        $ (11,514,119)         (1,170,516)        $ (12,392,424)
                                                    ===========         =============         ===========         =============


                                                                                Growth Allocation
                                                                                  VCT Portfolio
                                                               Year Ended                               Year Ended
                                                                12/31/12                                 12/31/11
                                                      Shares                Amount              Shares                Amount
Class II
Shares sold                                             449,626         $   4,786,292             344,412         $   3,658,238
Reinvestment of distributions                           415,916             4,254,826             465,797             5,002,666
Less shares repurchased                              (2,074,555)          (22,280,802)         (2,475,293)          (26,173,678)
                                                    -----------         -------------         -----------         -------------
   Net decrease                                      (1,209,013)        $ (13,239,684)         (1,665,084)        $ (17,512,774)
                                                    ===========         =============         ===========         =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Allocation Portfolio) and Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Allocation Portfolio) (collectively, the Portfolios) are two of 12 portfolios of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. Each portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each Portfolio is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds (underlying funds) rather than by direct investment in securities. The Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objectives of both the Moderate Allocation Portfolio and Growth Allocation Portfolio are long-term capital growth and current income.

The Moderate Allocation Portfolio offers two classes of shares designated as Class I and Class II shares. The Growth Allocation Portfolio offers one class of shares designated as Class II shares. The Portfolios commenced operations on March 18, 2005. Each class of shares of a Portfolio represents an interest in the same schedule of investments of that Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolios gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of a Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Each Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Investment transactions are recorded as of the trade date. The net asset value of each Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of underlying funds are valued at their net asset value.

     Dividend income and capital gain distribution of funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolios did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Portfolios made reclassifications as described below to reflect permanent book/tax differences. These reclassifications have no impact on the net asset values of the respective Portfolios or the results of operations and are designed to present the Portfolios' capital accounts on a tax basis.

---------------------------------------------------------------------------------------------------
                                                               Accumulated
                                        Undistributed          Net Realized
                                        Net Investment        Gain (Loss) on
Portfolio                               Income (Loss)          Investments          Paid-in Capital
---------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio             $ 51,498              $(51,498)                 $--
Growth Allocation Portfolio                274,340              (274,342)                   2
---------------------------------------------------------------------------------------------------

At December 31, 2012, the Growth Allocation Portfolio was permitted to carry forward indefinitely $6,044 of short-term losses and $498,452 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at December 31, 2012, the Moderate Allocation Portfolio and Growth Allocation Portfolio had net capital loss carryforwards of $23,302,627 and $41,484,594, respectively, of which the following amounts will expire between 2016 and 2018, if not utilized:

---------------------------------------------------------------------------------------------------
                                                                        Moderate           Growth
                                                                       Allocation        Allocation
                                                                       Portfolio         Portfolio
---------------------------------------------------------------------------------------------------
2016                                                                  $ 5,294,099       $ 8,107,263
2017                                                                   15,901,294        32,415,228
2018                                                                    2,107,234           962,103
Post-Act                                                                       --           504,496
                                                                      -----------       -----------
                                                                      $23,302,627       $41,989,090
---------------------------------------------------------------------------------------------------

Since unlimited losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

---------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                                            2012              2011
---------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                        $3,858,910        $4,297,373
                                                                       ----------        ----------
Total distributions                                                    $3,858,910        $4,297,373
                                                                       ----------        ----------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Growth Allocation Portfolio                                              2012              2011
---------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                        $4,254,826        $5,002,666
                                                                       ----------        ----------
Total distributions                                                    $4,254,826        $5,002,666
                                                                       ----------        ----------
---------------------------------------------------------------------------------------------------

The components of distributable earnings on a federal income tax basis at December 31, 2012 were as follows:

---------------------------------------------------------------------------------------------------
                                 Undistributed        Capital       Other Book/Tax   Net Unrealized
                                   Ordinary            Loss           Temporary       Appreciation
Portfolio                          Income          Carryforward       Differences    (Depreciation)
---------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio     $3,677,800       $(23,302,627)      $(1,928,244)     $21,446,674
Growth Allocation Portfolio        4,628,097        (41,989,090)       (2,349,911)      29,819,094
---------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

C.   Portfolio Shares and Allocations

     Each Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
     (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Distribution fees for Class II shares of each Portfolio are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio (see Note 4). Class I shares do not pay distribution fees.

     All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares for a Portfolio based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

D.   Risks

     Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than investments in either higher-grade securities or more established companies, respectively. Each Portfolio's prospectus contains unaudited information regarding that Portfolio's principal risks. Please refer to that document when considering that Portfolio's principal risks.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on investments in underlying funds managed by Pioneer:

---------------------------------------------------------------------------------------------------
                                               Management Fee as a Percentage
                                                 of each Portfolio's Average
Portfolio                                             Daily Net Assets
---------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio           0.13% on net assets up to $2.5 billion
                                        0.11% on assets over $2.5 billion and up to $4 billion
                                        0.10% on assets over $4 billion and up to $5.5 billion
                                        0.08% on assets over $5.5 billion and up to $7 billion
                                        0.08% on assets over $7 billion

Growth Allocation Portfolio             0.13% on net assets up to $2.5 billion
                                        0.11% on assets over $2.5 billion and up to $4 billion
                                        0.10% on assets over $4 billion and up to $5.5 billion
                                        0.08% on assets over $5.5 billion and up to $7 billion
                                        0.08% on assets over $7 billion
---------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

Management fees are calculated daily at the following annual rates on other investments:

---------------------------------------------------------------------------------------------------
                                                    Management Fee as a Percentage
                                                      of each Portfolio's Average
Portfolio                                                Daily Net Assets
---------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio              0.17% on net assets up to $2.5 billion
                                           0.14% on assets over $2.5 billion and up to $4 billion
                                           0.12% on assets over $4 billion and up to $5.5 billion
                                           0.10% on assets over $5.5 billion and up to $7 billion
                                           0.09% on assets over $7 billion

Growth Allocation Portfolio                0.17% on net assets up to $2.5 billion
                                           0.14% on assets over $2.5 billion and up to $4 billion
                                           0.12% on assets over $4 billion and up to $5.5 billion
                                           0.10% on assets over $5.5 billion and up to $7 billion
                                           0.09% on assets over $7 billion
---------------------------------------------------------------------------------------------------

PIM has entered into a sub-advisory agreement with Ibbotson Associates, Inc. (Ibbotson), which serves as each Portfolio's sub-adviser. PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios. For the year ended December 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) for both the Moderate Allocation Portfolio and Growth Allocation Portfolio was equivalent to 0.14% of each Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012:

---------------------------------------------------------------------------------------------------
Portfolio                                                                                    Amount
---------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                                                               $24,040
Growth Allocation Portfolio                                                                 $40,903
---------------------------------------------------------------------------------------------------

PIM has contractually agreed to limit ordinary operating expenses of the Portfolios until May 1, 2014 to the extent required to reduce Class II expenses to the following annual expense limitations:

---------------------------------------------------------------------------------------------------
Portfolio                                                                                  Class II
---------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                                                                 0.48%
Growth Allocation Portfolio                                                                   0.48%
---------------------------------------------------------------------------------------------------

Class I expenses for a Portfolio will be reduced only to the extent Portfolio-wide expenses are reduced for Class II shares of that Portfolio. Fees waived and expenses reimbursed during the year ended December 31, 2012 are reflected on the Statements of Operations. These expense limitation agreements do not limit underlying fund fees and expenses indirectly incurred by shareholders. There can be no assurance that PIM will extend an expense limitation agreement for a class of shares beyond the date referred to above.

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts of transfer agent fees payable to PIMSS at December 31, 2012:

---------------------------------------------------------------------------------------------------
Portfolio                                                                                    Amount
---------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                                                                  $254
Growth Allocation Portfolio                                                                    $127
---------------------------------------------------------------------------------------------------

4. Distribution Plans

The Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following amounts in distribution fees payable to PFD at December 31, 2012:

---------------------------------------------------------------------------------------------------
Portfolio                                                                                    Amount
---------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                                                               $31,105
Growth Allocation Portfolio                                                                 $53,057
---------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

5. Transactions in Underlying Funds - Affiliated Issuers

An affiliated issuer may be considered one in which each fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund
----------------------------------------------------------------------------------------------------------------------
                                                Beginning       Acquisitions        Dispositions            Ending
                                               Shares/Par        Shares/Par          Shares/Par            Share/Par
Underlying Funds (Affiliated)                    Amount           Amount              Amount                 Amount
----------------------------------------------------------------------------------------------------------------------
Pioneer Absolute Return Credit Fund                294,527           86,203                  --                380,730
Pioneer Bond Fund                                2,093,338            1,386            (317,137)             1,777,587
Pioneer Disciplined Growth Fund                    515,184               --            (161,019)               354,165
Pioneer Disciplined Value Fund                     837,215            1,449            (146,956)               691,708
Pioneer Emerging Markets Fund                      167,916            6,159                  --                174,075
Pioneer Equity Income Fund                         171,969              123             (43,589)               128,503
Pioneer Floating Rate Fund                         238,387               --           (181,161)                57,226
Pioneer Fund                                       240,960            2,595            (109,801)               133,754
Pioneer Fundamental Growth Fund                    388,080              394            (131,029)               257,445
Pioneer Fundamental Value Fund                     278,242               --             (50,544)               227,698
Pioneer Global Aggregate Bond Fund                 168,972           48,728                  --                217,700
Pioneer Global Equity Fund                         520,389               --             (33,958)               486,431
Pioneer Global High Yield Fund                     887,608            3,435             (36,046)               854,997
Pioneer Growth Opportunities Fund                  106,710              252             (13,702)                93,260
Pioneer High Yield Fund                            262,803           60,854              (5,758)               317,899
Pioneer International Value Fund                   166,908           70,864              (6,423)               231,349
Pioneer Mid Cap Value Fund                         322,479           11,998                  --                334,477
Pioneer Multi-Asset Ultrashort Income Fund         117,282           17,652                  --                134,934
Pioneer Oak Ridge Small Cap Growth Fund                 --           13,866                  --                 13,866
Pioneer Real Estate Shares                          19,490           19,427              (3,602)                35,315
Pioneer Research Fund                              354,905               --             (49,886)               305,019
Pioneer Select Mid Cap Growth Fund                 110,050           23,368                  --                133,418
Pioneer Short Term Income Fund                   1,853,885           21,471              (7,621)             1,867,735
Pioneer Strategic Income Fund                      299,151           46,335                (783)               344,703

                                                 Realized       Capital Gain          Dividend               Ending
Underlying Funds (Affiliated)                   Gain (Loss)     Distributions          Income                 Value
----------------------------------------------------------------------------------------------------------------------
Pioneer Absolute Return Credit Fund            $        --      $        --         $   196,399           $  3,780,652
Pioneer Bond Fund                                  201,643               --             822,102             17,491,451
Pioneer Disciplined Growth Fund                    (57,416)         117,549             146,067              3,577,070
Pioneer Disciplined Value Fund                     (97,116)          82,363             176,694              6,052,444
Pioneer Emerging Markets Fund                           --          18,034               62,876              4,654,759
Pioneer Equity Income Fund                          47,039               --             160,648              3,622,488
Pioneer Floating Rate Fund                         (22,563)              --              43,379                397,718
Pioneer Fund                                      (595,629)       1,221,431           1,323,841              4,361,724
Pioneer Fundamental Growth Fund                    267,900               --              52,120              3,403,428
Pioneer Fundamental Value Fund                     (61,591)          27,385             173,164              4,164,594
Pioneer Global Aggregate Bond Fund                      --          19,313               94,887              2,507,905
Pioneer Global Equity Fund                          64,837               --             101,469              4,956,727
Pioneer Global High Yield Fund                     (59,079)              --             685,721              8,609,821
Pioneer Growth Opportunities Fund                  (17,686)              --                  --              2,751,174
Pioneer High Yield Fund                             15,826               --             169,694              3,287,079
Pioneer International Value Fund                    (1,884)              --              92,976              4,437,283
Pioneer Mid Cap Value Fund                              --               --              88,768              7,549,144
Pioneer Multi-Asset Ultrashort Income Fund              --               --              23,518              1,361,482
Pioneer Oak Ridge Small Cap Growth Fund                 --              524                 524                417,241
Pioneer Real Estate Shares                          50,241               --              14,020                873,699
Pioneer Research Fund                               26,907               --              28,903              3,315,552
Pioneer Select Mid Cap Growth Fund                      --           75,836              75,837              2,556,283
Pioneer Short Term Income Fund                      (1,055)              --             599,563             18,135,705
Pioneer Strategic Income Fund                          214               --             174,608              3,888,253
                                               -----------      -----------         -----------           ------------
                                               $  (239,412)     $ 1,562,435         $ 5,307,778           $116,153,676
                                               ===========      ===========         ===========           ============
----------------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------
                                                Beginning       Acquisitions        Dispositions              Ending
                                                Shares/Par       Shares/Par          Shares/Par              Share/Par
Underlying Funds (Affiliated)                    Amount            Amount              Amount                 Amount
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                                2,345,278               --            (263,344)             2,081,934
Pioneer Disciplined Growth Fund                  1,028,480               --            (167,161)               861,319
Pioneer Disciplined Value Fund                   1,202,417           51,227             (23,786)             1,229,858
Pioneer Emerging Markets Fund                      419,485           19,089                  --                438,574
Pioneer Equity Income Fund                         356,550               --             (46,614)               309,936
Pioneer Fund                                       388,272               --            (154,003)               234,269
Pioneer Fundamental Growth Fund                    713,993            1,796            (110,496)               605,293
Pioneer Fundamental Value Fund                     626,223               --            (118,712)               507,511
Pioneer Global Aggregate Bond Fund                 233,256           65,318                  --                298,574
Pioneer Global Equity Fund                       1,005,041            5,486             (32,059)               978,468
Pioneer Global High Yield Fund                     550,785               --             (30,016)               520,769
Pioneer Government Income Fund                       1,999               --                  --                 1,999
Pioneer Growth Opportunities Fund                  139,102               --             (31,408)               107,694
Pioneer High Yield Fund                            264,945               --             (14,068)               250,877
Pioneer Independence Fund                            3,125               --                (675)                 2,450
Pioneer International Value Fund                   539,489          189,105              (1,644)               726,950
Pioneer Mid Cap Value Fund                         679,336               93             (64,963)               614,466
Pioneer Oak Ridge Large Cap Growth Fund              2,941               --                (665)                 2,276
Pioneer Oak Ridge Small Cap Growth Fund            137,215            9,107                  --                146,322
Pioneer Real Estate Shares                          56,346           50,380              (7,404)                99,322
Pioneer Research Fund                              844,920               --            (248,440)               596,480
Pioneer Select Mid Cap Growth Fund                 213,242           55,167                  --                268,409
Pioneer Short Term Income Fund                   1,931,274          191,415                  --              2,122,689
Pioneer Strategic Income Fund                      343,482          123,843                  --                467,325
Pioneer Value Fund                                   3,362               --                (908)                 2,454

                                                 Realized       Capital Gain          Dividend               Ending
Underlying Funds (Affiliated)                   Gain (Loss)     Distributions          Income                 Value
----------------------------------------------------------------------------------------------------------------------
Pioneer Bond Fund                              $   160,695      $        --         $   935,807           $ 20,486,231
Pioneer Disciplined Growth Fund                    (60,560)         285,193             354,542              8,699,322
Pioneer Disciplined Value Fund                     (16,757)         142,278             308,478             10,761,259
Pioneer Emerging Markets Fund                           --           44,954             157,736             11,727,462
Pioneer Equity Income Fund                         (61,373)              --             365,381              8,737,109
Pioneer Fund                                    (1,036,469)       2,182,812           2,354,253              7,639,521
Pioneer Fundamental Growth Fund                    403,452           63,780             121,906              8,001,976
Pioneer Fundamental Value Fund                    (255,934)              --             385,962              9,282,375
Pioneer Global Aggregate Bond Fund                      --           25,797             126,058              3,439,570
Pioneer Global Equity Fund                          79,454               --             204,108              9,970,585
Pioneer Global High Yield Fund                     (42,721)              --             413,993              5,244,139
Pioneer Government Income Fund                          --               --                 789                 20,330
Pioneer Growth Opportunities Fund                  219,867               --                  --              3,176,966
Pioneer High Yield Fund                             36,110               --             142,717              2,594,065
Pioneer Independence Fund                            4,262               --                  --                 30,941
Pioneer International Value Fund                    (3,017)              --             295,780             13,942,910
Pioneer Mid Cap Value Fund                        (266,561)              --             163,202             13,868,488
Pioneer Oak Ridge Large Cap Growth Fund              3,171               --                  --                 30,881
Pioneer Oak Ridge Small Cap Growth Fund                 --          127,611             127,611              4,402,815
Pioneer Real Estate Shares                          92,547               --              39,814              2,457,227
Pioneer Research Fund                               62,251               --              56,533              6,483,741
Pioneer Select Mid Cap Growth Fund                      --          151,398             151,398              5,142,719
Pioneer Short Term Income Fund                          --               --             643,475             20,611,313
Pioneer Strategic Income Fund                           --               --             210,705              5,271,430
Pioneer Value Fund                                   2,649               --                 624                 29,319
                                               -----------      -----------         -----------           ------------
                                               $  (678,934)     $ 3,023,823         $ 7,560,872           $182,052,694
                                               ===========      ===========         ===========           ============

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and Shareowners of Pioneer Ibbotson Moderate and Growth Allocation VCT Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pioneer Ibbotson Moderate Allocation VCT Portfolio and Pioneer Ibbotson Growth Allocation VCT Portfolio (two of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2012, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Portfolios' custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Ibbotson Moderate Allocation and Pioneer Ibbotson Growth Allocation VCT Portfolios (two of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Ibbotson Moderate Allocation VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates, Inc. (Ibbotson Associates) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Ibbotson Associates to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2012, in the third quintile of its Morningstar category for the three year period ended June 30, 2012, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees

Pioneer Ibbotson Asset Allocation Series        PIONEER VARIABLE CONTRACTS TRUST
VCT Portfolios

considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Portfolio. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM, and the services provided by the respective parties under such agreements.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees also compared the expense ratio of the Portfolio with the funds in the Portfolio's Morningstar peer group, and noted that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Morningstar category. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer group. The Trustees considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the sub-adviser to its other clients. The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2011). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Pioneer Ibbotson Asset Allocation Series VCT PIONEER VARIABLE CONTRACTS TRUST Portfolios

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS          (continued)
--------------------------------------------------------------------------------

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. he Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Ibbotson Growth Allocation VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates, Inc. (Ibbotson Associates) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Ibbotson Associates to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2012 and in the third quintile of its Morningstar category for the three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also

Pioneer Ibbotson Asset Allocation Series VCT    PIONEER VARIABLE CONTRACTS TRUST
Portfolios

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS          (continued)
--------------------------------------------------------------------------------

be first quintile.) The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Portfolio. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement.

The Trustees evaluated the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM, and the services provided by the respective parties under such agreements. The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees also compared the expense ratio of the Portfolio with the funds in the Portfolio's Morningstar peer group, and noted that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Morningstar category. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer group. The Trustees considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees also reviewed management fees charged by the sub-adviser to its other clients.

The Trustees noted that the sub-advisory fees paid to the sub-adviser with respect to the Portfolio were within the range of the fee rates charged by the sub-adviser to its other clients. The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2011). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Pioneer Ibbotson Asset Allocation Series VCT PIONEER VARIABLE CONTRACTS TRUST Portfolios

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS  AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Investment Sub-Adviser
Ibbotson Associates, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc. Legal Counsel Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.


--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITION HELD     LENGTH OF SERVICE                                              OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST    AND TERM OF OFFICE        PRINCIPAL OCCUPATION                 HELD BY THIS TRUSTEE
Thomas J. Perna (62)    Chairman of the   Trustee since 2006.       Chairman and Chief Executive         Director, Broadridge
                        Board and         Serves until a successor  Officer, Quadriserv, Inc.            Financial Solutions,
                        Trustee           trustee is elected or     (technology products for securities  Inc. (investor
                                          earlier retirement or     lending industry) (2008 - present);  communications and
                                          removal.                  private investor (2004 - 2008); and  securities processing
                                                                    Senior Executive Vice President,     provider for financial
                                                                    The Bank of New York (financial and  services industry) (2009 -
                                                                    securities services) (1986 - 2004)   present); Director,
                                                                                                         Quadriserv, Inc. (2005 -
                                                                                                         present); and
                                                                                                         Commissioner, New Jersey
                                                                                                         State Civil Service
                                                                                                         Commission (2011 -
                                                                                                         present)
===================================================================================================================================
David R. Bock (69)      Trustee           Trustee since 2005.       Managing Partner, Federal City       Director of Enterprise
                                          Serves until a successor  Capital Advisors (corporate          Community Investment,
                                          trustee is elected or     advisory services company) (1997 -   Inc. (privately held
                                          earlier retirement or     2004 and 2008 - present); Interim    affordable housing
                                          removal.                  Chief Executive Officer, Oxford      finance company) (1985 -
                                                                    Analytica, Inc. (privately held      2010); Director of
                                                                    research and consulting company)     Oxford Analytica, Inc.
                                                                    (2010); Executive Vice President     (2008 - present);
                                                                    and Chief Financial Officer,         Director of The Swiss
                                                                    I-trax, Inc. (publicly traded        Helvetia Fund, Inc.
                                                                    health care services company) (2004  (closed-end fund) (2010
                                                                    - 2007); and Executive Vice          - present); and Director
                                                                    President and Chief Financial        of New York Mortgage
                                                                    Officer, Pedestal Inc.               Trust (publicly traded
                                                                    (internet-based mortgage trading     mortgage REIT) (2004 -
                                                                    company) (2000 - 2002)               2009, 2012 - present)
===================================================================================================================================
Benjamin M. Friedman    Trustee           Trustee since 2008.       William Joseph Maier Professor of    Trustee, Mellon
(68)                                      Serves until a successor  Political Economy, Harvard           Institutional Funds
                                          trustee is elected or     University (1972 - present)          Investment Trust and
                                          earlier retirement or                                          Mellon Institutional
                                          removal.                                                       Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios
                                                                                                         in fund complex)
                                                                                                         (1989-2008)
===================================================================================================================================

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        POSITION HELD    LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE            WITH THE TRUST   AND TERM OF OFFICE           PRINCIPAL OCCUPATION            HELD BY THIS TRUSTEE
Margaret B.W. Graham    Trustee          Trustee since 2000. Serves   Founding Director, Vice         None
(65)                                     until a successor trustee    President and Corporate
                                         is elected or earlier        Secretary, The Winthrop Group,
                                         retirement or removal.       Inc. (consulting firm)
                                                                      (1982-present); Desautels
                                                                      Faculty of Management, McGill
                                                                      University (1999 - present);
                                                                      and Manager of Research
                                                                      Operations and Organizational
                                                                      Learning, Xerox PARC, Xerox's
                                                                      advance research center
                                                                      (1990-1994)
===================================================================================================================================
Marguerite A. Piret     Trustee          Trustee since 1995. Serves   President and Chief Executive   Director of New America High
(64)                                     until a successor trustee    Officer, Newbury, Piret &       Income Fund, Inc.
                                         is elected or earlier        Company, Inc. (investment       (closed-end investment
                                         retirement or removal.       banking firm) (1981 - present)  company) (2004 - present);
                                                                                                      and member, Board of
                                                                                                      Governors, Investment
                                                                                                      Company Institute
                                                                                                      (2000 - 2006)
===================================================================================================================================
Stephen K. West (84)    Trustee          Trustee since 2008. Serves   Senior Counsel, Sullivan &      Director, The Swiss Helvetia
                                         until a successor trustee    Cromwell LLP (law firm) (1998 - Fund, Inc. (closed-end
                                         is elected or earlier        present); and Partner, Sullivan investment company); and
                                         retirement or removal.       & Cromwell LLP (prior to 1998)  Director, Invesco, Ltd.
                                                                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
===================================================================================================================================

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                     POSITION HELD        LENGTH OF SERVICE AND                                        OTHER DIRECTORSHIPS
NAME AND AGE         WITH THE TRUST       TERM OF OFFICE              PRINCIPAL OCCUPATION             HELD BY THIS TRUSTEE
John F. Cogan, Jr.   Trustee, President   Trustee since 1994. Serves  Non-Executive Chairman and a     None
(86)*                and Chief            until a successor trustee   director of Pioneer Investment
                     Executive Officer    is elected or earlier       Management USA Inc.
                     of the Portfolio     retirement or removal.      ("PIM-USA"); Chairman and a
                                                                      director of Pioneer; Chairman
                                                                      and Director of Pioneer
                                                                      Institutional Asset Management,
                                                                      Inc. (since 2006); Director of
                                                                      Pioneer Alternative Investment
                                                                      Management Limited (Dublin)
                                                                      (until October 2011); President
                                                                      and a director of Pioneer
                                                                      Alternative Investment
                                                                      Management (Bermuda) Limited
                                                                      and affiliated funds; Deputy
                                                                      Chairman and a director of
                                                                      Pioneer Global Asset Management
                                                                      S.p.A. ("PGAM") (until April
                                                                      2010); Director of Nano-C, Inc.
                                                                      (since 2003); Director of Cole
                                                                      Management Inc. (2004 - 2011);
                                                                      Director of Fiduciary
                                                                      Counseling, Inc. (until
                                                                      December 2011); President of
                                                                      all of the Pioneer Funds; and
                                                                      Retired Partner, Wilmer Cutler
                                                                      Pickering Hale and Dorr LLP
===================================================================================================================================
Daniel K. Kingsbury  Trustee and          Trustee since 2007. Serves  Director, CEO and President of   None
(54)*                Executive Vice       until a successor trustee   PIM-USA (since February 2007);
                     President            is elected or earlier       Director and President of
                                          retirement or removal.      Pioneer and Pioneer
                                                                      Institutional Asset Management,
                                                                      Inc. (since February 2007);
                                                                      Executive Vice President of all
                                                                      of the Pioneer Funds (since
                                                                      March 2007); Director of PGAM
                                                                      (2007 - 2010); Head of New
                                                                      Europe Division, PGAM (2000 -
                                                                      2005); and Head of New Markets
                                                                      Division, PGAM (2005 - 2007)
===================================================================================================================================

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                       POSITION HELD        LENGTH OF SERVICE                                            OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST       AND TERM OF OFFICE         PRINCIPAL OCCUPATION              HELD BY THIS OFFICER
Christopher J. Kelley  Secretary and        Since 2003. Serves at the  Vice President and Associate      None
(48)                   Chief Legal          discretion of the Board.   General Counsel of Pioneer since
                       Officer                                         January 2008; Secretary and
                                                                       Chief Legal Officer of all of
                                                                       the Pioneer Funds since June
                                                                       2010; Assistant Secretary of all
                                                                       of the Pioneer Funds from
                                                                       September 2003 to May 2010; and
                                                                       Vice President and Senior
                                                                       Counsel of Pioneer from July
                                                                       2002 to December 2007
===================================================================================================================================
Carol B. Hannigan      Assistant            Since 2010. Serves at the  Fund Governance Director of       None
(51)                   Secretary            discretion of the Board.   Pioneer since December 2006 and
                                                                       Assistant Secretary of all the
                                                                       Pioneer Funds since June 2010;
                                                                       Manager - Fund Governance of
                                                                       Pioneer from December 2003 to
                                                                       November 2006; and Senior
                                                                       Paralegal of Pioneer from
                                                                       January 2000 to November 2003
===================================================================================================================================
Thomas Reyes (50)      Assistant            Since 2010. Serves at the  Counsel of Pioneer since June     None
                       Secretary            discretion of the Board.   2007 and Assistant Secretary of
                                                                       all the Pioneer Funds since June
                                                                       2010; and Vice President and
                                                                       Counsel at State Street Bank
                                                                       from October 2004 to June 2007
===================================================================================================================================
Mark E. Bradley (53)   Treasurer and        Since 2008. Serves at the  Vice President - Fund Treasury    None
                       Chief Financial      discretion of the Board.   of Pioneer; Treasurer of all of
                       and Accounting                                  the Pioneer Funds since March
                       Officer of the                                  2008; Deputy Treasurer of
                       Portfolio                                       Pioneer from March 2004 to
                                                                       February 2008; and Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds from March 2004 to
                                                                       February 2008
===================================================================================================================================
Luis I. Presutti (47)  Assistant            Since 2000. Serves at the  Assistant Vice President - Fund   None
                       Treasurer            discretion of the Board.   Treasury of Pioneer; and
                                                                       Assistant Treasurer of all of
                                                                       the Pioneer Funds
===================================================================================================================================
Gary Sullivan (54)     Assistant            Since 2002. Serves at the  Fund Accounting Manager - Fund    None
                       Treasurer            discretion of the Board.   Treasury of Pioneer; and
                                                                       Assistant Treasurer of all of
                                                                       the Pioneer Funds
===================================================================================================================================
David F. Johnson (33)  Assistant            Since 2009. Serves at the  Fund Administration Manager -     None
                       Treasurer            discretion of the Board.   Fund Treasury of Pioneer since
                                                                       November 2008; Assistant
                                                                       Treasurer of all of the Pioneer
                                                                       Funds since January 2009; and
                                                                       Client Service Manager -
                                                                       Institutional Investor Services
                                                                       at State Street Bank from March
                                                                       2003 to March 2007
===================================================================================================================================
Jean M. Bradley (60)   Chief Compliance     Since 2010. Serves at the  Chief Compliance Officer of       None
                       Officer              discretion of the Board.   Pioneer and of all the Pioneer
                                                                       Funds since March 2010; Director
                                                                       of Adviser and Portfolio
                                                                       Compliance at Pioneer since
                                                                       October 2005; and Senior
                                                                       Compliance Officer for Columbia
                                                                       Management Advisers, Inc. from
                                                                       October 2003 to October 2005
===================================================================================================================================
Kelly O'Donnell (41)   Anti-Money           Since 2006. Serves at the  Director - Transfer Agency        None
                       Laundering           discretion of the Board.   Compliance of Pioneer and
                       Officer                                         Anti-Money Laundering Officer of
                                                                       all the Pioneer funds since 2006
===================================================================================================================================

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18685-07-0213

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       10

  Notes to Financial Statements                                              15

  Report of Independent Registered Public Accounting Firm                    19

  Approval of Investment Advisory Agreement                                  20

  Trustees, Officers and Service Providers                                   23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         90.3%
International Common Stocks                                                 6.1%
Temporary Cash Investments                                                  2.4%
Depositary Receipts for International Stocks                                1.2%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 29.3%
Consumer Discretionary                                                     13.6%
Health Care                                                                11.5%
Energy                                                                      9.3%
Industrials                                                                 9.2%
Utilities                                                                   8.8%
Information Technology                                                      6.7%
Consumer Staples                                                            5.0%
Materials                                                                   4.8%
Telecommunication Services                                                  1.8%

Five Largest Holdings
(As a percentage of equity holdings)*

  1. Aflac, Inc.                                                           2.33%
  2. Cigna Corp.                                                           2.02
  3. Ensco Plc                                                             2.00
  4. Capital One Financial Corp.                                           1.97
  5. CIT Group, Inc.                                                       1.94

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                           12/31/12           12/31/11
     Class I                                         $17.42             $15.85
     Class II                                        $17.30             $15.75

                             Net
Distributions per Share      Investment         Short-Term       Long-Term
(1/1/12 - 12/31/12)          Income            Capital Gains    Capital Gains
     Class I                 $0.1748              $ -               $ -
     Class II                $0.1421              $ -               $ -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Mid Cap         Pioneer Mid Cap
                    Value VCT Portfolio,    Value VCT Portfolio,  Russell Midcap
                    Class I                 Class II              Value Index
12/31/2002          $     10,000            $     10,000          $     10,000
12/31/2003          $     13,748            $     13,709          $     13,807
12/31/2004          $     16,788            $     16,693          $     17,080
12/31/2005          $     18,112            $     17,969          $     19,240
12/31/2006          $     20,392            $     20,173          $     23,129
12/31/2007          $     21,530            $     21,252          $     22,800
12/31/2008          $     14,301            $     14,078          $     14,035
12/31/2009          $     17,959            $     17,634          $     18,836
12/31/2010          $     21,231            $     20,789          $     23,498
12/31/2011          $     20,034            $     19,575          $     23,173
12/31/2012          $     22,260            $     21,694          $     27,462

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
                                                          Class I      Class II
--------------------------------------------------------------------------------
10 Years                                                    8.33%        8.05%
5 Years                                                     0.67%        0.41%
1 Year                                                     11.11%       10.83%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2012, through December 31, 2012.

Share Class                                              I                II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/12                    $1,000.00        $1,000.00
Ending Account Value on 12/31/12                     $1,059.00        $1,058.14
Expenses Paid During Period*                             $3.73            $5.02

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012, through December 31, 2012.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/12                   $1,000.00          $1,000.00
Ending Account Value on 12/31/12                    $1,021.52          $1,020.26
Expenses Paid During Period*                            $3.66              $4.93

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.72% and 0.97% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12
--------------------------------------------------------------------------------

A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Equities delivered healthy returns during the 12 months ended December 31, 2012, despite several temporary setbacks brought on either by investors' concerns about the health of the U.S. economy or by worries about the effects of political infighting in Washington, D.C. In the following discussion, Timothy Horan reviews the investment environment and the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period. Mr. Horan, vice president and portfolio manager at Pioneer, is a member of the team responsible for the day-to-day management of the Portfolio*.

Q: How would you describe the investment environment for equities during the 12 months ended December 31, 2012?

A: Dominant market trends drove stock prices higher during the 12-month period, although shifting investor concerns created interim periods during which equities suffered temporary setbacks. Stocks generally rose over the first three months of 2012, continuing the late-2011 market rally that had arisen from increased investor confidence in the strength of the U.S. economic recovery. The supportive backdrop for stocks came to an end in April 2012, however, as concerns emerged about the slow pace of the domestic economic expansion and the very modest gains in new-job creation. At the same time, the market's attention began shifting to the approaching national elections in November and the highly partisan political divisions in Washington that were blocking any type of consensus on important budgetary, tax-policy, and regulatory issues. As a consequence, stock prices tended to move lower during the second calendar quarter of 2012 (April through June).

      Stocks began rising again in late summer, however, and continued to gain momentum through the end of the year as corporate profits showed resiliency and evidence of stabilization in the overall economy began appearing. New, more accommodative monetary policies announced by the U.S. Federal Reserve Board and other major central banks around the world also helped to encourage investors' confidence in a more durable global economic recovery. The rally received more energy after the November U.S. elections, which appeared to give the market some clarity on future economic policies, even if the results did not end the political infighting.

Q: How did the Portfolio perform in that environment during the 12 months ended December 31, 2012?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned 11.11% at net asset value during the 12 months ended December 31, 2012, and Class II shares returned 10.83%. During the same period, the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), returned 18.51%, while the average return of the 59 variable portfolios in Lipper's Multi-Cap Value Underlying Portfolios category was 14.86%.

--------------------
* Effective January 22, 2013, Edward T. Shadek, Jr., senior vice president and portfolio manager at Pioneer, joined Mr. Horan as a manager of the Portfolio, replacing Rod Wright, who was a co-manager of the Portfolio, along with Mr. Horan, during the 12-month period ended December 31, 2012.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Q: What were the principal reasons for the Portfolio's underperformance of the Russell Index during the 12 months ended December 31, 2012?

A: Most of the Portfolio's benchmark-relative underperformance during the 12-month period can be attributed to stock selection results, with five specific holdings doing most of the damage. We eliminated all five positions from the Portfolio before the end of the fiscal year.

      The biggest performance detractor during the period was the Portfolio's investment in Spirit AeroSystems, which is the world's largest supplier of assemblies and components used in the production of major commercial airliners. Spirit AeroSystems was unprepared to meet the production requirements needed to satisfy its contractual obligations, and the company was subsequently forced to spend above previously budgeted levels in order make good on those obligations. The higher costs translated into lower-than-expected earnings for Spirit AeroSystems, causing the company's stock price to fall.

      Two other significant drags on performance during the 12-month period came from the Portfolio's investments in a pair of information technology companies: Rovi and VeriFone Systems. Rovi is a major producer of software systems used to guide channel and program selections in television sets and digital entertainment distribution networks, including cable television systems. The company receives most of its revenues from licensing fees, but legal challenges to Rovi's licensing fees cut into its revenues and profits during the period. VeriFone is a dominant provider of point-of-sale electronic terminals used in credit and debit card transactions. During the 12-month period, however, investors began doubting VeriFone's profit outlook, and the share price declined.

      A holding in fashion retailer Express was another major detractor from the Portfolio's relative performance during the period. We had purchased Express during the Portfolio's fiscal year, based on our expectations that the company would be able to rebound from some earlier disappointments; unfortunately, Express continued to stumble during 2012 as the company tried to anticipate shifting fashion patterns.

      Lastly, the Portfolio's holding in energy services company KBR had a significant, negative impact on relative returns. While KBR did a good job in executing on its strategy, the company fell victim to changes in the energy sector that took place during the 12-month period. In particular, KBR's exposure to liquefied natural gas operations overseas made the company vulnerable when domestic natural gas prices plummeted.

Q: Were there any investments that made positive contributions to the Portfolio's performance during the 12 months ended December 31, 2012?

A: The Portfolio owned positions in a number of companies, including several in the financials sector, which performed very well during the 12-month period.

      The leading contributor to the Portfolio's relative performance during the period was a position in Hanesbrands, a well-known producer of apparel, including underwear. The company recovered from earlier problems caused by rising cotton prices and was able to maintain its pricing structure, even as the cost of cotton began to decline.

Pioneer Mid Cap Value VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12                             (continued)
--------------------------------------------------------------------------------

      In financials, the two Portfolio holdings that made the greatest contributions to returns were Allstate Insurance and Capital One. Allstate, a major property and casualty insurer, saw its stock price advance when the company's profits increased after it corrected some problems involving the pricing of homeowners' policies. Meanwhile, Capital One registered healthy earnings gains that led its stock to outperform during the 12-month period.

      The Portfolio's performance also benefited when Warnaco, a fashion company that owned the Calvin Klein clothing line, was acquired by another firm at the end of the year, at a significant premium to Warnaco's stock price.

Q:    What is your investment outlook?

A: Even after the market gains of the past year, we think equities still have some good potential going forward. The U.S. economy has been growing at a steady, albeit modest, pace, and key indicators such as job growth, the housing market, and consumer spending all appear to be improving. Stock prices, meanwhile, continue to look attractive relative to other investment asset classes, including low-yielding fixed-income securities.

      At the same time, the outlook for business investment, which has lagged other important economic influences, may be starting to improve. Corporate spending has been sluggish over the past two years, in large part because of the unsettled domestic political climate that had created much uncertainty about future regulatory and tax policies; but with the 2012 elections now behind us, corporate planners have a better idea of where those policy discussions may be headed, and a clearer picture of the general business environment in which they can expect to operate over the next few years. The greater clarity may very well spur increased corporate spending on capital investments.

      Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

      Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

      Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

       Shares                                                              Value
                 COMMON STOCKS - 97.1%
                 Energy - 9.0%
                 Oil & Gas Drilling - 1.9%
      112,100    Ensco Plc                                      $      6,645,288
                                                                ----------------
                 Oil & Gas Equipment & Services - 1.2%
       61,400    National Oilwell Varco, Inc.                   $      4,196,690
                                                                ----------------
                 Oil & Gas Exploration & Production - 4.2%
      202,200    Marathon Oil Corp.                             $      6,199,452
       48,890    Noble Energy, Inc.                                    4,974,069
       91,100    Southwestern Energy Co.*                              3,043,651
                                                                ----------------
                                                                $     14,217,172
                                                                ----------------
                 Oil & Gas Refining & Marketing - 1.7%
      171,445    Valero Energy Corp.                            $      5,849,703
                                                                ----------------
                 Total Energy                                   $     30,908,853
                                                                ----------------
                 Materials - 4.7%
                 Diversified Chemicals - 1.9%
       93,400    Eastman Chemical Co.                           $      6,355,870
                                                                ----------------
                 Fertilizers & Agricultural Chemicals - 1.0%
       61,500    The Mosaic Co.                                 $      3,482,745
                                                                ----------------
                 Metal & Glass Containers - 1.3%
      116,700    Crown Holdings, Inc.*                          $      4,295,727
                                                                ----------------
                 Steel - 0.5%
       59,100    Allegheny Technologies, Inc.                   $      1,794,276
                                                                ----------------
                 Total Materials                                $     15,928,618
                                                                ----------------
                 Capital Goods - 6.5%
                 Building Products - 0.8%
       74,500    Owens Corning, Inc.*                           $      2,755,755
                                                                ----------------
                 Construction & Engineering - 1.4%
       80,000    Fluor Corp.                                    $      4,699,200
                                                                ----------------
                 Electrical Components & Equipment - 1.6%
      101,000    Eaton Corp., Plc                               $      5,474,200
                                                                ----------------
                 Construction & Farm Machinery &
                 Heavy Trucks - 1.2%
       65,500    Joy Global, Inc.                               $      4,177,590
                                                                ----------------
                 Industrial Machinery - 1.5%
       73,715    SPX Corp.                                      $      5,171,107
                                                                ----------------
                 Total Capital Goods                            $     22,277,852
                                                                ----------------
                 Commercial Services & Supplies - 1.3%
                 Human Resource & Employment
                 Services - 1.3%
      137,000    Robert Half International, Inc.                $      4,359,340
                                                                ----------------
                 Total Commercial Services &
                 Supplies                                       $      4,359,340
                                                                ----------------
                 Transportation - 1.2%
                 Airlines - 1.2%
      406,300    Southwest Airlines Co.                         $      4,160,512
                                                                ----------------
                 Total Transportation                           $      4,160,512
                                                                ----------------
                 Consumer Durables & Apparel - 3.2%
                 Housewares & Specialties - 1.7%
      112,500    Jarden Corp.                                   $      5,816,250
                                                                ----------------
                 Apparel, Accessories & Luxury Goods - 1.0%
       94,100    Hanesbrands, Inc.*                             $      3,370,662
                                                                ----------------
                 Footwear - 0.5%
      123,500    Crocs, Inc.*                                   $      1,777,165
                                                                ----------------
                 Total Consumer Durables &
                 Apparel                                        $     10,964,077
                                                                ----------------
                 Consumer Services - 2.4%
                 Casinos & Gaming - 1.1%
       72,700    Penn National Gaming, Inc.*                    $      3,570,297
                                                                ----------------
                 Hotels, Resorts & Cruise Lines - 1.3%
       84,450    Wyndham Worldwide Corp.                        $      4,493,584
                                                                ----------------
                 Total Consumer Services                        $      8,063,881
                                                                ----------------
                 Media - 0.9%
                 Advertising - 0.9%
      273,000    The Interpublic Group of Companies, Inc.       $      3,008,460
                                                                ----------------
                 Total Media                                    $      3,008,460
                                                                ----------------
                 Retailing - 6.8%
                 Department Stores - 1.9%
      163,000    Macy's, Inc.                                   $      6,360,260
                                                                ----------------
                 Apparel Retail - 1.3%
       81,000    Ross Stores, Inc.                              $      4,386,150
                                                                ----------------
                 Computer & Electronics Retail - 2.3%
      140,300    Best Buy Co., Inc.                             $      1,662,555
      177,700    Rent-A-Center, Inc.*                                  6,105,772
                                                                ----------------
                                                                $      7,768,327
                                                                ----------------
                 Specialty Stores - 1.3%
      193,100    Sally Beauty Holdings, Inc.*                   $      4,551,367
                                                                ----------------
                 Total Retailing                                $     23,066,104
                                                                ----------------
                 Food & Staples Retailing - 1.2%
                 Drug Retail - 1.2%
       84,700    CVS Caremark Corp.                             $      4,095,245
                                                                ----------------
                 Total Food & Staples Retailing                 $      4,095,245
                                                                ----------------
                 Food, Beverage & Tobacco - 3.7%
                 Agricultural Products - 1.5%
       79,510    Ingredion, Inc.                                $      5,122,829
                                                                ----------------
                 Packaged Foods & Meats - 2.2%
      101,700    Campbell Soup Co.                              $      3,548,313
       93,600    Green Mountain Coffee Roasters, Inc.*                 3,871,296
                                                                ----------------
                                                                $      7,419,609
                                                                ----------------
                 Total Food, Beverage & Tobacco                 $     12,542,438
                                                                ----------------
                 Health Care Equipment & Services - 6.3%
                 Health Care Equipment - 1.3%
      154,400    CareFusion Corp.*                              $      4,412,752
                                                                ----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

       Shares                                                              Value
                 Health Care Services - 1.7%
       54,700    DaVita HealthCare Partners, Inc.*              $      6,045,991
                                                                ----------------
                 Managed Health Care - 3.3%
      125,100    Cigna Corp.                                    $      6,687,846
       65,515    Humana, Inc.                                          4,496,294
                                                                ----------------
                                                                $     11,184,140
                                                                ----------------
                 Total Health Care Equipment &
                 Services                                       $     21,642,883
                                                                ----------------
                 Pharmaceuticals, Biotechnology &
                 Life Sciences - 4.9%
                 Pharmaceuticals - 4.9%
      133,500    Hospira, Inc.*                                 $      4,170,540
       87,809    Jazz Pharmaceuticals Plc*                             4,671,439
       86,600    Teva Pharmaceutical Industries, Ltd. (A.D.R.)         3,233,644
       52,700    Watson Pharmaceuticals, Inc.*                         4,532,200
                                                                ----------------
                                                                $     16,607,823
                                                                ----------------
                 Total Pharmaceuticals,
                 Biotechnology & Life Sciences                  $     16,607,823
                                                                ----------------
                 Banks - 5.3%
                 Regional Banks - 5.3%
      166,400    CIT Group, Inc.*                               $      6,429,696
      139,768    First Republic Bank Co.                               4,581,595
       77,750    PNC Financial Services Group, Inc.                    4,533,602
      365,100    Regions Financial Corp.                               2,599,512
                                                                ----------------
                                                                $     18,144,405
                                                                ----------------
                 Total Banks                                    $     18,144,405
                                                                ----------------
                 Diversified Financials - 6.8%
                 Consumer Finance - 3.2%
      112,500    Capital One Financial Corp.                    $      6,517,125
      111,700    Discover Financial Services, Inc.                     4,306,035
                                                                ----------------
                                                                $     10,823,160
                                                                ----------------
                 Asset Management & Custody Banks - 3.6%
       92,400    Ameriprise Financial, Inc.                     $      5,787,012
      162,200    Invesco, Ltd.                                         4,231,798
       58,200    Walter Investment Management Corp.*                   2,503,764
                                                                ----------------
                                                                $     12,522,574
                                                                ----------------
                 Total Diversified Financials                   $     23,345,734
                                                                ----------------
                 Insurance - 6.5%
                 Insurance Brokers - 1.2%
      126,700    Willis Group Holdings Plc                      $      4,248,251
                                                                ----------------
                 Life & Health Insurance - 3.6%
      145,400    Aflac, Inc.                                    $      7,723,648
      213,794    Unum Group                                            4,451,191
                                                                ----------------
                                                                $     12,174,839
                                                                ----------------
                 Property & Casualty Insurance - 1.7%
      140,600    The Allstate Corp.                             $      5,647,902
                                                                ----------------
                 Total Insurance                                $     22,070,992
                                                                ----------------
                 Real Estate - 9.9%
                 Diversified REIT - 1.3%
      316,400    Duke Realty Corp.                              $      4,388,468
                                                                ----------------
                 Office REIT - 2.5%
      224,700    BioMed Realty Trust, Inc.                      $      4,343,451
       38,741    Boston Properties, Inc.                               4,099,185
                                                                ----------------
                                                                $      8,442,636
                                                                ----------------
                 Residential REIT - 2.0%
       77,200    American Campus Communities, Inc.              $      3,561,236
       56,800    Home Properties, Inc.                                 3,482,408
                                                                ----------------
                                                                $      7,043,644
                                                                ----------------
                 Retail REIT - 1.5%
      260,000    Kimco Realty Corp.                             $      5,023,200
                                                                ----------------
                 Specialized REIT - 2.6%
      115,400    HCP, Inc.                                      $      5,213,772
      157,100    Pebblebrook Hotel Trust                               3,629,010
                                                                ----------------
                                                                $      8,842,782
                                                                ----------------
                 Total Real Estate                              $     33,740,730
                                                                ----------------
                 Software & Services - 1.4%
                 Application Software - 1.4%
      217,100    Nuance Communications, Inc.*                   $      4,845,672
                                                                ----------------
                 Total Software & Services                      $      4,845,672
                                                                ----------------
                 Technology Hardware & Equipment - 1.6%
                 Computer Storage & Peripherals - 1.6%
      123,500    SanDisk Corp.*                                 $      5,379,660
                                                                ----------------
                 Total Technology Hardware &
                 Equipment                                      $      5,379,660
                                                                ----------------
                 Semiconductors & Semiconductor
                 Equipment - 3.6%
                 Semiconductors - 3.6%
      151,045    Analog Devices, Inc.                           $      6,352,953
      164,400    Xilinx, Inc.                                          5,901,960
                                                                ----------------
                                                                $     12,254,913
                                                                ----------------
                 Total Semiconductors &
                 Semiconductor Equipment                        $     12,254,913
                                                                ----------------
                 Telecommunication Services - 1.3%
                 Integrated Telecommunication Services - 1.3%
      116,920    CenturyLink, Inc.                              $      4,573,910
                                                                ----------------
                 Total Telecommunication
                 Services                                       $      4,573,910
                                                                ----------------
                 Utilities - 8.6%
                 Electric Utilities - 6.2%
      116,000    American Electric Power Co., Inc.              $      4,950,880
       86,000    Northeast Utilities Corp.                             3,360,880
       80,600    Pinnacle West Capital Corp.                           4,108,988
      150,900    PNM Resources, Inc.                                   3,094,959
      200,360    PPL Corp.                                             5,736,307
                                                                ----------------
                                                                $     21,252,014
                                                                ----------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST

       Shares                                                              Value
                 Gas Utilities - 1.1%
       95,200    AGL Resources, Inc.                            $      3,805,144
                                                                ----------------
                 Multi-Utilities - 1.3%
      143,430    Ameren Corp.                                   $      4,406,172
                                                                ----------------
                 Total Utilities                                $     29,463,330
                                                                ----------------
                 TOTAL COMMON STOCKS
                 (Cost $298,364,629)                            $    331,445,432
                                                                ----------------

Principal
Amount ($)
                 TEMPORARY CASH INVESTMENT - 2.5%
                 Repurchase Agreement - 2.5%
    8,400,000    Bank of Nova Scotia, Inc., 0.18%,
                     dated 12/31/12, repurchase price
                     of $8,400,000 plus accrued interest
                     on 1/2/13 collateralized by
                     $8,568,129 U.S. Treasury Notes,
                     1.875%, 6/30/15                            $      8,400,000
                                                                ----------------
                 TOTAL TEMPORARY
                 CASH INVESTMENT
                 (Cost $8,400,000)                              $      8,400,000
                                                                ----------------

                 TOTAL INVESTMENT
                 IN SECURITIES - 99.6%
                 (Cost $306,764,629) (a)                        $    339,845,432
                                                                ----------------
                 OTHER ASSETS &
                 LIABILITIES - 0.4%                             $      1,488,650
                                                                ----------------
                 TOTAL NET ASSETS - 100.0%                      $    341,334,082
                                                                ================

REIT      Real Estate Investment Trust.

(A.D.R.)  American Depositary Receipt.

*         Non-income producing security.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $308,034,339 was as follows:

              Aggregate gross unrealized gain for all investments
              in which there is an excess of value over tax cost   $ 35,068,864

              Aggregate gross unrealized loss for all investments
              in which there is an excess of tax cost over value     (3,257,771)
                                                                   ------------
              Net unrealized gain                                  $ 31,811,093
                                                                   ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $348,607,349 and $340,566,527, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements - Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements - Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's investments:

                         Level 1      Level 2     Level 3          Total
Common Stocks          $331,445,432  $       --   $      --     $331,445,432
Repurchase Agreement   $         --  $8,400,000   $      --     $  8,400,000
                       ------------  ----------   ---------     ------------
                       $331,445,432  $8,400,000   $      --     $339,845,432
                       ============  ==========   =========     ============
   Total

During the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                                             12/31/12      12/31/11      12/31/10     12/31/09     12/31/08
Class I
Net asset value, beginning of period                         $ 15.85       $ 16.93      $  14.48     $  11.72     $  19.22
                                                             -------       -------      --------     --------     --------
Increase (decrease) from investment operations:
   Net investment income                                     $  0.24       $  0.23      $   0.18     $   0.20     $   0.23
   Net realized and unrealized gain (loss) on investments       1.50         (1.17)         2.43         2.76        (6.24)
                                                             -------       -------      --------     --------     --------
     Net increase (decrease) from investment operations      $  1.74       $ (0.94)     $   2.61     $   2.96     $  (6.01)
Distributions to shareowners:
   Net investment income                                       (0.17)        (0.14)        (0.16)       (0.20)       (0.19)
   Net realized gain                                              --            --            --           --        (1.30)
                                                             -------       -------      --------     --------     --------
Net increase (decrease) in net asset value                   $  1.57       $ (1.08)     $   2.45     $   2.76     $  (7.50)
                                                             -------       -------      --------     --------     --------
Net asset value, end of period                               $ 17.42       $ 15.85      $  16.93     $  14.48     $  11.72
                                                             =======       =======      ========     ========     ========
Total return*                                                  11.11%(a)     (5.64)%       18.22%       25.58%      (33.58)%
Ratio of net expenses to average net assets+                    0.72%         0.72%         0.74%        0.75%        0.77%
Ratio of net investment income to average net assets+           1.17%         1.23%         1.02%        1.39%        1.23%
Portfolio turnover rate                                          103%           88%           99%          88%          60%
Net assets, end of period (in thousands)                     $81,886       $92,100      $116,729     $113,962     $103,527

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+         Ratios with no reduction for fees paid indirectly.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 11.08%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended      Year Ended    Year Ended  Year Ended   Year Ended
                                                              12/31/12        12/31/11      12/31/10    12/31/09     12/31/08
Class II
Net asset value, beginning of period                          $  15.75        $  16.83      $  14.41     $  11.66     $ 19.13
                                                              --------        --------      --------     --------     -------
Increase (decrease) from investment operations:
    Net investment income                                     $   0.14        $   0.14      $   0.09     $   0.10     $  0.16
    Net realized and unrealized gain (loss) on investments        1.55           (1.11)         2.46         2.81       (6.18)
                                                              --------        --------      --------     --------     -------
       Net increase (decrease) from investment operations     $   1.69        $  (0.97)     $   2.55     $   2.91     $ (6.03)
Distributions to shareowners:
    Net investment income                                        (0.14)          (0.11)        (0.13)       (0.16)      (0.14)
    Net realized gain                                               --              --            --           --       (1.30)
                                                              --------        --------      --------     --------     -------
Net increase (decrease) in net asset value                    $   1.55        $  (1.08)     $   2.42     $   2.75     $ (7.47)
                                                              --------        --------      --------     --------     -------
Net asset value, end of period                                $  17.30        $  15.75      $  16.83     $  14.41     $ 11.66
                                                              ========        ========      ========     ========     =======
Total return*                                                    10.83%(a)       (5.84)%       17.89%       25.26%     (33.76)%
Ratio of net expenses to average net assets+                      0.97%           0.97%         0.99%        1.00%       1.02%
Ratio of net investment income to average net assets+             0.94%           1.03%         0.79%        1.14%       1.00%
Portfolio turnover rate                                            103%             88%           99%          88%         60%
Net assets, end of period (in thousands)                      $259,448        $207,057      $179,212     $125,589     $78,419

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+      Ratios with no reduction for fees paid indirectly.

(a) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2012, the total return would have been 10.78%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $306,764,629)                    $339,845,432
  Cash                                                               1,423,511
  Receivables --
     Investment securities purchased                                   270,153
     Portfolio shares sold                                             296,529
     Dividends                                                         384,170
     Interest                                                               42
                                                                  ------------
        Total assets                                              $342,219,837
                                                                  ------------
LIABILITIES:
  Payables --
     Investment securities purchased                              $    631,349
     Portfolio shares repurchased                                      169,526
  Due to affiliates                                                     42,758
  Accrued expenses                                                      42,122
                                                                  ------------
         Total liabilities                                        $    885,755
                                                                  ------------

NET ASSETS:
  Paid-in capital                                                 $315,652,707
  Undistributed net investment income                                3,396,762
  Accumulated net realized loss on investments                     (10,796,190)
  Net unrealized gain on investments                                33,080,803
                                                                  ------------
        Total net assets                                          $341,334,082
                                                                  ============

NET ASSET VALUE PER SHARE:
(No par value unlimited number of shares authorized)
  Class I (based on $81,885,766/4,700,769 shares)                 $      17.42
                                                                  ============
  Class II (based on $259,448,316/14,999,629 shares)              $      17.30
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $30,339)   $ 6,352,089
  Interest                                                    11,593
                                                         -----------
         Total investment income                                        $ 6,363,682
                                                                        -----------

EXPENSES:
  Management fees                                        $ 2,167,578
  Transfer agent fees and expenses
     Class I                                                   1,500
     Class II                                                  1,500
  Distribution fees
     Class II                                                608,325
  Administrative reimbursements                               96,652
  Custodian fees                                              31,612
  Professional fees                                           57,522
  Printing expense                                            23,860
  Fees and expenses of nonaffiliated trustees                 11,215
  Miscellaneous                                               13,854
                                                         -----------
     Net expenses                                                       $ 3,013,618
                                                                        -----------
         Net investment income                                          $ 3,350,064
                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on:
     Investments                                         $ 3,350,969
     Class actions                                            85,084    $ 3,436,053
                                                         -----------    -----------
  Change in net unrealized gain on Investments                          $26,141,340
                                                                        -----------
  Net gain on investments                                               $29,577,393
                                                                        -----------
  Net increase in net assets resulting from operations                  $32,927,457
                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Year Ended      Year Ended
                                                                                12/31/12        12/31/11
FROM OPERATIONS:
Net investment income                                                         $  3,350,064   $   3,289,816
Net realized gain on investments and class actions                               3,436,053      16,638,954
Change in net unrealized gain (loss) on investments                             26,141,340     (37,246,774)
                                                                              ------------   -------------
      Net increase (decrease) in net assets resulting from operations         $ 32,927,457   $ (17,318,004)
                                                                              ------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.17 and $0.14 per share, respectively)                       $   (946,096)  $    (890,937)
      Class II ($0.14 and $0.11 per share, respectively)                        (2,077,770)     (1,218,790)
                                                                              ------------   -------------
         Total distributions to shareowners                                   $ (3,023,866)  $  (2,109,727)
                                                                              ------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $ 52,536,014   $  67,563,713
Reinvestment of distributions                                                    3,023,866       2,109,727
Cost of shares repurchased                                                     (43,286,750)    (47,029,826)
                                                                              ------------   -------------
      Net increase in net assets resulting from Portfolio share transactions  $ 12,273,130   $  22,643,614
                                                                              ------------   -------------
      Net increase in net assets                                              $ 42,176,721   $   3,215,883
NET ASSETS:
Beginning of year                                                              299,157,361     295,941,478
                                                                              ------------   -------------
End of year                                                                   $341,334,082   $ 299,157,361
                                                                              ============   =============
Undistributed net investment income                                           $  3,396,762   $   3,308,752
                                                                              ============   =============


                                            '12 Shares        '12 Amount      '11 Shares       '11 Amount
CLASS I
Shares sold                                    174,008     $   2,953,116         410,210     $   7,041,070
Reinvestment of distributions                   59,354           946,096          51,321           890,937
Less shares repurchased                     (1,342,303)      (22,882,751)     (1,547,418)      (26,052,606)
                                           -----------     -------------     -----------     -------------
      Net decrease                          (1,108,941)    $ (18,983,539)     (1,085,887)    $ (18,120,599)
                                           ===========     =============     ===========     =============
CLASS II
Shares sold                                  2,925,899     $  49,582,898       3,684,908     $  60,522,643
Reinvestment of distributions                  131,090         2,077,770          70,573         1,218,790
Less shares repurchased                     (1,204,636)      (20,403,999)     (1,256,369)      (20,977,220)
                                           -----------     -------------     -----------     -------------
      Net increase                           1,852,353     $  31,256,669       2,499,112     $  40,764,213
                                           ===========     =============     ===========     =============

   The accompanying notes are an integral part of these financial statements.

14
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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times.

      Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc.
      (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

      At December 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

      Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts

      The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. During the year ended December 31, 2012, the Portfolio had no outstanding portfolio or settlement hedges.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Portfolio reclassified $238,188 to decrease undistributed net investment income, and $238,188 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At December 31, 2012, the Portfolio had a net capital loss carryforward of $9,478,335 which will expire in 2017 if not utilized.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                   2012                 2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                $ 3,023,866           $2,109,727
                                               -----------           ----------
   Total distributions                         $ 3,023,866           $2,109,727
                                               ===========           ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                  $ 3,348,617
Capital loss carryforward                       (9,478,335)
Unrealized appreciation                         31,811,093
                                               -----------
   Total                                       $25,681,375
                                               ===========

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of Real Estate Investment Trust (REIT) holdings.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended December 31, 2012 the Portfolio recognized gains of $85,084 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

      Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or to other risks affecting those industries and sectors. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $31,856 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,909 in transfer agent fees payable to PIMSS at December 31, 2012.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,993 in distribution fees payable to PFD at December 31, 2012.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Mid Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Mid Cap Value VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one and three year periods ended June 30, 2012 and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered reasons for the underperformance of the Portfolio relative to its peer group and the steps recently taken by PIM in an effort to improve the performance of the Portfolio, including changes to the Portfolio's portfolio management team. The Trustees agreed that they would continue to closely monitor the Portfolio's performance.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD        LENGTH OF SERVICE                                     OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST       AND TERM OF OFFICE         PRINCIPAL OCCUPATION       HELD BY THIS TRUSTEE
Thomas J. Perna (62)  Chairman of the      Trustee since 2006.        Chairman and Chief         Director, Broadridge
                      Board and            Serves  until a successor  Executive Officer,         Financial Solutions,
                      Trustee              trustee is  elected or     Quadriserv, Inc.           Inc. (investor
                                           earlier retirement  or     (technology  products for  communications and
                                           removal.                   securities lending         securities processing
                                                                      industry) (2008 -          provider for financial
                                                                      present); private          services industry)
                                                                      investor  (2004 - 2008);   (2009 - present);
                                                                      and Senior Executive Vice  Director, Quadriserv,
                                                                      President, The Bank of     Inc. (2005 - present);
                                                                      New York  (financial and   and Commissioner, New
                                                                      securities services)       Jersey State Civil
                                                                      (1986 - 2004)              Service Commission
                                                                                                 (2011 - present)
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)    Trustee              Trustee since 2005.        Managing Partner, Federal  Director of Enterprise
                                           Serves until a successor   City Capital Advisors      Community Investment,
                                           trustee is elected or      (corporate advisory        Inc. (privately held
                                           earlier retirement or      services company) (1997 -  affordable housing
                                           removal.                   2004 and 2008 - present);  finance company) (1985 -
                                                                      Interim Chief Executive    2010); Director of
                                                                      Officer, Oxford            Oxford Analytica, Inc.
                                                                      Analytica, Inc.            (2008 - present);
                                                                      (privately held research   Director of The Swiss
                                                                      and consulting company)    Helvetia Fund, Inc.
                                                                      (2010); Executive Vice     (closed-end fund) (2010 -
                                                                      President and Chief        present); and
                                                                      Financial Officer,         Director of New York
                                                                      I-trax, Inc. (publicly     Mortgage Trust
                                                                      traded health care         (publicly traded
                                                                      services company) (2004 -  mortgage REIT) (2004 -
                                                                      2007); and Executive Vice  2009, 2012 - present)
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Pedestal Inc.
                                                                      (internet-based mortgage
                                                                      trading company) (2000 -
                                                                      2002)
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman  Trustee              Trustee since 2008.        William Joseph Maier       Trustee, Mellon
(68)                                       Serves until a successor   Professor of Political     Institutional Funds
                                           trustee is elected or      Economy, Harvard           Investment Trust and
                                           earlier retirement or      University (1972 -         Mellon Institutional
                                           removal.                   present)                   Funds Master Portfolio
                                                                                                 (oversaw 17 portfolios
                                                                                                 in fund complex)
                                                                                                 (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Margaret B.W. Graham   Trustee          Trustee since 2000.        Founding Director, Vice President  None
(65)                                    Serves  until a successor  and Corporate Secretary, The
                                        trustee is  elected or     Winthrop  Group, Inc. (consulting
                                        earlier retirement  or     firm) (1982-present); Desautels
                                        removal.                   Faculty of  Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of  Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee          Trustee since 1995.        President and Chief Executive      Director of New America High
(64)                                    Serves until a successor   Officer, Newbury, Piret &          Income Fund, Inc. (closed-end
                                        trustee is elected or      Company, Inc. (investment banking  investment company) (2004 -
                                        earlier retirement or      firm) (1981 - present)             present); and member, Board
                                        removal.                                                      of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)   Trustee          Trustee since 2008.        Senior Counsel, Sullivan &         Director, The Swiss Helvetia
                                        Serves until a successor   Cromwell LLP (law firm) (1998 -    Fund, Inc. (closed-end
                                        trustee is elected or      present); and Partner, Sullivan &  investment company); and
                                        earlier retirement or      Cromwell LLP (prior to 1998)       Director, Invesco, Ltd.
                                        removal.                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD     LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST    AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
John F. Cogan, Jr.    Trustee,          Trustee since 1994.        Non-Executive Chairman and a       None
(86)*                 President  and    Serves  until a successor  director of Pioneer Investment
                      Chief  Executive  trustee is  elected or     Management  USA Inc. ("PIM-USA");
                      Officer  of the   earlier retirement  or     Chairman and a director of
                      Portfolio         removal.                   Pioneer; Chairman and  Director
                                                                   of Pioneer Institutional Asset
                                                                   Management, Inc. (since 2006);
                                                                   Director of Pioneer Alternative
                                                                   Investment Management Limited
                                                                   (Dublin) (until October 2011);
                                                                   President and a director of
                                                                   Pioneer Alternative Investment
                                                                   Management (Bermuda) Limited and
                                                                   affiliated funds; Deputy Chairman
                                                                   and a director of Pioneer Global
                                                                   Asset Management S.p.A. ("PGAM")
                                                                   (until April 2010); Director of
                                                                   Nano-C, Inc. (since 2003);
                                                                   Director of Cole Management Inc.
                                                                   (2004 - 2011); Director of
                                                                   Fiduciary Counseling, Inc. (until
                                                                   December 2011); President of all
                                                                   of the Pioneer Funds; and Retired
                                                                   Partner, Wilmer Cutler Pickering
                                                                   Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury   Trustee and       Trustee since 2007.        Director, CEO and President of     None
(54)*                 Executive Vice    Serves until a successor   PIM-USA (since February 2007);
                      President         trustee is elected or      Director and President of Pioneer
                                        earlier retirement or      and Pioneer Institutional Asset
                                        removal.                   Management, Inc. (since February
                                                                   2007); Executive Vice President
                                                                   of all of the Pioneer Funds
                                                                   (since March 2007); Director of
                                                                   PGAM (2007 - 2010); Head of New
                                                                   Europe Division, PGAM (2000 -
                                                                   2005); and Head of New Markets
                                                                   Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                      POSITION HELD    LENGTH OF SERVICE AND                                          OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST   TERM OF OFFICE           PRINCIPAL OCCUPATION                  HELD BY THIS OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J.        Secretary and    Since 2003. Serves at    Vice President and Associate General  None
Kelley (48)           Chief Legal      the discretion of the    Counsel of Pioneer since January
                      Officer          Board.                   2008; Secretary and Chief Legal
                                                                Officer of all of the Pioneer Funds
                                                                since June 2010; Assistant Secretary
                                                                of all of the Pioneer Funds from
                                                                September 2003 to May 2010; and Vice
                                                                President and Senior Counsel of
                                                                Pioneer from July 2002 to December
                                                                2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan     Assistant        Since 2010. Serves at    Fund Governance Director of Pioneer   None
(51)                  Secretary        the discretion of the    since December 2006 and Assistant
                                       Board.                   Secretary of all the Pioneer Funds
                                                                since June 2010; Manager - Fund
                                                                Governance of Pioneer from December
                                                                2003 to November 2006; and Senior
                                                                Paralegal of Pioneer from January
                                                                2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)     Assistant        Since 2010. Serves at    Counsel of Pioneer since June 2007    None
                      Secretary        the discretion of the    and Assistant Secretary of all the
                                       Board.                   Pioneer Funds since June 2010; and
                                                                Vice President and Counsel at State
                                                                Street Bank from October 2004 to
                                                                June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)  Treasurer and    Since 2008. Serves at    Vice President - Fund Treasury of     None
                      Chief Financial  the discretion of the    Pioneer; Treasurer of all of the
                      and Accounting   Board.                   Pioneer Funds since March 2008;
                      Officer of the                            Deputy Treasurer of Pioneer from
                      Portfolio                                 March 2004 to February 2008; and
                                                                Assistant Treasurer of all of the
                                                                Pioneer Funds from March 2004 to
                                                                February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti      Assistant        Since 2000. Serves at    Assistant Vice President - Fund       None
(47)                  Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)    Assistant        Since 2002. Serves at    Fund Accounting Manager - Fund        None
                      Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson      Assistant        Since 2009. Serves at    Fund Administration Manager - Fund    None
(33)                  Treasurer        the discretion of the    Treasury of Pioneer since November
                                       Board.                   2008; Assistant Treasurer of all of
                                                                the Pioneer Funds since January
                                                                2009; and Client Service Manager -
                                                                Institutional Investor Services at
                                                                State Street Bank from March 2003 to
                                                                March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)  Chief            Since 2010. Serves at    Chief Compliance Officer of Pioneer   None
                      Compliance       the discretion of the    and of all the Pioneer Funds since
                      Officer          Board.                   March 2010; Director of Adviser and
                                                                Portfolio Compliance at Pioneer
                                                                since October 2005; and Senior
                                                                Compliance Officer for Columbia
                                                                Management Advisers, Inc. from
                                                                October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (41)  Anti-Money       Since 2006. Serves at    Director - Transfer Agency            None
                      Laundering       the discretion of the    Compliance of Pioneer and Anti-Money
                      Officer          Board.                   Laundering Officer of all the
                                                                Pioneer funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Invesments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18647-07-0213

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      7

  Financial Statements                                                         9

  Notes to Financial Statements                                               14

  Report of Independent Registered Public Accounting Firm                     18

  Approval of Investment Advisory and Sub-Advisory Agreements                 19

  Trustees, Officers and Service Providers                                    22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  15.8%
Regional Mall                                                              14.9%
Health Care                                                                11.8%
Office                                                                     10.7%
Diversified                                                                 9.5%
Shopping Center                                                             8.7%
Storage                                                                     8.1%
Industrial                                                                  8.0%
Hotel                                                                       6.0%
Triple Net Lease                                                            3.5%
Manufactured Home                                                           1.5%
Cash equivalents                                                            1.5%

Five Largest Holdings
(As a percentage of equity holdings)*

  1. Simon Property Group, Inc.                                           10.10%
  2. Equity Residential Property Trust                                     6.49
  3. Public Storage, Inc.                                                  5.21
  4. Prologis, Inc.                                                        4.78
  5. Ventas, Inc.                                                          4.71

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                            12/31/12         12/31/11
     Class I                                          $19.93           $17.53
     Class II                                         $19.93           $17.54

                                 Net
Distributions per Share          Investment       Short-Term       Long-Term
(12/31/11 - 12/31/12)            Income           Capital Gains    Capital Gains
     Class I                     $0.2500          $ -              $0.2075
     Class II                    $0.2130          $ -              $0.2075

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART CHART IN THE PRINTED MATERIAL]

                   Pioneer Real Estate     Pioneer Real Estate
                   Shares  VCT Portfolio,  Shares VCT Portfolio,  MSCI U.S.
                   Class I                 Class II               REIT Index
12/31/2002         $ 10,000                $ 10,000               $ 10,000
12/31/2003         $ 13,475                $ 13,446               $ 13,674
12/31/2004         $ 18,290                $ 18,204               $ 17,980
12/31/2005         $ 21,059                $ 20,909               $ 20,161
12/31/2006         $ 28,813                $ 28,537               $ 27,403
12/31/2007         $ 23,371                $ 23,087               $ 22,795
12/31/2008         $ 14,445                $ 14,234               $ 14,140
12/31/2009         $ 19,015                $ 18,726               $ 18,185
12/31/2010         $ 24,473                $ 24,070               $ 23,364
12/31/2011         $ 26,926                $ 26,418               $ 25,395
12/31/2012         $ 31,343                $ 30,668               $ 29,907

The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
                                             Class I                  Class II
--------------------------------------------------------------------------------
10 Years                                      12.10%                    11.86%
5 Years                                        6.04%                     5.84%
1 Year                                        16.41%                    16.09%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (division) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on actual returns from July 1, 2012 through December 31, 2012.

Share Class                                             I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/12                   $1,000.00          $1,000.00
Ending Account Value on 12/31/12                    $1,023,38          $1,021.74
Expenses Paid During Period*                        $    5.19          $    6.40


* Expenses are equal to the Portfolio's annualized net expense ratio of 1.02% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012 through December 31, 2012.

Share Class                                              I                 II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/12                   $1,000.00          $1,000.00
Ending Account Value on 12/31/12                    $1,020.01          $1.018,80
Expenses Paid During Period*                        $    5.18          $    6.39

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.02% and 1.26% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12
--------------------------------------------------------------------------------

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

With an easing of global macroeconomic concerns and the nascent recovery in the housing market raising confidence in U.S. growth, the real estate sector enjoyed strong performance during the 12-month period ended December 31, 2012. In the following interview, Matthew Troxell of AEW Capital Management, L.P., sub-adviser for Pioneer Real Estate Shares VCT Portfolio, discusses the investment environment and the Portfolio's performance during the 12-month period.

Q: What specific factors contributed to the rally in real estate investment trusts (REITs) during the 12-month period ended December 31, 2012?

A: For much of 2012, investors encountered great macroeconomic uncertainty, ranging from the viability of the euro zone and slower economic growth in China, to the year-end "fiscal cliff" budget negotiations in the U.S. and their potential implications for tax code changes in 2013. Yet, as the year progressed, prospects for the U.S. economy improved and global economic conditions stabilized, helping equities to post strong gains for the full 12-month period. REITs were at the vanguard of the market rally, helped by the asset class's positive investment flows. The strong demand for REITs was driven by investors' search for yield in a low-interest-rate environment, continued improvement in commercial property fundamentals, and a historically low level of new REIT supply coming to market.

Q: How did the Portfolio perform in that environment during the 12-month period ended December 31, 2012?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned 16.41% at net asset value during the 12-month period ended December 31, 2012, and Class II shares returned 16.09%. During the same period, the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)1, returned 17.77%, while the average return of the 40 variable portfolios in Lipper's Real Estate Underlying Portfolios category was 17.10%.

Q: What was the main reason for the Portfolio's underperformance of the MSCI Index during the 12-month period ended December 31, 2012?

A: While we are guided by our bottom-up stock selection process when selecting securities for the Portfolio, we are not top-down investors, and so the Portfolio's underweight exposure to the outperforming regional mall sector as well as its overweight position in the underperforming diversified sector detracted from benchmark-relative results during the 12-month period.

------------------
(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

      On the positive side, our decision to limit the Portfolio's investments in the underperforming apartment and office sectors proved beneficial for relative returns.

Q: Which individual holdings had a positive effect on the Portfolio's performance during the 12-month period December 31, 2012?

A: Favorable returns from the Portfolio's three top contributor REITs--Extra Space Storage, Kilroy Realty and Retail Properties of America--were augmented by our decision to overweight those particular investments relative to the MSCI Index. Extra Space Storage posted stronger-than-expected earnings results throughout the 12-month period and raised its earnings guidance for 2012. Within the office REIT sector, Kilroy Realty's portfolio is heavily invested in the Seattle area as well as in northern and southern California, regions of the country where office markets recovered more strongly than in other areas in 2012. Retail Properties of America went public in April 2012, and the Portfolio participated in the initial public offering: the stock had a total return of more than 28% from its debut through December 31, 2012.

Q: Which individual holdings had a negative effect on the Portfolio's performance during the 12-month period December 31, 2012?

A: The apartment REIT sector lagged during the 12-month period as investors became concerned that the recovering single-family housing market would compete with the multi-family sector (we tend to disagree with that investment thesis). As a result of the apartment sector's struggles, the Portfolio's overweight positions in Equity Residential and AvalonBay Communities, two apartment REITs that underperformed, weighed on performance during the period. The Portfolio's position in First Potomac Realty, an industrial REIT, was hurt by management's announcement in the first quarter of 2012 that the company was in danger of breaching a debt covenant due to an accounting error. The company managed to avoid committing the breach, but the announcement hurt the stock's performance for the remainder of the 12-month period, even as management worked to regain investors' trust.

Q: In your view, what trends might bode well for the real estate market in 2013?

A: While the real estate sector typically needs job growth in order to thrive, it also tends to benefit from extremely low interest rates and new construction levels that are well below historical norms. Today, the REIT market finds itself in such an environment, and, in our opinion, that could provide a solid foundation for earnings growth and rising asset valuations for the REIT asset class in the year ahead.

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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12                             (continued)
--------------------------------------------------------------------------------

Given the Federal Reserve Board's public commitment to keeping interest rates at very low levels, we believe REITs offer competitive yields relative to other income-producing investments. Furthermore, the tangible, hard-asset characteristics of REITs appear attractive at the present time, given that, unlike most other yield-generating alternatives, REITs historically have demonstrated an ability to maintain their value in the face of inflation and higher interest rates.

Please refer to the Schedule of Investments on pages 7 and 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

6
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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12
--------------------------------------------------------------------------------

      Shares                                                               Value
               COMMON STOCKS - 98.6%
               Consumer Services - 1.4%
               Hotels, Resorts & Cruise Lines - 1.4%
      11,600   Starwood Hotels & Resorts
               Worldwide, Inc.                                 $         665,376
                                                               -----------------
               Total Consumer Services                         $         665,376
                                                               -----------------
               Real Estate - 97.2%
               Diversified REIT - 9.5%
      18,954   American Assets Trust, Inc.                     $         529,385
      44,700   First Potomac Realty Trust                                552,492
      27,400   Liberty Property Trust                                    980,098
      34,200   Retail Opportunity Investments Corp.                      439,812
       7,000   Select Income Real Estate Investment
               Trust                                                     173,390
      21,100   Vornado Realty Trust                                    1,689,688
                                                               -----------------
                                                               $       4,364,865
                                                               -----------------
               Industrial REIT - 4.7%
      59,500   Prologis, Inc.                                  $       2,171,155
                                                               -----------------
               Office REIT - 13.5%
      11,900   Alexandria Real Estate Equities, Inc.           $         824,908
      40,400   BioMed Realty Trust, Inc.                                 780,932
      20,100   Boston Properties, Inc.                                 2,126,781
      31,100   DuPont Fabros Technology, Inc.                            751,376
      29,600   Kilroy Realty Corp.                                     1,402,152
      16,700   Piedmont Office Realty Trust, Inc.                        301,435
                                                               -----------------
                                                               $       6,187,584
                                                               -----------------
               Residential REIT - 17.3%
      14,500   American Campus Communities, Inc.               $         668,885
      14,900   AvalonBay Communities, Inc.                             2,020,291
       9,400   BRE Properties, Inc.                                      477,802
      16,800   Camden Property Trust                                   1,145,928
      10,600   Equity Lifestyle Properties, Inc.                         713,274
      52,000   Equity Residential Property Trust                       2,946,840
                                                               -----------------
                                                               $       7,973,020
                                                               -----------------
               Retail REIT - 23.7%
      58,600   DDR Corp.                                       $         917,676
      10,900   Federal Realty Investment Trust                         1,133,818
      15,300   National Retail Properties, Inc.                          477,360
      22,200   Ramco-Gershenson Properties Trust                         295,482
      20,000   Regency Centers Corp.                                     942,400
      23,100   Retail Properties of America, Inc.                        276,507
      29,000   Simon Property Group, Inc.                              4,584,610
       4,100   Taubman Centers, Inc.                                     322,752
      33,500   The Macerich Co.                                        1,953,050
                                                               -----------------
                                                               $      10,903,655
                                                               -----------------

               Specialized REIT - 26.5%
      28,800   CubeSmart                                       $         419,616
      21,000   EPR Properties Trust, Inc.                                968,310
      26,000   Extra Space Storage, Inc.                                 946,140
      46,400   HCP, Inc.                                               2,096,352
       8,200   Health Care Real Estate Investment
               Trust, Inc.                                               502,578
      90,000   Host Hotels & Resorts, Inc.                             1,410,300
      28,700   Omega Healthcare Investors, Inc.                          684,495
       7,900   Pebblebrook Hotel Trust                                   182,490
      16,300   Public Storage, Inc.                                    2,362,848
      25,400   RLJ Lodging Trust                                         491,998
      33,000   Ventas, Inc.                                            2,135,760
                                                               -----------------
                                                               $      12,200,887
                                                               -----------------
               Real Estate Operating
               Companies - 2.0%
      21,500   Brookfield Office Properties, Inc.              $         365,715
      34,600   Forest City Enterprises, Inc.*                            558,790
                                                               -----------------
                                                               $         924,505
                                                               -----------------
               Total Real Estate                               $      44,725,671
                                                               -----------------
               TOTAL COMMON STOCKS
               (Cost $20,452,344)                              $      45,391,047
                                                               -----------------

   Principal
  Amount ($)
               TEMPORARY CASH INVESTMENT - 0.7%
               Repurchase Agreement - 0.7%
     305,000   Deutsche Bank AG, 0.15%, dated
               12/31/12, repurchase price of $305,000
               plus accrued interest on 1/2/13
               collateralized by the following:
               $215,224 U.S. Treasury Bond,
               11.25%, 2/15/15
               $95,877 U.S. Treasury Note,
               0.75%, 12/31/17                                 $         305,000
                                                               -----------------
               TOTAL TEMPORARY
               CASH INVESTMENT
               (Cost $305,000)                                 $         305,000
                                                               -----------------
               TOTAL INVESTMENT IN
               SECURITIES - 99.3%
               (Cost $20,757,344) (a)                          $      45,696,047
                                                               -----------------
               OTHER ASSETS &
               LIABILITIES - 0.7%                              $         317,910
                                                               -----------------
               TOTAL NET ASSETS - 100.0%                       $      46,013,957
                                                               =================

   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

REIT  Real Estate Investment Trust.

*     Non-income producing security.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $21,525,170 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost          $  24,309,422

         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value               (138,545)
                                                                  -------------
         Net unrealized gain                                      $  24,170,877
                                                                  =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 aggregated $2,327,881 and $8,431,549, respectively.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's assets:


                                 Level 1       Level 2     Level 3     Total
Common Stocks                 $45,391,047     $     --     $   --    $45,391,047
Repurchase Agreement                   --      305,000         --        305,000
                              -----------     --------     ------    -----------
   Total                      $45,391,047     $305,000     $   --    $45,696,047
                              ===========     ========     ======    ===========

During the year ended December 31, 2012, there were no transfers between levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended    Year Ended    Year Ended    Year Ended
                                                              12/31/12     12/31/11      12/31/10      12/31/09      12/31/08
Class I
Net asset value, beginning of period                          $ 17.53       $ 16.34       $ 13.04       $ 10.41       $  23.49
                                                              -------       -------       -------       -------       --------
Increase (decrease) from investment operations:
    Net investment income                                     $  0.25       $  0.44       $  0.24       $  0.35       $   0.49
    Net realized and unrealized gain (loss) on investments       2.61          1.18          3.46          2.76          (6.87)
                                                              -------       -------       -------       -------       --------
       Net increase (decrease) from investment operations     $  2.86       $  1.62       $  3.70       $  3.11       $  (6.38)
Distributions to shareowners:
    Net investment income                                       (0.25)        (0.43)        (0.40)        (0.35)         (0.49)
    Net realized gain                                           (0.21)           --            --            --          (5.96)
    Tax return of capital                                          --            --            --         (0.13)         (0.25)
                                                              -------       -------       -------       -------       --------
Net increase (decrease) in net asset value                    $  2.40       $  1.19       $  3.30       $  2.63       $ (13.08)
                                                              -------       -------       -------       -------       --------
Net asset value, end of period                                $ 19.93       $ 17.53       $ 16.34       $ 13.04       $  10.41
                                                              =======       =======       =======       =======       ========
Total return*                                                   16.41%        10.02%        28.70%        31.64%        (38.19)%
Ratio of net expenses to average net assets+                     1.02%         1.03%         1.03%         1.10%          1.04%
Ratio of net investment income to average net assets+            2.41%         2.48%         1.68%         3.48%          2.57%
Portfolio turnover rate                                             5%           10%           11%           30%            22%
Net assets, end of period (in thousands)                      $10,514       $10,428       $11,035       $10,151       $  9,513

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
                                                              12/31/12     12/31/11      12/31/10      12/31/09     12/31/08
Class II
Net asset value, beginning of period                          $ 17.54       $ 16.35       $ 13.03       $ 10.38       $  23.45
                                                              -------       -------       -------       -------       --------
Increase (decrease) from investment operations:
    Net investment income                                     $  0.21       $  0.40       $  0.19       $  0.33       $   0.45
    Net realized and unrealized gain (loss) on investments       2.60          1.18          3.49          2.78          (6.86)
                                                              -------       -------       -------       -------       --------
       Net increase (decrease) from investment operations     $  2.81       $  1.58       $  3.68       $  3.11       $  (6.41)
Distributions to shareowners:
    Net investment income                                       (0.21)        (0.39)        (0.36)        (0.33)         (0.45)
    Net realized gain                                           (0.21)           --            --            --          (5.96)
    Tax return of capital                                          --            --            --         (0.13)         (0.25)
                                                              -------       -------       -------       -------       --------
Net increase (decrease) in net asset value                    $  2.39       $  1.19       $  3.32       $  2.65       $ (13.07)
                                                              -------       -------       -------       -------       --------
Net asset value, end of period                                $ 19.93       $ 17.54       $ 16.35       $ 13.03       $  10.38
                                                              =======       =======       =======       =======       ========
Total return*                                                   16.09%         9.76%        28.53%        31.56%        (38.35)%
Ratio of net expenses to average net assets+                     1.26%         1.28%         1.27%         1.33%          1.30%
Ratio of net investment income to average net assets+            2.16%         2.24%         1.45%         3.21%          2.41%
Portfolio turnover rate                                             5%           10%           11%           30%            22%
Net assets, end of period (in thousands)                      $35,500       $35,435       $38,057       $39,638       $ 32,712

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

10
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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $20,757,344)                        $45,696,047
  Cash                                                                   200,018
  Receivables --
     Investment securities sold                                           16,686
     Portfolio shares sold                                                12,888
     Dividends                                                           178,755
                                                                     -----------
        Total assets                                                 $46,104,394
                                                                     -----------
LIABILITIES:
  Payables --
     Portfolio shares repurchased                                    $    39,518
     Investment securities purchased                                      12,163
  Due to affiliates                                                        9,967
  Accrued expenses                                                         2,253
  Accrued reporting fee                                                    5,058
  Accrued professional fee                                                21,478
                                                                     -----------
         Total liabilities                                           $    90,437
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $19,643,140
  Accumulated net realized loss on investments                         1,432,114
  Net unrealized gain on investments                                  24,938,703
                                                                     -----------
        Total net assets                                             $46,013,957
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $10,514,057/527,622 shares)                      $     19.93
                                                                     ===========
  Class II (based on $35,499,900/1,780,855 shares)                   $     19.93
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,060)   $1,114,763
  Interest                                                   2,033
                                                        ----------
     Total investment income                                          $1,116,796
                                                                      ----------

EXPENSES:
  Management fees                                       $  379,945
  Transfer agent fees
     Class I                                                 1,500
     Class II                                                1,500
  Distribution fees
     Class II                                               91,588
  Administrative reimbursements                             16,995
  Custodian fees                                             5,668
  Professional fees                                         50,579
  Printing expense                                          16,112
  Fees and expenses of nonaffiliated trustees                6,976
  Miscellaneous                                              3,851
                                                        ----------
     Total expenses                                                   $  574,714
                                                                      ----------
         Net investment income                                        $  542,082
                                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                    $3,825,883
                                                                      ----------
  Change in net unrealized gain on investments                        $2,720,577
                                                                      ----------
  Net gain on investments                                             $6,546,460
                                                                      ----------
  Net increase in net assets resulting from operations                $7,088,542
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              Year Ended      Year Ended
                                                                                               12/31/12        12/31/11
FROM OPERATIONS:
Net investment income                                                                       $     542,082   $     618,749
Net realized gain on investments                                                                3,825,883       7,224,894
Change in net unrealized gain (loss) on investments                                             2,720,577      (3,279,479)
                                                                                            -------------   -------------
     Net increase in net assets resulting from operations                                   $   7,088,542   $   4,564,164
                                                                                            -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.25 and $0.43 per share, respectively)                                     $    (141,508)  $    (264,882)
      Class II ($0.21 and $0.39 per share, respectively)                                         (400,574)       (820,751)
Net realized gains:
      Class I ($0.21 and $0.00 per share, respectively)                                     $    (112,932)  $          --
      Class II ($0.21 and $0.00 per share, respectively)                                         (377,036)             --
                                                                                            -------------   -------------
         Total distributions to shareowners                                                 $  (1,032,050)  $  (1,085,633)
                                                                                            -------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $   5,088,056   $   4,695,030
Reinvestment of distributions                                                                   1,032,050       1,085,633
Cost of shares repurchased                                                                    (12,025,874)    (12,488,385)
                                                                                            -------------   -------------
     Net decrease in net assets resulting from resulting from Portfolio share transactions  $  (5,905,768)  $  (6,707,722)
                                                                                            -------------   -------------
     Net increase (decrease) in net assets                                                  $     150,724   $  (3,229,191)
NET ASSETS:
Beginning of year                                                                              45,863,233      49,092,424
                                                                                            -------------   -------------
End of year                                                                                 $  46,013,957   $  45,863,233
                                                                                            =============   =============
Undistributed net investment income                                                         $          --   $          --
                                                                                            =============   =============


                                                      '12 Shares       '12 Amount          '11 Shares        '11 Amount
CLASS I
Shares sold                                              29,652        $    573,197           30,754         $    525,305
Reinvestment of distributions                            13,111             254,440           15,773              264,882
Less shares repurchased                                (110,123)         (2,126,107)        (126,970)          (2,171,841)
                                                      ---------        ------------        ---------         ------------
      Net decrease                                      (67,360)       $ (1,298,470)         (80,443)        $ (1,381,654)
                                                      =========        ============        =========         ============
CLASS II
Shares sold                                             233,728        $  4,514,859          245,789         $  4,169,725
Reinvestment of distributions                            40,052             777,610           48,824              820,751
Less shares repurchased                                (513,503)         (9,899,767)        (602,013)         (10,316,544)
                                                      ---------        ------------        ---------         ------------
      Net decrease                                     (239,723)       $ (4,607,298)        (307,400)        $ (5,326,068)
                                                      =========        ============        =========         ============

   The accompanying notes are an integral part of these financial statements.

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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

      Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc.
      (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

      At December 31, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by

Pioneer Real Estate Shares VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST


independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

      A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                     2012                2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                 $   542,082           $1,085,633
Long-term capital gain                              489,968                   --
                                                -----------           ----------
   Total distributions                          $ 1,032,050           $1,085,633
                                                ===========           ==========
Distributable Earnings
(Accumulated Losses):
Undistributed Long-term gain                    $ 2,199,940
Unrealized appreciation                          24,170,877
                                                -----------
   Total                                        $26,370,817
                                                ===========

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

E.    Risks

      Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.    Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,096 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,908 in transfer agent fees payable to PIMSS at December 31, 2012.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $963 in distribution fees payable to PFD at December 31, 2012.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained AEW Capital Management, L.P. (AEW) to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and . the sub-adviser. In order for PIM and AEW to remain the investment adviser and sub-adviser of the Portfolio, respectively, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one, three and five year periods ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS                                              (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $500 million. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Portfolio's small asset size compared to most of the other funds in the Portfolio's peer group, and considered the impact of the Portfolio's non-management fee expenses on the Portfolio's expense ratio.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those clients were higher than the sub-advisory fees paid to the sub-adviser with respect to the Portfolio. The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Portfolio and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2011). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins with respect to the management of the Portfolio were not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource

Pioneer Real Estate Shares VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST

allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Portfolio and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Investment Sub-Adviser
AEW Capital Management, LP

Custodian and Sub-Adviser
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD        LENGTH OF SERVICE                                     OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST       AND TERM OF OFFICE         PRINCIPAL OCCUPATION       HELD BY THIS TRUSTEE
Thomas J. Perna (62)  Chairman of the      Trustee since 2006.        Chairman and Chief         Director, Broadridge
                      Board and            Serves  until a successor  Executive Officer,         Financial Solutions,
                      Trustee              trustee is  elected or     Quadriserv, Inc.           Inc. (investor
                                           earlier retirement  or     (technology  products for  communications and
                                           removal.                   securities lending         securities processing
                                                                      industry) (2008 -          provider for financial
                                                                      present); private          services industry)
                                                                      investor  (2004 - 2008);   (2009 - present);
                                                                      and Senior Executive Vice  Director, Quadriserv,
                                                                      President, The Bank of     Inc. (2005 - present);
                                                                      New York  (financial and   and Commissioner, New
                                                                      securities services)       Jersey State Civil
                                                                      (1986 - 2004)              Service Commission
                                                                                                 (2011 - present)
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)    Trustee              Trustee since 2005.        Managing Partner, Federal  Director of Enterprise
                                           Serves until a successor   City Capital Advisors      Community Investment,
                                           trustee is elected or      (corporate advisory        Inc. (privately held
                                           earlier retirement or      services company) (1997 -  affordable housing
                                           removal.                   2004 and 2008 - present);  finance company) (1985
                                                                      Interim Chief Executive    - 2010); Director of
                                                                      Officer, Oxford            Oxford Analytica, Inc.
                                                                      Analytica, Inc.            (2008 - present);
                                                                      (privately held research   Director of The Swiss
                                                                      and consulting company)    Helvetia Fund, Inc.
                                                                      (2010); Executive Vice     (closed-end fund) (2010
                                                                      President and Chief        - present); and
                                                                      Financial Officer,         Director of New York
                                                                      I-trax, Inc. (publicly     Mortgage Trust
                                                                      traded health care         (publicly traded
                                                                      services company) (2004 -  mortgage REIT) (2004 -
                                                                      2007); and Executive Vice  2009, 2012 - present)
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Pedestal Inc.
                                                                      (internet-based mortgage
                                                                      trading company) (2000 -
                                                                      2002)
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman  Trustee              Trustee since 2008.        William Joseph Maier       Trustee, Mellon
(68)                                       Serves until a successor   Professor of Political     Institutional Funds
                                           trustee is elected or      Economy, Harvard           Investment Trust and
                                           earlier retirement or      University (1972 -         Mellon Institutional
                                           removal.                   present)                   Funds Master Portfolio
                                                                                                 (oversaw 17 portfolios
                                                                                                 in fund complex)
                                                                                                 (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Margaret B.W. Graham   Trustee          Trustee since 2000.        Founding Director, Vice President  None
(65)                                    Serves  until a successor  and Corporate Secretary, The
                                        trustee is  elected or     Winthrop  Group, Inc. (consulting
                                        earlier retirement  or     firm) (1982-present); Desautels
                                        removal.                   Faculty of  Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of  Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee          Trustee since 1995.        President and Chief Executive      Director of New America High
(64)                                    Serves until a successor   Officer, Newbury, Piret &          Income Fund, Inc. (closed-end
                                        trustee is elected or      Company, Inc. (investment banking  investment company) (2004 -
                                        earlier retirement or      firm) (1981 - present)             present); and member, Board
                                        removal.                                                      of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)   Trustee          Trustee since 2008.        Senior Counsel, Sullivan &         Director, The Swiss Helvetia
                                        Serves until a successor   Cromwell LLP (law firm) (1998 -    Fund, Inc. (closed-end
                                        trustee is elected or      present); and Partner, Sullivan &  investment company); and
                                        earlier retirement or      Cromwell LLP (prior to 1998)       Director, Invesco, Ltd.
                                        removal.                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD     LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST    AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
John F. Cogan, Jr.    Trustee,          Trustee since 1994.        Non-Executive Chairman and a       None
(86)*                 President  and    Serves  until a successor  director of Pioneer Investment
                      Chief  Executive  trustee is  elected or     Management  USA Inc. ("PIM-USA");
                      Officer  of the   earlier retirement  or     Chairman and a director of
                      Portfolio         removal.                   Pioneer; Chairman and  Director
                                                                   of Pioneer Institutional Asset
                                                                   Management, Inc. (since 2006);
                                                                   Director of Pioneer Alternative
                                                                   Investment Management Limited
                                                                   (Dublin) (until October 2011);
                                                                   President and a director of
                                                                   Pioneer Alternative Investment
                                                                   Management (Bermuda) Limited and
                                                                   affiliated funds; Deputy Chairman
                                                                   and a director of Pioneer Global
                                                                   Asset Management S.p.A. ("PGAM")
                                                                   (until April 2010); Director of
                                                                   Nano-C, Inc. (since 2003);
                                                                   Director of Cole Management Inc.
                                                                   (2004 - 2011); Director of
                                                                   Fiduciary Counseling, Inc. (until
                                                                   December 2011); President of all
                                                                   of the Pioneer Funds; and Retired
                                                                   Partner, Wilmer Cutler Pickering
                                                                   Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury   Trustee and       Trustee since 2007.        Director, CEO and President of     None
(54)*                 Executive Vice    Serves until a successor   PIM-USA (since February 2007);
                      President         trustee is elected or      Director and President of Pioneer
                                        earlier retirement or      and Pioneer Institutional Asset
                                        removal.                   Management, Inc. (since February
                                                                   2007); Executive Vice President
                                                                   of all of the Pioneer Funds
                                                                   (since March 2007); Director of
                                                                   PGAM (2007 - 2010); Head of New
                                                                   Europe Division, PGAM (2000 -
                                                                   2005); and Head of New Markets
                                                                   Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                      POSITION HELD    LENGTH OF SERVICE AND                                          OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST   TERM OF OFFICE           PRINCIPAL OCCUPATION                  HELD BY THIS OFFICER
Christopher J.        Secretary and    Since 2003. Serves at    Vice President and Associate General  None
Kelley (48)           Chief Legal      the discretion of the    Counsel of Pioneer since January
                      Officer          Board.                   2008; Secretary and Chief Legal
                                                                Officer of all of the Pioneer Funds
                                                                since June 2010; Assistant Secretary
                                                                of all of the Pioneer Funds from
                                                                September 2003 to May 2010; and Vice
                                                                President and Senior Counsel of
                                                                Pioneer from July 2002 to December
                                                                2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan     Assistant        Since 2010. Serves at    Fund Governance Director of Pioneer   None
(51)                  Secretary        the discretion of the    since December 2006 and Assistant
                                       Board.                   Secretary of all the Pioneer Funds
                                                                since June 2010; Manager - Fund
                                                                Governance of Pioneer from December
                                                                2003 to November 2006; and Senior
                                                                Paralegal of Pioneer from January
                                                                2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)     Assistant        Since 2010. Serves at    Counsel of Pioneer since June 2007    None
                      Secretary        the discretion of the    and Assistant Secretary of all the
                                       Board.                   Pioneer Funds since June 2010; and
                                                                Vice President and Counsel at State
                                                                Street Bank from October 2004 to
                                                                June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)  Treasurer and    Since 2008. Serves at    Vice President - Fund Treasury of     None
                      Chief Financial  the discretion of the    Pioneer; Treasurer of all of the
                      and Accounting   Board.                   Pioneer Funds since March 2008;
                      Officer of the                            Deputy Treasurer of Pioneer from
                      Portfolio                                 March 2004 to February 2008; and
                                                                Assistant Treasurer of all of the
                                                                Pioneer Funds from March 2004 to
                                                                February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti      Assistant        Since 2000. Serves at    Assistant Vice President - Fund       None
(47)                  Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)    Assistant        Since 2002. Serves at    Fund Accounting Manager - Fund        None
                      Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson      Assistant        Since 2009. Serves at    Fund Administration Manager - Fund    None
(33)                  Treasurer        the discretion of the    Treasury of Pioneer since November
                                       Board.                   2008; Assistant Treasurer of all of
                                                                the Pioneer Funds since January
                                                                2009; and Client Service Manager -
                                                                Institutional Investor Services at
                                                                State Street Bank from March 2003 to
                                                                March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)  Chief            Since 2010. Serves at    Chief Compliance Officer of Pioneer   None
                      Compliance       the discretion of the    and of all the Pioneer Funds since
                      Officer          Board.                   March 2010; Director of Adviser and
                                                                Portfolio Compliance at Pioneer
                                                                since October 2005; and Senior
                                                                Compliance Officer for Columbia
                                                                Management Advisers, Inc. from
                                                                October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (41)  Anti-Money       Since 2006. Serves at    Director - Transfer Agency            None
                      Laundering       the discretion of the    Compliance of Pioneer and Anti-Money
                      Officer          Board.                   Laundering Officer of all the
                                                                Pioneer funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

24

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18653-07-0213

                                                          [LOGO] PIONEER
                                                                 Investments (R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT

                                                               December 31, 2012

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      8

  Financial Statements                                                        34

  Notes to Financial Statements                                               39

  Report of Independent Registered Public Accounting Firm                     46

  Approval of Investment Advisory Agreement                                   48

  Trustees, Officers and Service Providers                                    51

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/12
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Corporate Bonds                                                       27.6%
International Corporate Bonds                                              13.5%
Collateralized Mortgage Obligations                                        11.5%
Senior Secured Loans                                                       11.1%
Temporary Cash Investment                                                   6.8%
Foreign Government Bonds                                                    6.2%
Municipal Bonds                                                             5.6%
U.S. Government Securities                                                  5.4%
Convertible Corporate Bonds                                                 4.8%
Asset Backed Securities                                                     4.1%
U.S. Preferred Stocks                                                       1.5%
Convertible Preferred Stocks                                                0.7%
International Common Stocks                                                 0.7%
U.S. Common Stocks                                                          0.5%

Quality Distribution
(As a percentage of total investment portfolio)

0-2 years                                                                  20.3%
2-5 years                                                                  28.5%
5-7 years                                                                  18.3%
7-10 years                                                                 21.3%
10-20 years                                                                 4.5%
20+ years                                                                   7.1%

Five Largest Holdings
(As a percentage of long-term holdings)*

 1. Canada Housing Trust No 1, 3.75%, 3/15/20 (144A)                       1.44%
 2. U.S. Treasury Bonds, 4.5%, 8/15/39                                      1.28
 3. Flextronics Semiconductor, Ltd., A Closing Date Loan, 10/1/14           0.82
 4. Linn Energy LLC, 6.25%, 11/1/19 (144A)                                  0.82
 5. Grifols, Inc., New U.S. Tranche B Term Loan, 6/4/17                     0.74

* The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/12
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share                          12/31/12             12/31/11
     Class I                                        $10.76               $10.24
     Class II                                       $10.74               $10.22

                               Net
Distributions per Share        Investment       Short-Term         Long-Term
(12/31/11 - 12/31/12)          Income           Capital Gains      Capital Gains
     Class I                   $0.5250          $-                 $0.0952
     Class II                  $0.4984          $-                 $0.0952

Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Barclays Capital U.S. Universal Index. The performance data quoted Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                Pioneer Strategic       Pioneer Strategic        Barclays
                Income VCT              Income VCT               Capital U.S.
                Portfolio, Class I      Portfolio, Class II      Universal Index
12/31/2002      $10,000                 $10,000                  $10,000
12/31/2003      $12,124                 $12,092                  $10,582
12/31/2004      $13,366                 $13,296                  $11,108
12/31/2005      $13,732                 $13,626                  $11,410
12/31/2006      $14,622                 $14,476                  $11,977
12/31/2007      $15,562                 $15,369                  $12,756
12/31/2008      $13,761                 $13,572                  $13,059
12/31/2009      $17,853                 $17,556                  $14,183
12/31/2010      $19,927                 $19,552                  $15,199
12/31/2011      $20,306                 $19,858                  $16,323
12/31/2012      $22,627                 $22,076                  $17,227

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2012)

--------------------------------------------------------------------------------
                                                      Class I          Class II*
--------------------------------------------------------------------------------
10 Years                                               8.51%             8.24%
5 Years                                                7.77%             7.51%
1 Year                                                11.43%            11.18%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on May 1, 2003. Portfolio returns shown for Class II shares prior to May 1, 2003 are based on the performance of Class I shares, reduced to reflect the higher expenses of Class II shares.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------


As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (division) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2012, through December 31, 2012.

     Share Class                                          I                II
     ---------------------------------------------------------------------------
     Beginning Account Value on 7/1/12                $1,000.00        $1,000.00
     Ending Account Value on 12/31/12                 $1,060.53        $1,059.36
     Expenses Paid During Period*                         $6.58            $7.92


* Expenses are equal to the Portfolio's annualized net expense ratio of 1.27% and 1.53% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2012, through December 31, 2012.

     Share Class                                        I                 II
    ---------------------------------------------------------------------------
     Beginning Account Value on 7/1/12              $1,000.00          $1,000.00
     Ending Account Value on 12/31/12               $1,018.75          $1,017.44
     Expenses Paid During Period*                       $6.44              $7.76

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.27% and 1.53% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12
--------------------------------------------------------------------------------

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 800-688-9915 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Other wise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Global fixed-income markets delivered generally healthy returns in 2012, especially in the credit-sensitive sectors and the emerging markets. While occasional periods of volatility interrupted the credit-sensitive rally at various points throughout the 12-month period ended December 31, 2012, the overall environment improved in the second half of the calendar year following interventions by major central banks around the world that were aimed at stimulating economic growth. In the following discussion, Kenneth J. Taubes reviews the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12-month period. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Portfolio.

Q: How would you describe the investment environment for fixed-income securities during the 12 months ended December 31, 2012?

A: Credit sectors generally fared well during the period, even after enduring periodic declines occasioned by worries that the economic recoveries both at home and abroad might be in jeopardy. Interest rates ended the Portfolio's fiscal year at levels close to where they began, but interim market volatility caused rates to move higher and lower at various times as investor sentiment shifted within the 12-month period. The fiscal year began with corporate bonds and other credit-sensitive securities continuing the rally that had begun in late 2011, amid rising investor confidence about the sustainability of the global economic recovery. That confidence faded in the second calendar quarter of the year (April through June), however, as concerns emerged about the potential effects of three worrisome developments: sovereign-debt problems in some European nations; evidence of disappointing economic growth and corporate profit trends in the United States; and an apparent deceleration of economic growth in China.

     The confluence of factors caused a downturn in the corporate bond market through much of the summer before a more optimistic outlook returned to the markets beginning in August, in response to several announcements. First, the European Central Bank (ECB) announced that month that it would become more active in buying the short-term debt of peripheral European nations, including Greece and Spain, in an effort to keep borrowing rates low for national governments on the Continent. Shortly after that, the U.S. Federal Reserve Board (the Fed) announced its third round of quantitative easing ("QE3"), which entailed the purchase of mortgage-backed securities in the open market. Additionally, monetary authorities in China announced that they also were lowering short-term interest rates and easing credit conditions. The actions by the Chinese authorities renewed investors' confidence not only in the economy of China, but also in the growth prospects for the emerging markets in general.

     The combination of announcements by the three central banks helped to trigger a sharp rally in the financial markets, and high-yield and other credit-sensitive securities rallied through the end of the period in December, outperforming higher-quality securities.

     Despite the late-year rally in the fixed-income market, some persistent concerns remained on investors' minds as 2012 drew to a close. In the United States, for example, November's elections appeared to confirm the status quo of a divided government in Washington. While the election results removed some uncertainty regarding future tax and regulatory policies in the U.S., they also signaled a potential continuance of political

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

     gridlock. Indeed, as 2012 ended and a deal to avoid the so-called
     "fiscal cliff" was reached, some investors began to worry that the next budget battle between Congress and the White House over raising the U.S. debt ceiling could reprise the bitterness and posturing that characterized the 2011 debt-ceiling debate--a debate that greatly unsettled the markets. The fallout from the 2011 debt-ceiling drama has been cited as one reason why Standard & Poor's eventually lowered the long-term sovereign-credit rating of the U.S. from AAA to AA+ in August of 2011.

Q: How did the Portfolio perform in that environment during the 12 months ended December 31, 2012?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned 11.43% at net asset value during the 12 months ended December 31, 2012, and Class II shares returned 11.18%. During the same period, the Portfolio's benchmark, the Barclays Capital U.S. Universal Index (the Barclays Index), returned 5.53%, and the average return of the 66 variable portfolios in Lipper's General Bond Underlying Portfolios category was 8.52%.

Q: What investment strategies did you employ during the 12 months ended December 31, 2012, and what effects, if any, did they have on the Portfolio's performance?

A: Throughout the 12-month period, we overweighted the Portfolio to credit while underweighting Treasuries and government agency bonds. The positioning helped to drive the Portfolio's benchmark-relative outperformance during the period, as credit-sensitive securities generally rose in value as spreads between the yields of lower-rated and higher-rated bonds narrowed (credit spreads are commonly defined as the differences in yield between Treasuries and other fixed-income investments with similar maturities). We maintained the Portfolio's credit-overweight positioning because we believed that, in spite of periodic worries, the conditions for a sustainable economic recovery were in place, especially in the United States. We also believed that government debt, including U.S. Treasuries, was expensive and did not offer attractive relative value. We instead preferred to invest the Portfolio in the credit-sensitive sectors, including investment-grade and high-yield corporate bonds and emerging market debt, believing those asset classes offered greater relative value.

     We also maintained a shorter duration in the Portfolio during the 12-month period because we felt that with interest rates at such low levels, further rate declines were unlikely; therefore, we thought it made more sense to keep the Portfolio's interest-rate risk low by maintaining a shorter duration (duration is a measure of a portfolio's price sensitivity to changes in interest rates). As of December 31, 2012, the Portfolio's effective duration was 4.14 years.

     Lastly, the Portfolio's currency positioning helped benchmark-relative performance during the period, as foreign currencies, other than the euro, tended to rise in value relative to the U.S. dollar. We de-emphasized both the euro and the Japanese yen in the Portfolio, but maintained exposures to the currencies of Canada and Norway, two countries which featured strong fundamentals in their national finances. We also thought that both

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/12                             (continued)
--------------------------------------------------------------------------------




     countries offered superior growth prospects. As the year progressed, we added greater Portfolio exposure to the currencies of what appeared to be the stronger nations in the emerging markets, including the Philippines, Mexico and India. While the Portfolio's exposure to emerging market currencies was generally positive for performance, as we noted earlier, a small exception occurred when inflation concerns in Indonesia caused that nation's currency to decline in value.

     As of December 31, 2012, roughly 28% of the Portfolio's net assets were invested in U.S. corporate bonds, with high-yield corporates representing about 12% of assets and investment-grade corporates at just over 16%. International corporate bonds represented more than 13% of Portfolio assets at year-end (with 3% of that in international high yield), while bank loans represented just over 11% and collateralized mortgage obligations also came in at more than 11% of assets. Municipal bonds (6%), foreign sovereigns (6%), U.S. government-related securities (5%), convertible bonds (5%), asset-backed securities (4%) and equities (just over 3%, combined, in preferred and common stock) rounded out the non-cash-related Portfolio allocations as of year-end.

Q: What Portfolio holdings contributed the most to performance during the 12 months ended December 31, 2012, and which holdings detracted the most from performance?

A: The Portfolio's overweight to credit-sensitive securities, including investments in lower-rated high-yield corporate bonds and emerging-market debt, provided the greatest support to performance during the period. Results were helped, in particular, by our focus on the bonds of corporations in the financials sector, including Goldman Sachs, Citigroup, and Nordea Bank, a Swedish bank with operations in the Baltic nations and Poland, and throughout the Nordic region. In the telecom services sector, the Portfolio's holdings of the bonds of both PAETEC and Windstream, two domestic companies that merged with each other at the end of the year, helped performance, as did the Portfolio's holdings of securities issued by Vimpelcom, a Russian telecom company. Other notably strong performers in the Portfolio during the period were bonds issued by Sun Healthcare, an operator of a network of assisted living communities and other institutions serving older residents and patients in the U.S. The company was acquired by a larger competitor in December 2012. The Portfolio's investment in bonds of Lottomatica, an Italian lottery company, also aided relative performance during the period.

     Despite the Portfolio's overall good performance, some investments produced disappointing results during the fiscal year. The underperformers included Portfolio positions in Navistar, a domestic truck manufacturer which encountered difficulty in dealing with new federal emissions standards, and Nextel International, whose results were hurt by higher costs in upgrading the company's telecommunication networks in Mexico and Brazil.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Q:   What is your investment outlook?

A: We believe the domestic economy will continue to grow, but at a modest pace of 2% or slightly better in 2013. A late-2012 agreement in Washington avoided the so-called "fiscal cliff," which would have entailed automatic spending cuts and widespread tax increases. While some features of the agreement, such as the higher payroll tax, will not help economic growth, other features, such as making permanent most (but not all) of the lower overall tax rates enacted under President Bush in 2001/2003, may help. The housing sector continues to show evidence that it has stabilized and is beginning to improve, which is good for both consumers and banking institutions. We think corporate profits should continue to increase, although company earnings growth rates may decelerate.

     Political feuding and stalemate in Washington continues to be one of the major concerns dogging the market. With that said, conditions in Europe may stabilize and China's economy appears to be back on track after the country's growth rate had decelerated earlier in 2012. China's recovery should help U.S. manufacturers as well as trade-dependent companies, and should provide a boost to the emerging markets region in general.

Please refer to the Schedule of Investments on pages 8 to 33 for a full listing of Portfolio securities.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            CONVERTIBLE CORPORATE BONDS - 4.8%
                                            Energy - 0.5%
                                            Oil & Gas Exploration & Production - 0.2%
     60,000                  NR/NR          Cobalt International Energy, Inc., 2.625%, 12/1/19                    $    60,562
                                                                                                                  -----------
                                            Oil & Gas Storage & Transportation - 0.3%
    100,000                  NR/NR          Golar LNG, Ltd., 3.75%, 3/7/17                                        $    97,900
                                                                                                                  -----------
                                            Coal & Consumable Fuels - 0.0%+
     62,000                  CC/B2          James River Coal Co., 3.125%, 3/15/18                                 $    19,181
                                                                                                                  -----------
                                            Total Energy                                                          $   177,643
                                                                                                                  -----------
                                            Materials - 0.3%
                                            Diversified Metals & Mining - 0.3%
    100,000                  BB/NR          Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16                         $   102,750
                                                                                                                  -----------
                                            Forest Products - 0.0%+
     60,000                  NR/NR          Sino-Forest Corp., 4.25%, 12/15/16 (144A) (c)                         $     8,400
                                                                                                                  -----------
                                            Total Materials                                                       $   111,150
                                                                                                                  -----------
                                            Capital Goods - 0.5%
                                            Electrical Components & Equipment - 0.2%
     74,000                  B/B2           General Cable Corp., 4.5%, 11/15/29 (Step)                            $    79,828
                                                                                                                  -----------
                                            Construction & Farm Machinery & Heavy Trucks - 0.3%
     40,000                  NR/NR          Greenbrier Companies, Inc., 3.5%, 4/1/18                              $    36,325
     68,000                  CCC+/NR        Navistar International Corp., 3.0%, 10/15/14                               62,092
                                                                                                                  -----------
                                                                                                                  $    98,417
                                                                                                                  -----------
                                            Total Capital Goods                                                   $   178,245
                                                                                                                  -----------
                                            Health Care Equipment & Services - 0.9%
                                            Health Care Equipment - 0.3%
    103,000                  NR/NR          NuVasive, Inc., 2.75%, 7/1/17                                         $    90,125
                                                                                                                  -----------
                                            Health Care Services - 0.1%
     34,000                  B+/B2          Omnicare, Inc., 3.25%, 12/15/35                                       $    33,915
                                                                                                                  -----------
                                            Managed Health Care - 0.4%
    150,000                  A-/NR          WellPoint, Inc., 2.75%, 10/15/42 (144A)                               $   161,344
                                                                                                                  -----------
                                            Health Care Technology - 0.1%
     50,000                  NR/NR          WebMD Health Corp., 2.25%, 3/31/16                                    $    46,625
                                                                                                                  -----------
                                            Total Health Care Equipment & Services                                $   332,009
                                                                                                                  -----------
                                            Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
                                            Biotechnology - 0.2%
     50,000                  NR/NR          PDL BioPharma, Inc., 3.75%, 5/1/15                                    $    58,812
                                                                                                                  -----------
                                            Total Pharmaceuticals, Biotechnology & Life Sciences                  $    58,812
                                                                                                                  -----------
                                            Insurance - 0.1%
                                            Property & Casualty Insurance - 0.1%
     25,000                  BBB-/Baa3      Fidelity National Financial, Inc., 4.25%, 8/15/18                     $    31,969
                                                                                                                  -----------
                                            Total Insurance                                                       $    31,969
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Software & Services - 0.1%
                                            Application Software - 0.1%
     50,000                  NR/NR          Mentor Graphics Corp., 4.0%, 4/1/31                                   $    58,781
                                                                                                                  -----------
                                            Total Software & Services                                             $    58,781
                                                                                                                  -----------
                                            Technology Hardware & Equipment - 0.6%
                                            Computer Storage & Peripherals - 0.4%
    115,000                  BB/NR          SanDisk Corp., 1.5%, 8/15/17                                          $   133,400
                                                                                                                  -----------
                                            Electronic Components - 0.2%
     95,000                  BB+/NR         Vishay Intertechnology, Inc., 2.25%, 5/15/41 (144A)                   $    74,219
                                                                                                                  -----------
                                            Total Technology Hardware & Equipment                                 $   207,619
                                                                                                                  -----------
                                            Semiconductors & Semiconductor Equipment - 1.3%
                                            Semiconductor Equipment - 0.5%
     50,000                  BBB-/Baa1      Lam Research Corp., 1.25%, 5/15/18                                    $    49,406
    100,000                  BBB-/NR        Novellus Systems, Inc., 2.625%, 5/15/41                                   124,500
                                                                                                                  -----------
                                                                                                                  $   173,906
                                                                                                                  -----------
                                            Semiconductors - 0.8%
    150,000                  A-/NR          Intel Corp., 2.95%, 12/15/35                                          $   155,531
     30,000                  A-/A2          Intel Corp., 3.25%, 8/1/39                                                 35,156
     50,000                  NR/NR          JA Solar Holdings Co., Ltd., 4.5%, 5/15/13                                 47,750
     50,000                  BBB-/NR        Xilinx, Inc., 3.125%, 3/15/37                                              63,344
                                                                                                                  -----------
                                                                                                                  $   301,781
                                                                                                                  -----------
                                            Total Semiconductors & Semiconductor Equipment                        $   475,687
                                                                                                                  -----------
                                            Telecommunication Services - 0.3%
                                            Integrated Telecommunication Services - 0.3%
     75,000                  NR/NR          MasTec, Inc., 4.0%, 6/15/14                                           $   123,188
                                                                                                                  -----------
                                            Total Telecommunication Services                                      $   123,188
                                                                                                                  -----------
                                            TOTAL CONVERTIBLE CORPORATE BONDS
                                            (Cost $1,729,272)                                                     $ 1,755,103
                                                                                                                  -----------
                                            PREFERRED STOCKS - 1.6%
                                            Banks - 0.6%
                                            Diversified Banks - 0.3%
      4,000      6.00        A-/Baa1        US Bancorp (Perpetual)                                                $   110,960
                                            Regional Banks - 0.3%
      1,000      6.25        A-/NR          CoBank ACB (Perpetual) (144A)                                         $   104,656
                                                                                                                  -----------
                                            Total Banks                                                           $   215,616
                                                                                                                  -----------
                                            Diversified Financials - 0.7%
                                            Other Diversified Financial Services - 0.6%
      5,800      7.88        BB/Ba2         Citigroup Capital XIII 10/30/40                                       $   161,820
      1,950      8.12        CCC+/B3        GMAC Capital Trust I 2/15/40                                               51,968
                                                                                                                  -----------
                                                                                                                  $   213,788
                                                                                                                  -----------
                                            Consumer Finance - 0.1%
        30                   CCC+/B3        Ally Financial, Inc., 7.0% (Perpetual) (144A)                         $    29,467
                                                                                                                  -----------
                                            Total Diversified Financials                                          $   243,255
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($) (unaudited)     (unaudited)                                                                                Value
                                            Telecommunication Services - 0.3%
                                            Integrated Telecommunication Services - 0.3%
      4,000                  BBB-/Baa3      Qwest Corp., 7.375%, 6/1/51                                           $   107,240
                                                                                                                  -----------
                                            Total Telecommunication Services                                      $   107,240
                                                                                                                  -----------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $529,138)                                                       $   566,111
                                                                                                                  -----------

                                            CONVERTIBLE PREFERRED STOCKS - 0.8%
                                            Automobiles & Components - 0.3%
                                            Tires & Rubber - 0.3%
      1,885                  NR/NR          The Goodyear Tire & Rubber Co., 5.875%, 4/1/14                        $    88,991
                                                                                                                  -----------
                                            Total Automobiles & Components                                        $    88,991
                                                                                                                  -----------
                                            Banks - 0.5%
                                            Diversified Banks - 0.5%
       155                   BBB+/Ba1       Wells Fargo & Co., 7.5% (Perpetual)                                   $   189,875
                                                                                                                  -----------
                                            Total Banks                                                           $   189,875
                                                                                                                  -----------
                                            TOTAL CONVERTIBLE PREFERRED STOCKS
                                            (Cost $238,501)                                                       $   278,866
                                                                                                                  -----------
     Shares
                                            COMMON STOCKS - 0.6%
                                            Materials - 0.0%+
                                            Forest Products - 0.0%+
      3,450                                 Ainsworth Lumber Co., Ltd.*                                           $     9,381
                                                                                                                  -----------
                                            Total Materials                                                       $     9,381
                                                                                                                  -----------
                                            Transportation - 0.1%
                                            Airlines - 0.0%+
      1,246                                 Delta Air Lines, Inc.*                                                $    14,790
                                                                                                                  -----------
                                            Marine - 0.1%
     12,750                                 Horizon Lines, Inc.*                                                  $    19,125
                                                                                                                  -----------
                                            Total Transportation                                                  $    33,915
                                                                                                                  -----------
                                            Real Estate - 0.5%
                                            Real Estate Operating Companies - 0.3%
      6,179                                 Forest City Enterprises, Inc.*                                        $    99,791
                                                                                                                  -----------
                                            Real Estate Development - 0.2%
     53,392                                 Newhall Land Development LLC*                                         $    82,758
                                                                                                                  -----------
                                            Total Real Estate                                                     $   182,549
                                                                                                                  -----------
                                            TOTAL COMMON STOCKS
                                            (Cost $224,121)                                                       $   225,845
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            ASSET BACKED SECURITIES - 4.1%
                                            Materials - 0.2%
                                            Precious Metals & Minerals - 0.0%+
     15,393      0.30        CCC/B1         Credit-Based Asset Servicing and Securitization LLC,
                                            Floating Rate Note, 4/25/37                                           $    10,535
                                                                                                                  -----------
                                            Steel - 0.2%
      9,010      1.56        AA/Ba1         CDC Mortgage Capital Trust, Floating Rate Note, 8/25/33               $     8,113
     63,717      1.41        AAA/Aa2        HSBC Home Equity Loan Trust USA 2007-3, Floating Rate Note,
                                            11/20/36                                                                   63,604
        557      0.33        A+/A1          Soundview Home Loan Trust 2007-NS1, Floating Rate Note, 1/25/37               556
      1,216      0.46        AA+/Baa3       Specialty Underwriting & Residential Finance, Floating Rate Note,
                                            9/25/36                                                                     1,213
                                                                                                                  -----------
                                                                                                                  $    73,486
                                                                                                                  -----------
                                            Total Materials                                                       $    84,021
                                                                                                                  -----------
                                            Automobiles & Components - 0.2%
                                            Automobile Manufacturers - 0.2%
     50,000                  A/A1           Santander Drive Auto Receivables Trust 2012-1, 3.78%, 11/15/17        $    52,277
     25,000                  A/A1           Santander Drive Auto Receivables Trust 2012-5, 2.7%, 8/15/18               25,833
                                                                                                                  -----------
                                                                                                                  $    78,110
                                                                                                                  -----------
                                            Total Automobiles & Components                                        $    78,110
                                                                                                                  -----------
                                            Retailing - 0.3%
                                            Automotive Retail - 0.3%
     97,897      0.41        AAA/Aaa        Harley-Davidson Motorcycle Trust 2011-1, Floating Rate Note,
                                            10/15/14                                                              $    97,907
                                                                                                                  -----------
                                            Total Retailing                                                       $    97,907
                                                                                                                  -----------
                                            Banks - 2.2%
                                            Diversified Banks - 0.2%
      3,836      0.56        AAA/Aaa        Wells Fargo Home Equity Trust, Floating Rate Note, 11/25/35           $     3,819
     62,792      0.59        AA+/NR         Wells Fargo Home Equity Trust, Floating Rate Note, 12/25/35                60,774
                                                                                                                  -----------
                                                                                                                  $    64,593
                                                                                                                  -----------
                                            Thrifts & Mortgage Finance - 2.0%
     35,629      0.36        BB/Baa1        Accredited Mortgage Loan Trust, Floating Rate Note, 9/25/36           $    34,296
     97,503                  A/NR           Beacon Container Finance LLC, 3.72%, 9/20/27 (144A)                       100,208
     30,000      1.26        AA+/A2         Bear Stearns Asset Backed Securities Trust, Floating Rate Note,
                                            10/25/34                                                                   26,063
    102,206      0.34        CCC/Ba1        Bear Stearns Asset Backed Securities Trust, Floating Rate Note,
                                            10/25/36                                                                  100,278
      9,576      0.94        AA/Aa1         Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/35                 9,346
      1,772      0.33        A+/Ba1         Carrington Mortgage Loan Trust, Floating Rate Note, 2/25/37                 1,758
     68,193                  B-/B1          Citicorp Residential Mortgage Securities, Inc., 5.703%,
                                            11/25/36 (Step)                                                            68,022
     73,106                  BB/B2          Citicorp Residential Mortgage Securities, Inc., 5.836%,
                                            7/25/36 (Step)                                                             72,834
     14,583      0.27        CCC/Caa1       Citigroup Mortgage Loan Trust 2007-AHL3, Floating Rate Note,
                                            7/25/45                                                                    10,455
      1,481      6.24        BBB/Ba1        Conseco Financial Corp., Floating Rate Note, 12/1/28                        1,538
     21,298      4.46        BB+/Ba1        Countrywide Asset-Backed Certificates, Floating Rate Note, 10/25/35        21,385
     13,875      5.68        BB/B2          Countrywide Asset-Backed Certificates, Floating Rate Note, 10/25/46        13,869

   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Thrifts & Mortgage Finance - (continued)
     43,971      5.07        BB+/B2         Countrywide Asset-Backed Certificates, Floating Rate Note, 2/25/36    $    44,514
     17,689      0.46        B/Ba3          Countrywide Asset-Backed Certificates, Floating Rate Note, 4/25/36         17,033
     33,903      0.39        B-/B2          Countrywide Asset-Backed Certificates, Floating Rate Note, 6/25/36         32,736
     16,884      0.39        CCC/Caa1       Countrywide Asset-Backed Certificates, Floating Rate Note, 8/25/36         16,407
      9,178      0.66        AA+/NR         First Frankin Mortgage Loan Trust 2005-FF5, Floating Rate Note,
                                            3/25/35                                                                     9,132
     22,493      0.72        NR/Baa1        First Frankin Mortgage Loan Trust 2005-FFH3, Floating Rate Note,
                                            9/25/35                                                                    21,846
      1,220      0.75        AAA/NR         First Franklin Mortgage Loan Trust 2004-FF10, Floating Rate Note,
                                            9/25/34                                                                     1,192
     35,000                  AAA/NR         First Investors Auto Owner Trust 2012-2, 1.47%, 5/15/18 (144A)             35,066
        171      0.32        AAA/Baa3       Fremont Home Loan Trust, Floating Rate Note, 2/25/36                          171
     12,280      0.31        BB/Ba2         GSAMP Trust 2006-HE5, Floating Rate Note, 8/25/36                          12,131
      2,880      0.33        A+/Aa3         Option One Mortgage Loan Trust, Floating Rate Note, 2/25/38                 2,866
     24,598      0.68        AA+/A1         RAMP Trust, Floating Rate Note, 7/25/35                                    24,091
     23,705      0.65        AA+/A1         RASC Trust, Floating Rate Note, 8/25/35                                    22,859
     25,000      0.34        CCC/Ba2        Structured Asset Securities Corp., Floating Rate Note, 3/25/37             22,325
                                                                                                                  -----------
                                                                                                                  $   722,421
                                                                                                                  -----------
                                            Total Banks                                                           $   787,014
                                                                                                                  -----------
                                            Diversified Financials - 1.2%
                                            Other Diversified Financial Services - 0.4%
      6,790      1.01        BBB/Ba1        Ellington Loan Acquisition Trust 2007-1, Floating Rate Note,
                                            5/27/37 (144A)                                                        $     6,710
      8,903      0.49        AAA/Aa1        Home Equity Asset Trust, Floating Rate Note, 12/25/35                       8,812
     25,784      0.87        AA/A1          Home Equity Asset Trust, Floating Rate Note, 8/25/35                       25,053
     16,548      0.38        BB+/Baa2       Home Equity Asset Trust, Floating Rate Note, 8/25/36                       15,934
      5,292      0.45        AA+/A1         JP Morgan Mortgage Acquisition Corp., Floating Rate Note, 12/25/35          5,270
     77,570                  A+/NR          Sierra Receivables Funding Co., LLC, 2.38%, 3/20/29 (144A)                 78,931
                                                                                                                  -----------
                                                                                                                  $   140,710
                                                                                                                  -----------
                                            Specialized Finance - 0.1%
     21,975      0.91        A/A2           Irwin Home Equity Corp., Floating Rate Note, 3/25/25                  $    18,788
        359      0.64        AA+/Aa1        MASTR Asset Backed Securities Trust, Floating Rate Note, 5/25/35              359
                                                                                                                  -----------
                                                                                                                  $    19,147
                                                                                                                  -----------
                                            Consumer Finance - 0.4%
      9,000                  BBB/NR         American Credit Acceptance Receivables Trust 2012-2, 4.05%,
                                            2/15/18 (144A)                                                        $     9,012
     50,000                  A+/NR          American Credit Acceptance Receivables Trust, 1.64%,
                                            11/15/16 (144A)                                                            50,011
     50,000      0.27        AAA/Aaa        MBNA Credit Card Master Note Trust, Floating Rate Note, 10/15/15           49,984
     50,000      0.58        BB/A3          Novastar Home Equity Loan, Floating Rate Note, 1/25/36                     47,146
                                                                                                                  -----------
                                                                                                                  $   156,153
                                                                                                                  -----------
                                            Asset Management & Custody Banks - 0.3%
    117,708                  A/NR           Triton Container Finance LLC, 4.21%, 5/14/27 (144A)                   $   122,405
                                                                                                                  -----------
                                            Total Diversified Financials                                          $   438,415
                                                                                                                  -----------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $1,414,663)                                                     $ 1,485,467
                                                                                                                  ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            COLLATERALIZED MORTGAGE OBLIGATIONS - 11.6%
                                            Banks - 6.2%
                                            Thrifts & Mortgage Finance - 6.2%
     16,411      3.16        BBB+/Ba3       Adjustable Rate Mortgage Trust 2004-5, Floating Rate Note,
                                            4/25/35                                                                $   16,085
     30,274                  NR/B2          Banc of America Alternative Loan Trust, 5.25%, 5/25/34                     30,793
     29,090                  NR/B1          Banc of America Alternative Loan Trust, 5.5%, 11/25/19                     29,475
     34,930                  A+/Baa2        Banc of America Alternative Loan Trust, 5.75%, 4/25/33                     37,908
     11,271                  NR/B2          Banc of America Alternative Loan Trust, 6.0%, 11/25/34                     11,031
     14,351                  NR/Ba2         Banc of America Alternative Loan Trust, 6.0%, 3/25/34                      14,803
     31,380                  NR/B2          Banc of America Alternative Loan Trust, 6.0%, 4/25/34                      31,018
      6,716                  B+/B1          Banc of America Funding Corp., 5.75%, 10/25/35                              6,761
      9,711      0.31        AAA/NR         Banc of America Funding Corp., Floating Rate Note, 9/26/46 (144A)           9,556
     23,189      3.12        NR/Ba1         Banc of America Mortgage 2003-H Trust, Floating Rate Note, 9/25/33         23,352
    224,669                  NR/Caa2        Bayview Commercial Asset Trust, 3.89%, 9/25/37 (Step) (144A) (d)           21,186
     20,862      5.05        CCC/B2         Bear Stearns ARM Trust 2004-12, Floating Rate Note, 2/25/35                21,203
     52,572      2.34        AA+/Baa2       Bear Stearns ARM Trust 2003-5, Floating Rate Note, 8/25/33                 52,279
     30,601                  AAA/Ba1        Charlie Mac LLC, 5.0%, 10/25/34                                            31,016
     50,191                  NR/Baa1        Citigroup Mortgage Loan Trust, Inc., 6.75%, 8/25/34                        53,458
     33,879      2.64        CCC/NR         Citigroup Mortgage Loan Trust, Inc., Floating Rate Note, 9/25/35           33,646
     43,289      0.39        A+/A1          COMM 2007-FL14 Mortgage Trust, Floating Rate Note, 6/15/22 (144A)          42,552
     25,000                  NR/Aaa         COMM 2012-CCRE2 Mortgage Trust, 3.147%, 8/15/45                            26,382
     25,000                  NR/Aaa         COMM 2012-CCRE2 Mortgage Trust, 3.791%, 8/15/45                            26,912
     25,000                  NR/Aa2         COMM 2012-CCRE2 Mortgage Trust, 4.393%, 8/15/45                            27,168
     21,000                  AAA/Aaa        COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/15/45                           21,578
     12,271                  AAA/Aaa        COMM 2012-CCRE4 Mortgage Trust, 3.251%, 10/15/45                           12,564
     16,663                  AAA/Aa3        Countrywide Alternative Loan Trust, 4.25%, 9/25/33                         16,822
     60,995                  BB-/NR         Countrywide Alternative Loan Trust, 5.25%, 9/25/33                         63,336
      9,635                  CCC/B2         Countrywide Alternative Loan Trust, 5.5%, 1/25/35                           9,816
     25,980                  CCC/Caa2       Countrywide Alternative Loan Trust, 5.5%, 3/25/35                          20,926
     43,451                  B-/NR          Countrywide Alternative Loan Trust, 5.5%, 8/25/34                          42,983
     11,986      0.61        BBB+/Ba3       Countrywide Alternative Loan Trust, Floating Rate Note, 3/25/34            11,661
     67,700      0.66        BBB+/Ba1       Countrywide Alternative Loan Trust, Floating Rate Note, 9/25/34            67,065
     15,371                  NR/Ba2         Countrywide Home Loan Mortgage Pass Through Trust, 5.5%, 3/25/34           15,733
        637      3.15        B-/B1          Countrywide Home Loan Mortgage Pass Through Trust,
                                            Floating Rate Note, 9/25/33                                                   588
     19,324      1.46        AAA/NR         Deutsche Mortgage Securities, Inc., Floating Rate Note,
                                            6/28/47 (144A)                                                             19,330
      7,031      2.57        B-/NR          First Horizon Mortgage Pass-Through Trust 2005-AR2,
                                            Floating Rate Note, 6/25/35                                                 6,616
      9,205                  CCC/NR         First Horizon Mortgage Pass-Through Trust 2006-1, 6.0%, 5/25/36             9,280
     50,000      5.31        BBB+/Baa2      GMAC Commercial Mortgage Securities, Inc., Series 2003-C1 Trust,
                                            Floating Rate Note, 5/10/36 (144A)                                         50,002
     25,000      5.31        A/A1           GMAC Commercial Mortgage Securities, Inc., Series 2003-C3 Trust,
                                            Floating Rate Note, 4/10/40                                                25,548
     50,000                  NR/NR          GS Mortgage Securities Corp. II, 4.209%, 2/10/21 (144A)                    50,560
     22,425      2.89        B+/Caa1        GSR Mortgage Loan Trust, Floating Rate Note, 4/25/35                       21,806
     30,095      5.25        BB-/NR         GSR Mortgage Loan Trust, Floating Rate Note, 7/25/35                       29,722
     13,211      0.85        AAA/Ba3        Impac CMB Trust Series 2004-4, Floating Rate Note, 9/25/34                 12,479
     53,879      0.95        BBB+/A3        Impac CMB Trust Series 2004-7, Floating Rate Note, 11/25/34                51,300

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Thrifts & Mortgage Finance - (continued)
     48,392      0.57        NR/Ba1         JP Morgan Chase Commercial Mortgage Securities Corp.,
                                            Floating Rate Note, 11/15/18 (144A)                                   $    40,815
    100,000      4.65        AA-/A1         JP Morgan Chase Commercial Mortgage Securities Corp.,
                                            Floating Rate Note, 7/15/28 (144A)                                        100,897
     18,884      5.22        NR/B2          JP Morgan Mortgage Trust, Floating Rate Note, 10/25/35                     18,870
     36,858      5.11        BBB+/NR        JP Morgan Mortgage Trust, Floating Rate Note, 6/25/35                      37,241
     18,430      0.91        BB/Aaa         Lehman Brothers Floating Rate Commercial Mortgage Trust
                                            2007-LLF C5, Floating Rate Note, 6/15/22 (144A)                            18,162
     25,000      1.11        B+/A1          Lehman Brothers Floating Rate Commercial Mortgage Trust
                                            2007-LLF C5, Floating Rate Note, 6/15/22 (144A)                            24,012
      3,779      5.41        AAA/Aaa        Lehman Brothers Small Balance Commercial Mortgage Trust
                                            2006-3, Floating Rate Note, 12/25/36 (144A)                                 3,741
     10,280      1.16        A+/Aa1         Lehman Brothers Small Balance Commercial Mortgage Trust
                                            2007-3 Class 1A4, Floating Rate Note, 10/25/37 (144A)                      10,217
     16,910      0.46        AAA/Aa1        Lehman Brothers Small Balance Commercial, Floating Rate Note,
                                            2/25/30 (144A)                                                             14,308
     18,705                  B+/NR          MASTR Alternative Loans Trust, 5.5%, 10/25/19                              19,240
     45,343                  B/NR           MASTR Alternative Loans Trust, 6.0%, 7/25/34                               46,258
     28,057      6.72        A-/NR          MASTR Seasoned Securities Trust, Floating Rate Note, 9/25/32               29,440
     92,850      0.67        A+/A3          Merrill Lynch Mortgage Investors Trust Series MLCC 2004-A,
                                            Floating Rate Note, 4/25/29                                                90,830
    100,000                  NR/NR          Morgan Stanley Re-REMIC Trust 2010-R9, 5.0%, 11/26/36 (144A)              102,250
     26,160                  NR/Aa3         PHH Mortgage Capital LLC, 6.6%, 12/25/27 (Step) (144A)                     25,564
     35,022      1.61        B-/Ba1         RESI Finance LP, Floating Rate Note, 9/10/35 (144A)                        30,921
     42,902                  CCC/NR         Residential Asset Securitization Trust, 5.5%, 7/25/35                      42,567
    220,088      0.61        BBB+/NR        Residential Asset Securitization Trust, Floating Rate Note, 5/25/33       198,141
      6,750      0.95        A+/Ba1         Structured Asset Mortgage Investments, Inc., Floating Rate Note,
                                            12/19/33                                                                    6,217
     38,012      2.90        A+/Baa3        Structured Asset Securities Corp., Floating Rate Note, 10/25/33            38,187
     18,626      2.75        AAA/Baa1       Structured Asset Securities Corp., Floating Rate Note, 6/25/33             18,720
     29,470      4.10        AAA/Ba1        Thornburg Mortgage Securities Trust Class II4A, Floating Rate Note,
                                            3/25/44                                                                    29,561
     29,940      2.45        BBB+/NR        WaMu Mortgage Pass Through Certificates, Floating Rate Note,
                                            1/25/35                                                                    30,040
     10,173      0.64        AAA/Ba3        WaMu Mortgage Pass Through Certificates, Floating Rate Note,
                                            10/25/44                                                                    9,625
      5,941      2.26        NR/Ba3         WaMu Mortgage Pass Through Certificates, Floating Rate Note,
                                            2/27/34                                                                     4,838
     10,821      2.57        A+/Ba3         WaMu Mortgage Pass Through Certificates, Floating Rate Note,
                                            6/25/34                                                                    11,003
     10,000      4.69        NR/A3          Wells Fargo Commercial Mortgage Trust, Floating Rate Note,
                                            10/15/45                                                                   10,639
     19,089                  BBB+/Ba2       Wells Fargo Mortgage Backed Securities Trust, 5.25%, 10/25/35              20,246
     18,208                  BB+/B1         Wells Fargo Mortgage Backed Securities Trust, 5.5%, 10/25/35               18,805
     49,676      2.64        NR/Ba2         Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                            3/25/36                                                                    49,301
     48,988      2.63        A+/NR          Wells Fargo Mortgage Backed Securities Trust, Floating Rate Note,
                                             6/25/35                                                                   48,370
                                                                                                                  -----------
                                                                                                                  $ 2,255,325
                                                                                                                  -----------
                                            Total Banks                                                           $ 2,255,325
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.
14

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Diversified Financials - 3.0%
                                            Other Diversified Financial Services - 2.6%
     63,000                  A+/Baa2        American Tower Trust, 5.957%, 4/15/37 (144A)                          $    64,443
     37,730      3.13        AA+/NR         Banc of America Mortgage 2003-F Trust, Floating Rate Note, 7/25/33         38,052
     47,948      3.00        AA+/NR         Banc of America Mortgage 2004-E Trust, Floating Rate Note, 6/25/34         47,914
     19,558      5.08        BBB+/NR        Banc of America Mortgage 2005-H Trust, Floating Rate Note, 9/25/35         19,642
      4,585                  BB+/NR         Banc of America Mortgage Trust 2004-7, 4.5%, 8/25/19                        4,657
     10,272                  AAA/Baa1       Banc of America Mortgage Trust 2005-9, 4.75%, 10/25/20                     10,403
      5,002                  CCC/Caa1       Chaseflex Trust, 5.0%, 5/25/20                                              4,972
     50,792      0.33        BBB+/Aaa       Commercial Mortgage Pass-Through Certificates Series 2007-TFL1,
                                            Floating Rate Note, 2/15/22 (144A)                                         49,595
     39,551      0.38        AAA/Aa2        Credit Suisse Mortgage Capital Certificates, Floating Rate Note,
                                            10/15/21 (144A)                                                            38,714
     75,000      3.82        NR/NR          CSMC Series 2010-16, Floating Rate Note, 6/25/50 (144A)                    73,513
     15,925                  AAA/Aaa        Greenwich Capital Commercial Funding Corp., 4.111%, 7/5/35                 15,997
    100,000                  A+/NR          Morgan Stanley Capital I Trust 2007-HQ13, 5.569%, 12/15/44                112,980
     45,717      0.31        AA+/Aaa        Morgan Stanley Capital I, Inc., Floating Rate Note, 10/15/20 (144A)        45,519
     74,022                  NR/Baa3        ORES NPL LLC, 4.0%, 9/25/44 (144A)                                         74,289
      9,906                  A+/Aa3         RALI Trust, 5.0%, 1/25/33                                                  10,119
     38,746                  NR/Ba3         RALI Trust, 5.0%, 3/25/19                                                  40,427
     50,000                  BBB/Baa3       RALI Trust, 5.5%, 9/25/33                                                  51,445
     50,000                  AAA/B1         RALI Trust, 5.75%, 4/25/34                                                 50,004
     44,639                  AAA/NR         RALI Trust, 6.0%, 10/25/34                                                 45,490
     85,811      0.66        AAA/NR         RALI Trust, Floating Rate Note, 12/26/33                                   78,188
     18,429      0.81        AAA/Ba3        RALI Trust, Floating Rate Note, 4/25/34                                    17,092
     22,875      2.76        AA+/Baa3       Structured Adjustable Rate Mortgage Loan Trust, Floating Rate Note,
                                            2/25/34                                                                    22,615
                                                                                                                  -----------
                                                                                                                  $   916,070
                                                                                                                  -----------
                                            Asset Management & Custody Banks - 0.1%
     42,314      2.86        NR/NR          Jefferies & Co., Inc., Floating Rate Note, 5/26/37 (144A)             $    42,403
                                                                                                                  -----------
                                            Investment Banking & Brokerage - 0.3%
     96,129      7.42        BBB+/Baa2      Bear Stearns Commercial Mortgage Securities, Floating Rate Note,
                                            10/15/36 (144A)                                                       $    99,586
                                                                                                                  -----------
                                            Total Diversified Financials                                          $ 1,058,059
                                                                                                                  -----------
                                            Real Estate - 1.4%
                                            Mortgage REIT - 1.1%
     29,513      2.51        AAA/Ba1        American Home Mortgage Investment Trust, Floating Rate Note,
                                            6/25/45                                                               $    29,285
     12,610                  CC/NR          Credit Suisse First Boston Mortgage Securities Corp., 5.0%,
                                            8/25/20                                                                    12,849
     35,000      6.01        CCC-/Caa1      Credit Suisse First Boston Mortgage Securities Corp.,
                                            Floating Rate Note, 11/15/36 (144A)                                        32,524
     16,372      2.88        AAA/Ba1        Credit Suisse First Boston Mortgage Securities Corp.,
                                            Floating Rate Note, 11/25/33                                               15,927
     19,798      1.71        AA+/WR         Credit Suisse First Boston Mortgage Securities Corp.,
                                            Floating Rate Note, 8/25/33                                                18,618
     25,000      3.61        NR/A2          FREMF Mortgage Trust Class B, Floating Rate Note, 11/25/46 (144A)          25,934
     12,000      3.95        NR/NR          FREMF Mortgage Trust Class B, Floating Rate Note, 6/25/47 (144A)           12,492
     50,000      4.44        A-/NR          FREMF Mortgage Trust Class B, Floating Rate Note, 7/25/48 (144A)           53,655
     10,000      3.95        NR/NR          FREMF Mortgage Trust Class C, Floating Rate Note, 6/25/47 (144A)            9,680

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Mortgage REIT - (continued)
     50,000      4.44        BBB/NR         FREMF Mortgage Trust Class C, Floating Rate Note, 7/25/48 (144A)      $    49,928
     30,000      4.50        NR/A3          FREMF Mortgage Trust, Floating Rate Note, 1/25/46 (144A)                   31,625
     25,000      5.05        NR/A3          FREMF Mortgage Trust, Floating Rate Note, 7/25/44 (144A)                   27,503
     75,000      4.31        NR/Baa2        FREMF Mortgage Trust, Floating Rate Note, 9/25/44 (144A)                   74,137
                                                                                                                  -----------
                                                                                                                  $   394,157
                                                                                                                  -----------
                                            Real Estate Services - 0.3%
    100,000      0.96        AA+/Aa1        Banc of America Large Loan Trust 2007-BMB1, Floating Rate Note,
                                            8/15/29 (144A)                                                        $    98,389
                                                                                                                  -----------
                                            Total Real Estate                                                     $   492,546
                                                                                                                  -----------
                                            Government - 1.0%
                                            Government - 1.0%
     25,000                  NR/NR          Fannie Mae REMICS, 4.5%, 6/25/29                                      $    27,831
      8,799                  NR/NR          Fannie Mae REMICS, 5.0%, 9/25/39                                            9,198
     49,511                  NR/NR          Freddie Mac REMICS, 5.0%, 6/15/34                                          51,103
     49,861                  NR/NR          Government National Mortgage Association, 3.0%, 4/20/41                    52,583
    100,000                  NR/NR          Government National Mortgage Association, 4.5%, 9/20/39                   114,239
    483,502      1.69        NR/NR          Government National Mortgage Association, Floating Rate
                                            Note, 10/16/43 (d)                                                         34,082
    302,409      1.29        NR/Aaa         Government National Mortgage Association, Floating Rate
                                            Note, 10/16/52 (d)                                                         18,496
    530,109      1.20        NR/NR          Government National Mortgage Association, Floating Rate
                                            Note, 3/16/51 (d)                                                          22,619
    223,057      1.36        NR/NR          Government National Mortgage Association, Floating Rate
                                            Note, 4/16/51 (d)                                                          13,218
    297,530      1.07        NR/NR          Government National Mortgage Association, Floating Rate
                                            Note, 9/16/52 (d)                                                          25,874
                                                                                                                  -----------
                                                                                                                  $   369,243
                                                                                                                  -----------
                                            Total Government                                                      $   369,243
                                                                                                                  -----------
                                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                            (Cost $4,136,783)                                                     $ 4,175,173
                                                                                                                  -----------

                                            CORPORATE BONDS - 41.2%
                                            Energy - 8.0%
                                            Oil & Gas Drilling - 1.0%
    140,000                  BB/Ba3         Atwood Oceanics, Inc., 6.5%, 2/1/20                                   $   150,500
     50,000                  B-/B3          Offshore Group Investment, Ltd., 11.5%, 8/1/15                             54,500
     50,000                  B-/B3          Offshore Group Investment, Ltd., 7.5%, 11/1/19 (144A)                      50,500
    100,000                  BBB+/Baa1      Pride International, Inc., 6.875%, 8/15/20                                126,471
                                                                                                                  -----------
                                                                                                                  $   381,971
                                                                                                                  -----------
                                            Oil & Gas Equipment & Services - 0.9%
    100,000                  B+/B2          Basic Energy Services, Inc., 7.75%, 2/15/19                           $    99,500
    100,000                  B/B3           Expro Finance Luxembourg SCA, 8.5%, 12/15/16 (144A)                       104,500
    100,000                  BB+/Ba3        Oil States International, Inc., 6.5%, 6/1/19                              106,500
                                                                                                                  -----------
                                                                                                                  $   310,500
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Oil & Gas Exploration & Production - 3.4%
     75,000                  B-/B3          Carrizo Oil & Gas, Inc., 8.625%, 10/15/18                             $    81,000
     50,000                  B/NR           EP Energy LLC, 9.375%, 5/1/20                                              56,375
    200,000                  BBB/Baa1       Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                     215,100
     11,516                  BBB+/NR        Gazprom OAO Via Gazprom International SA, 7.201%, 2/1/20                   12,902
     31,988                  BBB+/NR        Gazprom OAO Via Gazprom International SA, 7.201%, 2/1/20 (144A)            35,839
     75,000                  CCC+/B3        Gulfport Energy Corp., 7.75%, 11/1/20 (144A)                               77,062
    275,000                  B/B2           Linn Energy LLC, 6.25%, 11/1/19 (144A)                                    276,375
     75,000                  BBB-/Ba1       Newfield Exploration Co., 5.625%, 7/1/24                                   81,000
     95,000                  B-/Caa1        Northern Oil and Gas, Inc., 8.0%, 6/1/20                                   96,900
     50,000                  CCC+/Caa1      PetroBakken Energy, Ltd., 8.625%, 2/1/20 (144A)                            50,750
     35,000                  B-/B3          Samson Investment Co., 9.75%, 2/15/20 (144A)                               37,012
     65,000                  B-/B3          Stone Energy Corp., 7.5%, 11/15/22                                         67,600
    100,000                  BBB-/Baa2      TNK-BP Finance SA, 7.25%, 2/2/20 (144A)                                   121,250
     25,000                  B/B3           W&T Offshore, Inc., 8.5%, 6/15/19                                          26,875
                                                                                                                  -----------
                                                                                                                  $ 1,236,040
                                                                                                                  -----------
                                            Oil & Gas Refining & Marketing - 0.1%
     45,000                  BB+/Ba1        Tesoro Corp., 5.375%, 10/1/22                                         $    47,925
                                                                                                                  -----------
                                            Oil & Gas Storage & Transportation - 1.9%
     35,000                  BBB/Baa3       Buckeye Partners LP, 6.05%, 1/15/18                                   $    39,402
     73,000                  BBB/Baa2       DCP Midstream LLC, 9.75%, 3/15/19 (144A)                                   96,566
     50,000      7.00        BB+/Baa3       Enterprise Products Operating LLC, Floating Rate Note, 6/1/67              53,625
     56,000      8.38        BB+/Baa3       Enterprise Products Operating LLC, Floating Rate Note, 8/1/66              63,910
     50,000                  BB/B1          Inergy Midstream LP, 6.0%, 12/15/20 (144A)                                 51,625
     83,000                  BBB/Baa2       Plains All American Pipeline LP, 6.125%, 1/15/17                           97,876
     99,000                  A/A3           Questar Pipeline Co., 5.83%, 2/1/18                                       116,354
     85,000                  BB/Ba1         Rockies Express Pipeline LLC, 5.625%, 4/15/20 (144A)                       83,512
     40,000      3.33        BB/Ba1         Southern Union Co., Floating Rate Note, 11/1/66                            34,250
     35,000                  BBB/Baa2       Spectra Energy Capital LLC, 6.75%, 7/15/18                                 41,418
                                                                                                                  -----------
                                                                                                                  $   678,538
                                                                                                                  -----------
                                            Coal & Consumable Fuels - 0.7%
     50,000                  BB-/B1         Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (144A)                       $    49,250
    100,000                  B/B2           Penn Virginia Resource Partners LP, 8.25%, 4/15/18                        106,000
     85,000                  B/B2           Penn Virginia Resource Partners LP, 8.375%, 6/1/20 (144A)                  91,588
                                                                                                                  -----------
                                                                                                                  $   246,838
                                                                                                                  -----------
                                            Total Energy                                                          $ 2,901,812
                                                                                                                  -----------
                                            Materials - 2.0%
                                            Diversified Chemicals - 0.1%
EUR  25,000                  CCC+/Caa1      INEOS Group Holdings SA, 7.875%, 2/15/16 (144A)                       $    32,717
                                                                                                                  -----------
                                            Specialty Chemicals - 0.2%
     65,000                  BBB/Baa2       Cytec Industries, Inc., 8.95%, 7/1/17                                 $    81,503
                                                                                                                  -----------
                                            Metal & Glass Containers - 0.1%
     50,000                  B-/B3          AEP Industries, Inc., 8.25%, 4/15/19                                  $    53,500
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Aluminum - 0.4%
     70,000                  BBB-/Baa3      Alcoa, Inc., 6.15%, 8/15/20                                           $    76,450
     50,000                  B/B2           Novelis, Inc. Georgia, 8.375%, 12/15/17                                    55,125
                                                                                                                  -----------
                                                                                                                  $   131,575
                                                                                                                  -----------
                                            Diversified Metals & Mining - 0.6%
    100,000                  BBB-/Baa2      AngloGold Ashanti Holdings Plc, 5.375%, 4/15/20                       $   103,206
     75,000                  CCC+/Caa1      Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)                               64,500
     20,000                  BBB/Baa2       Southern Copper Corp., 5.375%, 4/16/20                                     22,952
     20,000                  BBB-/Baa3      Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)                               22,100
                                                                                                                  -----------
                                                                                                                  $   212,758
                                                                                                                  -----------
                                            Steel - 0.6%
     40,000                  BB+/Ba1        ArcelorMittal, 5.75%, 8/5/20                                          $    40,080
     25,000                  BB+/Ba1        ArcelorMittal, 6.0%, 3/1/21                                                24,928
     75,000                  B/B3           Essar Steel Algoma, Inc., 9.375%, 3/15/15 (144A)                           67,875
    100,000                  NR/B3          Metinvest BV, 8.75%, 2/14/18 (144A)                                        97,250
                                                                                                                  -----------
                                                                                                                  $   230,133
                                                                                                                  -----------
                                            Total Materials                                                       $   742,186
                                                                                                                  -----------
                                            Capital Goods - 2.7%
                                            Building Products - 0.4%
     25,000                  BBB-/Ba3       Masco Corp., 5.95%, 3/15/22                                           $    27,712
     85,000                  BBB-/Ba3       Masco Corp., 7.125%, 3/15/20                                               98,892
                                                                                                                  -----------
                                                                                                                  $   126,604
                                                                                                                  -----------
                                            Construction & Engineering - 0.5%
    100,000                  BB-/Ba3        Dycom Investments, Inc., 7.125%, 1/15/21                              $   105,750
     75,000                  B+/B1          Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)                                81,750
                                                                                                                  -----------
                                                                                                                  $   187,500
                                                                                                                  -----------
                                            Electrical Components & Equipment - 0.4%
     50,000                  B/B3           Coleman Cable, Inc., 9.0%, 2/15/18                                    $    53,750
     71,000                  B/B2           WESCO Distribution, Inc., 7.5%, 10/15/17                                   71,937
                                                                                                                  -----------
                                                                                                                  $   125,687
                                                                                                                  -----------
                                            Industrial Conglomerates - 0.1%
     50,000                  BB-/Ba2        Boart Longyear Management Pty, Ltd., 7.0%, 4/1/21 (144A)              $    50,750
                                                                                                                  -----------
                                            Construction & Farm Machinery & Heavy Trucks - 0.4%
     22,000                  A/Baa1         Cummins, Inc., 6.75%, 2/15/27                                         $    27,329
     35,000                  CCC+/B3        Navistar International Corp., 8.25%, 11/1/21                               33,775
     75,000                  B+/B3          Terex Corp., 6.0%, 5/15/21                                                 78,938
                                                                                                                  -----------
                                                                                                                  $   140,042
                                                                                                                  -----------
                                            Industrial Machinery - 0.3%
     49,000                  CCC+/Caa2      Mueller Water Products, Inc., 7.375%, 6/1/17                          $    50,592
     65,000                  B+/NR          WPE International Cooperatief UA, 10.375%, 9/30/20 (144A)                  55,900
                                                                                                                  -----------
                                                                                                                  $   106,492
                                                                                                                  -----------

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Trading Companies & Distributors - 0.6%
    125,000                  BB+/Ba3        Aircastle, Ltd., 6.25%, 12/1/19 (144A)                                $   130,312
    100,000                  BB+/NR         Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)                        103,370
                                                                                                                  -----------
                                                                                                                  $   233,682
                                                                                                                  -----------
                                            Total Capital Goods                                                   $   970,757
                                                                                                                  -----------
                                            Commercial Services & Supplies - 0.1%
                                            Research & Consulting Services - 0.1%
     50,000                  BB/Ba2         FTI Consulting, Inc., 6.0%, 11/15/22 (144A)                           $    51,750
                                                                                                                  -----------
                                            Total Commercial Services & Supplies                                  $    51,750
                                                                                                                  -----------
                                            Transportation - 0.8%
                                            Airlines - 0.6%
    100,000                  A-/Baa2        Continental Airlines 2012-2 Class A Pass Through Trust, 4.0%,
                                            10/29/24                                                              $   105,250
     30,427                  A-/Baa2        Delta Air Lines 2010-2 Class A Pass Through Trust, 4.95%, 5/23/19          33,165
     75,000                  B-/NR          Gol Finance, 9.25%, 7/20/20 (144A)                                         65,625
                                                                                                                  -----------
                                                                                                                  $   204,040
                                                                                                                  -----------
                                            Trucking - 0.2%
     75,000                  B/B3           Syncreon Global Ireland, Ltd., 9.5%, 5/1/18 (144A)                    $    78,000
                                                                                                                  -----------
                                            Total Transportation                                                  $   282,040
                                                                                                                  -----------
                                            Consumer Durables & Apparel - 0.7%
                                            Homebuilding - 0.7%
    100,000                  BB-/B2         Brookfield Residential Properties, Inc., 6.5%, 12/15/20 (144A)        $   102,500
    130,000                  NR/Ba3         Desarrolladora Homex SAB de CV, 9.5%, 12/11/19 (144A)                     139,750
                                                                                                                  -----------
                                                                                                                  $   242,250
                                                                                                                  -----------
                                            Total Consumer Durables & Apparel                                     $   242,250
                                                                                                                  -----------
                                            Consumer Services - 1.5%
                                            Casinos & Gaming - 1.1%
     50,000                  CCC/Caa2       Codere Finance Luxembourg SA, 9.25%, 2/15/19 (144A)                   $    38,000
EUR 108,000      8.25        BB/Ba2         Lottomatica Group S.p.A., Floating Rate Note, 3/31/66 (144A)              149,451
     35,000                  NR/WR          Mashantucket Western Pequot Tribe, 8.5%, 11/15/15 (144A) (c)                2,100
EUR  50,000                  CCC+/Caa1      Peermont Global Pty, Ltd., 7.75%, 4/30/14 (144A)                           64,015
     25,000                  BB-/B1         Scientific Games International, Inc., 6.25%, 9/1/20 (144A)                 25,812
     55,000                  BB-/B1         Scientific Games International, Inc., 9.25%, 6/15/19                       61,188
     65,000                  BBB-/NR        Wynn Las Vegas LLC, 5.375%, 3/15/22                                        69,062
                                                                                                                  -----------
                                                                                                                  $   409,628
                                                                                                                  -----------
                                            Education Services - 0.4%
     10,000                  NR/Aaa         Amherst College, 3.794%, 11/1/42                                      $     9,525
     25,000                  NR/Aa2         Bowdoin College, 4.693%, 7/1/12                                            23,570
     25,000                  AAA/Aaa        Massachusetts Institute of Technology, 5.6%, 7/1/11                        36,278
     40,000                  A+/A1          The George Washington University, 1.827%, 9/15/17                          40,737
     25,000                  AA-/Aa2        Tufts University, 5.017%, 4/15/12                                          27,775
                                                                                                                  -----------
                                                                                                                  $   137,885
                                                                                                                  -----------
                                            Total Consumer Services                                               $   547,513
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Media - 0.8%
                                            Broadcasting - 0.7%
     33,122                  CCC+/Caa3      Intelsat Luxembourg SA, 11.5%, 2/4/17                                 $    35,192
     55,000                  CCC+/Caa3      Intelsat Luxembourg SA, 11.5%, 2/4/17 (144A) (PIK)                         58,438
EUR 100,000                  B+/B1          Nara Cable Funding, Ltd., 8.875%, 12/1/18 (144A)                          133,970
     25,000                  B-/B3          Telesat Canada, 12.5%, 11/1/17                                             27,438
                                                                                                                  -----------
                                                                                                                  $   255,038
                                                                                                                  -----------
                                            Publishing - 0.1%
     25,000                  B-/B3          Interactive Data Corp., 10.25%, 8/1/18                                $    28,125
                                                                                                                  -----------
                                            Total Media                                                           $   283,163
                                                                                                                  -----------
                                            Retailing - 0.4%
                                            Internet Retail - 0.4%
    125,000                  BBB-/Ba1       Expedia, Inc., 5.95%, 8/15/20                                         $   139,075
                                                                                                                  -----------
                                            Total Retailing                                                       $   139,075
                                                                                                                  -----------
                                            Food & Staples Retailing - 0.4%
                                            Drug Retail - 0.4%
     38,169                  BBB+/Baa2      CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                        $    45,006
     84,124                  BBB+/Baa2      CVS Pass-Through Trust, 6.036%, 12/10/28                                   98,363
                                                                                                                  -----------
                                                                                                                  $   143,369
                                                                                                                  -----------
                                            Total Food & Staples Retailing                                        $   143,369
                                                                                                                  -----------
                                            Food, Beverage & Tobacco - 1.8%
                                            Soft Drinks - 0.1%
     20,000                  BB/Ba2         Central American Bottling Corp., 6.75%, 2/9/22 (144A)                 $    21,750
                                                                                                                  -----------
                                            Agricultural Products - 0.4%
    150,000                  BBB-/Baa2      Viterra, Inc., 5.95%, 8/1/20 (144A)                                   $   162,388
                                                                                                                  -----------
                                            Packaged Foods & Meats - 1.0%
     50,000                  B/NR           Agrokor DD, 8.875%, 2/1/20 (144A)                                     $    54,312
    100,000                  BB/B1          JBS Finance II, Ltd., 8.25%, 1/29/18 (144A)                               106,000
    150,000                  B+/B2          Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                               129,375
     50,000                  B+/B1          Post Holdings, Inc., 7.375%, 2/15/22 (144A)                                54,781
                                                                                                                  -----------
                                                                                                                  $   344,468
                                                                                                                  -----------
                                            Tobacco - 0.3%
    115,000                  B-/B3          Alliance One International, Inc., 10.0%, 7/15/16                      $   121,038
                                                                                                                  -----------
                                            Total Food, Beverage & Tobacco                                        $   649,644
                                                                                                                  -----------
                                            Health Care Equipment & Services - 1.2%
                                            Health Care Equipment - 0.2%
     75,000                  B+/B1          Accellent, Inc., 8.375%, 2/1/17                                       $    78,750
                                                                                                                  -----------
                                            Health Care Services - 0.1%
     50,000                  AA-/Aa3        Catholic Health Initiatives, 4.35%, 11/1/42                           $    50,992
                                                                                                                  -----------
                                            Health Care Facilities - 0.6%
    150,000                  B/B3           CHS, 8.0%, 11/15/19                                                   $   162,375
     50,000                  A-/A3          NYU Hospitals Center, 4.428%, 7/1/42                                       48,540
                                                                                                                  -----------
                                                                                                                  $   210,915
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Managed Health Care - 0.3%
     95,000                  A-/Baa2        AMERIGROUP Corp., 7.5%, 11/15/19                                      $   114,000
                                                                                                                  -----------
                                            Total Health Care Equipment & Services                                $   454,657
                                                                                                                  -----------
                                            Pharmaceuticals, Biotechnology &
                                            Life Sciences - 0.0%+
                                            Life Sciences Tools & Services - 0.0%+
       240                   B/Caa1         Catalent Pharma Solutions, Inc., 9.5%, 4/15/15                        $       245
                                                                                                                  -----------
                                            Total Pharmaceuticals, Biotechnology &
                                            Life Sciences                                                         $       245
                                                                                                                  -----------
                                            Banks - 4.7%
                                            Diversified Banks - 3.6%
NOK 450,000                  AAA/Aaa        Asian Development Bank, 3.375%, 5/20/14                               $    82,765
    100,000      7.38        BB+/NR         Banco Continental SA via Continental Trustees Cayman, Ltd.,
                                            Floating Rate Note, 10/7/40 (144A)                                        108,845
     65,000      6.88        NR/Baa3        Banco de Credito del Peru Panama, Floating Rate Note,
                                            9/16/26 (144A)                                                             74,425
     40,000                  NR/Ba2         Banco GNB Sudameris SA, 7.5%, 7/30/22 (144A)                               43,347
     75,000                  BBB/NR         BBVA Banco Continental SA, 5.0%, 8/26/22 (144A)                            80,062
TRY 250,000                  AA-/Aa2        Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
                                            Netherlands, 0.0%, 3/3/15 (e)                                             123,829
EUR  50,000                  NR/Aaa         Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
                                            Netherlands, 6.875%, 3/19/20                                               73,372
    150,000                  A/A2           HSBC Bank Plc, 7.65%, 5/1/25                                              194,554
BRL 250,000                  AAA/Aaa        International Finance Corp., United States, 5.0%, 12/21/15                119,173
BRL  90,000                  NR/NR          International Finance Corp., United States, 7.45%, 8/14/14                 45,765
    100,000                  BBB+/Baa2      Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                              105,370
    200,000                  A/Baa1         Nordea Bank AB, 4.25%, 9/21/22 (144A)                                     205,998
     60,000      4.50        NR/Baa2        Scotiabank Peru SA, Floating Rate Note, 12/13/27 (144A)                    59,850
                                                                                                                  -----------
                                                                                                                  $ 1,317,355
                                                                                                                  -----------
                                            Regional Banks - 0.9%
    100,000                  BB+/Baa3       Capital One Capital V, 10.25%, 8/15/39                                $   100,000
     81,000      8.25        BBB/Baa3       PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)         82,418
     80,000      6.75        BBB/Baa3       PNC Financial Services Group, Inc., Floating Rate Note (Perpetual)         90,859
     50,000                  BBB/Baa1       SunTrust Banks, Inc., 3.5%, 1/20/17                                        53,696
                                                                                                                  -----------
                                                                                                                  $   326,973
                                                                                                                  -----------
                                            Thrifts & Mortgage Finance - 0.2%
     50,000                  BBB-/Baa2      Astoria Financial Corp., 5.0%, 6/19/17                                $    53,133
                                                                                                                  -----------
                                            Total Banks                                                           $ 1,697,461
                                                                                                                  -----------
                                            Diversified Financials - 4.8%
                                            Other Diversified Financial Services - 0.8%
     90,000                  BBB+/Baa2      Alterra Finance LLC, 6.25%, 9/30/20                                   $   103,990
     50,000      5.95        BB/NR          Citigroup, Inc., Floating Rate Note (Perpetual)                            50,625
     25,000                  BBB+/Baa1      Hyundai Capital Services, Inc., 4.375%, 7/27/16 (144A)                     26,885
    100,000      7.90        BBB/Ba1        JPMorgan Chase & Co., Floating Rate Note (Perpetual)                      113,301
                                                                                                                  -----------
                                                                                                                  $   294,801
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Specialized Finance - 0.6%
     75,000                  BBB-/Baa3      Banque PSA Finance SA, 5.75%, 4/4/21 (144A)                           $    73,752
    121,000                  BBB-/WR        Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                             124,053
     20,000                  BBB/NR         Corp Financiera de Desarrollo SA, 4.75%, 2/8/22 (144A)                     21,950
                                                                                                                  -----------
                                                                                                                  $   219,755
                                                                                                                  -----------
                                            Consumer Finance - 0.6%
    106,000      4.00        BBB-/Ba1       SLM Corp., Floating Rate Note, 7/25/14                                $   107,088
    118,000                  CCC/Caa1       Springleaf Finance Corp., 6.9%, 12/15/17                                  105,610
                                                                                                                  -----------
                                                                                                                  $   212,698
                                                                                                                  -----------
                                            Asset Management & Custody Banks - 0.6%
     35,000      7.52        BBB+/Baa2      Ameriprise Financial, Inc., Floating Rate Note, 6/1/66                $    38,325
    125,000                  A/NR           Blackstone Holdings Finance Co., LLC, 6.25%, 8/15/42 (144A)               141,130
      9,000                  BBB-/Baa3      Janus Capital Group, Inc., 6.7%, 6/15/17                                   10,286
                                                                                                                  -----------
                                                                                                                  $   189,741
                                                                                                                  -----------
                                            Investment Banking & Brokerage - 2.2%
    245,000      4.00        BB+/Ba2        Goldman Sachs Capital II, Floating Rate Note, 6/1/43                  $   191,365
     20,000                  BBB/Baa3       Jefferies Group, Inc., 5.125%, 4/13/18                                     21,000
     95,000                  BBB/Baa3       Jefferies Group, Inc., 6.875%, 4/15/21                                    106,400
     75,000                  BBB/A3         Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)                                81,157
     60,000                  A-/Baa1        Morgan Stanley, Inc., 5.5%, 1/26/20                                        67,308
    111,000                  A-/Baa1        Morgan Stanley, Inc., 6.625%, 4/1/18                                      130,822
     75,000                  BBB/Baa2       Raymond James Financial, Inc., 4.25%, 4/15/16                              78,853
     90,000                  NR/Baa3        Scottrade Financial Services, Inc., 6.125%, 7/11/21 (144A)                 92,577
     30,000                  A/Baa1         TD Ameritrade Holding Corp., 5.6%, 12/1/19                                 35,605
                                                                                                                  -----------
                                                                                                                  $   805,087
                                                                                                                  -----------
                                            Total Diversified Financials                                          $ 1,722,082
                                                                                                                  -----------
                                            Insurance - 4.8%
                                            Insurance Brokers - 0.3%
     85,000                  BBB-/Baa3      Ironshore Holdings US, Inc., 8.5%, 5/15/20 (144A)                     $    94,149
                                                                                                                  -----------
                                            Life & Health Insurance - 1.9%
     55,000                  BBB/Baa2       Delphi Financial Group, Inc., 7.875%, 1/31/20                         $    67,273
    137,000      6.05        BBB/Ba1        Lincoln National Corp., Floating Rate Note, 4/20/67                       136,486
     50,000                  BBB/Baa2       MetLife, Inc., 10.75%, 8/1/39                                              75,500
    110,000                  A-/Baa2        Protective Life Corp., 7.375%, 10/15/19                                   133,708
     10,000                  A/Baa2         Prudential Financial, Inc., 6.2%, 1/15/15                                  11,044
     50,000      8.88        BBB+/Baa3      Prudential Financial, Inc., Floating Rate Note, 6/15/38                    60,750
     50,000      5.62        BBB+/Baa3      Prudential Financial, Inc., Floating Rate Note, 6/15/43                    51,815
     50,000      5.88        BBB+/Baa3      Prudential Financial, Inc., Floating Rate Note, 9/15/42                    52,500
    100,000                  BBB/Baa2       Unum Group, 5.75%, 8/15/42                                                107,402
                                                                                                                  -----------
                                                                                                                  $   696,478
                                                                                                                  -----------
                                            Multi-line Insurance - 0.5%
     80,000                  BBB-/Baa3      Genworth Financial, Inc., 7.2%, 2/15/21                               $    86,400
     26,000                  BBB-/Baa2      Liberty Mutual Group, Inc., 7.3%, 6/15/14 (144A)                           27,916
     50,000      7.00        BB/Baa3        Liberty Mutual Group, Inc., Floating Rate Note, 3/15/37 (144A)             49,688
                                                                                                                  -----------
                                                                                                                  $   164,004
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Property & Casualty Insurance - 1.4%
     75,000                  BBB-/Baa3      Fidelity National Financial, Inc., 5.5%, 9/1/22                       $    83,012
     50,000                  BBB-/Baa2      OneBeacon US Holdings, Inc., 4.6%, 11/9/22                                 51,410
    105,000      7.51        BB+/Ba2        Sirius International Group, Ltd., Floating Rate Note (Perpetual) (144A)   108,358
     25,000                  BBB-/Baa3      The Hanover Insurance Group, Inc., 7.5%, 3/1/20                            29,637
    129,000                  BBB-/Baa3      The Hanover Insurance Group, Inc., 7.625%, 10/15/25                       160,048
    100,000      6.50        BBB-/Ba1       XL Group Plc, Floating Rate Note (Perpetual)                               93,500
                                                                                                                  -----------
                                                                                                                  $   525,965
                                                                                                                  -----------
                                            Reinsurance - 0.7%
     60,000                  BBB/NR         Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                          $    61,385
     61,000                  BBB/NR         Platinum Underwriters Finance, Inc., 7.5%, 6/1/17                          68,332
    100,000                  BBB+/Baa2      Validus Holdings, Ltd., 8.875%, 1/26/40                                   134,477
                                                                                                                  -----------
                                                                                                                  $   264,194
                                                                                                                  -----------
                                            Total Insurance                                                       $ 1,744,790
                                                                                                                  -----------
                                            Real Estate - 1.8%
                                            Diversified REIT - 0.1%
     20,000                  BBB/Baa2       Digital Realty Trust LP, 5.875%, 2/1/20                               $    22,852
                                                                                                                  -----------
                                            Office REIT - 0.3%
     20,000                  BBB-/Baa2      Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                   $    21,468
     20,000                  BBB-/Baa3      BioMed Realty LP, 4.25%, 7/15/22                                           20,864
     50,000                  BBB-/Baa3      Highwoods Realty LP, 3.625%, 1/15/23                                       48,963
     25,000                  BBB/Baa2       Mack-Cali Realty LP, 4.5%, 4/18/22                                         26,664
                                                                                                                  -----------
                                                                                                                  $   117,959
                                                                                                                  -----------
                                            Retail REIT - 0.3%
     80,000                  BBB-/Baa3      DDR Corp., 7.5%, 4/1/17                                               $    95,959
                                                                                                                  -----------
                                            Specialized REIT - 0.9%
     15,000                  BBB-/Baa3      CubeSmart LP, 4.8%, 7/15/22                                           $    16,292
     40,000                  BBB-/Baa2      Hospitality Properties Trust, 5.0%, 8/15/22                                42,320
     75,000                  BBB-/Baa2      Hospitality Properties Trust, 7.875%, 8/15/14                              80,064
     50,000                  BB-/B1         Sabra Health Care LP, 8.125%, 11/1/18                                      53,312
    111,000                  BBB-/Baa3      Senior Housing Properties Trust, 6.75%, 4/15/20                           126,298
                                                                                                                  -----------
                                                                                                                  $   318,286
                                                                                                                  -----------
                                            Diversified Real Estate Activities - 0.2%
     75,000                  BB/Ba1         BR Malls International Finance, Ltd., 8.5% (Perpetual) (144A)         $    82,125
                                                                                                                  -----------
                                            Total Real Estate                                                     $   637,181
                                                                                                                  -----------
                                            Software & Services - 0.5%
                                            Data Processing & Outsourced Services - 0.3%
    100,000                  BB/Ba2         Audatex North America, Inc., 6.75%, 6/15/18 (144A)                    $   107,000
                                                                                                                  -----------
                                            Application Software - 0.2%
     55,000                  BB-/NR         Nuance Communications, Inc., 2.75%, 11/1/31                           $    59,709
                                                                                                                  -----------
                                            Total Software & Services                                             $   166,709
                                                                                                                  -----------
                                            Technology Hardware & Equipment - 0.1%
                                            Electronic Equipment Manufacturers - 0.1%
     50,000                  BB-/B1         Viasystems, Inc., 7.875%, 5/1/19 (144A)                               $    49,000
                                                                                                                  -----------
                                            Total Technology Hardware & Equipment                                 $    49,000
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Telecommunication Services - 2.6%
                                            Alternative Carriers - 0.3%
    100,000                  BB-/WR         PAETEC Holding Corp., 8.875%, 6/30/17                                 $   107,250
                                                                                                                  -----------
                                            Integrated Telecommunication Services - 1.3%
     50,000                  BB/Baa3        CenturyLink, Inc., 7.6%, 9/15/39                                      $    51,900
     81,000                  B/B1           Cincinnati Bell, Inc., 8.375%, 10/15/20                                    87,682
     75,000                  BB/Ba2         Frontier Communications Corp., 8.5%, 4/15/20                               86,250
     60,000                  NR/Ba3         GTP Acquisition Partners I LLC, 7.628%, 6/15/16 (144A)                     63,251
     40,000                  NR/A2          GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)                              41,647
     60,000                  A/A2           Qtel International Finance, Ltd., 6.5%, 6/10/14 (144A)                     64,320
     75,000                  BBB/Baa2       Telefonica Emisiones SAU, 6.221%, 7/3/17                                   83,438
                                                                                                                  -----------
                                                                                                                  $   478,488
                                                                                                                  -----------
                                            Wireless Telecommunication Services - 1.0%
     80,000                  B-/B2          NII Capital Corp., 8.875%, 12/15/19                                   $    63,600
    200,000                  BB/Ba3         VimpelCom Holdings BV, 7.504%, 3/1/22 (144A)                              229,250
     50,000                  NR/NR          WCP Wireless Site Funding, 6.829%, 11/15/15 (144A)                         54,128
                                                                                                                  -----------
                                                                                                                  $   346,978
                                                                                                                  -----------
                                            Total Telecommunication Services                                      $   932,716
                                                                                                                  -----------
                                            Utilities - 1.5%
                                            Electric Utilities - 0.8%
    100,000                  NR/Baa3        Dubai Electricity & Water Authority, 8.5%, 4/22/15 (144A)             $   113,000
     25,000      6.70        BB+/Ba1        PPL Capital Funding, Inc., Floating Rate Note, 3/30/67                     26,438
     50,000      6.25        BBB-/Baa2      Southern California Edison Co., Floating Rate Note (Perpetual)             54,286
     83,000                  BBB+/A3        West Penn Power Co., 5.95%, 12/15/17 (144A)                                98,523
                                                                                                                  -----------
                                                                                                                  $   292,247
                                                                                                                  -----------
                                            Multi-Utilities - 0.4%
     50,000                  BBB+/Baa1      New York State Electric & Gas Corp., 6.15%, 12/15/17 (144A)           $    56,297
    110,493                  NR/NR          Ormat Funding Corp., 8.25%, 12/30/20                                      102,759
                                                                                                                  -----------
                                                                                                                  $   159,056
                                                                                                                  -----------
                                            Independent Power Producers & Energy Traders - 0.3%
     89,665                  BBB-/NR        Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                          $    96,489
      9,937                  NR/NR          Juniper Generation LLC, 6.79%, 12/31/14 (144A)                              9,287
                                                                                                                  -----------
                                                                                                                  $   105,776
                                                                                                                  -----------
                                            Total Utilities                                                       $   557,079
                                                                                                                  -----------
                                            TOTAL CORPORATE BONDS
                                            (Cost $13,714,354)                                                    $14,915,479
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                 Floating    S&P/Moody's
      Principal  Rate (b)    Ratings
      Amount ($) (unaudited) (unaudited)                                                                                Value
                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.4%
        132,933              AAA/Aaa        Fannie Mae, 4.0%, 11/1/41-1/1/42                                      $   142,686
         69,134              AAA/Aaa        Fannie Mae, 4.5%, 3/1/35-12/1/41                                           75,002
         27,172              AAA/Aaa        Fannie Mae, 5.0%, 6/1/40                                                   29,703
          1,967              AAA/Aaa        Fannie Mae, 6.0%, 12/1/31-3/1/32                                            2,199
          1,193              AAA/Aaa        Fannie Mae, 6.5%, 7/1/31-2/1/32                                             1,393
            213              AAA/Aaa        Fannie Mae, 7.0%, 9/1/29                                                      255
         76,260              AAA/Aaa        Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                            81,158
        156,746              AAA/Aaa        Federal Home Loan Mortgage Corp., 5.0%, 5/1/34-11/1/39                    170,595
          1,112              AAA/Aaa        Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                             1,188
         98,417              AAA/Aaa        Government National Mortgage Association I, 4.5%,
                                            9/15/33-4/15/35                                                           108,400
         11,161              AAA/Aaa        Government National Mortgage Association I, 5.0%, 4/15/35                  12,466
        133,315              AAA/Aaa        Government National Mortgage Association I, 5.5%,
                                            1/15/34-11/15/35                                                          147,305
         72,825              AAA/Aaa        Government National Mortgage Association I, 6.0%,
                                            5/15/17-8/15/34                                                            81,548
         10,355              AAA/Aaa        Government National Mortgage Association I, 6.5%,
                                            3/15/29-11/15/32                                                           12,206
          1,956              AAA/Aaa        Government National Mortgage Association I, 7.0%,
                                            5/15/23-3/15/31                                                             2,290
         52,444              AAA/Aaa        Government National Mortgage Association II, 4.5%, 9/20/41                 57,854
         11,484              AAA/Aaa        Government National Mortgage Association II, 5.5%, 3/20/34                 12,772
         19,804              AAA/Aaa        Government National Mortgage Association II, 6.0%, 11/20/33                22,300
        150,000              AA+/Aaa        U.S. Treasury Bonds, 4.375%, 2/15/38                                      194,625
        100,000              AA+/Aaa        U.S. Treasury Bonds, 4.5%, 5/15/38                                        132,188
        325,000              AA+/Aaa        U.S. Treasury Bonds, 4.5%, 8/15/39                                        430,686
         25,000              AA+/Aaa        U.S. Treasury Bonds, 6.25%, 8/15/23                                        35,844
        200,000              AA+/Aaa        U.S. Treasury Notes, 2.0%, 2/15/22                                        206,828
                                                                                                                  -----------
                                                                                                                  $ 1,961,491
                                                                                                                  -----------
                                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                            (Cost $1,796,136)                                                     $ 1,961,491
                                                                                                                  -----------

                                            FOREIGN GOVERNMENT BONDS - 6.2%
CAD     430,000              AAA/Aaa        Canada Housing Trust No. 1, 3.75%, 3/15/20 (144A)                     $   483,202
CAD      60,000              AAA/Aaa        Canadian Government Bond, 4.25%, 6/1/18                                    69,244
IDR 300,000,000              BB+/NR         Indonesia Recapitalization Bond, 14.25%, 6/15/13                           32,522
IDR 200,000,000              BB+/NR         Indonesia Recapitalization Bond, 14.275%, 12/15/13                         22,670
IDR 100,000,000              BB+/Baa3       Indonesia Treasury Bond, 12.5%, 3/15/13                                    10,554
IDR 171,000,000              NR/Baa3        Indonesia Treasury Bond, 6.125%, 5/15/28                                   18,339
IDR 155,000,000              NR/Baa3        Indonesia Treasury Bond, 7.0%, 5/15/22                                     18,229
IDR 150,000,000              NR/Baa3        Indonesia Treasury Bond, 7.0%, 5/15/27                                     17,189
IDR 893,000,000              NR/Baa3        Indonesia Treasury Bond, 8.25%, 6/15/32                                   113,203
IDR  75,000,000              NR/Baa3        Indonesia Treasury Bond, 9.0%, 9/15/13                                      8,035
EUR      80,000              BBB+/Ba1       Ireland Government Bond, 4.5%, 4/18/20                                    105,589
EUR      80,000              BBB+/Ba1       Ireland Government Bond, 5.0%, 10/18/20                                   108,274
EUR      30,000              BBB+/Ba1       Ireland Government Bond, 5.9%, 10/18/19                                    43,315

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                    (continued)
-------------------------------------------------------------------------------

                 Floating    S&P/Moody's
      Principal  Rate (b)    Ratings
      Amount ($) (unaudited) (unaudited)                                                                                Value
                                            FOREIGN GOVERNMENT BONDS - (continued)
MYR     265,000              NR/NR          Malaysia Government Bond, 3.418%, 8/15/22                             $    86,114
MXN     430,000              A-/Baa1        Mexican Bonos, 6.5%, 6/9/22                                                36,218
MXN   1,660,000              A-/Baa1        Mexican Bonos, 7.75%, 11/13/42                                            151,926
NOK     450,000              AAA/Aaa        Norway Government Bond, 4.25%, 5/19/17                                     90,177
NOK     200,000              AAA/Aaa        Norway Government Bond, 4.5%, 5/22/19                                      41,951
PHP   9,695,000              NR/Ba1         Philippine Government Bond, 5.875%, 3/1/32                                244,874
PHP     400,000              NR/Ba1         Philippine Government Bond, 6.125%, 10/24/37                               10,302
PHP   2,720,000              NR/Ba1         Philippine Government Bond, 7.625%, 9/29/36                                83,388
PLN     120,000              A/A2           Poland Government Bond, 5.0%, 10/24/13                                     39,394
PLN     130,000              A/A2           Poland Government Bond, 5.25%, 4/25/13                                     42,289
         50,000              A-/A2          Poland Government International Bond, 6.375%, 7/15/19                      62,336
        100,000              B-/Caa1        Provincia de Buenos Aires Argentina, 10.875%, 1/26/21 (144A)               74,000
AUD      69,000              AAA/Aaa        Queensland Treasury Corp., 6.0%, 8/14/13                                   73,186
SEK     340,000              AAA/Aaa        Sweden Government Bond, 4.5%, 8/12/15                                      57,205
SEK     500,000              AAA/Aaa        Sweden Government Bond, 6.75%, 5/5/14                                      83,001
TRY      50,000              BBB-/NR        Turkey Government Bond, 10.5%, 1/15/20                                     34,305
                                                                                                                  -----------
                                                                                                                  $ 2,261,031
                                                                                                                  -----------
                                            TOTAL FOREIGN GOVERNMENT BONDS
                                            (Cost $2,063,409)                                                     $ 2,261,031
                                                                                                                  -----------

                                            MUNICIPAL BONDS - 5.7%
                                            Municipal Development - 1.1%
        60,000       5.90    BBB/NR         Brazos Harbor Industrial Development Corp., Floating Rate Note,
                                            5/1/38                                                                $    67,819
        65,000               BBB-/Baa3      Louisiana Local Government Environmental Facilities &
                                            Community Development Authority, 6.75%, 11/1/32                            72,962
        58,000       7.00    B/B3           New Jersey Economic Development Authority, Floating Rate
                                            Note, 11/15/30                                                             58,218
        70,000               BBB/Baa2       Parish of St. John the Baptist Louisiana, 5.125%, 6/1/37                   74,556
        60,000               B+/B1          Port of Corpus Christi Authority of Nueces County, 6.7%, 11/1/30           60,825
        50,000               BBB/NR         Selma Industrial Development Board, 6.25%, 11/1/33                         57,698
                                                                                                                  -----------
                                                                                                                  $   392,078
                                                                                                                  -----------
                                            Municipal General - 1.0%
       100,000               AA-/Aa3        New Jersey Economic Development Authority, 0.0%, 2/15/18 (e)          $    86,496
        75,000               A+/A1          New Jersey Transportation Trust Fund Authority, 5.5%, 6/15/41              86,370
        25,000               AAA/Aa1        New York City Transitional Finance Authority Future Tax Secured
                                            Revenue, 5.0%, 11/1/33                                                     28,958
        66,000               AA-/Aa3        State of Wisconsin, 5.75%, 5/1/33                                          78,546
        25,000               BBB/A3         Texas Municipal Gas Acquisition & Supply Corp., III, 5.0%, 12/15/30        27,041
        50,000               BBB/A3         Texas Municipal Gas Acquisition & Supply Corp., III, 5.0%, 12/15/31        53,656
                                                                                                                  -----------
                                                                                                                  $   361,067
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Municipal Higher Education - 2.1%
     25,000                  A+/NR          Baylor University, 4.313%, 3/1/42                                     $    25,792
     98,000                  AA-/Aa2        California State University, 5.0%, 11/1/39                                108,854
     70,000                  AAA/Aaa        Connecticut State Health & Educational Facility Authority, 5.0%,
                                            7/1/40                                                                     80,140
     99,000                  AAA/Aaa        Connecticut State Health & Educational Facility Authority, 5.0%,
                                            7/1/42                                                                    109,541
     50,000                  AAA/Aaa        Houston Higher Education Finance Corp., 5.0%, 5/15/40                      57,352
     30,000                  AAA/Aaa        Massachusetts Development Finance Agency, 5.0%, 10/15/40                   34,839
     30,000                  AAA/Aaa        Massachusetts Health & Educational Facilities Authority, 6.0%, 7/1/36      36,169
     75,000                  AAA/Aaa        Missouri State Health & Educational Facilities Authority, 5.0%,
                                            11/15/39                                                                   89,642
     25,000                  AAA/Aaa        New York State Dormitory Authority, 5.0%, 10/1/41                          29,146
     20,000                  AA-/Aa3        New York State Dormitory Authority, 5.0%, 7/1/37                           23,124
    100,000                  AAA/Aaa        New York State Dormitory Authority, 5.0%, 7/1/38                          113,487
     25,000                  AAA/Aaa        Permanent University Fund, 5.0%, 7/1/30                                    31,429
                                                                                                                  -----------
                                                                                                                  $   739,515
                                                                                                                  -----------
                                            Municipal Medical - 0.4%
     50,000                  AA/Aa2         Maryland Health & Higher Educational Facilities Authority,
                                            5.0%, 7/1/41                                                          $    58,710
     25,000                  AA-/A1         Massachusetts Development Finance Agency, 5.375%, 4/1/41                   28,352
     50,000                  A/NR           New Hampshire Health & Education Facilities Authority, 6.5%, 1/1/41        58,449
                                                                                                                  -----------
                                                                                                                  $   145,511
                                                                                                                  -----------
                                            Municipal Pollution - 0.4%
    135,000      5.95        BBB/NR         Port Freeport Texas, Floating Rate Note, 5/15/33                      $   153,855
                                                                                                                  -----------
                                            Municipal Transportation - 0.0%+
     15,000                  AA-/Aa3        Port Authority of New York & New Jersey, 4.458%, 10/1/62              $    14,718
                                                                                                                  -----------
                                            Municipal Water - 0.5%
     60,000                  AAA/Aa1        City of Charleston South Carolina Waterworks & Sewer System
                                            Revenue, 5.0%, 1/1/41                                                 $    68,939
     25,000                  AAA/Aa2        Hampton Roads Sanitation District, 5.0%, 4/1/38                            28,108
     35,000                  AAA/Aaa        Metropolitan Water Reclamation District of Greater Chicago,
                                            5.0%, 12/1/30                                                              42,203
     30,000                  AAA/Aaa        Metropolitan Water Reclamation District of Greater Chicago,
                                            5.0%, 12/1/32                                                              35,749
                                                                                                                  -----------
                                                                                                                  $   174,999
                                                                                                                  -----------
                                            Municipal Obligation - 0.2%
     50,000                  AAA/Aa1        State of Florida, 4.0%, 6/1/27                                        $    56,105
     20,000                  AA+/Aa1        State of Washington, 3.0%, 7/1/28                                          19,811
                                                                                                                  -----------
                                                                                                                  $    75,916
                                                                                                                  -----------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $1,820,398)                                                     $ 2,057,659
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            SENIOR FLOATING RATE LOAN INTERESTS - 10.4%**
                                            Energy - 0.7%
                                            Oil & Gas Equipment & Services - 0.1%
     68,910      8.50        CCC+/B3        FTS International Services LLC, Term Loan, 5/6/16                     $    57,497
                                                                                                                  -----------
                                            Oil & Gas Exploration & Production - 0.3%
    100,000      6.00        B+/B1          Samson Investment Co., Initial Term Loan (Second Lien), 9/25/18       $   101,062
                                                                                                                  -----------
                                            Coal & Consumable Fuels - 0.3%
    100,000     11.21        NR/NR          Bumi Resources Tbk PT, Term Loan, 8/7/13                              $    98,500
                                                                                                                  -----------
                                            Total Energy                                                          $   257,059
                                                                                                                  -----------
                                            Materials - 0.5%
                                            Commodity Chemicals - 0.2%
     74,813      5.75        B/B1           CPG International I, Inc., Term Loan, 9/21/19                         $    75,218
                                                                                                                  -----------
                                            Aluminum - 0.1%
     39,700      5.75        B+/Ba2         Noranda Aluminum Holding Corp., Term B Loan, 2/28/19                  $    40,023
                                                                                                                  -----------
                                            Precious Metals & Minerals - 0.2%
     81,500      5.25        BB-/B1         Fairmount Minerals, Ltd., Tranche B Term Loan, 3/15/17                $    81,369
                                                                                                                  -----------
                                            Total Materials                                                       $   196,610
                                                                                                                  -----------
                                            Capital Goods - 0.3%
                                            Trading Companies & Distributors - 0.3%
    100,000      4.50        B+/Ba3         WESCO International, Inc., Tranche B-1 Loan, 12/12/19                 $   100,675
                                                                                                                  -----------
                                            Total Capital Goods                                                   $   100,675
                                                                                                                  -----------
                                            Commercial Services & Supplies - 0.4%
                                            Office Services & Supplies - 0.1%
     21,783      4.25        BB+/Ba1        ACCO Brands Corp., Term B Loan, 5/1/19                                $    21,988
                                                                                                                  -----------
                                            Research & Consulting Services - 0.3%
    120,503      5.00        BB/Ba3         Wyle Services Corp., Term Loan (First Lien), 3/26/17                  $   121,256
                                                                                                                  -----------
                                            Total Commercial Services & Supplies                                  $   143,244
                                                                                                                  -----------
                                            Transportation - 0.3%
                                            Air Freight & Logistics - 0.2%
     23,296      5.31        NR/NR          CEVA Group Plc, Dollar Tranche B Pre Funded Term Loan, 8/31/16        $    22,233
     44,718      5.31        B-/B1          CEVA Group Plc, US Tranche B Term Loan, 8/31/16                            42,678
                                                                                                                  -----------
                                                                                                                  $    64,911
                                                                                                                  -----------
                                            Trucking - 0.1%
     30,000      3.96        BB/B1          Swift Transportation Co., Tranche B-1 Term Loan, 12/21/16             $    30,172
                                                                                                                  -----------
                                            Total Transportation                                                  $    95,083
                                                                                                                  -----------
                                            Automobiles & Components - 0.8%
                                            Auto Parts & Equipment - 0.4%
     64,353      2.15        B/B1           Federal-Mogul Corp., Tranche B Term Loan, 12/29/14                    $    59,245
     32,833      2.15        B/B1           Federal-Mogul Corp., Tranche C Term Loan, 12/28/15                         30,227
     39,700      6.75        NR/NR          TI Group Automotive Systems LLC, Term Loan, 3/14/18                        40,196
                                                                                                                  -----------
                                                                                                                  $   129,668
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Automobile Manufacturers - 0.4%
    147,750      6.00        BB/Ba2         Chrysler Group LLC, Tranche B Term Loan, 5/24/17                      $   151,197
                                                                                                                  -----------
                                            Total Automobiles & Components                                        $   280,865
                                                                                                                  -----------
                                            Consumer Durables & Apparel - 0.3%
                                            Housewares & Specialties - 0.1%
     27,078      5.25        B+/B1          Yankee Candle Co., Inc., Initial Term Loan, 4/2/19                    $    27,416
                                                                                                                  -----------
                                            Apparel, Accessories & Luxury Goods - 0.2%
     82,000      0.00        BBB-/Ba1       Philips Van Heusen Corp., Term Loan, 12/19/19                         $    82,600
                                                                                                                  -----------
                                            Total Consumer Durables & Apparel                                     $   110,016
                                                                                                                  -----------
                                            Consumer Services - 1.5%
                                            Casinos & Gaming - 0.5%
    130,000      4.25        BB/Ba2         MGM Resorts International, New Term Loan B, 12/20/19                  $   131,584
     29,775      4.00        BB+/Ba1        Pinnacle Entertainment, Inc., Series A Term Loan, 3/19/19                  30,036
                                                                                                                  -----------
                                                                                                                  $   161,620
                                                                                                                  -----------
                                            Hotels, Resorts & Cruise Lines - 0.3%
    123,438      6.25        NR/Ba2         Seven Seas Cruises S de RL LLC, Term B Loan, 12/21/18                 $   125,289
                                                                                                                  -----------
                                            Leisure Facilities - 0.2%
     67,696      4.00        BB+/Ba2        Six Flags Entertainment Corp., Tranche B Term Loan, 12/20/18          $    68,125
                                                                                                                  -----------
                                            Restaurants - 0.4%
    114,713      3.75        BB/Ba3         Burger King Corp., Tranche B Term Loan (2012), 9/28/19                $   115,645
     34,913      4.75        BB-/B1         Wendy's International, Inc., Term Loan, 5/15/19                            35,312
                                                                                                                  -----------
                                                                                                                  $   150,957
                                                                                                                  -----------
                                            Specialized Consumer Services - 0.1%
     34,738      5.50        B/Ba3          Monitronics International, Inc., Term Loan, 3/23/18                   $    35,128
                                                                                                                  -----------
                                            Total Consumer Services                                               $   541,119
                                                                                                                  -----------
                                            Media - 0.5%
                                            Broadcasting - 0.3%
     48,750      4.50        BB-/Ba3        MCC Iowa LLC, Tranche F Term Loan, 10/23/17                           $    48,902
     74,625      4.25        NR/Ba3         Telesat Canada, U.S. Term B Loan, 3/28/19                                  75,278
                                                                                                                  -----------
                                                                                                                  $   124,180
                                                                                                                  -----------
                                            Publishing - 0.2%
     71,495      4.50        B+/Ba3         Interactive Data Corp., Term B Loan, 2/11/18                          $    71,964
                                                                                                                  -----------
                                            Total Media                                                           $   196,144
                                                                                                                  -----------
                                            Health Care Equipment & Services - 1.0%
                                            Health Care Services - 0.6%
    245,000      7.75        B+/B1          Virtual Radiologic Corp., Term Loan A, 12/22/16                       $   214,375
                                                                                                                  -----------
                                            Health Care Facilities - 0.3%
    114,818      3.81        BB/Ba3         Community Health Systems, Inc., Extended Term Loan, 1/25/17           $   115,670
                                                                                                                  -----------
                                            Managed Health Care - 0.1%
     40,000      0.00        B+/B2          MMM Holdings, Inc., Term Loan, 10/9/17                                $    39,800
                                                                                                                  -----------
                                            Total Health Care Equipment & Services                                $   369,845
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Pharmaceuticals, Biotechnology & Life Sciences - 1.0%
                                            Biotechnology - 0.7%
    245,531      4.50        BB+/Ba2        Grifols, Inc., New U.S. Tranche B Term Loan, 6/1/17                   $   248,242
                                                                                                                  -----------
                                            Pharmaceuticals - 0.3%
     99,750      5.00        B+/B1          Par Pharmaceutical Companies, Inc., Term B Loan, 9/30/19              $    99,885
                                                                                                                  -----------
                                            Total Pharmaceuticals, Biotechnology & Life Sciences                  $   348,127
                                                                                                                  -----------
                                            Diversified Financials - 0.5%
                                            Specialized Finance - 0.5%
    200,000      0.00        B/NR           Mirror Bidco Corp., Term Loan, 12/18/19                               $   200,750
                                                                                                                  -----------
                                            Total Diversified Financials                                          $   200,750
                                                                                                                  -----------
                                            Insurance - 1.0%
                                            Life & Health Insurance - 0.3%
     95,797      5.00        NR/Ba3         CNO Financial Group, Inc., Tranche B2 Term Loan, 9/28/18              $    96,859
                                                                                                                  -----------
                                            Property & Casualty Insurance - 0.7%
    105,000      6.50        B-/B2          Confie seguros Holding II Co., Term B Loan (First Lien), 11/19/13     $   104,257
    150,000      0.00        NR/NR          USI Holdings Corp., Term Loan, 11/29/19                                   149,875
                                                                                                                  -----------
                                                                                                                  $   254,132
                                                                                                                  -----------
                                            Total Insurance                                                       $   350,991
                                                                                                                  -----------
                                            Software & Services - 0.1%
                                            Systems Software - 0.1%
     34,738      4.00        NR/Ba2         Rovi Corp., Tranche B2 Term Loan, 3/29/19                             $    34,347
                                                                                                                  -----------
                                            Total Software & Services                                             $    34,347
                                                                                                                  -----------
                                            Technology Hardware & Equipment - 1.0%
                                            Electronic Components - 1.0%
    276,377      2.46        BB+/Ba2        Flextronics Semiconductor, Ltd., A Closing Date Loan, 10/1/14         $   276,860
     79,419      2.46        BB+/Ba2        Flextronics Semiconductor, Ltd., A-1-A Delayed Draw Loan, 10/1/14          79,558
                                                                                                                  -----------
                                                                                                                  $   356,418
                                                                                                                  -----------
                                            Total Technology Hardware & Equipment                                 $   356,418
                                                                                                                  -----------
                                            Semiconductors & Semiconductor Equipment - 0.2%
                                            Semiconductor Equipment - 0.2%
     76,142      4.46        B/B1           Freescale Semiconductor, Inc., Tranche B-1 Term Loan, 12/1/16         $    74,873
                                                                                                                  -----------
                                            Semiconductors - 0.0%+
     14,925      4.25        BBB-/Ba2       Semtech Corp., B Term Loan, 3/20/17                                   $    15,084
                                                                                                                  -----------
                                            Total Semiconductors & Semiconductor Equipment                        $    89,957
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

              Floating       S&P/Moody's
  Principal   Rate (b)       Ratings
  Amount ($)  (unaudited)    (unaudited)                                                                                Value
                                            Utilities - 0.3%
                                            Electric Utilities - 0.3%
    142,369      4.75        CCC/Caa1       Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan
                                            (Extending), 10/10/17                                                 $    95,870
                                                                                                                  -----------
                                            Total Utilities                                                       $    95,870
                                                                                                                  -----------
                                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                            (Cost $3,879,062)                                                     $ 3,767,119
                                                                                                                  -----------

                                            TEMPORARY CASH INVESTMENT - 6.9%
                                            Repurchase Agreement - 6.9%
  2,485,000                                 JPMorgan, Inc., 0.24%, dated 12/31/12, repurchase price of
                                            $2,485,000 plus accrued interest on 1/2/13 collateralized
                                            by $2,644,552 Federal National Mortgage Association,
                                            3.0-5.5%, 7/1/22-9/1/42                                               $ 2,485,000
                                                                                                                  -----------
                                            TOTAL TEMPORARY CASH INVESTMENT
                                            (Cost $2,485,000)                                                     $ 2,485,000
                                                                                                                  -----------
                                            TOTAL INVESTMENT IN SECURITIES - 99.3%
                                            (Cost $33,927,442) (a)                                                $35,934,345
                                                                                                                  -----------
                                            OTHER ASSETS & LIABILITIES - 0.7%                                     $   261,395
                                                                                                                  -----------
                                            TOTAL NET ASSETS - 100.0%                                             $36,195,740
                                                                                                                  ===========
   Notional                                                                                                        Unrealized
  Principal                                 CREDIT DEFAULT SWAP AGREEMENTS                                               Gain
    100,000                                 JPMorgan Chase & Co., Index : Markit CDX.NA.HY.19, 5.0%, 12/20/17     $     1,668
    100,000                                 JPMorgan Chase & Co., American Axle & Manufacturing Co.,
                                            5.0%, 12/20/17                                                                530
     50,000                                 JPMorgan Chase & Co., Goodyear Tire & Rubber, 5.0%, 12/20/17                  995
    900,000                                 JPMorgan Chase & Co., Index : Markit CDX.NA.IG.19, 1.0%, 12/20/17           3,538
                                                                                                                  -----------
                                                                                                                  $     6,731
                                                                                                                  -----------
                                            TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                            (Cost $(6,433))                                                       $     6,731
                                                                                                                  -----------

+           Amount rounds to less than 0.1%.

Step Bond issued with an initial coupon rate which converts to a higher rate at a later date.

Perpetual   Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

REIT        Real Estate Investment Trust.

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2012, the value of these securities amounted to $8,930,727 or 24.7% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate for certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At December 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $33,945,967 was as follows:

              Aggregate gross unrealized gain for all investments in which there
                is an excess of value over tax cost                                                  $    2,495,172
              Aggregate gross unrealized loss for all investments in which there
                is an excess of tax cost over value                                                        (506,794)
                                                                                                     --------------
              Net unrealized gain                                                                    $    1,988,378
                                                                                                     ==============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/12                                     (continued)
--------------------------------------------------------------------------------

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)         Security is in default and is non-income producing.

(d) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(e) Security issued with a zero coupon. Income is earned through accretion of discount.

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD         Australian Dollar

BRL         Brazilian Real

CAD         Canadian Dollar

EUR         Euro

IDR         Indonesian Rupiah

NOK         Norwegian Krone

SEK         Swedish Krone

MXN         Mexican Peso

MYR         Malaysian Ringgit

PHP         Philippine Peso

PLN         New Polish Zloty

TRY         Turkish Lira

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2012 were as follows:

                                                                        Purchases             Sales
             Long-Term U.S. Government Securities                      $ 2,148,974         $1,211,820
             Other Long-Term Securities                                $14,943,113         $6,564,242

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2012, in valuing the Portfolio's investments:


                                                                                     Level 1     Level 2     Level 3    Total
--------------------------------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                                                        $       --   $ 1,755,103  $   --  $ 1,755,103
Preferred Stocks                                                                      431,988       134,123      --      566,111
Convertible Preferred Stocks                                                          278,866            --      --      278,866
Common Stocks                                                                         143,087        82,758      --      225,845
Asset Backed Securities                                                                    --     1,485,467      --    1,485,467
Collateralized Mortgage Obligations                                                        --     4,175,173      --    4,175,173
Corporate Bonds                                                                            --    14,915,479      --   14,915,479
U.S. Government Agency Obligations                                                         --     1,961,491      --    1,961,491
Foreign Government Bonds                                                                   --     2,261,031      --    2,261,031
Municipal Bonds                                                                            --     2,057,659      --    2,057,659
Senior Floating Rate Loan Interests                                                        --     3,767,119      --    3,767,119
Repurchase Agreements                                                                      --     2,485,000      --    2,485,000
                                                                                   ----------   -----------  ------  -----------
Total                                                                              $  853,941   $35,080,403  $   --  $36,934,345
                                                                                   ==========   ===========  ======  ===========
Other Financial Instruments
Net unrealized gain on Credit Default Swaps                                        $       --   $     6,731  $   --  $     6,731
Net unrealized loss on Futures Contracts                                               (1,578)           --      --       (1,578)
Net unrealized depreciation on forward foreign currency portfolio hedge contracts          --       (17,157)     --      (17,157)
                                                                                   ----------   -----------  ------  -----------
Total Other Financial Instruments                                                  $   (1,578)  $   (10,426) $   --  $   (12,004)
                                                                                   ==========   ===========  ======  ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                                   Corporate
                                                                                     Bonds
---------------------------------------------------------------------------------------------
Balance as of 12/31/11                                                             $   11,127
Realized gain (loss)1                                                                 (19,549)
Change in unrealized appreciation (depreciation)2                                     (21,218)
Purchases*                                                                             13,089
Sales                                                                                  22,115
Transfers out of Level 3**                                                             (5,563)
Transfers in to Level 3**                                                                  --
                                                                                   ----------
Balance as of 12/31/12                                                             $       --
                                                                                   ==========

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*    A portion of the total purchases includes payment-in-kind transactions.

** Transfers are calculated on the beginning of period values. During the year ended December 31, 2012, there were no transfers between Levels 1 and 2.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended  Year Ended Year Ended   Year Ended  Year Ended
                                                                12/31/12     12/31/11   12/31/10     12/31/09   12/31/08
Class I
Net asset value, beginning of period                            $ 10.24     $ 10.63     $ 10.07     $  8.91      $ 10.83
                                                                -------     -------     -------     -------      -------
Increase (decrease) from investment operations:
   Net investment income                                        $  0.48     $  0.63     $  0.55     $  0.61(a)   $  0.68
   Net realized and unrealized gain (loss) on
     investments, futures contracts and foreign currency
     transactions                                                  0.67       (0.43)       0.59        1.85        (1.86)
                                                                -------     -------     -------     -------      -------
     Net increase (decrease) from investment operations         $  1.15     $  0.20     $  1.14     $  2.46      $ (1.18)
Distributions to shareholders:
   Net investment income                                          (0.53)      (0.54)      (0.58)      (0.78)       (0.72)
   Net realized gain                                              (0.10)      (0.05)         --       (0.52)       (0.02)
                                                                -------     -------     -------     -------      -------
     Net increase (decrease) in net asset value                 $  0.52     $ (0.39)    $  0.56     $  1.16      $ (1.92)
                                                                -------     -------     -------     -------      -------
Net asset value, end of period                                  $ 10.76     $ 10.24     $ 10.63     $ 10.07      $  8.91
                                                                =======     =======     =======     =======      =======
Total return*                                                     11.43%       1.90%(b)   11.61%      29.73%      (11.57)%
Ratio of net expenses to average net assets+                       1.27%       1.22%       1.23%       1.28%        0.89%
Ratio of net investment income to average net assets+              4.24%       5.30%       5.25%       6.43%        6.49%
Portfolio turnover rate                                              25%         43%         92%         71%          66%
Net assets, end of period (in thousands)                        $10,931     $11,312     $15,494     $15,096      $12,822

(a) Net investment income per share has been calculated using the average shares method.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.83%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended  Year Ended Year Ended Year Ended   Year Ended
                                                                  12/31/12    12/31/11   12/31/10    12/31/09    12/31/08
Class II
Net asset value, beginning of period                              $ 10.22     $ 10.62    $ 10.06    $  8.92      $ 10.83
                                                                  -------     -------    -------    -------      -------
Increase (decrease) from investment operations:
   Net investment income                                          $  0.36     $  0.52    $  0.48    $  0.62(a)   $  0.64
   Net realized and unrealized gain (loss) on investments,
     futures contracts and foreign currency transactions             0.76       (0.35)      0.64       1.82        (1.84)
                                                                  -------     -------    -------    -------      -------
     Net increase (decrease) from
       investment operations                                      $  1.12     $  0.17    $  1.12    $  2.44      $ (1.20)
Distributions to shareholders:
   Net investment income                                            (0.50)      (0.52)     (0.56)     (0.77)       (0.69)
   Net realized gain                                                (0.10)      (0.05)        --      (0.52)       (0.02)
                                                                  -------     -------    -------    -------      -------
     Net increase (decrease) in net asset value                   $  0.52     $ (0.40)   $  0.56    $  1.14      $ (1.91)
                                                                  -------     -------    -------    -------      -------
Net asset value, end of period                                    $ 10.74     $ 10.22    $ 10.62    $ 10.06      $  8.92
                                                                  =======     =======    =======    =======      =======
Total return*                                                       11.18%       1.56%(b)  11.37%     29.35%      (11.69)%
Ratio of net expenses to average net assets+                         1.53%       1.47%      1.47%      1.32%        1.14%
Ratio of net investment income to average net assets+                3.92%       5.06%      4.96%      6.65%        6.27%
Portfolio turnover rate                                                25%         43%        92%        71%          66%
Net assets, end of period (in thousands)                          $25,265     $16,511    $16,315    $13,438      $48,988

(a) Net investment income per share has been calculated using the average shares method.

(b) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2011, the total return would have been 1.50%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+     Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/12
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $33,927,442)                                          $35,934,345
  Cash                                                                                      51,932
  Futures Collateral                                                                        15,375
  Foreign currencies, at value (cost $303,744)                                             304,007
  Receivables --
     Investment securities sold                                                            152,230
     Portfolio shares sold                                                                  84,043
     Dividends                                                                               4,395
     Interest (net of foreign taxes withheld of $1,766)                                    354,066
  Net unrealized gain on credit default swaps                                                6,731
  Other                                                                                     14,616
                                                                                       -----------
         Total assets                                                                  $36,921,740
                                                                                       -----------
LIABILITIES:
   Payables --
     Investment securities purchased                                                   $   599,372
     Portfolio shares repurchased                                                           24,874
     Variation margin                                                                        3,609
   Credit default swaps, premiums received                                                   6,433
   Net unrealized depreciation on forward foreign currency
     portfolio hedge contracts                                                              17,157
   Due to affiliates                                                                         4,287
   Accrued expenses                                                                         70,268
                                                                                       -----------
         Total liabilities                                                             $   726,000
                                                                                       -----------
NET ASSETS:
  Paid-in capital                                                                      $33,353,711
  Undistributed net investment income                                                      631,645
  Accumulated net realized gain on investments, foreign currency
    transactions, futures contracts and credit default swaps                               215,368
  Net unrealized gain on investments                                                     2,006,903
  Net unrealized loss on forward foreign currency contracts and
    other assets and liabilities denominated in foreign currencies                         (17,040)
  Net unrealized loss on futures contracts                                                  (1,578)
  Net unrealized gain on credit default swaps                                                6,731
                                                                                       -----------
        Total net assets                                                               $36,195,740
                                                                                       ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class I (based on $10,930,881/1,015,739 shares)                                     $     10.76
                                                                                       ===========
   Class II (based on $25,264,859/2,352,741 shares)                                    $     10.74
                                                                                       ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/12

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $3,753)                            $1,692,840
  Dividends                                                                         52,057
                                                                                ----------
        Total investment income                                                              $1,744,897
                                                                                             ----------
EXPENSES:
  Management fees                                                               $  207,370
  Transfer agent fees
     Class I                                                                         1,500
     Class II                                                                        1,500
  Distribution fees
     Class II                                                                       51,395
  Administrative reimbursements                                                     53,843
  Custodian fees                                                                    38,220
  Professional fees                                                                 49,149
  Printing expense                                                                  30,612
  Fees and expenses of nonaffiliated trustees                                        7,009
  Miscellaneous                                                                     17,411
                                                                                ----------
     Total expenses                                                                          $  458,009
                                                                                             ----------
     Net expenses                                                                            $  458,009
                                                                                             ----------
         Net investment income                                                               $1,286,888
                                                                                             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS, FOREIGN CURRENCY TRANSACTIONS
AND CREDIT DEFAULT SWAPS:
  Net realized gain (loss) on:
    Investments                                                                 $  441,490
    Credit default swaps                                                            15,588
    Futures contracts                                                             (136,753)
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                           33,184   $  353,509
                                                                                ----------   ----------
  Change in net unrealized gain (loss) on:
    Investments                                                                 $1,741,921
    Futures contracts                                                               21,443
    Credit default swaps                                                             6,731
    Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                          (23,693)  $1,746,402
                                                                                ----------   ----------
  Net loss on investments, futures contracts, foreign currency transactions
       and credit default swaps                                                              $2,099,911
                                                                                             ----------
  Net increase in net assets resulting from operations                                       $3,386,799
                                                                                             ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Year Ended     Year Ended
                                                                             12/31/12       12/31/11
FROM OPERATIONS:
Net investment income                                                      $  1,286,888   $  1,604,495
Net realized gain on investments, futures contracts, credit default swaps
   and foreign currency transactions                                            353,509        399,367
Change in net unrealized gain (loss) on investments, futures contracts
   and foreign currency transactions                                          1,746,402     (1,486,303)
                                                                           ------------   ------------
          Net increase in net assets resulting from operations             $  3,386,799   $    517,559
                                                                           ------------   ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class I ($0.53 and $0.54 per share, respectively)                    $   (564,346)  $   (703,102)
      Class II ($0.50 and $0.52 per share, respectively)                       (967,634)      (850,835)
Net realized gain:
      Class I ($0.10 and $0.05 per share, respectively)                        (102,231)       (68,144)
      Class II ($0.10 and $0.05 per share, respectively)                       (165,857)       (84,294)
                                                                           ------------   ------------
          Total distributions to shareowners                               $ (1,800,068)  $ (1,706,375)
                                                                           ------------   ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                           $ 15,012,495   $ 11,943,982
Reinvestment of distributions                                                 1,799,571      1,706,375
Cost of shares repurchased                                                  (10,026,314)   (16,447,812)
                                                                           ------------   ------------
       Net increase (decrease) in net assets resulting from
          Portfolio share transactions                                     $  6,785,752   $ (2,797,455)
                                                                           ------------   ------------
       Net increase (decrease) in net assets                               $  8,372,483   $ (3,986,271)
NET ASSETS:
Beginning of year                                                            27,823,257     31,809,528
                                                                           ------------   ------------
End of year                                                                $ 36,195,740   $ 27,823,257
                                                                           ============   ============
Undistributed net investment income                                        $    631,645   $    715,725
                                                                           ============   ============

                                          '12 Shares     '12 Amount       '11 Shares      '11 Amount
CLASS I
Shares sold                                   63,593     $    670,463          71,803     $    752,368
Reinvestment of distributions                 63,294          666,577          72,977          771,246
Less shares repurchased                     (215,750)      (2,379,840)       (497,623)      (5,228,017)
                                           ---------     ------------     -----------     ------------
      Net decrease                           (88,863)    $ (1,042,800)       (352,843)    $ (3,704,403)
                                           =========     ============     ===========     ============
CLASS II
Shares sold                                1,355,400     $ 14,342,032       1,063,738     $ 11,191,614
Reinvestment of distributions                107,742        1,132,994          88,805          935,129
Less shares repurchased                     (725,583)      (7,646,474)     (1,073,852)     (11,219,795)
                                           ---------     ------------     -----------     ------------
       Net increase                          737,559     $  7,828,552          78,691     $    906,948
                                           =========     ============     ===========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 12 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shortterm fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

      Securities or senior loan for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters,

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

      terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc.
      (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

      At December 31, 2012, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts

      The Portfolio may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 5).

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2012, the Portfolio did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by Federal and State tax authorities.

      In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2012, the Portfolio paid no such taxes.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2012, the Portfolio reclassified $161,012 to increase undistributed net investment income, and $161,012 to decrease accumulated net realized gain on investments, foreign currency transactions, futures contracts and credit default swaps to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2012, were as follows:

--------------------------------------------------------------------------------
                                                    2012                 2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                  $1,531,980           $1,553,937
Long-term capital gain                              268,088              152,438
                                                 ----------           ----------
   Total distributions                           $1,800,068           $1,706,375
                                                 ==========           ==========
Distributable Earnings
(Accumulated Losses):
Undistributed ordinary income                    $  720,666
Undistributed long-term gain                        127,910
Unrealized appreciation                           1,993,453
                                                 ----------
   Total                                         $2,842,029
                                                 ==========

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to interest on defaulted bonds, interest accruals on preferred stock, credit default swaps, and the mark-to-market on foreign currency contracts and futures contracts.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
      (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), $255,739 in underwriting commissions on the sale of Trust shares for the year ended December 31, 2012. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-ofpocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. Prepayment risk is the chance that fixed-income securities will be paid off early if interest rates fall. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

G.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or a subcustodian of the Portfolio. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.    Futures Contracts

      The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2012 was $15,375. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Portfolio. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging strategies and potentially result in a loss. The average number of contracts open during the year ended December 31, 2012 was 49.

I.    Credit Default Swap Agreements

      A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

      The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

At December 31, 2012, open futures contracts were as follows:

-------------------------------------------------------------------------------------
                              Number of
                              Contracts     Settlement                   Unrealized
Type                         Long/(Short)     Month            Value     Gain (loss)
-------------------------------------------------------------------------------------
US Ultra Bond (CBT)              5             3/13           $812,969     $(18,086)
US 10 Yr Note (CBT)            (18)            3/13         (2,390,063)      12,797
US 5 Yr Note (CBT)              (9)            3/13         (2,363,867)       3,711
-------------------------------------------------------------------------------------
   Total                                                   $(3,940,961)     $(1,578)
-------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

During the year ended December 31, 2012, the Fund opened four credit default swaps, with a combined notional amount of $1,150,000, which were still open at year end. Credit default swap contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,368 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Portfolio.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Portfolio at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $233 in transfer agent fees payable to PIMSS at December 31, 2012.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $686 in distribution fees payable to PFD at December 31, 2012.

5. Forward Foreign Currency Contracts

During the year ended December 31, 2012, the Portfolio entered into various forward foreign currency contracts that obligate the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract. The average value of settlement contracts open during the year ended December 31, 2012 was $29,908. There were no outstanding settlement contracts open at December 31, 2012. The average value of portfolio contracts open during the year ended December 31, 2012 was $1,182,030.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/12                               (continued)
--------------------------------------------------------------------------------

As of December 31, 2012, open portfolio hedge contracts were as follows:

---------------------------------------------------------------------------------------------------------
                                                                                                Net
                                                                                             Unrealized
                                     Contracts     In Exchange   Settlement                 Appreciation/
Currency                             to Deliver         for         Date         Value     (Depreciation)
---------------------------------------------------------------------------------------------------------
INR (Indian Rupee)                   4,500,000     $   81,110      3/15/13    $   80,935     $    (175)
INR (Indian Rupee)                   4,500,000     $   82,964      3/15/13    $   80,935        (2,029)
RUB (Russian Ruble)                  2,500,000     $   79,719      3/15/13    $   80,850         1,131
RUB (Russian Ruble)                  1,250,000     $   39,148      3/15/13    $   40,425         1,277
RUB (Russian Ruble)                  1,700,000     $   52,949      3/15/13    $   54,978         2,029
MYR (Malaysian Ringgit)                260,000     $   84,375       2/7/13    $   84,806           431
EUR (European Euro)                   (456,000)    $ (580,053)      2/7/13    $ (602,063)      (22,010)
EUR (European Euro)                    (50,000)    $  (66,241)     1/16/13    $  (66,003)          238
AUD (Australian Dollar)                (53,000)    $  (54,805)     2/12/13    $  (54,952)         (147)
SEK (Swedish Krona)                   (160,000)    $  (24,030)     1/16/13    $  (24,603)         (573)
NOK (Norwegian Krone)                  875,000     $  155,522      1/16/13    $  157,334         1,812
MXN (Mexican Peso)                     980,000     $   75,432      1/3/13     $   76,291           859
---------------------------------------------------------------------------------------------------------
   Total                                                                                     $ (17,157)
---------------------------------------------------------------------------------------------------------

6. Bridge Loan Commitments

As of December 31, 2012, the fund had unfunded loan commitments of $160,000, which could be extended at the option of the borrower, pursuant to the following loan agreements:

-------------------------------------------------------------------------------
                                                                        Net
                                                                     Unrealized
     Loan                           Shares      Cost        Value       Gain
-------------------------------------------------------------------------------
Dupont, Bridge Loan                100,000    $100,000    $100,000       $    -
Tempur Pedic, Bridge Loan           60,000      60,000      60,000            -
-------------------------------------------------------------------------------
  Total                                       $160,000    $160,000
-------------------------------------------------------------------------------

7.    Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of December 31, 2012 were as follows:

-------------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                          Asset Derivatives 2012             Liabilities Derivatives 2012
Hedging Instruments                --------------------------------------  ----------------------------------------
Under Accounting                          Statement of Assets                  Statement of Assets
Standards Codification                      and Liabilities                      and Liabilities
(ASC) 815                                      Location            Value           Location                Value
-------------------------------------------------------------------------------------------------------------------
Forward foreign currency portfolio hedges   Net unrealized                        Net unrealized
                                            appreciation on                       depreciation on
                                            forward foreign                       forward foreign
                                            currency Portfolio                    currency Portfolio
                                            hedge contracts       $     -         hedge contracts        $  (17,157)
Credit default swaps                        Net unrealized                        Net unrealized
                                            gain on credit                        loss on credit
                                            default swap                          default swap
                                            contracts             $ 6,731         contracts              $        -
Futures contracts*                          Net unrealized                        Net unrealized
                                            appreciation on                       depreciation on
                                            futures contracts     $     -         futures contracts      $   (1,578)
-------------------------------------------------------------------------------------------------------------------
Total                                                             $ 6,731                                  $(18,735)
-------------------------------------------------------------------------------------------------------------------

*     Reflects unrealized appreciation/depreciation of futures contracts (see
      Note 1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

Pioneer Strategic Income VCT Portfolio   PIONEER VARIABLE CONTRACTS TRUST

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 was as follows:

                                                                                                   Change in
                                                                             Realized Gain         Unrealized
 Derivatives Not Accounted for                                               or (Loss) on        Gain or (Loss)
 as Hedging Instruments Under       Location of Gain or (Loss)                Derivatives        on Derivatives
 Accounting Standards               on Derivatives Recognized                 Recognized         Recognized in
 Codification (ASC) 815                      in Income                         in Income            Income
------------------------------------------------------------------------------------------------------------------
Forward foreign currency         Net realized gain (loss) on forward
settlement hedge contracts       foreign currency contracts and
                                 other assets and liabilities
                                 denominated in foreign
                                 currencies                                  $        (1,310)
 Forward foreign currency        Change in unrealized gain (loss) on
 settlement hedge contracts      forward foreign currency contracts
                                 and other assets and liabilities
                                 denominated in foreign currencies                               $             464
 Forward foreign currency        Net realized gain (loss) on forward
 portfolio hedge contracts       foreign currency contracts and
                                 other assets and liabilities
                                 denominated in foreign currencies           $        18,336
 Forward foreign currency        Change in unrealized gain (loss) on
 portfolio hedge contracts       forward foreign currency contracts
                                 and other assets and liabilities
                                 denominated in foreign currencies                               $         (24,226)
 Interest Rate Futures           Net realized gain (loss) on futures
                                 contracts                                   $      (136,753)
 Interest Rate Futures           Change in net unrealized gain (loss)
                                 on futures contracts                                            $          21,443
 Credit Default Swaps            Net realized gain (loss) on credit
                                 default swaps                               $        15,588
 Credit Default Swaps            Change in net unrealized gain (loss)
                                 on credit default swaps                                         $           6,731

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust")) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio (one of the portfolios constituting the Pioneer Variable Contracts Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 14, 2013

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 65.21%.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the Portfolio) pursuant to an investment advisory agreement between PIM and the Portfolio. In order for PIM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment advisory agreement for the Portfolio.

The contract review process began in March 2012 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Portfolio were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Portfolio provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Portfolio, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one and three year periods ended June 30, 2012 and in the second quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Portfolio's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Portfolio's benchmark index. The Trustees discussed the Portfolio's recent underperformance and indicated that they were satisfied with the information presented with respect to the Portfolio's performance.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2012 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the Portfolio's management fee was seven basis points higher than the median management fees paid by other funds in the Portfolio's Morningstar category, and only two basis points higher than the management fee of the fund at the bottom of the third quintile of management fees paid by other funds in the Portfolio's Morningstar category. The Trustees considered that the Portfolio's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the small asset size of the Portfolio compared to the median asset size of the Portfolio's peer group. The Trustees considered that non-management fee operating expenses and transfer agency expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees also noted the small size of the Portfolio's peer group.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Portfolio and to its other clients and considered the differences in management fees and profit margins for PIM's Portfolio and non-Portfolio services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Portfolio and the other client accounts. The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                            (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid by the Portfolio, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Portfolio.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Portfolio's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD        LENGTH OF SERVICE                                     OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST       AND TERM OF OFFICE         PRINCIPAL OCCUPATION       HELD BY THIS TRUSTEE
Thomas J. Perna (62)  Chairman of the      Trustee since 2006.        Chairman and Chief         Director, Broadridge
                      Board and            Serves  until a successor  Executive Officer,         Financial Solutions,
                      Trustee              trustee is  elected or     Quadriserv, Inc.           Inc. (investor
                                           earlier retirement  or     (technology  products for  communications and
                                           removal.                   securities lending         securities processing
                                                                      industry) (2008 -          provider for financial
                                                                      present); private          services industry)
                                                                      investor  (2004 - 2008);   (2009 - present);
                                                                      and Senior Executive Vice  Director, Quadriserv,
                                                                      President, The Bank of     Inc. (2005 - present);
                                                                      New York  (financial and   and Commissioner, New
                                                                      securities services)       Jersey State Civil
                                                                      (1986 - 2004)              Service Commission
                                                                                                 (2011 - present)
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)    Trustee              Trustee since 2005.        Managing Partner, Federal  Director of Enterprise
                                           Serves until a successor   City Capital Advisors      Community Investment,
                                           trustee is elected or      (corporate advisory        Inc. (privately held
                                           earlier retirement or      services company) (1997 -  affordable housing
                                           removal.                   2004 and 2008 - present);  finance company) (1985
                                                                      Interim Chief Executive    - 2010); Director of
                                                                      Officer, Oxford            Oxford Analytica, Inc.
                                                                      Analytica, Inc.            (2008 - present);
                                                                      (privately held research   Director of The Swiss
                                                                      and consulting company)    Helvetia Fund, Inc.
                                                                      (2010); Executive Vice     (closed-end fund) (2010
                                                                      President and Chief        - present); and
                                                                      Financial Officer,         Director of New York
                                                                      I-trax, Inc. (publicly     Mortgage Trust
                                                                      traded health care         (publicly traded
                                                                      services company) (2004 -  mortgage REIT) (2004 -
                                                                      2007); and Executive Vice  2009, 2012 - present)
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Pedestal Inc.
                                                                      (internet-based mortgage
                                                                      trading company) (2000 -
                                                                      2002)
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman  Trustee              Trustee since 2008.        William Joseph Maier       Trustee, Mellon
(68)                                       Serves until a successor   Professor of Political     Institutional Funds
                                           trustee is elected or      Economy, Harvard           Investment Trust and
                                           earlier retirement or      University (1972 -         Mellon Institutional
                                           removal.                   present)                   Funds Master Portfolio
                                                                                                 (oversaw 17 portfolios
                                                                                                 in fund complex)
                                                                                                 (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                       POSITION HELD    LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
Margaret B.W. Graham   Trustee          Trustee since 2000.        Founding Director, Vice President  None
(65)                                    Serves  until a successor  and Corporate Secretary, The
                                        trustee is  elected or     Winthrop  Group, Inc. (consulting
                                        earlier retirement  or     firm) (1982-present); Desautels
                                        removal.                   Faculty of  Management, McGill
                                                                   University (1999 - present); and
                                                                   Manager of  Research Operations
                                                                   and Organizational Learning,
                                                                   Xerox PARC, Xerox's advance
                                                                   research center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee          Trustee since 1995.        President and Chief Executive      Director of New America High
(64)                                    Serves until a successor   Officer, Newbury, Piret &          Income Fund, Inc. (closed-end
                                        trustee is elected or      Company, Inc. (investment banking  investment company) (2004 -
                                        earlier retirement or      firm) (1981 - present)             present); and member, Board
                                        removal.                                                      of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
-----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)   Trustee          Trustee since 2008.        Senior Counsel, Sullivan &         Director, The Swiss Helvetia
                                        Serves until a successor   Cromwell LLP (law firm) (1998 -    Fund, Inc. (closed-end
                                        trustee is elected or      present); and Partner, Sullivan &  investment company); and
                                        earlier retirement or      Cromwell LLP (prior to 1998)       Director, Invesco, Ltd.
                                        removal.                                                      (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                      POSITION HELD     LENGTH OF SERVICE                                             OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST    AND TERM OF OFFICE         PRINCIPAL OCCUPATION               HELD BY THIS TRUSTEE
John F. Cogan, Jr.    Trustee,          Trustee since 1994.        Non-Executive Chairman and a       None
(86)*                 President  and    Serves  until a successor  director of Pioneer Investment
                      Chief  Executive  trustee is  elected or     Management  USA Inc. ("PIM-USA");
                      Officer  of the   earlier retirement  or     Chairman and a director of
                      Portfolio         removal.                   Pioneer; Chairman and  Director
                                                                   of Pioneer Institutional Asset
                                                                   Management, Inc. (since 2006);
                                                                   Director of Pioneer Alternative
                                                                   Investment Management Limited
                                                                   (Dublin) (until October 2011);
                                                                   President and a director of
                                                                   Pioneer Alternative Investment
                                                                   Management (Bermuda) Limited and
                                                                   affiliated funds; Deputy Chairman
                                                                   and a director of Pioneer Global
                                                                   Asset Management S.p.A. ("PGAM")
                                                                   (until April 2010); Director of
                                                                   Nano-C, Inc. (since 2003);
                                                                   Director of Cole Management Inc.
                                                                   (2004 - 2011); Director of
                                                                   Fiduciary Counseling, Inc. (until
                                                                   December 2011); President of all
                                                                   of the Pioneer Funds; and Retired
                                                                   Partner, Wilmer Cutler Pickering
                                                                   Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury   Trustee and       Trustee since 2007.        Director, CEO and President of     None
(54)*                 Executive Vice    Serves until a successor   PIM-USA (since February 2007);
                      President         trustee is elected or      Director and President of Pioneer
                                        earlier retirement or      and Pioneer Institutional Asset
                                        removal.                   Management, Inc. (since February
                                                                   2007); Executive Vice President
                                                                   of all of the Pioneer Funds
                                                                   (since March 2007); Director of
                                                                   PGAM (2007 - 2010); Head of New
                                                                   Europe Division, PGAM (2000 -
                                                                   2005); and Head of New Markets
                                                                   Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                      POSITION HELD    LENGTH OF SERVICE AND                                          OTHER DIRECTORSHIPS
NAME AND AGE          WITH THE TRUST   TERM OF OFFICE           PRINCIPAL OCCUPATION                  HELD BY THIS OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J.        Secretary and    Since 2003. Serves at    Vice President and Associate General  None
Kelley (48)           Chief Legal      the discretion of the    Counsel of Pioneer since January
                      Officer          Board.                   2008; Secretary and Chief Legal
                                                                Officer of all of the Pioneer Funds
                                                                since June 2010; Assistant Secretary
                                                                of all of the Pioneer Funds from
                                                                September 2003 to May 2010; and Vice
                                                                President and Senior Counsel of
                                                                Pioneer from July 2002 to December
                                                                2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan     Assistant        Since 2010. Serves at    Fund Governance Director of Pioneer   None
(51)                  Secretary        the discretion of the    since December 2006 and Assistant
                                       Board.                   Secretary of all the Pioneer Funds
                                                                since June 2010; Manager - Fund
                                                                Governance of Pioneer from December
                                                                2003 to November 2006; and Senior
                                                                Paralegal of Pioneer from January
                                                                2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)     Assistant        Since 2010. Serves at    Counsel of Pioneer since June 2007    None
                      Secretary        the discretion of the    and Assistant Secretary of all the
                                       Board.                   Pioneer Funds since June 2010; and
                                                                Vice President and Counsel at State
                                                                Street Bank from October 2004 to
                                                                June 2007
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)  Treasurer and    Since 2008. Serves at    Vice President - Fund Treasury of     None
                      Chief Financial  the discretion of the    Pioneer; Treasurer of all of the
                      and Accounting   Board.                   Pioneer Funds since March 2008;
                      Officer of the                            Deputy Treasurer of Pioneer from
                      Portfolio                                 March 2004 to February 2008; and
                                                                Assistant Treasurer of all of the
                                                                Pioneer Funds from March 2004 to
                                                                February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti      Assistant        Since 2000. Serves at    Assistant Vice President - Fund       None
(47)                  Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)    Assistant        Since 2002. Serves at    Fund Accounting Manager - Fund        None
                      Treasurer        the discretion of the    Treasury of Pioneer; and Assistant
                                       Board.                   Treasurer of all of the Pioneer
                                                                Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson      Assistant        Since 2009. Serves at    Fund Administration Manager - Fund    None
(33)                  Treasurer        the discretion of the    Treasury of Pioneer since November
                                       Board.                   2008; Assistant Treasurer of all of
                                                                the Pioneer Funds since January
                                                                2009; and Client Service Manager -
                                                                Institutional Investor Services at
                                                                State Street Bank from March 2003 to
                                                                March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)  Chief            Since 2010. Serves at    Chief Compliance Officer of Pioneer   None
                      Compliance       the discretion of the    and of all the Pioneer Funds since
                      Officer          Board.                   March 2010; Director of Adviser and
                                                                Portfolio Compliance at Pioneer
                                                                since October 2005; and Senior
                                                                Compliance Officer for Columbia
                                                                Management Advisers, Inc. from
                                                                October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (41)  Anti-Money       Since 2006. Serves at    Director - Transfer Agency            None
                      Laundering       the discretion of the    Compliance of Pioneer and Anti-Money
                      Officer          Board.                   Laundering Officer of all the
                                                                Pioneer funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
       Investment(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   20364-06-0213

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's 12 portfolios, including fees associated with routine and non routine filings of its Form N-1A, totaled approximately
$371,535 in 2012 and $408,132 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax return totaled $99,480 in 2012 and $99,480 in 2011.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2012 and 2011, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $99,480 in 2012 and $99,480 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 1, 2013

* Print the name and title of each signing officer under his or her signature.